As filed with the Securities and Exchange Commission on August 21, 2015

Registration Nos. 333-89822; 811-21114

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☐
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 155	☒

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 164	☒

ProShares Trust

(Exact name of Registrant as Specified in Trust Instrument)

7501 Wisconsin Avenue, Suite 1000

Bethesda, MD 20814

(Address of Principal Executive Office) (Zip Code)

(240) 497-6400

(Area Code and Telephone Number)

Michael L. Sapir, CEO

ProShare Advisors LLC

7501 Wisconsin Avenue, Suite 1000

Bethesda, MD 20814

(Name and Address of Agent for Service)

with copies to:

John Loder, Esq. c/o Ropes & Gray LLP Prudential Tower 800 Boylston Street Boston, MA 02199-3600	Robert J. Borzone ProShare Advisors LLC 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814

Approximate date of Proposed Public Offering:

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraph (b)
☐	on pursuant to paragraph (b)(1)(iii) of Rule 485
☒	60 days after filing pursuant to paragraph (a)(1)
☐	on pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

EXPLANATORY NOTE

This post-effective amendment relates only to the ProShares UltraPro Financials and the ProShares UltraPro Short Financials, each a series of ProShares Trust. No information relating to any other series or class of series of ProShares Trust is amended or superseded hereby.

The information in this Prospectus is not complete and may be changed. Shares of the Funds may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to Completion

Preliminary Prospectus August 21, 2015

Prospectus

August [     ], 2015

FINU	ProShares UltraPro Financials

FINZ	ProShares UltraPro Short Financials

ProShares Trust	Distributor: SEI Investments Distribution Co.

Each Fund is listed on NYSE Arca. None of the Securities and Exchange Commission, the Commodity Futures Trading Commission or any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

3	Summary Section

4	ProShares UltraPro Financials

10	ProShares UltraPro Short Financials

18	Investment Objective, Principal Investment Strategies and Related Risks

27	Management of ProShares Trust

28	Determination of NAV

28	Distributions

29	Dividend Reinvestment Services

29	Taxes

31	Financial Highlights

Summary Section

UltraPro Financials

Important Information About the Fund

ProShares UltraPro Financials (the “Fund”) seeks investment results for a single day only, not for longer periods. A “single day” is measured from the time the Fund calculates its net asset value (“NAV”) to the time of the Fund’s next NAV calculation. The return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from three times (3x) the return of the Financial Services Select Sector Index (the “Index”) for that period. For periods longer than a single day, the Fund will lose money when the level of the Index is flat, and it is possible that the Fund will lose money even if the level of the Index rises. Longer holding periods, higher index volatility, and greater leverage each exacerbate the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as or more than the return of the Index.

The Fund is different from most exchange-traded funds in that it seeks leveraged returns relative to the Index and only on a daily basis. The Fund also is riskier than similarly benchmarked exchange-traded funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily leveraged investment results. Shareholders should actively manage and monitor their investments, as frequently as daily.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to three times (3x) the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Investment Advisory Fees	0.75%
Other Expenses	0.74%
Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.49%
Fee Waiver/Reimbursement*	-0.54%
Total Net Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	0.95%

*	ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.95% through September 30, 2015. After such date, the expense limitation may be terminated or revised by ProShare Advisors. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years	5 Years	10 Years
$97	$418	$762	$1,733

The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. In addition, investors may pay brokerage commissions on their purchases and sales of the Fund’s shares. These costs are not reflected in the table or the example above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 15% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in derivatives that ProShare Advisors believes, in combination, should have similar daily return characteristics as three times (3x) the daily return of the Index. The Index represents the financial industry group of the S&P 500 Index (“S&P 500”). The Index is one of ten (10) of the S&P Select Sector Indices (the “Select Sector Indices”), each designed to measure the performance of a sector of the S&P 500 determined based on the Global Industry Classification Standards (“GICS”). Membership in the Select Sector Indices is based on the GICS classification, as well as liquidity and market cap requirements. Companies in the Select Sector Indices are classified according to GICS, which determines classifications primarily based on revenues; however, earnings and market perception are also considered.

The Index consists of companies in the Financial Sector, including companies involved in banking, thrifts & mortgage finance, specialized finance, consumer finance, asset management and custody banks, investment banking and brokerage and insurance. The Financial Sector also includes real estate companies and REITs.

[As of September 30, 2014, the Index is comprised of 35 stocks.] The Index is sponsored by Standard & Poor’s (the “Index Provider”), which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index and relative weightings of the Index constituents, and publishes information regarding the market value of the Index. The components of the Index may change over time. The Index is published under the Bloomberg ticker symbol “IXMNTR.”

The derivatives that the Fund will principally invest in are set forth below. Cash balances arising from the use of derivatives will typically be held in money market instruments.

•	Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset or assets, such as stocks, bonds or funds (including ETFs), interest rates or indexes. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. These derivatives principally include:

•	Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities or an ETF representing a particular index.

•	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles, including:

•	U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.

•	Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy them back at a specified time and price. Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.

ProShare Advisors uses a mathematical approach to investing. Using this approach, ProShare Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate, on a daily basis, the performance of three times (3x) the Index. The Fund may gain exposure to only a representative sample of the securities in the Index, or to securities not contained in the Index or in financial instruments, with the intent of obtaining exposure with aggregate characteristics similar to those of a multiple of the Index. ProShare Advisors does not invest the assets of the Fund in securities or financial instruments based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional investment research or analysis, or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide leveraged exposure to the Index without regard to market conditions, trends or direction. The Fund seeks investment results for a single day only as calculated from NAV to NAV, not for longer periods.

At the close of the U.S. securities markets on each trading day, the Fund will seek to position its portfolio so that its exposure to the Index is consistent with the Fund’s investment objective. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise. As a result, the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall. As a result, the Fund’s exposure will need to be decreased.

Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from three times (3x) the return of the Index over the same period. The Fund will lose money if the level of the Index is flat over time, and it is possible that the Fund will lose money over time even if the level of the Index rises, as a result of daily rebalancing, the Index’s volatility and the effects of compounding. See “Principal Risks”, below.

The Fund will concentrate its investment in a particular industry or group of industries, country or region to approximately the same extent as the Index is so concentrated.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the back of the Fund’s Full Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

•	Risk Associated with the Use of Derivatives — The Fund obtains investment exposure through derivatives. Investing in derivatives may be considered aggressive and may expose the Fund to greater risks than investing directly in the reference asset(s) underlying those derivatives. These risks include counterparty risk, liquidity risk and increased correlation risk (each as discussed below). When the Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require limited initial investment, the use of derivatives also may expose the Fund to losses in excess of those amounts initially invested. The Fund may use a combination of swaps on the Index and swaps on an ETF that is designed to track the performance of the Index. The performance of an ETF may not track the performance of the Index due to embedded costs and other factors. Thus, to the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with the Index as it would if the Fund only used swaps on the Index. Moreover, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. Any costs associated with using derivatives will also have the effect of lowering the Fund’s return.

•	Leverage Risk — The Fund obtains investment exposure in excess of its assets in seeking to achieve its investment objective—a form of leverage—and will lose more money in market environments adverse to its daily objective than a similar fund that does not employ such leverage. The use of such leverage could result in the total loss of an investor’s investment. For example, because the Fund includes a multiplier of three times (3x) the Index, a single day movement in the Index approaching 33% at any point in the day could result in the total loss of a shareholder’s investment if that movement is contrary to the investment objective of the Fund, even if the Index subsequently moves in an opposite direction, eliminating all or a portion of the earlier movement. This would be the case with any such single day movements in the Index, even if the Index maintains a level greater than zero at all times.

•	Compounding Risk — As a result of compounding and because the Fund has a single day investment objective, the Fund’s performance for periods greater than a single day is likely to be either better or worse than the Index performance times the stated multiple in the Fund’s investment objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. Particularly during periods of higher Index volatility, compounding will cause results for periods longer than a single day to vary from three times (3x) the return of the Index. This effect becomes more pronounced as volatility increases. Fund performance for periods greater than a single day can be estimated given any set of assumptions for the following factors: a) Index volatility; b) Index performance; c) period of time; d) financing rates associated with leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors — Index volatility and Index performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Performance shown in the chart assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leveraged exposure) of zero percent. If Fund expenses and/or actual borrowing/ lending rates were reflected, the Fund’s performance would be different than shown.

Areas shaded darker represent those scenarios where the Fund can be expected to return less than three times (3x) the performance of the Index.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	Three times (3x) the One Year Index	10%	25%	50%	75%	100%
-60%	-180%	-93.8%	-94.7%	-97.0%	-98.8%	-99.7%
-50%	-150%	-87.9%	-89.6%	-94.1%	-97.7%	-99.4%
-40%	-120%	-79.0%	-82.1%	-89.8%	-96.0%	-98.9%
-30%	-90%	-66.7%	-71.6%	-83.8%	-93.7%	-98.3%
-20%	-60%	-50.3%	-57.6%	-75.8%	-90.5%	-97.5%
-10%	-30%	-29.3%	-39.6%	-65.6%	-86.5%	-96.4%
0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%
10%	30%	29.2%	10.3%	-37.1%	-75.4%	-93.4%
20%	60%	67.7%	43.3%	-18.4%	-68.0%	-91.4%
30%	90%	113.2%	82.1%	3.8%	-59.4%	-89.1%
40%	120%	166.3%	127.5%	29.6%	-49.2%	-86.3%
50%	150%	227.5%	179.8%	59.4%	-37.6%	-83.2%
60%	180%	297.5%	239.6%	93.5%	-24.2%	-79.6%

The foregoing table is intended to isolate the effect of Index volatility and Index performance on the return of the Fund. For example, the Fund may incorrectly be expected to achieve a -60% return on a yearly basis if the Index return were -20%, absent the effects of compounding. However, as the table shows, with Index volatility of 50%, the Fund could be expected to return -75.8% under such a scenario. The Fund’s actual returns may be significantly better or worse than the returns shown above as a result of any of the factors discussed above or in “Principal Risks—Correlation Risk” below.

The Index’s annualized historical volatility rate since inception (January 28, 2011) was 21%. The Index’s highest July to July volatility rate since inception was 35.27% from July 1, 2011 to June 30, 2012. The Index’s annualized total return performance since inception was 11.11%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of U.S. exchange-traded securities or instruments that reflect the value of the Index may differ from the volatility of the Index.

For additional graphs and charts demonstrating the effects of Index volatility and Index performance on the long-term performance of the Fund, see “Principal Risks of Geared Funds and the Impact of Compounding” in the back of the Fund’s Full Prospectus and “Special Note Regarding the Correlation Risks of Geared Funds” in the Fund’s Statement of Additional Information.

•	Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there is no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective, and the percentage change of the Fund’s NAV each day may differ, perhaps significantly, from three times (3x) the percentage change of the Index on such day.

In order to achieve a high degree of correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over- or underexposed to the Index may prevent the Fund from achieving a high degree of correlation with the Index. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will have perfect exposure (i.e., 3x) to the Index at the end of each day and the likelihood of being materially over- or underexposed is higher on days when the Index level is volatile near the close of the trading day.

A number of other factors may also adversely affect the Fund’s correlation with the Index, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to securities may be different from that of the Index. In addition, the Fund may invest in securities not included in the Index or in financial instruments. The Fund may take or refrain from taking positions in order to improve tax efficiency, or comply with regulatory restrictions, either of which may negatively affect the Fund’s correlation with the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or underexposed to the Index and may be impacted by Index reconstitutions and Index rebalancing events. Any of these factors could decrease correlation between the performance of the Fund and the Index and may hinder the Fund’s ability to meet its daily investment objective on or around that day.

•	Counterparty Risk — The Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments to meet its contractual obligations) with respect to the amount it expects to receive from counterparties to financial instruments and repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations, the value of an investment in the Fund may decline.

•	Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

•	Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to corporate, political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Further, stocks in the Index may underperform other equity investments. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease.

•	Financial Services Industry Risk — The Fund is subject to risks faced by companies in the financial services economic sector to the same extent as the Index is so concentrated, including: extensive governmental regulation and/or nationalization that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain; adverse effects from increases in interest rates; effects on profitability by loan losses, which usually increase in economic downturns; the severe competition to which banks, insurance, and financial services companies may be subject; and increased interindustry consolidation and competition in the financial sector. While the realization of certain of the risks faced by these companies may benefit the Fund because the Fund seeks investment results that correspond to three times (3x) the Index, such occurrences may introduce more volatility to the Fund.

•	Intraday Price Performance Risk — The Fund is rebalanced at or about the time of its NAV calculation. As such, the intraday position of the Fund will generally be different from the Fund’s stated investment objective of corresponding to three times (3x) the Index. When shares are bought intraday, the performance of the Fund’s shares relative to the Index until the Fund’s next NAV calculation time will generally be greater than or less than the Fund’s stated multiple.

•	Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Markets for the securities or financial instruments in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those securities. These situations may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Index.

•	Market Price Variance Risk — The Fund’s shares will be listed for trading on the NYSE Arca and can be bought and sold in the secondary market at market prices. The market price of shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors. ProShare Advisors cannot predict whether shares will trade above, below or at a price equal to the value of the Fund’s holdings. Given the fact that shares can be created and redeemed in Creation Units, as defined below, ProShare Advisors believes that large discounts or premiums to the value of the Fund’s holdings should not be sustained. The Fund’s investment results are measured based upon the daily NAV of the Fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by Authorized Participants creating and redeeming directly with the Fund.

•	Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, and has the ability to invest a relatively high percentage of its assets in financial instruments with a single counterparty or a few counterparties. This may cause the credit of one or a relatively smaller number of counterparties to have a greater impact on the Fund’s performance.

•	Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a single day investment objective, will cause a higher level of portfolio transactions than compared to most exchange-traded funds. Additionally, active market trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage and other transaction costs and may result in increased taxable capital gains.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the back of the Fund’s Full Prospectus for additional details.

Investment Results

The bar chart below shows the Fund’s investment results for the Fund’s first full calendar year of operations, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. Effective [    ], 2015, the Fund changed its

benchmark index from the Dow Jones U.S. Financial Index to the Financial Services Select Sector Index. The Fund’s performance prior to [    ], 2015 is therefore based on the Fund’s prior investment strategy to seek daily investment results that correspond to three times (3x) the daily performance of a different benchmark index. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting ProShares.com.

Annual Returns as of December 31, 2013

Best Quarter (ended 3/31/2013): 38.73%

Worst Quarter (ended 9/30/2013): 7.39%

The year-to-date return as of the most recent quarter, which ended June 30, 2014, was 10.85%.

Average Annual Total Returns
As of December 31, 2013	One Year	Since Inception	Inception Date
Before Taxes	124.62%	116.66%	7/10/2012
After Taxes on Distributions	124.56%	116.59%	—
After Taxes on Distributions and Sale of Shares	70.59%	92.21%	—
Dow Jones U.S. Financials Index#	34.22%	32.89%	—
Financial Services Select Sector Index#	[ ]%	[ ]%	—

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by issuers in the Index. Since inception returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time. The Fund may not be suitable for all investors and should only be used by knowledgeable investors who understand the potential consequences of seeking daily leveraged investment results (i.e., 3x). Shareholders should actively manage and monitor their investments, as frequently as daily.

Management

The Fund is advised by ProShare Advisors. Michael Neches, Senior Portfolio Manager, and Charles Lowery, Portfolio Manager, have jointly and principally managed the Fund since October 2013.

Purchase and Sale of Fund Shares

The Fund will issue and redeem shares only to Authorized Participants (typically, broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which is comprised of [            ] shares. Retail investors may only purchase and sell Fund shares on a national securities exchange through a broker-dealer. Because the Fund’s shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount).

Tax Information

Income and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly and capital gains, if any, at least annually. Distributions for this Fund may be significantly higher than those of most ETFs.

UltraPro Short Financials

Important Information About the Fund

ProShares UltraPro Short Financials (the “Fund”) seeks investment results for a single day only, not for longer periods. A “single day” is measured from the time the Fund calculates its net asset value (“NAV”) to the time of the Fund’s next NAV calculation. The return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from three times the inverse (-3x) of the return of the Financial Services Select Sector Index (the “Index”) for that period. For periods longer than a single day, the Fund will lose money when the level of the Index is flat, and it is possible that the Fund will lose money even if the level of the Index falls. Longer holding periods, higher index volatility, inverse exposure, and greater leverage each exacerbate the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as or more than the return of the Index.

The Fund is different from most exchange-traded funds in that it seeks inverse leveraged returns relative to the Index and only on a daily basis. The Fund also is riskier than similarly benchmarked exchange-traded funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily inverse leveraged investment results. Shareholders should actively manage and monitor their investments, as frequently as daily.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to three times the inverse (-3x) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Investment Advisory Fees	0.75%
Other Expenses*	2.84%
Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	3.59%
Fee Waiver/Reimbursement*	-2.64%
Total Net Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	0.95%

*	ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.95% through September 30, 2015. After such date, the expense limitation may be terminated or revised by ProShare Advisors. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years	5 Years	10 Years
$97	$855	$1,634	$3,680

The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. In addition, investors may pay brokerage commissions on their purchases and sales of the Fund’s shares. These costs are not reflected in the table or the example above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the

Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in derivatives that ProShare Advisors believes, in combination, should have similar daily return characteristics as three times the inverse (-3x) of the daily return of the Index. The Index represents the financial industry group of the S&P 500 Index (“S&P 500”). The Index is one of ten (10) of the S&P Select Sector Indices (the “Select Sector Indices”), each designed to measure the performance of a sector of the S&P 500 determined based on the Global Industry Classification Standards (“GICS”). Membership in the Select Sector Indices is based on the GICS classification, as well as liquidity and market cap requirements. Companies in the Select Sector Indices are classified according to GICS, which determines classifications primarily based on revenues; however, earnings and market perception are also considered.

The Index consists of companies in the Financial Sector, including companies involved in banking, thrifts & mortgage finance, specialized finance, consumer finance, asset management and custody banks, investment banking and brokerage and insurance. The Financial Sector also includes real estate companies and REITs.

[As of September 30, 2014, the Index is comprised of 35 stocks.] The Index is sponsored by Standard & Poor’s (the “Index Provider”), which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index and relative weightings of the Index constituents, and publishes information regarding the market value of the Index. The components of the Index may change over time. The Index is published under the Bloomberg ticker symbol “IXMNTR.”

The derivatives that the Fund will principally invest in are set forth below. Cash balances arising from the use of derivatives will typically be held in money market instruments.

•	Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset or assets, such as stocks, bonds or funds (including ETFs), interest rates or indexes. The Fund invests in derivatives as a substitute for directly shorting stocks in order to gain inverse leveraged exposure to the Index. These derivatives principally include:

•	Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities or an ETF representing a particular index.

•	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles, including:

•	U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.

•	Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy them back at a specified time and price. Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.

ProShare Advisors uses a mathematical approach to investing. Using this approach, ProShare Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate, on a daily basis, the performance of three times the inverse (-3x) of the Index. The Fund may gain exposure to only a representative sample of the securities in the Index, or to securities not contained in the Index or in financial instruments, with the intent of obtaining exposure with aggregate characteristics similar to those of a multiple of the inverse of the Index. ProShare Advisors does not invest the assets of the Fund in securities or financial instruments based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional investment research or analysis, or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide inverse leveraged exposure to the Index without regard to market conditions, trends or direction. The Fund seeks investment results for a single day only as calculated from NAV to NAV, not for longer periods.

At the close of the U.S. securities markets on each trading day, the Fund will seek to position its portfolio so that its exposure to the Index is consistent with the Fund’s investment objective. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should fall. As a result, the Fund’s inverse exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise. As a result, the Fund’s inverse exposure will need to be increased.

Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from three times the inverse (-3x) of the return of the Index over the same period. The Fund will lose money if the level of the Index is flat over time, and it is possible that the Fund will lose money over time even if the level of the Index falls, as a result of daily rebalancing, the Index’s volatility and the effects of compounding. See “Principal Risks”, below.

The Fund will concentrate its investment in a particular industry or group of industries, country or region to approximately the same extent as the Index is so concentrated. The Fund will not directly short the securities of issuers contained in the Index.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the back of the Fund’s Full Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

•	Risk Associated with the Use of Derivatives — The Fund obtains investment exposure through derivatives. Investing in derivatives may be considered aggressive and may expose the Fund to greater risks than investing directly in the reference asset(s) underlying those derivatives. These risks include counterparty risk, liquidity risk and increased correlation risk (each as discussed below). When the Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require limited initial investment, the use of derivatives also may expose the Fund to losses in excess of those amounts initially invested. The Fund may use a combination of swaps on the Index and swaps on an ETF that is designed to track the performance of the Index. The performance of an ETF may not track the performance of the Index due to embedded costs and other factors. Thus, to the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with the Index as it would if the Fund only used swaps on the Index. Moreover, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. Any costs associated with using derivatives will also have the effect of lowering the Fund’s return.

•	Leverage Risk — The Fund obtains investment exposure in excess of its assets in seeking to achieve its investment objective—a form of leverage—and will lose more money in market environments adverse to its daily objective than a similar fund that does not employ such leverage. The use of such leverage could result in the total loss of an investor’s investment. For example, because the Fund includes a multiplier of three times the inverse (-3x) of the Index, a single day movement in the Index approaching 33% at any point in the day could result in the total loss of a shareholder’s investment if that movement is contrary to the investment objective of the Fund, even if the Index subsequently moves in an opposite direction, eliminating all or a portion of the earlier movement. This would be the case with any such single day movements in the Index, even if the Index maintains a level greater than zero at all times.

•	Compounding Risk — As a result of compounding and because the Fund has a single day investment objective, the Fund’s performance for periods greater than a single day is likely to be either better or worse than the Index performance times the stated multiple in the Fund’s investment objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on an inverse leveraged fund. Particularly during periods of higher Index volatility, compounding will cause results for periods longer than a single day to vary from three times the inverse (-3x) of the return of the Index. This effect becomes more pronounced as volatility increases. Fund performance for periods greater than a single day can be estimated given any set of assumptions for the following factors: a) Index volatility; b) Index performance; c) period of time; d) financing rates associated with inverse leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors — Index volatility and Index performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Performance shown in the chart assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain inverse leveraged exposure) of zero percent. If Fund expenses and/or actual borrowing/ lending rates were reflected, the Fund’s performance would be different than shown.

Areas shaded darker represent those scenarios where the Fund can be expected to return less than three times the inverse (-3x) of the performance of the Index.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	Three times the Inverse (-3x) of the One Year Index	10%	25%	50%	75%	100%
-60%	180%	1371.5%	973.9%	248.6%	-46.5%	-96.1%
-50%	150%	653.4%	449.8%	78.5%	-72.6%	-98.0%
-40%	120%	336.0%	218.2%	3.3%	-84.2%	-98.9%
-30%	90%	174.6%	100.4%	-34.9%	-90.0%	-99.3%
-20%	60%	83.9%	34.2%	-56.4%	-93.3%	-99.5%
-10%	30%	29.2%	-5.7%	-69.4%	-95.3%	-99.7%
0%	0%	-5.8%	-31.3%	-77.7%	-96.6%	-99.8%
10%	-30%	-29.2%	-48.4%	-83.2%	-97.4%	-99.8%
20%	-60%	-45.5%	-60.2%	-87.1%	-98.0%	-99.9%
30%	-90%	-57.1%	-68.7%	-89.8%	-98.4%	-99.9%
40%	-120%	-65.7%	-75.0%	-91.9%	-98.8%	-99.9%
50%	-150%	-72.1%	-79.6%	-93.4%	-99.0%	-99.9%
60%	-180%	-77.0%	-83.2%	-94.6%	-99.2%	-99.9%

The foregoing table is intended to isolate the effect of Index volatility and Index performance on the return of the Fund. For example, the Fund may incorrectly be expected to achieve a -60% return on a yearly basis if the Index return were 20%, absent the effects of compounding. However, as the table shows, with Index volatility of 50%, the Fund could be expected to return -87.1% under such a scenario. The Fund’s actual returns may be significantly better or worse than the returns shown above as a result of any of the factors discussed above or in “Principal Risks—Correlation Risk” below.

The Index’s annualized historical volatility rate since inception (January 28, 2011) was 21%. The Index’s highest June to June volatility rate since inception was 35.27% from July 1, 2011 to June 30, 2012. The Index’s annualized total return performance since inception was 11.11%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of U.S. exchange-traded securities or instruments that reflect the value of the Index may differ from the volatility of the Index.

For additional graphs and charts demonstrating the effects of Index volatility and Index performance on the long-term performance of the Fund, see “Principal Risks of Geared Funds and the Impact of Compounding” in the back of the Fund’s Full Prospectus and “Special Note Regarding the Correlation Risks of Geared Funds” in the Fund’s Statement of Additional Information.

•	Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of inverse correlation with the Index, and there is no guarantee that the Fund will achieve a high degree of inverse correlation. Failure to achieve a high degree of inverse correlation may prevent the Fund from achieving its investment objective, and the percentage change of the Fund’s NAV each day may differ, perhaps significantly, from three times the inverse (-3x) of the percentage change of the Index on such day.

In order to achieve a high degree of inverse correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over- or underexposed to the Index may prevent the Fund from achieving a high degree of inverse correlation with the Index. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will have perfect inverse exposure (i.e., -3x) to the Index at the end of each day and the likelihood of being materially over- or underexposed is higher on days when the Index level is volatile near the close of the trading day.

A number of other factors may also adversely affect the Fund’s inverse correlation with the Index, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to securities may be different from that of the Index. In addition, the Fund may invest in securities not included in the Index or in financial instruments. The Fund may take or refrain from taking positions in order to improve tax efficiency, or comply with regulatory restrictions, either of which may negatively affect the Fund’s correlation with the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or underexposed to the Index and may be impacted by Index reconstitutions and Index rebalancing events. Any of these factors could decrease correlation between the performance of the Fund and the Index and may hinder the Fund’s ability to meet its daily investment objective on or around that day.

•	Counterparty Risk — The Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments to meet its contractual obligations) with respect to the amount it expects to receive from counterparties to financial instruments and repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations, the value of an investment in the Fund may decline.

•	Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

•	Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to corporate, political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Further, stocks in the Index may underperform other equity investments. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease. As a fund seeking investment results that correspond to three times the inverse (-3x) of the Index, the Fund’s performance will generally decrease when market conditions cause the level of the Index to rise.

•	Financial Services Industry Risk — The Fund is subject to risks faced by companies in the financial services economic sector to the same extent as the Index is so concentrated, including: extensive governmental regulation and/or nationalization that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain; adverse effects from increases in interest rates; effects on profitability by loan losses, which usually increase in economic downturns; the severe competition to which banks, insurance, and financial services companies may be subject; and increased interindustry consolidation and competition in the financial sector. While the realization of certain of the risks faced by these companies may benefit the Fund because the Fund seeks investment results that correspond to three times the inverse (-3x) of the Index, such occurrences may introduce more volatility to the Fund.

•	Intraday Price Performance Risk — The Fund is rebalanced at or about the time of its NAV calculation. As such, the intraday position of the Fund will generally be different from the Fund’s stated investment objective of corresponding to three times the inverse (-3x) of the Index. When shares are bought intraday, the performance of the Fund’s shares relative to the Index until the Fund’s next NAV calculation time will generally be greater than or less than the Fund’s stated multiple.

•	Inverse Correlation Risk — Shareholders will lose money when the Index rises — a result that is the opposite from traditional funds.

•	Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Markets for the securities or financial instruments in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those securities. These situations may prevent the Fund from limiting losses, realizing gains or achieving a high inverse correlation with the Index.

•	Market Price Variance Risk — The Fund’s shares will be listed for trading on NYSE Arca and can be bought and sold in the secondary market at market prices. The market price of shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors. ProShare Advisors cannot predict whether shares will trade above, below or at a price equal to the value of the Fund’s holdings. Given the fact that shares can be created and redeemed in Creation Units, as defined below, ProShare Advisors believes that large discounts or premiums to the value of the Fund’s holdings should not be sustained. The Fund’s investment results are measured based upon the daily NAV of the Fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by Authorized Participants creating and redeeming directly with the Fund.

•	Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, and has the ability to invest a relatively high percentage of its assets in financial instruments with a single counterparty or a few counterparties. This may cause the credit of one or a relatively smaller number of counterparties to have a greater impact on the Fund’s performance.

•	Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep inverse leverage consistent with a single day investment objective, will cause a higher level of portfolio transactions than compared to most exchange-traded funds. Additionally, active market trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage and other transaction costs and may result in increased taxable capital gains.

•	Short Sale Exposure Risk — The Fund may seek inverse or “short” exposure through financial instruments such as swap agreements, which may cause the Fund to be exposed to certain risks associated with selling securities short. These risks include, under certain market conditions, an increase in the volatility and decrease in the liquidity of securities underlying the short position, which may lower the Fund’s return, result in a loss, have the effect of limiting the Fund’s ability to obtain inverse exposure through financial instruments such as swap agreements, or require the Fund to seek inverse exposure through alternative investment strategies that may be less desirable or more costly to implement. To the extent that, at any particular point in time, the securities underlying the short position may be thinly traded or have a limited market, including due to regulatory action, the Fund may be unable to meet its investment objective due to a lack of available securities or counterparties. During such periods, the Fund’s ability to issue additional Creation Units may be adversely affected. Obtaining inverse exposure through these instruments may be considered an aggressive investment technique. Any income, dividends or payments on the Fund’s short positions will negatively impact the Fund.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the back of the Fund’s Full Prospectus for additional details.

Investment Results

The bar chart below shows the Fund’s investment results for the Fund’s first full calendar year of operations, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. Effective [    ], 2015, the Fund changed its benchmark index from the Dow Jones U.S. Financial Index to the Financial Services Select Sector Index. The Fund’s performance prior to [    ], 2015 is therefore based on the Fund’s prior investment strategy to seek daily investment results that correspond to three times the inverse (-3x) of the daily performance of a different benchmark index. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting ProShares.com.

Annual Returns as of December 31, 2013

Best Quarter (ended 9/30/2013): -10.67%

Worst Quarter (ended 3/31/2013): -30.98%

The year-to-date return as of the most recent quarter, which ended June 30, 2014, was -17.03%.

Average Annual Total Returns
As of December 31, 2013	One Year	Since Inception	Inception Date
Before Taxes	-63.84%	-62.51%	7/10/2012
After Taxes on Distributions	-63.84%	-62.51%	—
After Taxes on Distributions and Sale of Shares	-36.14%	-44.70%	—
Dow Jones U.S. Financials Index#	34.22%	32.89%	—
Financial Services Select Sector Index#	[ ] %	[ ] %	—

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by issuers in the Index. Since inception returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time. The Fund may not be suitable for all investors and should only be used by knowledgeable investors who understand the potential consequences of seeking daily inverse leveraged investment results (i.e., -3x). Shareholders should actively manage and monitor their investments, as frequently as daily.

Management

The Fund is advised by ProShare Advisors. Michael Neches, Senior Portfolio Manager, and Charles Lowery, Portfolio Manager, have jointly and principally managed the Fund since October 2013.

Purchase and Sale of Fund Shares

The Fund will issue and redeem shares only to Authorized Participants (typically, broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which is comprised of [    ] shares. Retail investors may only purchase and sell Fund shares on a national securities exchange through a broker-dealer. Because the Fund’s shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount).

Tax Information

Income and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly and capital gains, if any, at least annually. Distributions for this Fund may be significantly higher than those of most ETFs.

Investment Objectives, Principal Investment

Strategies, Related Risks and Disclosure of

Portfolio Holdings

Investment Objectives, Principal Investment Strategies and Related Risks

This section contains additional detail regarding ProShares UltraPro Financials and ProShares UltraPro Short Financials (each, a “Fund” and together, the “Funds”), including the Funds’ investment objectives, principal investment strategies and related risks.

Investment Objectives

Each Fund is a “Geared Fund” in the sense that each is designed to seek daily investment results, before fees and expenses, that correspond to the performance of a daily benchmark of the multiple (3x), or inverse multiple (-3x) of the daily performance of an index for a single day, not for any other period. The UltraPro Financials is designed to correspond to three times (3x) the daily performance of the Index. The UltraPro Short Financials is designed to correspond to three times the inverse (-3x) of the daily performance of the Index.

The UltraPro Financials and the UltraPro Short Financials do not seek to achieve their stated investment objective over a period of time greater than a single day. A “single day” is measured from the time the Fund calculates its net asset value (“NAV”) to the time of the Fund’s next NAV calculation. Each Fund’s investment objective is non-fundamental, meaning it may be changed by the Board of Trustees (the “Board”) of ProShares Trust, without the approval of Fund shareholders. Each Fund reserves the right to substitute a different index or security for its index.

Principal Investment Strategies

In seeking to achieve each Fund’s investment objective, ProShare Advisors follows a passive approach to investing that is designed to track three times the inverse (-3x) performance or three times (3x) the performance of the Index. Each Fund attempts to achieve its investment objective by investing all, or substantially all, of its assets in investments that make up the Index or in financial instruments that provide similar exposure. The Funds employ various investment techniques that ProShare Advisors believes should, in the aggregate, simulate three times the inverse performance of (-3x) or three times (3x) the performance of the Index, as applicable. The investment techniques utilized to simulate the movement of the Index are intended to enhance liquidity, maintain a tax-efficient portfolio and reduce transaction costs, while, at the same time, seeking to maintain high correlation with, and similar aggregate characteristics (e.g., with respect to equity funds, market capitalization and industry weightings) to, three times the inverse (-3x) performance or three times (3x) the performance of the Index, as applicable. For example, a Fund may invest in or gain exposure to only a representative sample of the securities in the Index, which exposure is intended to have aggregate characteristics similar to those of the Index. Under certain circumstances, a Fund may invest in or obtain exposure to components not included in the Index or overweight or underweight certain components of the Index with the intent of obtaining exposure with aggregate characteristics similar to the Index. ProShare Advisors does not invest the assets of a Fund in securities or financial instruments based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, other than for cash management purposes, nor does it conduct conventional investment research or analysis (other than in determining counterparty creditworthiness), or forecast market movement or trends, in managing the assets of a Fund. Each Fund generally seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide exposure to its Index without regard to market conditions, trends, direction or the financial condition of a particular issuer. The Funds do not take temporary defensive positions.

At the close of the U.S. securities markets on each trading day, each of the UltraPro Short Financials and the UltraPro Financials will seek to position its portfolio so that such Fund’s exposure to the Index is consistent with the Fund’s investment objective. The movements of the Index during the day will determine whether a Fund’s portfolio needs to be repositioned.

For example, if the Index has risen on a given day, net assets of the UltraPro Short Financials should fall. As a result, the Fund’s short exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the UltraPro Short Financials should rise. As a result, the Fund’s short exposure will need to be increased. Similarly, if the Index has risen on a given day, net assets of the UltraPro Financials should rise. As a result, the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the UltraPro Financials should fall. As a result, the Fund’s exposure will need to be decreased.

Strategies Specific to UltraPro Financials

As described in its Summary Prospectus, UltraPro Financials invests in, as a principal investment strategy, securities and/or derivatives that ProShare Advisors believes, in combination, should have similar daily return characteristics as three times (3x) the daily return of the Index. Cash balances arising from the use of derivatives will typically be held in money market instruments. A portion of these money market instruments may be posted as collateral in connection with the use of derivatives. The following principal investment strategies are applicable to UltraPro Financials as set forth below:

•	Derivatives — UltraPro Financials invests principally in derivatives, which are financial instruments whose value is derived from the value of an underlying asset or assets, such as stocks, bonds or funds (including exchange-traded funds (“ETFs”)), interest rates or indexes. UltraPro Financials invests in derivatives as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. These derivatives principally include:

•	Swap Agreements — UltraPro Financials invests in, as a principal investment strategy, swap agreements, which are contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities or an ETF representing a particular index.

•	Equity Securities — UltraPro Financials may invest in common stock issued by public companies.

•	Money Market Instruments — UltraPro Financials invests principally in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles, including:

•	U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.

•	Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy them back at a specified time and price. Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.

UltraPro Financials is subject to the SEC’s “names rule” and commits to invest at least 80% of its assets (i.e., net assets plus borrowings for investment purposes), under normal circumstances, in the types of securities suggested by its name and/or investments with similar economic characteristics.

Strategies Specific to UltraPro Short Financials

As described in its Summary Prospectus, UltraPro Short Financials invests in, as a principal investment strategy, derivatives that ProShare Advisors believes should have similar daily return characteristics as three times the inverse (-3x) of the daily return of the Index. Cash balances arising from the use of derivatives or shorting securities will typically be held in money market instruments. A portion of these money market instruments may be posted as collateral in connection with the use of derivatives. The following principal investment strategies are applicable to the Short ProShares Funds as set forth below:

•	Derivatives — UltraPro Short Financials invests principally in derivatives, which are financial instruments whose value is derived from the value of an underlying asset or assets, such as stocks, bonds or funds (including ETFs), interest rates or indexes. UltraPro Short Financials invests in derivatives as a substitute for shorting stocks or debt in order to gain inverse or inverse leveraged exposure to the Index. These derivatives principally include:

•	Swap Agreements — UltraPro Short Financials invests in, as a principal investment strategy, swap agreements, which are contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities or an ETF representing a particular index.

•	Money Market Instruments — UltraPro Short Financials invests principally in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles, including:

•	U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.

•	Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy them back at a specified time and price. Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.

UltraPro Short Financials is subject to the SEC “names rule” and commits to invest at least 80% of its assets (i.e., net assets plus borrowings for investment purposes), under normal circumstances, in the types of securities suggested by its name and/or investments with similar economic characteristics.

Principal Risks of Leveraged and Inverse Leveraged Funds and the Impact of Compounding

Like all investments, investing in the Funds entails risks. The factors most likely to have a significant impact on a Fund’s portfolio are called “principal risks.” The principal risks for each Fund are described in each Fund’s Summary Prospectus and additional information regarding certain of these risks, as well as information related to other potential risks to which the Funds may be subjected, is provided below. Some risks apply to both Funds, while others are specific to the investment strategies of a certain Fund, as indicated below. The Statement of Additional Information (“SAI”) contains additional information about the Funds, their investment strategies and related risks. Each Fund may be subject to other risks in addition to those identified as principal risks. This section discusses the risks of leverage and explains what factors impact the performance of Geared Funds with single day investment objectives.

Leverage Risk — (Both Funds) The Funds utilize leverage (i.e., obtain investment exposure in excess of their assets) in seeking to achieve their investment objective and will lose more money in market environments adverse to their daily objective than similar funds that do not employ leverage. A single day adverse price movement of more than 33% in the Index could result in the total loss of an investor’s investment.

Compounding Risk — (Both Funds) The Funds are “Geared” Funds in that each has an investment objective to match three times the inverse (-3x) performance of or three times (3x) the performance of the Index on a single day. A “single day” is measured from the time the Fund calculates its NAV to the time of the Fund’s next NAV calculation. These Funds are subject to all of the correlation risks described below. In addition, because the Funds have a single day investment objective, for periods greater than a single day, the effect of compounding may cause the performance of a Fund to be either better or worse than the Index performance (or the inverse of the Index performance over the period) times the stated multiple in the Fund’s investment objective, as applicable, before accounting for fees and Fund expenses. As explained in greater detail in the following section, as a result of compounding, leveraged Funds are unlikely to provide a simple multiple (e.g., -3x, or 3x) of an Index’s return over periods longer than a single day.

Understanding Long-Term Performance of Daily Objective Funds—the Impact of Compounding

The UltraPro Financials and UltraPro Short Financials are respectively designed to provide leveraged (3x) or inverse leveraged (-3x) results on a daily basis. The Funds, however, are unlikely to provide a simple multiple (i.e., 3x, or -3x) of an index’s performance over periods longer than a single day.

•	Why?

The hypothetical example below illustrates how daily Geared Fund can behave for periods longer than a single day.

Take a hypothetical fund XYZ that seeks to triple the daily performance of index XYZ. On each day, fund XYZ performs in line with its objective (300% of the index’s daily performance before fees and expenses). Notice that over the entire five-day period, the fund’s total return is considerably less than triple that of the period return of the index. For the five-day period, index XYZ gained 5.1% while fund XYZ gained 14.2% (vs. 3x 5.1% or 15.3%). In other scenarios, the return of a daily rebalanced fund could be greater than triple the index’s return.

	Index XYZ		Fund XYZ
	Level	Daily Performance	Daily Performance	Net Asset Value
Start	100.0			$100.00
Day 1	103.0	3.0%	9.0%	$109.00
Day 2	99.9	-3.0%	-9.0%	$99.19
Day 3	103.9	4.0%	12.0%	$111.09
Day 4	101.3	-2.5%	-7.5%	$102.76
Day 5	105.1	3.7%	11.1%	$114.17
Total Return	5.1%			14.2%

•	Why does this happen?

This effect is caused by compounding, which exists in all investments, but has a more significant impact on a Geared Fund. In general, during periods of higher index volatility, compounding will cause longer term results to be more or less than the multiple of the return of the index. This effect becomes more pronounced as volatility increases. Conversely, in periods of lower index volatility, fund returns over longer periods can be higher than three times (or minus three times) the return of the index. Actual results for a particular period, before fees and expenses, are also dependent on the following factors: a) the index’s volatility; b) the index’s performance; c) period of time; d) financing rates associated with derivatives; e) other Fund expenses; and f) dividends or interest paid with respect to the securities in the index. The examples herein illustrate the impact of two principal factors—index volatility and index performance—on Fund performance. Similar effects exist for the UltraPro Short Financials, and the significance of this effect is even greater for such inverse funds. Please see the SAI for additional details.

The graphs that follow illustrate this point. Each of the graphs shows a simulated hypothetical one year performance of an index compared with the performance of a fund that perfectly achieves its investment objective. The graphs demonstrate that, for periods greater than a single day, a Geared Fund is likely to underperform or overperform (but not match) the index performance (or the inverse of the index performance) times the stated multiple in the fund’s investment objective. Investors should understand the consequences of holding daily rebalanced funds for periods longer than a single day and should actively manage and monitor their investments, as frequently as daily. A one year period is used for illustrative purposes only. Deviations from the index return times the fund multiple can occur over periods as short as two days (each day as measured from one day’s NAV to the next day’s NAV) and may also occur in periods shorter than a single day (when measured intraday as opposed to NAV to NAV).

For the UltraPro Financials and UltraPro Short Financials

To isolate the impact of leverage or inverse leveraged exposure, these graphs assume: a) no dividends paid with respect to securities in the index; b) no Fund expenses; and c) borrowing/lending rates (to obtain required leverage or inverse leveraged exposure) of zero percent. If these were reflected, the Fund’s performance would be different than that shown. Each of the graphs also assumes a volatility rate of 21%, which is the approximate average of the historical volatility rate of the Financial Services Select Sector Index since inception. An index’s volatility rate is a statistical measure of the magnitude of fluctuations in the returns of an index.

This graph shows a scenario where the Index, which exhibits day-to- day volatility, is flat or trendless over the year (i.e., begins and ends the year at 0%), but the UltraPro Financials (3x) Fund and the UltraPro Short Financials (-3x) are both down.

This graph shows a scenario where the index, which exhibits day-to- day volatility, is up over the year, but the UltraPro Financials (+3x) is up less than three times the Index and the UltraPro Short Financials (-3x) Fund is down more than three times the inverse of the Index.

This graph shows a scenario where the Index, which exhibits day-to-day volatility, is down over the year, the UltraPro Financials (3x) Fund is down less than three times the Index, and the UltraPro Short Financials (-3x) Fund is up less than three times the inverse of the Index.

The table below shows the historical annualized volatility rate since the Index’s inception on January 28, 2011, until June 30, 2015.

Index	Historical Annualized Average Volatility Rate
S&P Financial Services Select Sector Index	21.00%

For additional details about fund performance over periods longer than a single day in both Ultra and Short ProShares Funds, please see the SAI.

What it means to you

Daily objective Geared Funds, if used properly and in conjunction with the investor’s view on the future direction and volatility of the markets, can be useful tools for investors who want to manage their exposure to various markets and market segments and who are willing to monitor and/or periodically rebalance their portfolios (which will possibly trigger transaction costs and tax consequences). However, investors considering these Funds should understand that they are designed to provide a positive or negative multiple of an index on a daily basis and not for greater periods of time. As a result, Fund returns will likely not be a simple multiple (e.g., -3x or 3x) of an index’s return for time periods longer than a single day.

Additionally, investors should recognize that the degree of volatility of a Fund’s index can have a dramatic effect on a Fund’s longer-term performance. The more volatile an index is, the more a Fund’s longer-term performance will negatively deviate from a simple multiple (e.g., 3x or -3x) of its index’s longer-term return. It is even possible that over periods longer than a single day a fund’s performance may move in a different direction than the index’s performance.

Other Principal Risks

In addition to the risks noted above, many other factors may also affect the value of an investment in a Fund. A Fund’s NAV will change daily based on the performance of the Index which in turn is affected by variations in market conditions, interest rates and other economic, political or financial developments. The impact of these developments on a Fund will depend upon the types of investments in which the Fund invests, the Fund’s level of investment in particular issuers and other factors, including the financial condition, industry, economic sector and location of such issuers.

•	Risks Associated with the Use of Derivatives — (Both Funds) Each Fund obtains investment exposure through derivatives (including investing in: swap agreements; securities; and similar instruments). Investing in derivatives may be considered aggressive and may expose a Fund to risks different from, or possibly greater than, the risks associated with investing directly in the reference asset(s) underlying the derivative (e.g., the securities contained in the Index), including: 1) the risk that there may be imperfect correlation between the price of the financial instruments and movements in the prices of the reference asset(s); 2) the risk that an instrument is mispriced; 3) credit or counterparty risk on the amount each Fund expects to receive from a counterparty; 4) the risk that securities prices, interest rates and currency markets will move adversely and a Fund will incur significant losses; 5) the risk that the cost of holding a financial instrument might exceed its total return; and 6) the possible absence of a liquid secondary market for a particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to adjust a Fund’s position in a particular instrument when desired. When a Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) underlying the derivative (e.g., the securities in the Index) and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require limited initial investment, the use of derivatives also may expose the Fund to losses in excess of those amounts initially invested.

In addition, a Fund may use a combination of swaps on the Index and swaps on an ETF that is designed to track the performance of the Index. The performance of an ETF may not track the performance of the Index due to embedded costs and other factors. Thus, to the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with the Index as it would if the Fund only used swaps on the Index.

Moreover, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in a Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. Any costs associated with using derivatives will also have the effect of lowering the Fund’s return.

•	Correlation Risk — (Both Funds) There is no guarantee that a Fund will achieve a high degree of correlation with the Index. Failure to achieve a high degree of correlation may prevent a Fund from achieving its investment objective, and the percentage change of the Fund’s NAV each day may differ, perhaps significantly, from the percentage change of the Index on such day. This may be due, among other reasons, to the impact of a limited trading market in the underlying component securities on the calculation of the Index. A number of other factors may also adversely affect a Fund’s correlation with the Index, including material over- or underexposure, fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, infrequent trading in the securities underlying the Index, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which a Fund invests. A Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to securities or industries may be different from that of the Index. In addition, a Fund may invest in securities not included in the Fund’s Index or in financial instruments. Each Fund may take or refrain from taking positions in order to improve tax efficiency or comply with regulatory restrictions, either of which may negatively affect the Fund’s correlation with the Index. A Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or underexposed to the Index and may be impacted by Index reconstitutions and Index rebalancing events. Additionally, a Fund’s underlying investments may trade on markets that may not be open on the same day as the Fund. Any of these factors could decrease correlation between the performance of a Fund and the Index and may hinder a Fund’s ability to meet its investment objective.

•

Counterparty Risk — (Both Funds) A Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments to meet its contractual obligations) with respect to the amount the Fund expects to receive from counterparties to financial instruments and repurchase agreements entered into by the Fund. The Funds generally structure the agreements such that either party can terminate the contract without penalty prior to the termination date. A Fund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations under such an agreement. A Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding and a Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Funds typically enter into transactions with counterparties whose credit rating, at the time of the transaction, is investment grade, as determined by a nationally recognized statistical rating organization, or, if unrated, judged by ProShare Advisors to be of comparable quality. These are usually only major, global financial institutions. The Funds seek to mitigate risks by generally requiring that the counterparties for each Fund agree to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to what the counterparty owes the Fund, subject to certain minimum thresholds. To the extent any such collateral is insufficient or there are delays in accessing the collateral, the Funds will be exposed to the risks described above, including possible delays in recovering amounts as a result of bankruptcy proceedings.

•	Market Price Variance Risk — (Both Funds) Individual shares of a Fund will be listed for trading on [NYSE Arca] and can be bought and sold in the secondary market at market prices. The market price of shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares, and other market factors. ProShare Advisors cannot predict whether shares will trade above, below or at a price equal to the value of a Fund’s holdings. Differences between secondary market prices and NAV the value of a Fund’s holdings may be due largely to supply and demand forces in the secondary market, which may not be the same forces as those influencing prices for securities or financial instruments held by a Fund at a particular time. Given the fact that shares can be created and redeemed in Creation Units, ProShare Advisors believes that large discounts or premiums to the value of a Fund’s holdings should not be sustained. In addition, there may be times when the market price and the value of a Fund’s holdings vary significantly and you may pay more than the value of a Fund’s holdings when buying shares on the secondary market, and you may receive less than the value of a Fund’s holdings when you sell those shares. While the creation/ redemption feature is designed to make it likely that shares normally will trade close to the value of a Fund’s holdings, disruptions to creations and redemptions may result in trading prices that differ significantly from the value of a Fund’s holdings. The market price of shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the exchange specialist, market makers or other participants that trade the particular security. In times of severe market disruption, the bid-ask spread often increases significantly. This means that shares may trade at a discount to the value of a Fund’s holdings, and the discount is likely to be greatest when the price of shares is falling fastest, which may be the time that you most want to sell your shares. A Fund’s investment results are measured based upon the daily NAV of the Fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by Authorized Participants creating and redeeming shares directly with a Fund.

•	Short Sale Exposure Risk — (UltraPro Short Financials) UltraPro Short Financials may seek inverse leveraged exposure through financial instruments such as swap agreements, which may cause the Fund to be exposed to certain risks associated with selling securities short. These risks include, under certain market conditions, an increase in the volatility and decrease in the liquidity of securities or credits underlying the short position, which may lower the Fund’s return, result in a loss, have the effect of limiting the Fund’s ability to obtain inverse or inverse leveraged exposure through financial instruments such as swap agreements, or requiring the Fund to seek inverse leveraged exposure through alternative investment strategies that may be less desirable or more costly to implement. To the extent that, at any particular point in time, the securities or credits underlying the short position may be thinly-traded or have a limited market, including due to regulatory action, the Fund may be unable to meet its investment objective (e.g., due to a lack of available securities or counterparties). During such periods, the Fund’s ability to issue additional Creation Units may be adversely affected. Obtaining inverse leveraged exposure may be considered an aggressive investment technique. Any income, dividends or payments on the Fund’s short positions will negatively impact the Fund.

•	Trading Risks — (Both Funds) Although the shares are listed for trading on [NYSE Arca], and may be listed or traded on U.S. and non-U.S. stock exchanges other than such exchange, there can be no assurance that an active trading market for such shares will develop or be maintained. Trading in shares on an exchange may be halted due to market conditions or for reasons that, in the view of an exchange, make trading in shares inadvisable. In addition, trading in shares on an exchange is subject to trading halts caused by extraordinary market volatility pursuant to exchange “circuit breaker” rules. Short selling of shares is also limited pursuant to SEC rules if the trading price of shares varies by more than 10% from the previous day’s closing price on the exchange. There can be no assurance that the requirements of the exchange necessary to maintain the listing of a Fund will continue to be met or will remain unchanged or that the shares will trade with any volume, or at all, on any stock exchange.

Precautionary Notes

A Precautionary Note to Retail Investors — The Depository Trust Company (“DTC”), a limited trust company and securities depositary that serves as a national clearinghouse for the settlement of trades for its participating banks and broker-dealers, or its nominee will be the registered owner of all outstanding shares of the Fund. Your ownership of shares will be shown on the records of DTC and the DTC Participant broker through whom you hold the shares. PROSHARES TRUST WILL NOT HAVE ANY RECORD OF YOUR OWNERSHIP. Your account information will be maintained by your broker, who will provide you with account statements, confirmations of your purchases and sales of shares, and tax information. Your broker also will be responsible for furnishing certain cost basis information and ensuring that you receive shareholder reports and other communications from the Fund. Typically, you will receive other services only if your broker offers these services.

A Precautionary Note to Purchasers of Creation Units — You should be aware of certain legal risks unique to investors purchasing Creation Units directly from the Fund. Because new shares from the Fund may be issued on an ongoing basis, a “distribution” of the Fund’s shares could be occurring at any time. As a dealer, certain activities on your part could, depending on the circumstances, result in your being deemed a participant in the distribution, in a manner that could render you a statutory underwriter and subject you to the prospectus delivery and liability provisions of the Securities Act of 1933, as amended (the “Securities Act”). For example, you could be deemed a statutory underwriter if you purchase Creation Units from the Fund, break them down into the constituent Fund shares, and sell those shares directly to customers, or if you choose to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. Whether a person is an underwriter depends upon all of the facts and circumstances pertaining to that person’s activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause you to be deemed an underwriter. Dealers who are not “underwriters,” but are participating in a distribution (as opposed to engaging in ordinary secondary market transactions), and thus dealing with the Fund’s shares as part of an “unsold allotment” within the meaning of Section 4(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act.

A Precautionary Note to Investment Companies — For purposes of the 1940 Act, each Fund is a registered investment company, and the acquisition of Fund shares by other investment companies is subject to the restrictions of Section 12(d)(1) thereof.

The Trust and each Fund has obtained an exemptive order from the SEC allowing a registered investment company to invest in the Fund’s shares beyond the limits of Section 12(d)(1) subject to certain conditions, including that a registered investment company enters into a Participation Agreement with the Trust regarding the terms of the investment. Any investment company considering purchasing shares of the Funds in amounts that would cause it to exceed the restrictions of Section 12(d)(1) should contact the Trust.

A Precautionary Note Regarding Unusual Circumstances — ProShares Trust can postpone payment of redemption proceeds for any period during which (1) [NYSE Arca] is closed other than customary weekend and holiday closings, (2) trading on [NYSE Arca] is restricted, (3) any emergency circumstances exist, as determined by the SEC, and (4) the SEC by order permits for the protection of shareholders of a Fund, as further described in the SAI.

A Precautionary Note Regarding Regulatory Initiatives — There is a possibility of future regulatory changes altering, perhaps to a material extent, the nature of an investment in a Fund or the ability of a Fund to continue to implement its investment strategy.

Information About the Index Licensors

The Funds operate pursuant to licensing agreements for the use of the Index. Market capitalizations for the Index that appear in the Summary Prospectuses have been compiled by ProShare Advisors using third party sources. A brief description of each Fund’s index is included in each Summary Prospectus, as supplemented below:

S&P Dow Jones Indices

“Standard & Poor’s®”, “S&P®”, “S&P500®” and “Financial Services Select Sector” are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and “Dow Jones®” is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The trademarks have been licensed to S&P Dow Jones Indices LLC and its affiliates. The Indexes are a product of S&P Dow Jones Indices LLC and its affiliates. All have been licensed for use by ProShares. ProShares have not been passed on by S&P Dow Jones Indices LLC and its affiliates as to their legality or suitability. ProShares based on the Indexes are not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, or any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices makes no representation or warranty, express or implied, to the owners of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the Indexes to track general market performance. S&P Dow Jones Indices’ only relationship to ProShares with respect to the Indexes is the licensing of the Indexes and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its third party licensors. The Indexes are determined, composed and calculated by S&P Dow Jones Indices without regard to ProShares or the Funds. S&P Dow Jones Indices has no obligation to take the needs of ProShares or the owners of the Funds into consideration in determining, composing or calculating the Indexes. S&P Dow Jones Indices is not responsible for and has not participated in the determination of the prices, and amount of the Funds or the timing of the issuance or sale of the Funds or in the determination or calculation of the equation by which the Funds are to be converted into cash. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of the Funds. There is no assurance that investment products based on the Indexes will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.

S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDEXES OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY PROSHARES, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEXES OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND PROSHARES, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

Portfolio Holdings Information

A description of the Trust’s policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in each Fund’s SAI. The top ten holdings of each Fund are posted on a daily basis to the Trust’s website at ProShares.com.

Management of ProShares Trust

Board of Trustees and Officers

The Board is responsible for the general supervision of the Funds. The officers of the Trust are responsible for the day-to-day operations of the Funds.

Investment Adviser

ProShare Advisors, located at 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814, serves as the investment adviser to the Funds and provides investment advice and management services to the Funds. ProShare Advisors oversees the investment and reinvestment of the assets in the Funds. For its investment advisory and management services, each Fund pays ProShare Advisors a fee at an annualized rate of 0.75% of average daily net assets of the Fund. A discussion regarding the basis for the Board approving the investment advisory agreement for the Funds will be included in the Trust’s semi-annual or annual report to shareholders that covers the period during which the approval occurred.

Portfolio Management

The following individuals have responsibility for the day-to-day management of the Funds as set forth in the Summary Prospectus relating to each Fund. The Portfolio Managers’ business experience for the past five years is listed below. The SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership of securities in the Funds.

Michael Neches, ProShare Advisors: Senior Portfolio Manager since November 2010 and Portfolio Manager from January 2010 through October 2010. ProShares Capital Management LLC: Senior Portfolio Manager from June 2012 through September 2013.

Charles Lowery, ProShare Advisors: Portfolio Manager since October 2013 and Associate Portfolio Manager from July 2010 through September 2013 and Portfolio Analyst from October 2006 through June 2010. ProFund Advisors LLC: Portfolio Manager since October 2013 and Associate Portfolio Manager from July 2010 through September 2013 and Portfolio Analyst from October 2006 through June 2010.

Determination of NAV

The NAV per share of each Fund is computed by dividing the value of the net assets of such Fund (i.e., the value of its total assets less total liabilities) by its total number of shares outstanding. Expenses and fees are accrued daily and taken into account for purposes of determining NAV. The NAV of each Fund is calculated by JPMorgan Chase Bank, National Association and is determined each business day at the close of regular trading of the NYSE (ordinarily 4:00 p.m. New York time).

The Fund’s investments are generally valued at their market value using information provided by a pricing service or market quotations. Certain short-term securities are valued on the basis of amortized cost. In addition, routine valuation of certain other derivatives is performed using procedures approved by the Board.

When a market price is not readily available, the Fund’s investments are valued at fair value in good faith under procedures established by, and under the general supervision and responsibility of, the Board. The use of a fair valuation method may be appropriate if, for example: (i) market quotations do not accurately reflect fair value of an investment; (ii) an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded; (iii) a trading halt closes an exchange or market early; or (iv) other events result in an exchange or market delaying its normal close. This procedure incurs the unavoidable risk that the valuation may be higher or lower than the securities might actually command if the Fund sold them. See the SAI for more details.

[NYSE Arca] is open every week, Monday through Friday, except when the following holidays are celebrated: New Year’s Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents’ Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. An Exchange may close early on the business day before each of these holidays and on the day after Thanksgiving Day. Exchange holiday schedules are subject to change without notice. If the exchange or market on which a Fund’s investments are primarily traded closes early, the NAV may be calculated prior to its normal calculation time. Creation/ redemption transaction order time cutoffs would also be accelerated.

Distributions

As a shareholder, you will earn a share of the investment income and net realized capital gains, if any, derived from a Fund’s direct security holdings and derivative instruments. You will receive such earnings as either an income dividend or a capital gains distribution. Each Fund intends to declare and distribute to its shareholders at least annually its net investment income, if any, as well as net realized capital gains, if any. Subject to Board approval, some or all of any net realized capital gains distribution may be declared payable in either additional shares of a Fund or in cash.

If such a distribution is declared payable in that fashion, holders of shares will receive additional shares of a Fund unless they elect to receive cash. Distributions may be declared and paid more frequently to comply with the distribution requirements of the Internal Revenue Code or for other reasons.

Dividend Reinvestment Services

As noted above under “Distributions”, a Fund may declare a distribution from net realized capital gains to be payable in additional Fund shares or cash. Even if the Fund does not declare a distribution to be payable in Fund shares, brokers may make available to their customers who own shares the DTC book-entry dividend reinvestment service. If this service is available and used, dividend distributions of both income and capital gains will automatically be reinvested in additional whole shares of a Fund. Without this service, investors would have to take their distributions in cash. To determine whether the dividend reinvestment service is available and whether there is a commission or other charge for using this service, please consult your broker.

Frequent Purchases and Redemptions of Shares

The Board has not adopted a policy of monitoring for frequent purchases and redemptions of shares that appear to attempt to take advantage of potential arbitrage opportunities. The Board believes this is appropriate because ETFs, such as the Funds, are intended to be attractive to arbitrageurs, as trading activity is critical to ensuring that the market price of Fund shares remains at or close to NAV.

Taxes

The following is certain general information about taxation of the Funds:

•	Each Fund intends to qualify for treatment as a “regulated investment company” for U.S. federal income tax purposes. In order to so qualify, each Fund must meet certain tests with respect to the sources and types of its income, the nature and diversification of its assets, and the timing and amount of its distributions.

•	If a Fund qualifies for treatment as a regulated investment company, it is not subject to federal income tax on net investment income and capital gains that the Fund timely distributes to its shareholders. If a Fund were to fail to so qualify, and were ineligible to or otherwise did not cure such failure, its taxable income and gains would be subject to tax at the Fund level, and distributions from earnings and profits would be taxable to shareholders as ordinary income.

•	Investments by a Fund in options, futures, forward contracts, swaps and other derivative financial instruments are subject to numerous special and complex tax rules. These rules could affect the amount, timing or character of the income distributed to shareholders by a Fund. In addition, because the application of these rules may be uncertain under current law, an adverse determination or future Internal Revenue Service guidance with respect to these rules may affect whether a Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a fund-level tax.

•	Investments by a Fund in debt obligations issued or purchased at a discount and certain derivative instruments could cause a Fund to recognize taxable income in excess of the cash generated by such investments, potentially requiring the Fund to dispose of investments (including when otherwise disadvantageous to do so) in order to meet its distribution requirements, and such investments could affect the amount, timing or character of the income distributed to shareholders by a Fund. Investments by a Fund in shares of other investment companies could affect the amount, timing or character of the Fund’s distributions to shareholders relative to the Fund’s distributions had it invested directly in the securities held by such other investment companies.

Taxable investors should be aware of the following basic tax points:

•	Distributions are taxable to you for federal income tax purposes whether or not you reinvest these amounts in additional Shares.

•	Distributions declared in October, November or December of one year payable to shareholders of record in such month and paid by the end of January of the following year are taxable for federal income tax purposes as if received on December 31 of the calendar year in which the distributions were declared.

•	Any distributions from income or short-term capital gains that you receive generally are taxable to you as ordinary dividends for federal income tax purposes. Ordinary dividends you receive that a Fund reports to you as “qualified dividend income” may be taxed at the same rates as long-term capital gains, but will not be considered long-term capital gain for other federal income tax purposes, including the calculation of net capital losses. Any distributions of net long-term capital gains are taxable to you for federal income tax purposes as long-term capital gains includible in net capital gain and taxable to individuals at reduced rates, no matter how long you have owned your shares.

•	Distributions from net realized capital gains may vary considerably from year to year as a result of a Fund’s normal investment activities and cash flows.

•	A 3.8% Medicare contribution tax will be imposed on the “net investment income” of individuals, estates and trusts whose income exceeds certain threshold amounts. Net investment income generally includes for this purpose dividends paid by a Fund, including any capital gain dividends, and net capital gains recognized on the sale or exchange of shares of a Fund. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in a Fund.

•	A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.

•	Dividend and capital gain distributions that you receive, as well as your gains or losses from any sale or exchange of shares, may be subject to state and local income taxes.

•	If you are not a citizen or permanent resident of the United States, or if you are a foreign entity, any dividends and short- term capital gains that you receive will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate or a statutory exemption applies.

•	Investment income and gains received by a Fund from foreign investments may be subject to foreign withholding and other taxes, which could decrease the Fund’s return on those investments. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a Fund’s total assets at the close of a taxable year consists of securities of foreign corporations, the Fund will be eligible to elect to “pass through” to you foreign income taxes that the Fund has paid. If this election is made, you will be required to include your share of those taxes in gross income as a distribution from the Fund and you generally will be allowed to claim a credit (or a deduction, if you itemize deductions) for such amounts on your federal U.S. income tax return, subject to certain limitations.

•	By law, a percentage of your distributions and proceeds will generally be withheld if you have not provided a taxpayer identification number or social security number, have under- reported dividend or interest income or have failed to certify that you are not subject to such withholding. The backup withholding rate is 28%.

In addition, taxable investors who purchase or redeem Creation Units should be aware of the following:

•	A person who exchanges equity securities for Creation Units generally will recognize a gain or loss equal to the difference between the market value of the Creation Units at the time and the exchanger’s aggregate basis in the securities surrendered and any cash amount paid.

•	A person who exchanges Creation Units for securities generally will recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the aggregate market value of the securities received and any cash received. However, all or a portion of any loss by a person who does not mark-to-market its portfolio and realizes upon an exchange of Creation Units for securities will be disallowed by the Internal Revenue Service if such person purchases other substantially identical shares of the Fund within 30 days before or after the exchange. In such case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Note: This Prospectus provides general U.S. federal tax information only. Your investment in the Fund may have other tax implications. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply. Please consult your tax advisor for detailed information about a Fund’s tax consequences for you. See ‘Taxation” in the SAI for more information.

Premium/Discount Information

The Trust’s website has information about the premiums and discounts for the Fund. Premiums or discounts are the differences between the NAV and market price of the Fund on a given day, generally at the time NAV is calculated. A premium is the amount that the Fund is trading above the NAV. A discount is the amount that the Fund is trading below the NAV.

Distribution (12b-1) Plan

Under a Rule 12b-1 Distribution Plan (the “Plan”) adopted by the Board, each Fund may pay its distributor and financial intermediaries, such as broker-dealers and investment advisors, up to 0.25% on an annualized basis of the average daily net assets of the Fund as reimbursement or compensation for distribution related activities with respect to the Fund. Because these fees are paid out of a Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. For the prior fiscal year, no payments were made by the Funds under the Plan.

Financial Highlights

The following tables are intended to help you understand the financial history of each Fund for the past five years (or since inception, if shorter). The tables may include information about funds that were previously, but are no longer, publicly offered by the Trust. Certain information reflects financial results of a single share. The total return information represents the rate of return and the per share operating performance that an investor would have earned (or lost) on an investment in a Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the financial statements of the Funds, appears in the Annual Report of the Funds and is available upon request.

ProShares Trust Financial Highlights

FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE												RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
UltraPro Financials
Year ended May 31, 2014(bb)	46.72	0.35	17.84	—	18.19	(0.17)	—	—	(0.17)	64.74	38.96	35.79	1.49	0.95	0.07	0.61	29,135	15
July 10, 2012*through May 31, 2013(bb)	20.00	0.02	26.74	—	26.76	(0.04)	—	—	(0.04)	46.72	133.94	137.86	3.00	0.95	(1.98)	0.07	9,343	2
UltraPro Short Financials
Year ended May 31, 2014(y)	56.81	(0.39)	(22.88)	—	(23.27)	—	—	—	—	33.54	(40.96)	(40.36)	3.59	0.95	(3.59)	(0.95)	4,612	—
July 10, 2012*through May 31, 2013(y)	160.00	(0.75)	(102.44)	—	(103.19)	—	—	—	—	56.81	(64.49)	(65.05)	3.24	0.95	(3.14)	(0.85)	2,130	—

*Commencement of investment operations.

ProShares Trust Notes to Financial Highlights:

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Includes transaction fees associated with the issuance and redemption of Creation Units.
(c)	Not annualized for periods less than one year.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder’s investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund.
(e)	Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at market value. Market value is determined by the composite closing price. Composite closing security price is defined as the last reported sale price from any primary listing market (e.g., NYSE and NASDAQ) or participating regional exchanges or markets. The composite closing price is the last reported sale price from any of the eligible sources, regardless of volume and not an average price and may have occurred on a date prior to the close of the reporting period. Market value may be greater or less than net asset value, depending on the Fund’s closing price on the listing market.
(f)	Annualized for periods less than one year.
(g)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period. In-Kind transactions are not included in the portfolio turnover calculations.
(y)	Per share amounts have been restated on a retroactive basis to reflect a 1:4 reverse stock split effective June 10, 2013.
(bb)	Per share amounts have been restated on a retroactive basis to reflect a 2:1 stock split effective January 24, 2014.

Investment Company Act file number 811-21114

ProShares Trust

7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814

866.PRO.5125 866.776.5125

ProShares.com

You can find additional information about the Fund in the current Statement of Additional Information (“SAI”), dated October 1, 2014, as may be amended from time to time, which has been filed electronically with the Securities and Exchange Commission (“SEC”) and is incorporated by reference into, and is legally a part of, this Prospectus. A copy of the SAI is available, free of charge, online at ProShares.com. You may also receive a free copy of the SAI or make inquiries to ProShares by writing us at the address set forth above or calling us toll-free at the telephone number set forth above.

You can find other information about ProShares on the SEC’s website (www.sec.gov) or you can get copies of this information after payment of a duplicating fee by electronic request at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about ProShares, including their SAI, can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at (202) 551-8090.

             2015

Subject to Completion

Preliminary Statement of Additional Information August [    ], 2015

The information in this Statement of Additional Information is not complete and may be changed. Shares of the ProShares UltraPro China A Shares; ProShares Ultra China A Shares; ProShares Short China A Shares; ProShares UltraShort China A Shares; ProShares UltraPro Short China A Shares; ProShares UltraPro [    ] MLP; ProShares Ultra [    ] MLP; ProShares Short [    ] MLP; ProShares UltraShort [    ] MLP; ProShares UltraPro Short [    ] MLP; ProShares UltraPro [    ] Cyber Security; ProShares Ultra [    ] Cyber Security; ProShares Short [    ] Cyber Security; ProShares UltraShort [    ] Cyber Security; ProShares UltraPro Short [    ] Cyber Security; ProShares UltraPro Pharmaceuticals; ProShares Ultra Pharmaceuticals; ProShares Short Pharmaceuticals; ProShares UltraShort Pharmaceuticals; ProShares UltraPro Short Pharmaceuticals; ProShares UltraPro Financials; and ProShares UltraPro Short Financials may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

STATEMENT OF ADDITIONAL INFORMATION

October 1, 2014, as amended August 17, 2015

ProShares Trust

7501 WISCONSIN AVENUE, SUITE 1000—EAST TOWER

BETHESDA, MD 20814

866.PRO.5125    866.776.5125

ALTS	Morningstar Alternatives Solution ETF	SZK	UltraShort Consumer Goods	UPRO	UltraPro S&P500®
TOLZ	DJ Brookfield Global Infrastructure ETF	SCC	UltraShort Consumer Services	TQQQ	UltraPro QQQ®
PEX	Global Listed Private Equity ETF	SKF	UltraShort Financials	UDOW	UltraPro Dow30SM
CSM	Large Cap Core Plus	GDXS	UltraShort Gold Miners	UMDD	UltraPro MidCap400
NOBL	S&P 500 Dividend Aristocrats ETF	GDJS	UltraShort Junior Miners	URTY	UltraPro Russell2000
REGL	S&P MidCap 400 Dividend Aristocrats ETF	RXD	UltraShort Health Care	Ultra Sector
SMDV	Russell 2000 Dividend Growers ETF	HBZ	UltraShort Homebuilders & Supplies	UYM	Ultra Basic Materials
EFAD	MSCI EAFE Dividend Growers ETF	SIJ	UltraShort Industrials	BIB	Ultra Nasdaq Biotechnology
EMDV	MSCI Emerging Markets Dividend Growers ETF	DUG	UltraShort Oil & Gas	UGE	Ultra Consumer Goods
HGEU	Hedged FTSE Europe ETF	SOP	UltraShort Oil & Gas Exploration & Production	UCC	Ultra Consumer Services
HGJP	Hedged FTSE Japan ETF	SRS	UltraShort Real Estate	UYG	Ultra Financials
HYHG	High Yield—Interest Rate Hedged	SSG	UltraShort Semiconductors	GDXX	Ultra Gold Miners
IGHG	Investment Grade—Interest Rate Hedged	REW	UltraShort Technology	GDJJ	Ultra Junior Miners
COBO	USD Covered Bond	TLL	UltraShort Telecommunications	RXL	Ultra Health Care
GGOV	German Sovereign/Sub-Sovereign ETF	SDP	UltraShort Utilities	HBU	Ultra Homebuilders & Supplies
EMSH	Short Term USD Emerging Markets Bond ETF	[ ]	UltraShort [ ] MLP	UXI	Ultra Industrials
HDG	Hedge Replication ETF	[ ]	UltraShort [ ] Cyber Security	DIG	Ultra Oil & Gas
MRGR	Merger ETF	[ ]	UltraShort Pharmaceuticals	UOP	Ultra Oil & Gas Exploration & Production
RALS	RAFI® Long/Short	ZBIO	UltraPro Short Nasdaq Biotechnology	URE	Ultra Real Estate
RINF	30 Year TIPS/TSY Spread	FINZ	UltraPro Short Financials	KRU	Ultra S&P Regional Banking
TYTE	CDS North American HY Credit ETF	[ ]	UltraPro Short [ ] MLP	USD	Ultra Semiconductors
WYDE	CDS Short North American HY Credit ETF	[ ]	UltraPro Short [ ] Cyber Security	ROM	Ultra Technology
Geared		[ ]	UltraPro Short Pharmaceuticals	LTL	Ultra Telecommunications
Short MarketCap		Short International		UPW	Ultra Utilities
SH	Short S&P500®	EFZ	Short MSCI EAFE	[ ]	Ultra [ ] MLP
PSQ	Short QQQ®	EUM	Short MSCI Emerging Markets	[ ]	Ultra [ ] Cyber Security
DOG	Short Dow30SM	YXI	Short FTSE China 50	[ ]	Ultra Pharmaceuticals
MYY	Short MidCap400	[ ]	Short China A Shares	UBIO	UltraPro Nasdaq Biotechnology
RWM	Short Russell2000	EFU	UltraShort MSCI EAFE	FINU	UltraPro Financials
SBB	Short SmallCap600	EEV	UltraShort MSCI Emerging Markets	[ ]	UltraPro [ ] MLP
SDS	UltraShort S&P500®	EPV	UltraShort FTSE Europe	[ ]	UltraPro [ ] Cyber Security
QID	UltraShort QQQ®	JPX	UltraShort MSCI Pacific ex-Japan	[ ]	UltraPro Pharmaceuticals
DXD	UltraShort Dow30SM	BZQ	UltraShort MSCI Brazil Capped	Ultra International
MZZ	UltraShort MidCap400	FXP	UltraShort FTSE China 50	EFO	Ultra MSCI EAFE
TWM	UltraShort Russell2000	[ ]	UltraShort China A Shares	EET	Ultra MSCI Emerging Markets
SDD	UltraShort SmallCap600	EWV	UltraShort MSCI Japan	UPV	Ultra FTSE Europe
SPXU	UltraPro Short S&P500®	SMK	UltraShort MSCI Mexico Capped IMI	UXJ	Ultra MSCI Pacific ex-Japan
SQQQ	UltraPro Short QQQ®	[ ]	UltraPro Short China A Shares	UBR	Ultra MSCI Brazil Capped
SDOW	UltraPro Short Dow30SM	Short Fixed Income		XPP	Ultra FTSE China 50
SMDD	UltraPro Short MidCap400	TBX	Short 7-10 Year Treasury	EZJ	Ultra MSCI Japan
SRTY	UltraPro Short Russell2000	TBF	Short 20+ Year Treasury	UMX	Ultra MSCI Mexico Capped IMI
Short Sector		SJB	Short High Yield	Ultra Fixed Income
SBM	Short Basic Materials	IGS	Short Investment Grade Corporate	UST	Ultra 7-10 Year Treasury
SEF	Short Financials	TBZ	UltraShort 3-7 Year Treasury	UBT	Ultra 20+ Year Treasury
DDG	Short Oil & Gas	PST	UltraShort 7-10 Year Treasury	UJB	Ultra High Yield
REK	Short Real Estate	TBT	UltraShort 20+ Year Treasury	IGU	Ultra Investment Grade Corporate
KRS	Short S&P Regional Banking	TPS	UltraShort TIPS	[ ]	Ultra China A Shares
[ ]	Short [ ] MLP	TTT	UltraPro Short 20+ Year Treasury	[ ]	UltraPro China A Shares
[ ]	Short [ ] Cyber Security	Ultra MarketCap
[ ]	Short Pharmaceuticals	SSO	Ultra S&P500®
SMN	UltraShort Basic Materials	QLD	Ultra QQQ®
BIS	UltraShort Nasdaq Biotechnology	DDM	Ultra Dow30SM
		MVV	Ultra MidCap400
		UWM	Ultra Russell2000
		SAA	Ultra SmallCap600

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the Prospectus of ProShares Trust (the “Trust”) dated October 1, 2014, the Prospectus dated October 8, 2014 for the Morningstar Alternatives Solution ETF, the Prospectus dated February 2, 2015 for the S&P MidCap 400 Dividend Aristocrats ETF and the Russell 2000 Dividend Growers ETF, the Propsectus dated February 12, 2015 for the UltraShort Gold Miners and the Ultra Gold Miners, the Propsectus dated February 12, 2015 for the UltraShort Junior Miners and the Ultra Junior Miners, and the Prospectus dated April 16, 2015 for the Short S&P Regional Banking and the Ultra S&P Regional Banking, the Prospectus dated June 22, 2015 for the UltraShort Homebuilders & Supplies, the UltraShort Oil & Gas Exploration & Production, the UltraPro Short Nasdaq Biotechnology, the Ultra Homebuilders & Supplies, the Ultra Oil & Gas Exploration & Production, and the UltraPro Nasdaq Biotechnology, the Prospectus dated June 22, 2015 for the Hedged FTSE Europe ETF, the Prospectus dated June 22, 2015 for the Hedged FTSE Japan ETF and the Prospectus dated [                    ], 2015 for the UltraPro China A Shares ETF; Ultra China A Shares ETF; Short China A Shares ETF; UltraShort China A Shares ETF; UltraPro Short China A Shares ETF; UltraPro [    ] MLP ETF; Ultra [    ] MLP ETF; Short [    ] MLP ETF; UltraShort [    ] MLP ETF; UltraPro Short [    ] MLP ETF; UltraPro [    ] Cyber Security ETF; Ultra [    ] Cyber Security ETF; Short [    ] Cyber Security ETF; UltraShort [    ] Cyber Security ETF; UltraPro Short [    ] Cyber Security ETF; UltraPro Pharmaceuticals ETF; Ultra Pharmaceuticals ETF; Short Pharmaceuticals ETF; UltraShort Pharmaceuticals ETF; UltraPro Short Pharmaceuticals ETF; UltraPro Financials; and the UltraPro Short Financials, each as may be amended or supplemented (the “Prospectuses”), which incorporate this SAI by reference. A copy of the Prospectuses and a copy of the Annual Report to shareholders for the Funds that have completed a fiscal year are available, without charge, upon request to the address above, by telephone at the number above, or on the Trust’s website at www.ProShares.com. The Financial Statements and Notes contained in the Annual Report to Shareholders for the fiscal year ended May 31, 2014 are incorporated by reference into and are deemed part of this SAI. The principal U.S. national stock exchange on which all Funds (except those noted below) identified in this SAI are listed is NYSE Arca. The Global Listed Private Equity ETF, the High Yield—Interest Rate Hedged, the Investment Grade—Interest Rate Hedged, the Short Term USD Emerging Markets Bond ETF, the Merger ETF, the CDS North American HY Credit ETF and the CDS Short North American HY Credit ETF are listed on the BATS Exchange. The UltraPro Short QQQ®, the UltraShort Nasdaq Biotechnology, the UltraPro QQQ® and the Ultra Nasdaq Biotechnology are listed on The NASDAQ Stock Market.

GLOSSARY OF TERMS

For ease of use, certain terms or names that are used in this SAI have been shortened or abbreviated. A list of many of these terms and their corresponding full names or definitions can be found below. An investor may find it helpful to review the terms and names before reading the SAI.

Term	Definition
1933 Act	Securities Act of 1933
1934 Act	Securities Exchange Act of 1934
1940 Act	Investment Company Act of 1940
The Advisor or ProShare Advisors	ProShare Advisors LLC

Board of Trustees or Board	Board of Trustees of ProShares Trust
CFTC	U.S. Commodity Futures Trading Commission
Code or Internal Revenue Code	Internal Revenue Code of 1986
Distributor or SEI	SEI Investments Distribution Co.
Exchange	NYSE Arca, The NASDAQ Stock Market or the BATS Exchange
Fund(s)	One or more of the series of the Trust identified on the front cover of this SAI
Independent Trustee(s)	Trustees who are not “Interested Persons” of the Advisor or Trust as defined under Section 2(a)(19) of the 1940 Act
New Funds

The Morningstar Alternatives Solution ETF, the Hedged FTSE Europe ETF, the Hedged FTSE Japan ETF, the S&P MidCap 400 Dividend Aristocrats ETF, the Russell 2000 Dividend Growers ETF, the MSCI EAFE Dividend Growers ETF, the MSCI Emerging Markets Dividend Growers ETF, the CDS North American HY Credit ETF, the CDS Short North American HY Credit ETF, the UltraShort Gold Miners, the UltraShort Junior Miners, the UltraShort Homebuilders & Supplies, the UltraShort Oil & Gas Exploration & Production, the UltraPro Short Nasdaq Biotechnology, the Ultra Gold Miners, the Ultra Junior Miners, the Ultra Homebuilders & Supplies, the Ultra Oil & Gas Exploration & Production, the UltraPro Nasdaq Biotechnology, the UltraPro China A Shares, the Ultra China A Shares, the Short China A Shares, the UltraShort China A Shares, the UltraPro Short China A Shares, the UltraPro [    ] MLP, the Ultra [    ] MLP, the Short [    ] MLP, the UltraShort [    ] MLP, the UltraPro Short [    ] MLP, the UltraPro [    ] Cyber Security, the Ultra [    ] Cyber Security, the Short [    ] Cyber Security, the UltraShort [    ] Cyber Security, the UltraPro Short [    ] Cyber Security, the UltraPro Pharmaceuticals, the Ultra Pharmaceuticals, the Short Pharmaceuticals, the UltraShort Pharmaceuticals and the UltraPro Short Pharmaceuticals

SAI	The Trust’s Statement of Additional Information dated October 1, 2014, as amended [ ]
SEC	U.S. Securities and Exchange Commission
Shares	The shares of the Funds
Trust	ProShares Trust
Trustee(s)	One or more of the trustees of the Trust

PROSHARES TRUST

ProShares Trust (the Trust) is a Delaware statutory trust and is registered with the SEC as an open-end management investment company under the Investment Company Act of 1940 (the “1940 Act”). The Trust was organized on May 29, 2002 and consists of multiple series, including the 146 Funds listed on the front cover of this SAI (note that, as of the date of this SAI, the MSCI Emerging Markets Dividend Growers ETF has not been publicly offered).

Each Fund, except for the Morningstar Alternatives Solution ETF, the DJ Brookfield Global Infrastructure ETF, the Global Listed Private Equity ETF, the Hedged FTSE Europe ETF, the Hedged FTSE Japan ETF, the Large Cap Core Plus, the S&P 500 Dividend Aristocrats ETF, the S&P MidCap 400 Dividend Aristocrats ETF, the Russell 2000 Dividend Growers ETF, the MSCI EAFE Dividend Growers ETF, the MSCI Emerging Markets Dividend Growers ETF, the High Yield–Interest Rate Hedged, the Investment Grade—Interest Rate Hedged, the USD Covered Bond, the German Sovereign/Sub-Sovereign ETF, the Short Term USD Emerging Markets Bond ETF, the Hedge Replication ETF, the Merger ETF, the RAFI® Long/Short, and the 30 Year TIPS/TSY Spread (each, a “Matching ProShares Fund” and collectively, the “Matching ProShares Funds”) and the CDS North American HY Credit ETF and the CDS Short North American HY Credit ETF (each, a “CDS Fund” and together, the “CDS Funds”), is “Geared” in the sense that each is designed to seek daily investment results, before fees and expenses, that correspond to the performance of a daily benchmark such as the inverse (-1x), multiple (i.e., 2x or 3x), or inverse multiple (i.e., -2x or -3x) of the daily performance of an index for a single day, not for any other period (for purposes of this SAI, the term “index” includes the Merrill Lynch Factor Model – Exchange Series benchmark). The Short ProShares Funds (i.e., the Geared ProShares Funds that have the prefix “Short”, “UltraShort” or “UltraPro Short” in their names) are designed to correspond to the inverse of the daily performance or an inverse multiple of the daily performance of an index. The Ultra ProShares Funds (i.e., the Geared ProShares Funds that have the prefix “Ultra” or UltraPro” in their names) are designed to correspond to a multiple of the daily performance of an index. The Funds, except the Matching ProShares Funds and the CDS Funds, do not seek to achieve their stated investment objective over a period of time greater than a single day. A “single day” is measured from the time the Fund calculates its net asset value (“NAV”) to the time of the Fund’s next NAV calculation. Each Matching ProShares Fund and CDS Fund seeks to achieve its stated investment objective both on a single day and over time. Each CDS Fund is actively managed and seeks to provide long or short exposure to the credit of debt issuers.

Each Fund’s investment objective is non-fundamental, meaning it may be changed by the Board of Trustees (the “Board”) of the Trust, without the approval of Fund shareholders. Each Fund (excluding the CDS Funds, which are actively managed) reserves the right to substitute a different index or security for its index, without the approval of that Fund’s shareholders. Other funds may be added in the future. Each Fund, except for the DJ Brookfield Global Infrastructure ETF, the S&P 500 Dividend Aristocrats ETF, the S&P MidCap 400 Dividend Aristocrats ETF, the Russell 2000 Dividend Growers ETF, the MSCI EAFE Dividend Growers ETF, the MSCI Emerging Markets Dividend Growers ETF, the High Yield–Interest Rate Hedged, the Investment Grade—Interest Rate Hedged and the Short Term USD Emerging Markets Bond ETF, is a non-diversified management investment company.

The Morningstar Alternatives Solution ETF is a fund of exchange-traded funds and seeks its investment objective by investing primarily in the securities of other exchange-traded funds that seek investment results corresponding to their own underlying indexes or strategies. (One of the other exchange-traded funds is a publicly traded commodity pool that is sponsored by ProShare Capital Management LLC, an affiliate of ProShare Advisors. The commodity pool is not a mutual fund or any other type of investment company as defined in the 1940 Act, and is not subject to regulation thereunder.)

The Funds are exchange-traded funds (“ETFs”) and the shares of each Fund (“Shares”) are listed on NYSE Arca, The NASDAQ Stock Market or the BATS Exchange (each, an “Exchange”). The Shares trade on the relevant Exchange at market prices that may differ to some degree from the Shares’ NAVs. Each Fund issues and redeems Shares on a continuous basis at NAV in large, specified numbers of Shares called “Creation Units.” Creation Units of the Funds are issued and redeemed in-kind for securities and an amount of cash or entirely in cash, in each case at the discretion of ProShare Advisors LLC (the “Advisor” or “ProShare Advisors”). Except when aggregated in Creation Units, Shares cannot be purchased from and are not redeemable securities of the Funds. Retail investors, therefore, generally will not be able to purchase or redeem the Shares directly. Rather, most retail investors will purchase and sell Shares in the secondary market with the assistance of a broker. Reference is made to the Prospectus for a discussion of the investment objectives and policies of each of the Funds. The discussion below supplements, and should be read in conjunction with, the Prospectus. Portfolio management is provided to the Funds by ProShare Advisors, a Maryland limited liability company with offices at 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814.

The investment restrictions of the Funds specifically identified as fundamental policies may not be changed without the affirmative vote of at least a majority of the outstanding voting securities of that Fund, as defined in the 1940 Act. The investment objectives and all other investment policies of the Funds not specified as fundamental (including the index of a Fund) may be changed by the Board without the approval of shareholders.

It is the policy of the Funds that seek investment results that correspond to the investment results of an index (“Index Funds”) to pursue their investment objectives of correlating with their indices regardless of market conditions, to attempt to remain nearly fully invested and not to take defensive positions.

The investment techniques and strategies discussed below may be used by a Fund if, in the opinion of the Advisor, the techniques or strategies may be advantageous to the Fund. A Fund may reduce or eliminate its use of any of these techniques or strategies without changing the Fund’s fundamental policies. There is no assurance that any of the techniques or strategies listed below, or any of the other methods of investment available to a Fund, will result in the achievement of the Fund’s objectives. Also, there can be no assurance that any Fund will grow to, or maintain, an economically viable size, and management may determine to liquidate a Fund at a time that may not be opportune for shareholders.

As a general matter, the Short ProShares Funds and the CDS Short North American HY Credit ETF (the “Short CDS Fund”) respond differently in response to market conditions than the Matching ProShares, the Ultra ProShares Funds or the CDS North American HY Credit ETF (the “Long CDS Fund”). The terms “favorable market conditions” and “adverse market conditions,” as used in this SAI, are Fund-specific. Market conditions should be considered favorable to a Fund when such conditions make it more likely that the value of an investment in that Fund will increase. Market conditions should be considered adverse to a Fund when such conditions make it more likely that the value of an investment in that Fund will decrease. For example, market conditions that cause the level of the S&P 500® to rise are considered “favorable” to the Ultra S&P500® and are considered “adverse” to the Short S&P500®.

Fund Name Changes

Over the past five years, certain Funds have undergone name changes as follows:

Prior Fund Name	Current Fund Name	Effective Date of Name Change
ProShares Short KBW Regional Banking	ProShares Short S&P Regional Banking	April 16, 2015
ProShares Ultra KBW Regional Banking	ProShares Ultra S&P Regional Banking	April 16, 2015
ProShares S&P 500 Aristocrats ETF	ProShares S&P 500 Dividend Aristocrats ETF	October 1, 2014
ProShares Short FTSE China 25	ProShares Short FTSE China 50	September 22, 2014
ProShares UltraShort FTSE China 25	ProShares UltraShort FTSE China 50	September 22, 2014
ProShares Ultra FTSE China 25	ProShares Ultra FTSE China 50	September 22, 2014
ProShares UltraShort MSCI Europe	ProShares UltraShort FTSE Europe	April 23, 2013
ProShares Ultra MSCI Europe	ProShares Ultra FTSE Europe	April 23, 2013
ProShares UltraShort MSCI Brazil	ProShares UltraShort MSCI Brazil Capped	February 11, 2013
ProShares UltraShort MSCI Mexico Investable Market	ProShares UltraShort MSCI Mexico Capped IMI	February 11, 2013
ProShares Ultra MSCI Brazil	ProShares Ultra MSCI Brazil Capped	February 11, 2013
ProShares Ultra MSCI Mexico Investable Market	ProShares Ultra MSCI Mexico Capped IMI	February 11, 2013
ProShares Credit Suisse 130/30	ProShares Large Cap Core Plus	February 7, 2013

Exchange Listing and Trading

There can be no assurance that the requirements of an Exchange necessary to maintain the listing of Shares of any Fund will continue to be met. An Exchange may remove a Fund from listing under certain circumstances.

As in the case of all equities traded on an Exchange, the brokers’ commission on transactions in the Funds will be based on negotiated commission rates at customary levels for retail customers.

In order to provide current Share pricing information, an Exchange disseminates an updated Indicative Optimized Portfolio Value (“IOPV”) for each Fund. The Trust is not involved in or responsible for any aspect of the calculation or dissemination of the IOPVs and makes no warranty as to the accuracy of the IOPVs. IOPVs are expected to be disseminated on a per Fund basis every 15 seconds during regular trading hours of an Exchange.

INVESTMENT POLICIES, TECHNIQUES AND RELATED RISKS

General

An Index Fund may consider changing its index at any time, including if, for example: the current index becomes unavailable; the Board believes that the current index no longer serves the investment needs of a majority of shareholders or that another index may better serve their needs; or the financial or economic environment makes it difficult for the Index Fund’s investment results to correspond sufficiently to its current index. If believed appropriate, an Index Fund may specify an index for itself that is “leveraged” or proprietary. There can be no assurance that a Fund will achieve its objective.

Fundamental securities analysis is not used by ProShare Advisors in seeking to correlate an Index Fund’s investment returns with its index. Rather, ProShare Advisors primarily uses a passive or mathematical approach to determine the investments an Index Fund makes and techniques it employs. While ProShare Advisors attempts to minimize any “tracking error,” certain factors tend to cause an Index Fund’s investment results to vary from a perfect correlation to its index, as applicable. See “Special Considerations” below for additional details.

For purposes of this SAI, the word “invest” refers to a Fund directly and indirectly investing in securities or other instruments. Similarly, when used in this SAI, the word “investment” refers to a Fund’s direct and indirect investments in securities and other instruments. For example, the Funds typically invest indirectly in securities or instruments by using financial instruments with economic exposure similar to those securities or instruments.

Additional information concerning the Funds, their investment policies and techniques, and the securities and financial instruments in which they may invest is set forth below.

Name Policies

The Funds subject to the SEC “names rule” (Rule 35d-1 under the 1940 Act) have adopted non-fundamental investment policies obligating them to commit, under normal market conditions, at least 80% of their assets exposed to the types of securities suggested by their name and/or investments with similar economic characteristics. Such direct or inverse exposure may be obtained through direct investments/short positions in the securities and/or through investments with similar economic characteristics. For purposes of each such investment policy, “assets” includes a Fund’s net assets, as well as amounts borrowed for investment purposes, if any. In addition, for purposes of such an investment policy, “assets” includes not only the amount of a Fund’s net assets attributable to investments providing direct investment exposure to the type of investments suggested by its name (e.g., the value of stocks, or the value of derivative instruments such as futures, options or options on futures), but also cash and cash equivalents that are segregated on the Fund’s books and records or being used as collateral, as required by applicable regulatory guidance, or otherwise available to cover such investment exposure. The Board has adopted a policy to provide investors with at least 60 days’ notice prior to changes in a Fund’s name policy.

While the DJ Brookfield Global Infrastructure ETF and the Global Listed Private Equity ETF anticipate that, under normal market conditions, each Fund will invest primarily (i.e., at least 40% of its “assets” as defined above) in securities issued by issuers organized or located outside the United States (“foreign issuers”), to the extent that foreign issuers ever comprise less than 40% of such Fund’s assets for an extended period of time (i.e., six months), the Fund will take steps to: (i) either change its name; or (ii) change its benchmark.

Equity Securities (not applicable to the USD Covered Bond, the German Sovereign/Sub-Sovereign ETF, the 30 Year TIPS/TSY Spread or the Short Fixed Income ProShares Funds)

The Funds may invest in equity securities. The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. A security’s value may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. The value of a security may also decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services. Equity securities generally have greater price volatility than fixed income securities, and the Funds are particularly sensitive to these market risks.

Foreign Securities (not applicable to the 30 Year TIPS/TSY Spread)

The Funds may invest in foreign issuers, securities traded principally in securities markets outside the United States, U.S.-traded securities of foreign issuers and/or securities denominated in foreign currencies (together “foreign securities”). Also, each Fund may seek exposure to foreign securities by investing in Depositary Receipts (discussed below). Foreign securities may involve special risks due to foreign economic, political and legal developments, including unfavorable changes in currency exchange rates, exchange control regulation (including currency blockage), expropriation or nationalization of assets, confiscatory taxation, taxation of income earned in foreign nations, withholding of portions of interest and dividends in certain countries and the possible difficulty of obtaining and enforcing judgments against foreign entities. Default in foreign government securities, political or social instability or diplomatic developments could affect investments in securities of issuers in foreign nations. In addition, in many countries there is less publicly available information about issuers than is available in reports about issuers in the United States. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may differ from those applicable to U.S. companies. Further, the growing interconnectivity of global economies and financial markets has increased the possibilities that conditions in any one country or region could have an adverse impact on issuers of securities in a different country or region.

In addition, the securities of some foreign governments, companies and markets are less liquid, and may be more volatile, than comparable securities of domestic governments, companies and markets. Some foreign investments may be subject to brokerage commissions and fees that are higher than those applicable to U.S. investments. A Fund also may be affected by different settlement practices or delayed settlements in some foreign markets. Moreover, some foreign jurisdictions regulate and limit U.S. investments in the securities of certain issuers.

A Fund’s foreign investments that are related to developing (or “emerging market”) countries may be particularly volatile due to the aforementioned factors.

A Fund may value its financial instruments based upon foreign securities by using market prices of domestically-traded financial instruments with comparable foreign securities market exposure.

Exposure to Securities or Issuers in Specific Foreign Countries or Regions

Some Funds focus their investments in particular foreign geographical regions or countries. In addition to the risks of investing in foreign securities discussed above, the investments of such Funds may be exposed to special risks that are specific to the country or region in which the investments are focused. Furthermore, Funds with such a focus may be subject to additional risks associated with events in nearby countries or regions or those of a country’s principal trading partners. Additionally, some Funds have an investment focus in a foreign country or region that is an emerging market and, therefore, are subject to heightened risks relative to Funds that focus their investments in more developed countries or regions.

Exposure to Foreign Currencies

Each Fund may invest directly in foreign currencies or hold financial instruments that provide exposure to foreign currencies, including “hard currencies,” or may invest in securities that trade in, or receive revenues in, foreign currencies. “Hard currencies” are currencies in which investors have confidence and are typically currencies of economically and politically stable industrialized nations. To the extent that a Fund invests in such currencies, that Fund will be subject to the risk that those currencies will decline in value relative to the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short periods of time. Fund assets that are denominated in foreign currencies may be devalued against the U.S. dollar, resulting in a loss. Additionally, recent issues associated with the euro may have adverse effects on non-U.S. investments generally and on currency markets. A U.S. dollar investment in Depositary Receipts or ordinary shares of foreign issuers traded on U.S. exchanges may be affected differently by currency fluctuations than would an investment made in a foreign currency on a foreign exchange in shares of the same issuer. Foreign currencies are also subject to risks caused by inflation, interest rates, budget deficits, low savings rates, political factors and government control.

Depositary Receipts

The Funds may invest in depositary receipts. Depositary receipts are receipts, typically issued by a financial institution, which evidence ownership of underlying securities issued by a non-U.S. issuer. Types of depositary receipts include American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and New York Shares (“NYSs”).

ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs are an alternative to purchasing the underlying securities in their national markets and currencies. For many foreign securities, U.S. dollar-denominated ADRs, which are traded in the United States on exchanges or over-the-counter (“OTC”), are issued by domestic banks. In general, there is a large, liquid market in the United States for many ADRs. Investments in ADRs have certain advantages over direct investment in the underlying foreign securities because: (i) ADRs are U.S. dollar-denominated investments that are easily transferable and for which market quotations are readily available, and (ii) issuers whose securities are represented by ADRs are generally subject to auditing, accounting and financial reporting standards similar to those applied to domestic issuers. ADRs do not eliminate all risk inherent in investing in the securities of foreign issuers. By investing in ADRs rather than directly in the stock of foreign issuers outside the U.S., however, the Funds can avoid certain risks related to investing in foreign securities on non-U.S. markets.

GDRs are receipts for shares in a foreign-based corporation traded in capital markets around the world. While ADRs permit foreign corporations to offer shares to American citizens, GDRs allow companies in Europe, Asia, the United States and Latin America to offer shares in many markets around the world.

NYSs (or “direct shares”) are foreign stocks denominated in U.S. dollars and traded on American exchanges without being converted into ADRs. These stocks come from countries that do not restrict the trading of their stocks on other nations’ exchanges. Each Fund may also invest in ordinary shares of foreign issuers traded directly on U.S. exchanges

The Funds may invest in both sponsored and unsponsored depositary receipts. Certain depositary receipts, typically those designated as “unsponsored,” require the holders thereof to bear most of the costs of such facilities, while issuers of “sponsored” facilities normally pay more of the costs thereof. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders with respect to the deposited securities, whereas the depository of a sponsored facility typically distributes shareholder communications and passes through the voting rights.

Unsponsored ADR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuers may not be as current for unsponsored ADRs, and the price of unsponsored depositary receipts may be more volatile than if such instruments were sponsored by the issuer and/or there may be no correlation between available information and the market value.

Futures Contracts and Related Options (not applicable to the USD Covered Bond or the German Sovereign/Sub-Sovereign ETF)

Each Fund may purchase or sell futures contracts and options thereon as a substitute for a comparable market position in the underlying securities or to satisfy regulatory requirements. A physical-settlement futures contract generally obligates the seller to deliver (and the purchaser to take delivery of) the specified asset on the expiration date of the contract. A cash-settled futures contract obligates the seller to deliver (and the purchaser to accept) an amount of cash equal to a specific dollar amount (the contract multiplier) multiplied by the difference between the final settlement price of a specific futures contract and the price at which the agreement is made. No physical delivery of the underlying asset is made.

Each Fund generally engages in closing or offsetting transactions before final settlement of a futures contract wherein a second identical futures contract is sold to offset a long position (or bought to offset a short position). In such cases, the obligation is to deliver (or take delivery of) cash equal to a specific dollar amount (the contract multiplier) multiplied by the difference between the price of the offsetting transaction and the price at which the original contract was entered into. If the original position entered into is a long position (futures contract purchased), there will be a gain (loss) if the offsetting sell transaction is carried out at a higher (lower) price, inclusive of commissions. If the original position entered into is a short position (futures contract sold) there will be a gain (loss) if the offsetting buy transaction is carried out at a lower (higher) price, inclusive of commissions.

When a Fund purchases a put or call option on a futures contract, the Fund pays a premium for the right to sell or purchase the underlying futures contract for a specified price upon exercise at any time during the option period. By writing (selling) a put or call option on a futures contract, a Fund receives a premium in return for granting to the purchaser of the option the right to sell to or buy from the Fund the underlying futures contract for a specified price upon exercise at any time during the option period.

Whether a Fund realizes a gain or loss from futures activities depends generally upon movements in the underlying currency, commodity, security or index. The extent of a Fund’s loss from an unhedged short position in futures contracts or from writing options on futures contracts is potentially unlimited, and investors may lose the amount that they invest plus any profits recognized on their investment. The Funds may engage in related closing transactions with respect to options on futures contracts. The Funds will engage in transactions in futures contracts and related options that are traded on a U.S. exchange or board of trade or that have been approved for sale in the U.S. by the U.S. Commodity Futures Trading Commission (“CFTC”).

Upon entering into a futures contract, each Fund will be required to deposit with the broker an amount of cash or cash equivalents in the range of approximately 5% to 10% of the contract amount for equity index futures and in the range of approximately 1% to 3% of the contract amount for treasury futures (this amount is subject to change by the exchange on which the contract is traded). This amount, known as “initial margin,” is in the nature of a performance bond or good faith deposit on the contract and is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as “variation margin,” to and from the broker will be made daily as the price of the index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” At any time prior to expiration of a futures contract, a Fund may elect to close its position by taking an opposite position, which will operate to terminate the Fund’s existing position in the contract.

When a Fund purchases or sells a futures contract, or buys or sells an option thereon, the Fund “covers” its position. To cover its position, a Fund may enter into an offsetting position, earmark or segregate with its custodian bank or on the official books and records of the Fund cash or liquid instruments (marked-to-market on a daily basis) that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise “cover” its position. When required by law, a Fund will segregate liquid assets in an amount equal to the value of the Fund’s total assets committed to the consummation of such futures contracts. Obligations under futures contracts so covered will not be considered senior securities for purposes of a Fund’s investment restriction concerning senior securities.

For example, a Fund may cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (i.e., an exercise price) as high or higher than the price of the futures contract, or, if the strike price of the put is less than the price of the futures contract, the Fund will earmark/segregate cash or liquid instruments equal in value to the difference between the strike price of the put and the price of the future. A Fund may also “cover” its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments whose prices are expected to move relatively consistently, with a short position in the futures contract. A Fund may “cover” its short position in a futures contract by purchasing a call option on the same futures contract with a strike price (i.e., an exercise price) as low or lower than the price of the futures contract, or, if the strike price of the call is greater than the price of the futures contract, the Fund will earmark or segregate cash or liquid instruments equal in value to the difference between the strike price of the call and the price of the future. A Fund may also “cover” its short position in a futures contract by taking a long position in the instruments underlying the futures contract, or by taking positions in instruments whose prices are expected to move relatively consistently to the futures contract.

A Fund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option, or, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, the Fund will segregate liquid instruments equal in value to the difference between the strike price of the call and the price of the future. A Fund may also cover its sale of a call option by taking positions in instruments whose prices are expected to move relatively consistently to the call option. A Fund may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, the Fund will segregate cash or liquid instruments equal in value to the difference between the strike price of the put and the price of the future. A Fund may also cover its sale of a put option by taking positions in instruments the prices of which are expected to move relatively consistently to the put option.

The primary risks associated with the use of futures contracts are imperfect correlation between movements in the price of the futures and the market value of the underlying assets, and the possibility of an illiquid market for a futures contract. Although each Fund intends to sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a Fund to substantial losses. If trading is not possible, or if a Fund determines not to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash payments of variation margin. The risk that the Fund will be unable to close out a futures position will be minimized by entering into such transactions on a national securities exchange with an active and liquid secondary market. In addition, although the counterparty to a futures contract is often a clearing organization, backed by a group of financial institutions, there may be instances in which the counterparty could fail to perform its obligations, causing significant losses to a Fund.

In connection with its management of certain series of the Trust (the UltraShort S&P500®, the UltraShort QQQ®, the UltraShort Dow 30SM, the UltraShort MidCap400, the UltraShort SmallCap600, the UltraPro Short S&P500®, the UltraPro Short QQQ®, the UltraShort Basic Materials, the UltraShort Financials, the UltraShort Utilities, the UltraPro S&P 500®, the UltraPro QQQ®, the UltraPro Dow 30SM and the UltraPro Financials (the “Commodity Pools”)) the Advisor has registered as a commodity pool operator (a “CPO”) and the Commodity Pools are commodity pools under the Commodity Exchange Act (the “CEA”). Accordingly, the Advisor is subject to registration and regulation as a CPO under the CEA, and must comply with various regulatory requirements under the CEA and the rules and regulations of the CFTC and the National Futures Association (“NFA”), including investor protection requirements, antifraud provisions, disclosure requirements and reporting and recordkeeping requirements. The Advisor is also subject to periodic inspections and audits by the CFTC and NFA. Compliance with these regulatory requirements could adversely affect the Commodity Pools’ total return. In this regard, any further amendment to the CEA or its related regulations that subject the Advisor or the Commodity Pools to additional regulation may have adverse impacts on the Commodity Pools’ operations and expenses.

Forward Contracts (not applicable to the USD Covered Bond or the German Sovereign/Sub-Sovereign ETF)

The Funds may enter into forward contracts to attempt to gain exposure to an index or asset without actually purchasing such asset, or to hedge a position. Forward contracts are two-party contracts pursuant to which one party agrees to pay the counterparty a fixed price for an agreed-upon amount of an underlying asset or the cash value of the underlying asset at an agreed-upon date. When required by law, a Fund will segregate liquid assets in an amount equal to the value of the Fund’s total assets committed to the consummation of such forward contracts. Obligations under forward contracts so covered will not be considered senior securities for purposes of a Fund’s investment restriction concerning senior securities. Forward contracts that cannot be terminated in the ordinary course of business within seven days at approximately the amount a Fund has valued the asset may be considered to be illiquid for purposes of the Fund’s illiquid investment limitations. A Fund will not enter into a forward contract unless the Advisor believes that the other party to the transaction is creditworthy. The counterparty to any forward contract will typically be a major, global financial institution. A Fund bears the risk of loss of the amount expected to be received under a forward contract in the event of the default or bankruptcy of a counterparty. If such a default occurs, a Fund will have contractual remedies pursuant to the forward contract, but such remedies may be subject to bankruptcy and insolvency laws, which could affect the Fund’s rights as a creditor.

Forward Currency Contracts (not applicable to the USD Covered Bond or the German Sovereign/Sub-Sovereign ETF)

The Funds may invest in forward currency contracts for investment or risk management purposes. A forward currency contract is an obligation to buy or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into on the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Forward currency contracts may be structured for cash settlement, rather than physical delivery.

The Funds may invest in a combination of forward currency contracts and U.S. dollar-denominated market instruments in an attempt to obtain an investment result that is substantially the same as a direct investment in a foreign currency-denominated instrument. This investment technique creates a “synthetic” position in the particular foreign currency instrument whose performance the manager is trying to duplicate. For example, investing in a combination of U.S. dollar-denominated instruments with “long” forward currency exchange contracts creates a position economically equivalent to investing in a money market instrument denominated in the foreign currency itself. Such combined positions are sometimes necessary when the money market in a particular foreign currency is small or relatively illiquid.

For hedging purposes, the Funds may invest in forward currency contracts to hedge either specific transactions (transaction hedging) or portfolio positions (position hedging). Transaction hedging is the purchase or sale of forward currency contracts with respect to specific receivables or payables of the Funds in connection with the purchase and sale of portfolio securities. Position hedging is the sale of a forward currency contract on a particular currency with respect to portfolio positions denominated or quoted in that currency.

The Funds are not required to enter into forward currency contracts for hedging purposes. It is possible, under certain circumstances, that the Fund may have to limit its currency transactions to qualify as a “regulated investment company” (“RIC”) under the Internal Revenue Code. The Funds do not intend to enter into a forward currency contract with a term of more than one year, or to engage in position hedging with respect to the currency of a particular country to more than the aggregate market value (at the time the hedging transaction is entered into) of their portfolio securities denominated in (or quoted in or currently convertible into or directly related through the use of forward currency contracts in conjunction with money market instruments to) that particular currency.

At or before the maturity of a forward currency contract, the Funds may either sell a portfolio security and make delivery of the currency, or retain the security and terminate its contractual obligation to deliver the currency by buying an “offsetting” contract obligating them to buy, on the same maturity date, the same amount of the currency. If the Fund engages in an offsetting transaction, it may later enter into a new forward currency contract to sell the currency.

If the Funds engage in offsetting transactions, the Funds will incur a gain or loss, to the extent that there has been movement in forward currency contract prices. If forward prices go down during the period between the date a Fund enters into a forward currency contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to buy. If forward prices go up, the Fund will suffer a loss to the extent the price of the currency it has agreed to buy exceeds the price of the currency it has agreed to sell.

Because a Fund invests in cash instruments denominated in foreign currencies, it may hold foreign currencies pending investment or conversion into U.S. dollars. Although the Fund values its assets daily in U.S. dollars, it does not convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund will convert its holdings from time to time, however, and incur the costs of currency conversion. Foreign exchange dealers may realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, and offer to buy the currency at a lower rate if the Fund tries to resell the currency to the dealer.

Although forward currency contracts may be used by the Funds to try to manage currency exchange risks, unanticipated changes in currency exchange rates could result in poorer performance than if a Fund had not entered into these transactions. Even if the Advisor correctly predicts currency exchange rate movements, a hedge could be unsuccessful if changes in the value of a Fund’s position do not correspond to changes in the value of the currency in which its investments are denominated. This lack of correlation between a Fund’s forwards and currency positions may be caused by differences between the futures and currency markets.

These transactions also involve the risk that a Fund may lose its margin deposits or collateral and may be unable to realize the positive value, if any, of its position if a bank or broker with whom the Fund has an open forward position defaults or becomes bankrupt.

Options (not applicable to the USD Covered Bond or the German Sovereign/Sub-Sovereign ETF)

Each Fund may buy and write (sell) options for the purpose of realizing its investment objective. By buying a call option, a Fund has the right, in return for a premium paid during the term of the option, to buy the asset underlying the option at the exercise price. By writing a call option a Fund becomes obligated during the term of the option to sell the asset underlying the option at the exercise price if the option is exercised. By buying a put option, a Fund has the right, in return for a premium paid during the term of the option, to sell the asset underlying the option at the exercise price. By writing a put option, a Fund becomes obligated during the term of the option to purchase the asset underlying the option at the exercise price if the option is exercised. During the term of the option, the writer may be assigned an exercise notice by the broker-dealer through whom the option was sold. The exercise notice would require the writer to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying asset against payment of the exercise price. This obligation terminates upon expiration of the option, or at such earlier time that the writer effects a closing purchase transaction by purchasing an option covering the same underlying asset and having the same exercise price and expiration date as the one previously sold. Once an option has been exercised, the writer may not execute a closing purchase transaction. To secure the obligation to deliver the underlying asset in the case of a call option, the writer of a call option is required to deposit in escrow the underlying asset or other assets in accordance with the rules of the Options Clearing Corporation (the “OCC”), an institution created to interpose itself between buyers and sellers of options. The OCC assumes the other side of every purchase and sale transaction on an exchange and, by doing so, gives its guarantee to the transaction. When writing call options on an asset, a Fund may cover its position by owning the underlying asset on which the option is written. Alternatively, the Fund may cover its position by owning a call option on the underlying asset, on a share-for-share basis, which is deliverable under the option contract at a price no higher than the exercise price of the call option written by the Fund or, if higher, by owning such call option and depositing and segregating cash or liquid instruments equal in value to the difference between the two exercise prices. In addition, a Fund may cover its position by segregating cash or liquid instruments equal in value to the exercise price of the call option written by the Fund. When a Fund writes a put option, the Fund will segregate with its custodian bank cash or liquid instruments having a value equal to the exercise value of the option. The principal reason for a Fund to write call options on assets held by the Fund is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the underlying assets alone.

If a Fund that writes an option wishes to terminate the Fund’s obligation, the Fund may effect a “closing purchase transaction.” The Fund accomplishes this by buying an option of the same series as the option previously written by the Fund. The effect of the purchase is that the writer’s position will be canceled by the OCC. However, a writer may not effect a closing purchase transaction after the writer has been notified of the exercise of an option. Likewise, a Fund which is the holder of an option may liquidate its position by effecting a “closing sale transaction.” The Fund accomplishes this by selling an option of the same series as the option previously purchased by the Fund. There is no guarantee that either a closing purchase or a closing sale transaction can be effected. If any call or put option is not exercised or sold, the option will become worthless on its expiration date. A Fund will realize a gain (or a loss) on a closing purchase transaction with respect to a call or a put option previously written by the Fund if the premium, plus commission costs, paid by the Fund to purchase the call or put option to close the transaction is less (or greater) than the premium, less commission costs, received by the Fund on the sale of the call or the put option. The Fund also will realize a gain if a call or put option which the Fund has written lapses unexercised, because the Fund would retain the premium.

Although certain securities exchanges attempt to provide continuously liquid markets in which holders and writers of options can close out their positions at any time prior to the expiration of the option, no assurance can be given that a market will exist at all times for all outstanding options purchased or sold by a Fund. If an options market were to become unavailable, the Fund would be unable to realize its profits or limit its losses until the Fund could exercise options it holds, and the Fund would remain obligated until options it wrote were exercised or expired. Reasons for the absence of liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the OCC may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options) and those options would cease to exist, although outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Index Options (not applicable to the USD Covered Bond or the German Sovereign/Sub-Sovereign ETF)

The Funds may purchase and write options on indexes to create investment exposure consistent with their investment objectives, to hedge or limit the exposure of their positions, or to create synthetic money market positions.

An index fluctuates with changes in the values of the assets included in the index. Options on indexes give the holder the right to receive an amount of cash upon exercise of the option. Receipt of this cash amount will depend upon the closing level of the index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the level at which the exercise price of the option is set. The amount of cash received, if any, will be the difference between the closing level of the index and the exercise price of the option, multiplied by a specified dollar multiple. The writer (seller) of the option is obligated, in return for the premiums received from the purchaser of the option, to make delivery of this amount to the purchaser. All settlements of index options transactions are in cash.

Index options are subject to substantial risks, including the risk of imperfect correlation between the option price and the value of the underlying assets composing the index selected and the risk that there might not be a liquid secondary market for the option. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular asset, whether a Fund will realize a gain or loss from the purchase or writing (sale) of options on an index depends upon movements in the level of prices for specific underlying assets generally or, in the case of certain indexes, in an industry or market segment. A Fund will not enter into an option position that exposes the Fund to an obligation to another party, unless the Fund either (i) owns an offsetting position in the underlying securities or other options and/or (ii) earmarks or segregates with the Fund’s custodian bank cash or liquid instruments that, when added to the premiums deposited with respect to the option, are equal to the market value of the underlying assets not otherwise covered.

Each Fund may engage in transactions in index options listed on national securities exchanges or traded in the OTC market as an investment vehicle for the purpose of realizing the Fund’s investment objective. The exercising holder of an index option receives, instead of the asset, cash equal to the difference between the closing level of the index and the exercise price of the option. Some index options are based on a broad market index such as the S&P 500®, the New York Stock Exchange, Inc. (“NYSE”) Composite Index or on a narrower index such as the Philadelphia Stock Exchange Over-the-Counter Index. Options currently are traded on the Chicago Board Options Exchange and other exchanges (“Options Exchanges”). Purchased OTC options and the cover for written OTC options will be subject to the relevant Fund’s 15% limitation on investment in illiquid securities. See “Illiquid Securities” below. When required by law, a Fund will segregate liquid assets in an amount equal to the value of the Fund’s total assets committed to the consummation of such options. Obligations under options so covered will not be considered senior securities for purposes of a Fund’s investment restriction concerning senior securities.

Each of the Options Exchanges has established limitations governing the maximum number of call or put options on the same index which may be bought or written (sold) by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different Options Exchanges or are held or written on one or more accounts or through one or more brokers). Under these limitations, option positions of all investment companies advised by the same investment adviser are combined for purposes of these limits. Pursuant to these limitations, an Options Exchange may order the liquidation of positions and may impose other sanctions or restrictions. These position limits may restrict the number of listed options which a Fund may buy or sell. The Advisor intends to comply with all limitations.

Swap Agreements (not applicable to the USD Covered Bond or the German Sovereign/Sub-Sovereign ETF)

The Funds may enter into swap agreements to gain exposure to an underlying asset without actually purchasing such asset, or to hedge a position including in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is generally calculated with respect to a “notional amount,” for example, the return on or increase in value of a particular dollar amount invested in a “basket” of securities or an ETF representing a particular index or group of securities.

Each Fund may enter into swap agreements to invest in a market without owning or taking physical custody of securities. On a typical long swap, the counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular underlying assets (e.g., an ETF, or securities comprising an index), plus any dividends or interest that would have been received on those assets. The Fund will agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such assets plus, in certain instances, commissions or trading spreads on the notional amount. Therefore, the return to the

Fund on such swap agreements should be the gain or loss on the notional amount plus dividends or interest on the assets less the interest paid by the Fund on the notional amount. As a trading technique, the Advisor may substitute physical securities with a swap agreement having risk characteristics substantially similar to the underlying securities. Some Funds may also enter into swap agreements that provide the opposite return of their index or a security. Their operations are similar to that of the swaps disclosed above except that the counterparty pays interest to each Fund on the notional amount outstanding and that dividends or interest on the underlying instruments reduce the value of the swap, plus, in certain instances, each Fund will agree to pay to the counterparty commissions or trading spreads on the notional amount. These amounts are often netted with any unrealized gain or loss to determine the value of the swap.

The Funds may enter into any of several types of swap agreements, including:

Total Return Swaps. Total return swaps are used either as substitutes for owning the physical securities that comprise a given market index or as a means of obtaining non-leveraged exposure in markets where securities are not available. Total return refers to the payment (or receipt) of an index’s total return, which is then exchanged for the receipt (or payment) of a floating interest rate. Total return swaps provide the Fund with the additional flexibility of gaining exposure to a market or sector index by using the most cost-effective vehicle available.

Equity/Index Swaps. In an equity swap, payments on one or both sides are linked to the performance of equities or an equity index. Equity swaps are normally used to (1) initiate and maintain long or short equity exposures either in an index or a specific stock portfolio; (2) temporarily eliminate exposure to an equity portfolio without disturbing the underlying equity position; or (3) increase, reduce, or eliminate market exposure to a single issue or a narrow stock portfolio or obtain greater diversification for a limited period of time without disturbing an underlying position.

Interest Rate Swaps. Interest rate swaps, in their most basic form, involve the exchange by a Fund with another party of their respective commitments to pay or receive interest. For example, a Fund might exchange its right to receive certain floating rate payments in exchange for another party’s right to receive fixed rate payments. Interest rate swaps can take a variety of other forms, such as agreements to pay the net differences between two different interest indexes or rates, even if the parties do not own the underlying instruments. Despite their differences in form, the function of interest rate swaps is generally the same: to increase or decrease a Fund’s exposure to long- or short-term interest rates. For example, a Fund may enter into a swap transaction to preserve a return or spread on a particular investment or a portion of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date.

Credit Default Swaps (“CDS”): In the case of a CDS, the agreement will reference one or more debt securities or reference entities. The protection “buyer” in a credit default contract is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract until a credit event, such as a default, on a reference entity has occurred. If a credit event occurs, the seller generally must pay the buyer: a) the full notional value of the swap; or b) the difference between the notional value of the defaulted reference entity and the recovery price/rate for the defaulted reference entity. CDS are designed to reflect changes in credit quality, including events of default. The Long CDS Fund will normally be a “seller” of CDS (also referred to as a seller of protection or as a buyer of risk). The Short CDS Fund will normally be a “buyer” of CDS (also referred to as a buyer of protection or a seller of risk). The CDS Funds will primarily invest in centrally cleared, index-based CDS that provide credit exposure through a single trade to a basket of reference entities. Each CDS Fund may also invest in single-name CDS. Single-name CDS provide exposure to a single reference entity and are not centrally cleared.

Other forms of swap agreements that the Funds may enter into include: interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Most swap agreements entered into by a Fund (but generally not CDS) calculate and settle the obligations of the parties to the agreement on a “net basis” with a single payment. Consequently, a Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). Other swap agreements, such as CDS, may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of the reference entity.

A Fund’s current obligations under most swap agreements (total return swaps, equity/index swaps, interest rate swaps) will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating or earmarking cash or other assets determined to be liquid, but typically no payments will be made until the settlement date. In connection with CDS in which a Fund is a “buyer”, the

Fund will segregate or earmark cash or assets determined to be liquid by the Advisor, with a value at least equal to the Fund’s maximum potential exposure under the swap (e.g., any accrued but unpaid net amounts owed by the Fund to any clearing house counterparty). In connection with CDS in which a Fund is a “seller”, however, the Fund will segregate or earmark cash or assets determined to be liquid by the Advisor, with a value at least equal to the full notional amount of the swap (minus any variation margin or amounts owed to the Fund under an offsetting cleared transaction). This segregation or earmarking is intended to ensure that a Fund has assets available to satisfy its potential obligations with respect to the transaction. Each Fund reserves the right to modify its asset segregation policies in the future, including modifications to comply with any changes in the positions articulated by the SEC or its staff regarding asset segregation. Swap agreements that cannot be terminated of in the ordinary course of business within seven days at approximately the amount a Fund has valued the asset may be considered to be illiquid for purposes of the Fund’s illiquid investment limitations.

A Fund will not enter into any uncleared swap agreement unless the Advisor believes that the other party to the transaction is creditworthy. The counterparty to an uncleared swap agreement will typically be a major global financial institution. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. If such a default occurs, a Fund will have contractual remedies pursuant to the swap agreements, but such remedies may be subject to bankruptcy and insolvency laws that could affect the Fund’s right as a creditor. The counterparty risk for cleared swaps is generally lower than for uncleared over-the-counter swaps because generally a clearing organization becomes substituted for each counterparty to a cleared swap agreement and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to the clearing organization for performance of financial obligations. However, there can be no assurance that the clearing organization, or its members, will satisfy its obligations to a Fund. Upon entering into a cleared swap, a Fund may be required to deposit with the broker an amount of cash or cash equivalents in the range of approximately 3% to 6% of the notional amount for CDS on high yield debt issuers and 1% to 5% for CDS on investment grade debt issuers (this amount is subject to change by the clearing organization that clears the trade). This amount, known as “initial margin,” is in the nature of a performance bond or good faith deposit on the cleared swap and is returned to a Fund upon termination of the swap, assuming all contractual obligations have been satisfied. Subsequent payments, known as “variation margin” to and from the broker will be made daily as the price of the swap fluctuates, making the long and short position in the swap contract more or less valuable, a process known as “marking-to-market.” The premium (discount) payments are built into the daily price of the swap and thus are amortized through the variation margin. The variation margin payment also includes the daily portion of the periodic payment stream.

As noted above, swap agreements typically are settled on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of a swap agreement or periodically during its term. The timing and character of any income, gain or loss recognized by a Fund on the payment or payments made or received on a swap will vary depending upon the terms of the particular swap. Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to swap agreements is limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to a swap agreement defaults, a Fund’s risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any. The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each swap will be accrued on a daily basis and an amount of cash or liquid assets, having an aggregate NAV at least equal to such accrued excess will be earmarked or segregated by a Fund’s custodian (though, as noted above, in connection with CDS in which a Fund is a “seller”, the Fund will segregate or earmark cash or assets determined to be liquid, with a value at least equal to the full notional amount of the swap (minus any variation margin or amounts owed to the Fund under an offsetting transaction)). Inasmuch as these transactions are entered into for hedging purposes or are offset by earmarked or segregated cash or liquid assets, as permitted by applicable law, the Funds and their Advisor believe that these transactions do not constitute senior securities within the meaning of the 1940 Act, and, accordingly, will not treat them as being subject to a Fund’s borrowing restrictions.

In the normal course of business, a Fund enters into standardized contracts created by the International Swaps and Derivatives Association, Inc. (“ISDA agreements”) with certain counterparties for derivative transactions. These agreements contain, among other conditions, events of default and termination events, and various covenants and representations. Certain of the Fund’s ISDA agreements contain provisions that require the Fund to maintain a predetermined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time, which may or may not be exclusive of redemptions. If the Fund were to trigger such provisions and have open derivative positions, at that time counterparties to the ISDA agreements could elect to terminate such ISDA agreements and request immediate payment in an amount equal to the net liability positions, if any, under the relevant ISDA agreement. Pursuant to the terms of its ISDA agreements, the Fund will have already collateralized its liability under such agreements, in some cases only in excess of certain threshold amounts. With uncleared swaps, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of default or bankruptcy of a swap agreement counterparty. If such default occurs, the Fund will have contractual remedies pursuant to the swap agreements, but such remedies may be subject to bankruptcy and insolvency laws that could affect the Fund’s rights as a creditor. Thus, a Fund will typically only enter into uncleared swap agreements with major, global financial institutions that meet the Fund’s standard of creditworthiness. The Funds seek to mitigate risks by generally requiring that the counterparties for each Fund agree to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to what the counterparty owes the Fund subject to certain minimum thresholds, although the Funds may not always be successful. To the extent any such collateral is insufficient or there are delays in accessing the collateral, the Funds will be exposed to the risks described above, including possible delays in recovering amounts as a result of bankruptcy proceedings.

The use of swaps is a highly specialized activity which involves investment techniques and risks in addition to, and in some cases different from, those associated with ordinary portfolio securities transactions. The primary risks associated with the use of swap agreements are mispricing or improper valuation, imperfect correlation between movements in the notional amount and the price of the underlying investments, and the inability of the counterparties or clearing organization to perform. If a counterparty’s creditworthiness for an over-the-counter swap declines, the value of the swap would likely decline. Moreover, there is no guarantee that a Fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party. In addition, a Fund may use a combination of swaps on an underlying index, and swaps on an ETF that is designed to track the performance of that index. The performance of an ETF may not track the performance of its underlying index due to embedded costs and other factors. Thus, to the extent a Fund invests in swaps that use an ETF as the reference asset, that Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with its index as it would if the Fund used only swaps on the underlying index. The Advisor, under the supervision of the Board of Trustees, is responsible for determining and monitoring the liquidity of the Funds’ transactions in swap agreements.

In connection with its management of certain series of the Trust (the Commodity Pools), the Advisor has registered as a commodity pool operator (CPO) and the Commodity Pools are commodity pools under the CEA. Accordingly, the Advisor is subject to registration and regulation as a CPO under the CEA, and must comply with various regulatory requirements under the CEA and the rules and regulations of the CFTC and the NFA, including investor protection requirements, antifraud provisions, disclosure requirements and reporting and recordkeeping requirements. The Advisor is also subject to periodic inspections and audits by the CFTC and NFA. Compliance with these regulatory requirements could adversely affect the Commodity Pools’ total return. In this regard, any further amendment to the CEA or its related regulations that subject the Advisor or the Commodity Pools to additional regulation may have adverse impacts on the Commodity Pools’ operations and expenses. In addition, the CFTC, in conjunction with other federal regulators, also recently proposed stricter margin requirements for certain swap transactions. If adopted, the proposed requirements could increase the amount of margin necessary to conduct many swap transactions, limit the types of assets that can be used as collateral for such transactions, and impose other restrictions. The rule proposal may affect the ability of the Funds to use swap agreements (as well as futures contracts and options on futures contracts or commodities) and may substantially increase regulatory compliance costs for the Advisor and the Funds. As of the date of this SAI, the ultimate impact of the rule proposal on the Funds is uncertain. It is possible, however, that any adopted rule may adversely affect the Advisor’s ability to manage the Funds, may impair a Funds’ ability to achieve its investment objective and/or may result in reduced returns to Fund investors.

When-Issued and Delayed-Delivery Securities

Each Fund, from time to time, in the ordinary course of business, may purchase securities on a when-issued or delayed-delivery basis (i.e., delivery and payment can take place between a month and 120 days after the date of the transaction). These securities are subject to market fluctuations and no interest accrues to the purchaser during this period. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed-delivery basis, the Fund will record the transaction and thereafter reflect the value of the securities, each day, in determining the Fund’s NAV. Each Fund will not purchase securities on a when-issued or delayed-delivery basis if, as a result, it determines that more than 15% of the Fund’s net assets would be invested in illiquid securities. At the time of delivery of the securities, the value of the securities may be more or less than the purchase price.

The Trust will earmark or segregate with the Trust’s custodian bank cash or liquid instruments equal to or greater in value than the Fund’s purchase commitments for such when-issued or delayed-delivery securities, or when the Trust does not believe that a Fund’s NAV or income will be adversely affected by the Fund’s purchase of securities on a when-issued or delayed-delivery basis. Because a Fund will identify cash or liquid securities to satisfy its purchase commitments in the manner described, a Fund’s liquidity and the ability of the Advisor to manage a Fund might be affected in the event its commitments to purchase when-issued or delayed-delivery securities exceeds 40% of the value of its assets.

Investments in Other Investment Companies (not applicable to the USD Covered Bond, the German Sovereign/Sub-Sovereign ETF or the 30 Year TIPS/TSY Spread)

The Funds may invest in the securities of other investment companies, including ETFs, to the extent that such an investment would be consistent with the requirements of the 1940 Act or any exemptive order issued by the SEC. If a Fund invests in, and thus, is a shareholder of, another investment company, the Fund’s shareholders will indirectly bear the Fund’s proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Fund to the Fund’s own investment adviser and the other expenses that the Fund bears directly in connection with the Fund’s own operations.

Because most ETFs are investment companies, absent exemptive relief or reliance on an applicable exemptive statute or rule, a Fund’s investments in such investment companies generally would be limited under applicable federal statutory provisions. Those provisions typically restrict a Fund’s investment in the shares of another investment company to up to 5% of its assets (which may represent no more than 3% of the securities of such other investment company) and limit aggregate investments in all investment companies to 10% of assets. A Fund may invest in certain ETFs in excess of the statutory limit in reliance on an exemptive order issued by the SEC to those entities or pursuant to statutory or exemptive relief and pursuant to procedures approved by the Board provided that the Fund complies with the conditions of the exemptive relief, as they may be amended from time to time, and any other applicable investment limitations.

Master Limited Partnerships

Each Fund may invest in master limited partnerships (“MLPs”), which are commonly taxed as partnerships for U.S. federal income tax purposes and publicly traded on national securities exchanges. Such MLPs are limited by the Internal Revenue Code to apply to enterprises that engage in certain businesses, mostly pertaining to the use of natural resources, such as natural gas extraction and transportation. Some real estate enterprises may also qualify as MLPs.

Investments in common units of MLPs involve risks that differ from investments in common stock. Holders of common units of MLPs have the rights typically provided to limited partners in limited partnerships and, thus, may have limited control and limited voting rights as compared to holders of a corporation’s common shares. Holders of common units may be subject to conflicts of interest with the MLP’s general partner, including those arising from incentive distribution payments. MLPs may also have limited financial resources and units may be subject to cash flow and dilution risk. In addition, investments held by MLPs may be relatively illiquid, limiting the MLPs’ ability to vary their portfolios promptly in response to changes in economic or other conditions. Accordingly, MLPs may be subject to more erratic price movements because of the underlying assets they hold. Further, a Fund’s investment in MLPs subjects the Fund to the risks associated with the specific industry or industries in which the MLPs invest.

There are also tax risks associated with investments in MLPs. While there are benefits to MLPs that are treated as partnerships for federal income tax purposes, a change to current tax law or in the underlying business of a given MLP could result in the MLP being treated as a corporation for federal income tax purposes. If the MLP were treated as a corporation, the MLP would be required to pay federal income tax on its taxable income, which would reduce the amount of cash available for distribution by the MLP. In addition, because MLPs generally conduct business in multiple states, the Fund may be subject to income or franchise tax in each of the states in which the partnership does business. The additional cost of preparing and filing the tax returns and paying related taxes may adversely impact the Fund’s return.

Real Estate Investment Trusts (not applicable to the USD Covered Bond, the German Sovereign/Sub-Sovereign ETF or the 30 Year TIPS/TSY Spread)

Each Fund may invest in real estate investment trusts (“REITs”). Equity REITs invest primarily in real property while mortgage REITs invest in construction, development and long-term mortgage loans. Their value may be affected by changes in the value of the underlying property of the REIT, the creditworthiness of the issuer, property taxes, interest rates, and tax and regulatory requirements, such as those relating to the environment. REITs are dependent upon management skill, are not diversified and are subject to heavy cash flow dependency, default by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Code and failing to maintain exempt status under the 1940 Act.

Illiquid Securities

Each Fund may purchase illiquid securities, including securities that are not readily marketable and securities that are not registered (“restricted securities”) under the Securities Act of 1933 (the “1933 Act”), but which can be sold to qualified institutional buyers under Rule 144A under the 1933 Act. A Fund will not invest more than 15% of the Fund’s net assets in illiquid securities. The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Under the current guidelines of the staff of the SEC, illiquid securities also are considered to include, among other securities, purchased OTC options, certain cover for OTC options, repurchase agreements with maturities in excess of seven days, and certain securities whose disposition is restricted under the federal securities laws. The Fund may not be able to sell illiquid securities when the Advisor considers it desirable to do so or may have to sell such securities at a price that is lower than the price that could be obtained if the securities were more liquid. In addition, the sale of illiquid securities also may require more time and may result in higher dealer discounts and other selling expenses than the sale of securities that are not illiquid. Illiquid securities may be more difficult to value due to the unavailability of reliable market quotations for such securities, and investments in illiquid securities may have an adverse impact on NAV.

Institutional markets for restricted securities have developed as a result of the promulgation of Rule 144A under the 1933 Act, which provides a safe harbor from 1933 Act registration requirements for qualifying sales to institutional investors. When Rule 144A securities present an attractive investment opportunity and otherwise meet selection criteria, a Fund may make such investments. Whether or not such securities are illiquid depends on the market that exists for the particular security. The staff of the SEC has taken the position that the liquidity of Rule 144A restricted securities is a question of fact for a board of trustees to determine, such determination to be based on a consideration of the readily-available trading markets and the review of any contractual restrictions. The SEC staff also has acknowledged that, while a board of trustees retains ultimate responsibility, trustees may delegate this function to an investment adviser. The Board of Trustees has delegated this responsibility for determining the liquidity of Rule 144A restricted securities which may be invested in by a Fund to the Advisor. It is not possible to predict with assurance exactly how the market for Rule 144A restricted securities or any other security will develop. A security that when purchased had a fair degree of marketability may subsequently become illiquid and, accordingly, a security that was deemed to be liquid at the time of acquisition may subsequently become illiquid. In such event, appropriate remedies will be considered to minimize the effect on the Fund’s liquidity.

Debt Instruments

Below is a description of various types of money market instruments and other debt instruments that a Fund may utilize for investment purposes, as “cover” for other investment techniques such Fund employs, or for liquidity purposes. Other types of money market instruments and debt instruments may become available that are similar to those described below and in which the Funds also may invest consistent with their investment goals and policies.

Money Market Instruments

To seek its investment objective, as a cash reserve, for liquidity purposes, or as “cover” for positions it has taken, each Fund may invest all or part of its assets in cash or cash equivalents, which include, but are not limited to, short-term money market instruments, U.S. government securities, certificates of deposit, bankers acceptances or repurchase agreements secured by U.S. government securities. Each Fund may invest in money market instruments issued by foreign and domestic governments, financial institutions, corporations and other entities in the U.S. or in any foreign country. Each Fund may also invest in pooled investment vehicles that invest in, and themselves qualify as, money market instruments.

U.S. Government Securities

The Funds may invest in U.S. government securities in pursuit of their investment objectives, as “cover” for the investment techniques these Funds employ, or for liquidity purposes.

U.S. government securities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance: U.S. Treasury bills, which have initial maturities of one year or less; U.S. Treasury notes, which have initial maturities of one to ten years; and U.S. Treasury bonds, which generally have initial maturities of greater than ten years. In addition, U.S. government securities include Treasury Inflation-Protected Securities (“TIPS”). TIPS are inflation protected public obligations of the U.S. Treasury. These securities are designed to provide inflation protection to investors. TIPS are income generating instruments whose interest and principal payments are adjusted for inflation – a sustained increase in prices that erodes the purchasing power of money. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index such as the Consumer Price Index. A fixed-coupon rate is applied to the inflation-adjusted principal so that as inflation rises, both the principal value and the interest payments increase. This can provide investors with a hedge against inflation, as it helps preserve the purchasing power of an investment. Because of the inflation-adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds. In addition, TIPS decline in value when real interest rates rise. However, in certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, TIPS may experience greater losses than other fixed income securities with similar duration.

Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities, such as the Federal National Mortgage Association (“Fannie Mae” or “FNMA”), the Government National Mortgage Association (“Ginnie Mae” or “GNMA”), the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, GNMA pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by FNMA, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency but are not backed by the full faith and credit of the U.S. government, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury. While the U.S. government provides financial support to such U.S. government-sponsored federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity. All U.S. government securities are subject to credit risk.

Yields on U.S. government securities depend on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering, and the maturity of the obligation. Debt securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market value of U.S. government securities generally varies inversely with changes in market interest rates. An increase in interest rates, therefore, would generally reduce the market value of a Fund’s portfolio investments in U.S. government securities, while a decline in interest rates would generally increase the market value of a Fund’s portfolio investments in these securities.

Repurchase Agreements

Each of the Funds may enter into repurchase agreements with financial institutions in pursuit of its investment objectives, as “cover” for the investment techniques it employs, or for liquidity purposes. Under a repurchase agreement, a Fund purchases a debt security and simultaneously agrees to sell the security back to the seller at a mutually agreed-upon future price and date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during the purchaser’s holding period. While the maturities of the underlying securities in repurchase transactions may be more than one year, the term of each repurchase agreement will always be less than one year. The Funds follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with major global financial institutions. The creditworthiness of each of the firms that is a party to a repurchase agreement with the Funds will be monitored by the Advisor. In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, a Fund will seek to liquidate such collateral which could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. A Fund also may experience difficulties and incur certain costs in exercising its rights to the collateral and may lose the interest the Fund expected to receive under the repurchase agreement. Repurchase agreements usually are for short periods, such as one week or less, but may be longer. It is the current policy of the Funds not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% of the Fund’s total net assets. The investments of each of the Funds in repurchase agreements at times may be substantial when, in the view of ProShare Advisors, liquidity, investment, regulatory, or other considerations so warrant.

Other Fixed Income Securities

Each Fund may invest in a wide range of fixed income securities, which may include foreign sovereign, sub-sovereign and supranational bonds, as well as any other obligations of any rating or maturity such as foreign and domestic investment grade corporate debt securities and lower-rated corporate debt securities (commonly known as “junk bonds”). Lower-rated or high yield debt securities include corporate high yield debt securities, zero-coupon securities, payment-in-kind securities, and STRIPS. Investment grade corporate bonds are those rated BBB or better by Stand & Poor’s Rating Group (“S&P”) or Baa or better by Moody’s Investor Services (“Moody’s”). Securities rated BBB by S&P are considered investment grade, but Moody’s considers securities rated Baa to have speculative characteristics. The Funds may also invest in unrated securities.

FOREIGN SOVEREIGN, SUB-SOVEREIGN, QUASI SOVEREIGN AND SUPRANATIONAL SECURITIES (not applicable to the USD Covered Bond). The Funds may invest in fixed-rate debt securities issued by: non-U.S. governments (foreign sovereign bonds); local governments, entities or agencies of a non-U.S. country (foreign sub-sovereign bonds);

corporations with significant government ownership (“Quasi-Sovereigns”); or two or more central governments or institutions (supranational bonds). These types of debt securities are typically general obligations of the issuer and are typically guaranteed by such issuer. Despite this guarantee, such debt securities are subject to default, restructuring or changes to the terms of the debt to the detriment of security holders. Such an event impacting a security held by a Fund would likely have an adverse impact on the Fund’s returns. Also, due to demand from other investors, certain types of these debt securities may be less accessible to the capital markets and may be difficult for a Fund to source. This may cause a Fund, at times, to pay a premium to obtain such securities for its own portfolio. For more information related to foreign sovereign, sub-sovereign and supranational securities, see “Foreign Securities” and “Exposure to Securities or Issuers in Specific Foreign Countries or Regions” above.

CORPORATE DEBT SECURITIES (not applicable to the German Sovereign/Sub-Sovereign ETF). Corporate debt securities are fixed income securities issued by businesses to finance their operations, although corporate debt instruments may also include bank loans to companies. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or unsecured status. Commercial paper has the shortest term and is usually unsecured. The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest.

Because of the wide range of types and maturities of corporate debt securities, as well as the range of creditworthiness of its issuers, corporate debt securities have widely varying potentials for return and risk profiles. For example, commercial paper issued by a large established domestic corporation that is rated investment-grade may have a modest return on principal, but carries relatively limited risk. On the other hand, a long-term corporate note issued by a small foreign corporation from an emerging market country that has not been rated may have the potential for relatively large returns on principal, but carries a relatively high degree of risk.

Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that a Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Some corporate debt securities that are rated below investment-grade are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. The credit risk of a particular issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities. Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise. In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than corporate debt securities with shorter terms.

JUNK BONDS. “Junk Bonds” generally offer a higher current yield than that available for higher-grade issues. However, lower-rated securities involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress that could adversely affect their ability to make payments of interest and principal and increase the possibility of default. In addition, the market for lower-rated debt securities has expanded rapidly in recent years, and its growth paralleled a long economic expansion. At times in recent years, the prices of many lower-rated debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower-rated debt securities rose dramatically, but such higher yields did not reflect the value of the income stream that holders of such securities expected, but rather, the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers’ financial restructuring or default. There can be no assurance that such declines will not recur. The market for lower-rated debt issues generally is thinner and less active than that for higher quality securities, which may limit each Fund’s ability to sell such securities at fair value in response to changes in the economy or financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower-rated securities, especially in a thinly traded market. Changes by recognized rating services in their rating of a fixed income security may affect the value of these investments. Each Fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, the Advisor will monitor the investment to determine whether continued investment in the security will assist in meeting each Fund’s investment objective.

COVERED BONDS The Funds may invest in covered bonds, which are debt securities issued by banks or other credit institutions that are backed by both the issuing institution and underlying pool of assets that compose the bond (a “cover pool”). The cover pool for a covered bond is typically composed of residential or commercial mortgage loans or loans to public sector institutions. A covered bond may lose value if the credit rating of the issuing bank or credit institution is downgraded or the quality of the assets in the cover pool deteriorates.

UNRATED DEBT SECURITIES (not applicable to the USD Covered Bond or the German Sovereign/Sub-Sovereign ETF). The Funds may also invest in unrated debt securities. Unrated debt, while not necessarily lower in quality than rated securities, may not have as broad a market. Because of the size and perceived demand for the issue, among other factors, certain issuers may decide not to pay the cost of getting a rating for their bonds. The creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the security, will be analyzed to determine whether to purchase unrated bonds.

Reverse Repurchase Agreements

Each Fund may enter into reverse repurchase agreements as part of its investment strategy, which may be viewed as a form of borrowing. Reverse repurchase agreements involve sales by a Fund of portfolio assets for cash concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. Under a reverse repurchase agreement, the Fund continues to receive any principal and interest payments on the underlying assets during the term of the agreement. Reverse repurchase agreements involve the risk that the market value of the assets retained by the Fund may decline below the repurchase price of the assets sold by the Fund that it is obligated to repurchase. Such transactions are typically advantageous only if the interest cost to a Fund of the reverse repurchase transaction is less than the cost of obtaining the cash. Opportunities to achieve this advantage may not always be available, and a Fund intends to use the reverse repurchase technique only when it will be to the Fund’s advantage to do so. A Fund will segregate with its custodian bank cash or liquid instruments equal in value to the Fund’s obligations in respect of reverse repurchase agreements.

Short Sales (not applicable to the USD Covered Bond or the German Sovereign/Sub-Sovereign ETF)

The Funds may engage in short sales transactions. A short sale is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline. To complete such a transaction, a Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by borrowing the same security from another lender, purchasing it at the market price at the time of replacement or paying the lender an amount equal to the cost of purchasing the security. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to repay the lender any dividends it receives, or interest which accrues, during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out. A Fund also will incur transaction costs in effecting short sales.

The Funds may make short sales “against the box,” i.e., when a security identical to or convertible or exchangeable into one owned by a Fund is borrowed and sold short. Whenever a Fund engages in short sales, it earmarks or segregates liquid securities or cash in an amount that, when combined with the amount of collateral deposited with the broker in connection with the short sale, equals the current market value of the security sold short. The earmarked or segregated assets are marked-to-market daily.

A Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund will realize a gain if the price of the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends or interest a Fund may be required to pay, if any, in connection with a short sale.

The Short QQQ®, the UltraShort QQQ®, the UltraPro Short QQQ®, the Ultra QQQ® and the UltraPro QQQ® Funds will not sell short the equity securities of issuers contained in the NASDAQ-100 Index. The UltraShort and the Ultra Nasdaq Biotechnology Funds will not sell short the securities of issues contained in the Nasdaq Biotechnology Index.

Borrowing

Each Fund may borrow money for cash management purposes or investment purposes. Borrowing for investment is known as leveraging. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique which increases investment risk, but also increases investment opportunity. Because substantially all of a Fund’s assets will fluctuate in value, whereas the interest obligations on borrowings may be fixed, the NAV per Share of the Fund will fluctuate more when the Fund is leveraging its investments than would otherwise be the case. Moreover, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns on the borrowed funds. Under adverse conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales.

As required by the 1940 Act, each Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If at any time the value of a Fund’s assets should fail to meet this 300% coverage test, the Fund, within three days (not including weekends and holidays), will reduce the amount of the Fund’s borrowings to the extent necessary to meet this 300% coverage requirement. Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations would not favor such sale. In addition to the foregoing, the Funds are authorized to borrow money as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of each Fund’s total assets. This borrowing is not subject to the foregoing 300% asset coverage requirement. The Funds are authorized to pledge portfolio securities as ProShare Advisors deems appropriate in connection with any borrowings.

Notwithstanding the guidelines set forth above, S&P 500 Dividend Aristocrats ETF, S&P Midcap 400 Dividend Aristocrats ETF, DJ Brookfield Global Infrastructure ETF, and Russell 2000 Dividend Growers ETF will not borrow money for investment purposes. Each of these Funds may borrow money as a temporary measure for extraordinary or emergency purposes, including to meet redemption requests or to facilitate the settlement of securities or other transactions, in an amount up to 10% of its respective net assets.

Each Fund may also enter into reverse repurchase agreements, which may be viewed as a form of borrowing, with financial institutions. However, under the current pronouncements, to the extent a Fund “covers” its repurchase obligations, such agreement will not be considered to be a “senior security” and, therefore, will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by that Fund.

Portfolio Turnover

A Fund’s portfolio turnover may vary from year to year, as well as within a year. The nature of the Funds may cause the Funds to experience substantial differences in brokerage commissions from year to year. High portfolio turnover and correspondingly greater brokerage commissions, to a great extent, depend on the purchase, redemption, and exchange activity of a Fund’s investors, as well as each Fund’s investment objective and strategies. The overall reasonableness of brokerage commissions is evaluated by ProShare Advisors based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services. In addition, a Fund’s portfolio turnover level may adversely affect the ability of the Fund to achieve its investment objective. “Portfolio Turnover Rate” is defined under the rules of the SEC as the lesser of the value of the securities purchased or securities sold, excluding all securities whose maturities at time of acquisition were one year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one year are excluded from the calculation of the Portfolio Turnover Rate. Instruments excluded from the calculation of portfolio turnover generally would include futures contracts, swap agreements and option contracts in which the Funds invest since such contracts generally have a remaining maturity of less than one year. ETFs, such as the Funds, may incur very low levels of portfolio turnover (or none at all in accordance with the SEC methodology described above) because of the way in which they operate and the way shares are created in Creation Units. However, a low or zero Portfolio Turnover Rate should not be assumed to be indicative of the amount of gains that a Fund may or may not distribute to shareholders, as the instruments excluded from the calculation described above may have generated taxable gains upon their sale or maturity. For those Funds that commenced operations prior to May 31, 2013, each such Fund’s turnover rate for the period from that Fund’s commencement of operations to May 31, 2013 is set forth in the Annual Report to shareholders. Annual Portfolio turnover rates are also shown in each Fund’s Prospectus.

SPECIAL CONSIDERATIONS

As discussed above and in the Prospectus, the Funds present certain risks, some of which are further described below.

Tracking and Correlation (All Funds, except the CDS Funds)

Several factors may affect a Fund’s ability to achieve a high degree of correlation with its index. Among these factors are: (1) a Fund’s fees and expenses, including brokerage (which may be increased by high portfolio turnover) and the costs associated with the use of derivatives; (2) less than all of the securities in the index being held by a Fund and securities not included in the index being held by a Fund; (3) an imperfect correlation between the performance of instruments held by a Fund, such as futures contracts, and the performance of the underlying securities in an index; (4) bid-ask spreads (the effect of which may be increased by portfolio turnover); (5) holding instruments traded in a market that has become illiquid or disrupted; (6) a Fund’s Share prices being rounded to the nearest cent; (7) changes to the index that are not disseminated in advance; (8) the need to conform a Fund’s portfolio holdings to comply with investment restrictions or policies or regulatory or tax law requirements; (9) limit up or limit down trading halts on options or futures contracts which may prevent a Fund from purchasing or selling options or futures contracts; (10) early and unanticipated closings of the markets on which the holdings of a Fund trade, resulting in the inability of the Fund to execute intended portfolio transactions; and (11) fluctuations in currency exchange rates.

Furthermore, each Fund, except the Matching ProShares Funds, has an investment objective to match a multiple (2x or 3x), the inverse (-1x) or a multiple of the inverse (-2x or -3x) of the performance of an index on a single day. A “single day” is measured from the time the Fund calculates its NAV to the time of the Fund’s next NAV calculation. These Funds are subject to the correlation risks described above. In addition, while a close correlation of any Fund to its index may be achieved on any single trading day for certain Funds, over time, the cumulative percentage increase or decrease in the NAV of the Shares may diverge, in some cases significantly, from the cumulative percentage decrease or increase in the index due to a compounding effect as further described in the Prospectus and below.

Leverage (All Funds, except the Matching ProShares Funds, the CDS Funds and the Short (-1x) ProShares Funds)

Each Fund intends to use, on a regular basis, leverage in pursuing its investment objectives. Leverage exists when a Fund achieves the right to a return on a capital base that exceeds the Fund’s assets. Utilization of leverage involves special risks and should be considered to be speculative. Specifically, leverage creates the potential for greater gains to Fund shareholders during favorable market conditions and the risk of magnified losses during adverse market conditions. Leverage is likely to cause higher volatility of the NAVs of these Funds’ Shares. Leverage may also involve the creation of a liability that does not entail any interest costs or the creation of a liability that requires the Fund to pay interest which would decrease the Fund’s total return to shareholders. If these Funds achieve their investment objectives, during adverse market conditions, shareholders should experience a loss greater than they would have incurred had these Funds not been leveraged.

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Special Note Regarding the Correlation Risks of Geared Funds (All Funds, except the Matching ProShares Funds and the CDS Funds) As a result of compounding, for periods greater than one day, the use of leverage tends to cause the performance of a Fund to vary from its index’s performance times the stated multiple or inverse multiple in the Fund’s investment objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on geared funds. Four factors significantly affect how close daily compounded returns are to longer-term index returns times the fund’s multiple: the length of the holding period, index volatility, whether the multiple is positive or inverse, and its leverage level. Longer holding periods, higher index volatility, inverse multiples and greater leverage each can lead to returns farther from the multiple times the index return. As the tables below show, particularly during periods of higher index volatility, compounding will cause longer term results to vary from the index performance times the stated multiple in the Fund’s investment objective. This effect becomes more pronounced as volatility increases.

A Geared ProShares Fund’s return for periods longer than one day is primarily a function of the following:

a)	index performance;

b)	index volatility;

c)	period of time;

d)	financing rates associated with leverage or inverse exposure;

e)	other Fund expenses; and

f)	dividends or interest paid with respect to securities included in the index.

The fund performance for a Geared ProShares Fund can be estimated given any set of assumptions for the factors described above. The tables on the next five pages illustrate the impact of two factors, index volatility and index performance, on a geared fund. Index volatility is a statistical measure of the magnitude of fluctuations in the returns of an index and is calculated as the standard deviation of the natural logarithms of one plus the index return (calculated daily), multiplied by the square root of the number of trading days per year (assumed to be 252). The tables show estimated Fund returns for a number of combinations of index performance and index volatility over a one-year period. Assumptions used in the tables include: (a) no dividends paid with respect to securities included in the index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage or inverse exposure) of zero percent. If Fund expenses and/or actual borrowing lending rates were reflected, the Fund’s performance would be different than shown.

The first table below shows a performance example of an Ultra ProShares Fund that has an investment objective to correspond to two times (2x) the daily performance of an index. The Ultra ProShares Fund could be expected to achieve a 20% return on a yearly basis if the index performance was 10%, absent any costs, the correlation risk or other factors described above and in the Prospectus under “Correlation Risk” and “Compounding Risk.” However, as the table shows, with an index volatility of 20%, such a Fund would return 16.3%. In the charts below, areas shaded lighter represent those scenarios where a leveraged Fund with the investment objective described will return the same as or outperform (i.e., return more than) the index performance times the stated multiple in the Fund’s investment objective; conversely, areas shaded in red represent those scenarios where the Fund will underperform (i.e., return less than) the index performance times the stated multiple in the Fund’s investment objective.

Estimated Fund Return Over One Year When the Fund Objective is to Seek Daily Investment Results, Before Fund Fees and Expenses and Leverage Costs, that Correspond to Two Times (2x) the Daily Performance of an Index.

One Year Index Performance	Two Times (2x) One Year Index Performance	Index Volatility
		0%	5%	10%	15%	20%	25%	30%	35%	40%	45%	50%	55%	60%
-60%	-120%	-84.0%	-84.0%	-84.2%	-84.4%	-84.6%	-85.0%	-85.4%	-85.8%	-86.4%	-86.9%	-87.5%	-88.2%	-88.8%
-55%	-110%	-79.8%	-79.8%	-80.0%	-80.2%	-80.5%	-81.0%	-81.5%	-82.1%	-82.7%	-83.5%	-84.2%	-85.0%	-85.9%
-50%	-100%	-75.0%	-75.1%	-75.2%	-75.6%	-76.0%	-76.5%	-77.2%	-77.9%	-78.7%	-79.6%	-80.5%	-81.5%	-82.6%
-45%	-90%	-69.8%	-69.8%	-70.1%	-70.4%	-70.9%	-71.6%	-72.4%	-73.2%	-74.2%	-75.3%	-76.4%	-77.6%	-78.9%
-40%	-80%	-64.0%	-64.1%	-64.4%	-64.8%	-65.4%	-66.2%	-67.1%	-68.2%	-69.3%	-70.6%	-72.0%	-73.4%	-74.9%
-35%	-70%	-57.8%	-57.9%	-58.2%	-58.7%	-59.4%	-60.3%	-61.4%	-62.6%	-64.0%	-65.5%	-67.1%	-68.8%	-70.5%
-30%	-60%	-51.0%	-51.1%	-51.5%	-52.1%	-52.9%	-54.0%	-55.2%	-56.6%	-58.2%	-60.0%	-61.8%	-63.8%	-65.8%
-25%	-50%	-43.8%	-43.9%	-44.3%	-45.0%	-46.0%	-47.2%	-48.6%	-50.2%	-52.1%	-54.1%	-56.2%	-58.4%	-60.8%
-20%	-40%	-36.0%	-36.2%	-36.6%	-37.4%	-38.5%	-39.9%	-41.5%	-43.4%	-45.5%	-47.7%	-50.2%	-52.7%	-55.3%
-15%	-30%	-27.8%	-27.9%	-28.5%	-29.4%	-30.6%	-32.1%	-34.0%	-36.1%	-38.4%	-41.0%	-43.7%	-46.6%	-49.6%
-10%	-20%	-19.0%	-19.2%	-19.8%	-20.8%	-22.2%	-23.9%	-26.0%	-28.3%	-31.0%	-33.8%	-36.9%	-40.1%	-43.5%
-5%	-10%	-9.8%	-10.0%	-10.6%	-11.8%	-13.3%	-15.2%	-17.5%	-20.2%	-23.1%	-26.3%	-29.7%	-33.3%	-37.0%
0%	0%	0.0%	-0.2%	-1.0%	-2.2%	-3.9%	-6.1%	-8.6%	-11.5%	-14.8%	-18.3%	-22.1%	-26.1%	-30.2%
5%	10%	10.3%	10.0%	9.2%	7.8%	5.9%	3.6%	0.8%	-2.5%	-6.1%	-10.0%	-14.1%	-18.5%	-23.1%
10%	20%	21.0%	20.7%	19.8%	18.3%	16.3%	13.7%	10.6%	7.0%	3.1%	-1.2%	-5.8%	-10.6%	-15.6%
15%	30%	32.3%	31.9%	30.9%	29.3%	27.1%	24.2%	20.9%	17.0%	12.7%	8.0%	3.0%	-2.3%	-7.7%
20%	40%	44.0%	43.6%	42.6%	40.8%	38.4%	35.3%	31.6%	27.4%	22.7%	17.6%	12.1%	6.4%	0.5%
25%	50%	56.3%	55.9%	54.7%	52.8%	50.1%	46.8%	42.8%	38.2%	33.1%	27.6%	21.7%	15.5%	9.0%
30%	60%	69.0%	68.6%	67.3%	65.2%	62.4%	58.8%	54.5%	49.5%	44.0%	38.0%	31.6%	24.9%	17.9%
35%	70%	82.3%	81.8%	80.4%	78.2%	75.1%	71.2%	66.6%	61.2%	55.3%	48.8%	41.9%	34.7%	27.2%
40%	80%	96.0%	95.5%	94.0%	91.6%	88.3%	84.1%	79.1%	73.4%	67.0%	60.1%	52.6%	44.8%	36.7%
45%	90%	110.3%	109.7%	108.2%	105.6%	102.0%	97.5%	92.2%	86.0%	79.2%	71.7%	63.7%	55.4%	46.7%
50%	100%	125.0%	124.4%	122.8%	120.0%	116.2%	111.4%	105.6%	99.1%	91.7%	83.8%	75.2%	66.3%	57.0%
55%	110%	140.3%	139.7%	137.9%	134.9%	130.8%	125.7%	119.6%	112.6%	104.7%	96.2%	87.1%	77.5%	67.6%
60%	120%	156.0%	155.4%	153.5%	150.3%	146.0%	140.5%	134.0%	126.5%	118.1%	109.1%	99.4%	89.2%	78.6%

The table below shows a performance example of a Short ProShares Fund that has an investment objective to correspond to the inverse (-1x) of the daily performance of an index. In the chart below, areas shaded lighter represent those scenarios where a Short ProShares Fund will return the same or outperform (i.e., return more than) the index performance; conversely areas shaded in red represent those scenarios where a Short ProShares Fund will underperform (i.e., return less than) the index performance.

Estimated Fund Return Over One Year When the Fund Objective is to Seek Daily Investment Results, Before Fees and Expenses, that Correspond to the Inverse (-1x) of the Daily Performance of an Index.

One Year Index Performance	Inverse (-1x) of One Year Index Performance	Index Volatility
		0%	5%	10%	15%	20%	25%	30%	35%	40%	45%	50%	55%	60%
-60%	60%	150.0%	149.4%	147.5%	144.4%	140.2%	134.9%	128.5%	121.2%	113.0%	104.2%	94.7%	84.7%	74.4%
-55%	55%	122.2%	121.7%	120.0%	117.3%	113.5%	108.8%	103.1%	96.6%	89.4%	81.5%	73.1%	64.2%	55.0%
-50%	50%	100.0%	99.5%	98.0%	95.6%	92.2%	87.9%	82.8%	76.9%	70.4%	63.3%	55.8%	47.8%	39.5%
-45%	45%	81.8%	81.4%	80.0%	77.8%	74.7%	70.8%	66.2%	60.9%	54.9%	48.5%	41.6%	34.4%	26.9%
-40%	40%	66.7%	66.3%	65.0%	63.0%	60.1%	56.6%	52.3%	47.5%	42.0%	36.1%	29.8%	23.2%	16.3%
-35%	35%	53.8%	53.5%	52.3%	50.4%	47.8%	44.5%	40.6%	36.1%	31.1%	25.6%	19.8%	13.7%	7.3%
-30%	30%	42.9%	42.5%	41.4%	39.7%	37.3%	34.2%	30.6%	26.4%	21.7%	16.7%	11.3%	5.6%	-0.3%
-25%	25%	33.3%	33.0%	32.0%	30.4%	28.1%	25.3%	21.9%	18.0%	13.6%	8.9%	3.8%	-1.5%	-7.0%
-20%	20%	25.0%	24.7%	23.8%	22.2%	20.1%	17.4%	14.2%	10.6%	6.5%	2.1%	-2.6%	-7.6%	-12.8%
-15%	15%	17.6%	17.4%	16.5%	15.0%	13.0%	10.5%	7.5%	4.1%	0.3%	-3.9%	-8.4%	-13.1%	-17.9%
-10%	10%	11.1%	10.8%	10.0%	8.6%	6.8%	4.4%	1.5%	-1.7%	-5.3%	-9.3%	-13.5%	-17.9%	-22.5%
-5%	5%	5.3%	5.0%	4.2%	2.9%	1.1%	-1.1%	-3.8%	-6.9%	-10.3%	-14.0%	-18.0%	-22.2%	-26.6%
0%	0%	0.0%	-0.2%	-1.0%	-2.2%	-3.9%	-6.1%	-8.6%	-11.5%	-14.8%	-18.3%	-22.1%	-26.1%	-30.2%
5%	-5%	-4.8%	-5.0%	-5.7%	-6.9%	-8.5%	-10.5%	-13.0%	-15.7%	-18.8%	-22.2%	-25.8%	-29.6%	-33.6%
10%	-10%	-9.1%	-9.3%	-10.0%	-11.1%	-12.7%	-14.6%	-16.9%	-19.6%	-22.5%	-25.8%	-29.2%	-32.8%	-36.6%
15%	-15%	-13.0%	-13.3%	-13.9%	-15.0%	-16.5%	-18.3%	-20.5%	-23.1%	-25.9%	-29.0%	-32.3%	-35.7%	-39.3%
20%	-20%	-16.7%	-16.9%	-17.5%	-18.5%	-19.9%	-21.7%	-23.8%	-26.3%	-29.0%	-31.9%	-35.1%	-38.4%	-41.9%
25%	-25%	-20.0%	-20.2%	-20.8%	-21.8%	-23.1%	-24.8%	-26.9%	-29.2%	-31.8%	-34.7%	-37.7%	-40.9%	-44.2%
30%	-30%	-23.1%	-23.3%	-23.8%	-24.8%	-26.1%	-27.7%	-29.7%	-31.9%	-34.5%	-37.2%	-40.1%	-43.2%	-46.3%
35%	-35%	-25.9%	-26.1%	-26.7%	-27.6%	-28.8%	-30.4%	-32.3%	-34.5%	-36.9%	-39.5%	-42.3%	-45.3%	-48.3%
40%	-40%	-28.6%	-28.7%	-29.3%	-30.2%	-31.4%	-32.9%	-34.7%	-36.8%	-39.1%	-41.7%	-44.4%	-47.2%	-50.2%
45%	-45%	-31.0%	-31.2%	-31.7%	-32.6%	-33.7%	-35.2%	-37.0%	-39.0%	-41.2%	-43.7%	-46.3%	-49.0%	-51.9%
50%	-50%	-33.3%	-33.5%	-34.0%	-34.8%	-35.9%	-37.4%	-39.1%	-41.0%	-43.2%	-45.6%	-48.1%	-50.7%	-53.5%
55%	-55%	-35.5%	-35.6%	-36.1%	-36.9%	-38.0%	-39.4%	-41.0%	-42.9%	-45.0%	-47.3%	-49.8%	-52.3%	-55.0%
60%	-60%	-37.5%	-37.7%	-38.1%	-38.9%	-40.0%	-41.3%	-42.9%	-44.7%	-46.7%	-49.0%	-51.3%	-53.8%	-56.4%

The table below shows a performance example of an UltraShort ProShares Fund that has an investment objective to correspond to two times the inverse (-2x) of the daily performance of an index. In the chart below, areas shaded lighter represent those scenarios where an UltraShort ProShares Fund will return the same or outperform (i.e., return more than) the index performance; conversely areas shaded in red represent those scenarios where an UltraShort ProShares Fund will underperform (i.e., return less than) the index performance.

Estimated Fund Return Over One Year When the Fund Objective is to Seek Daily Investment Results, Before Fees and Expenses, that Correspond to Two Times the Inverse (-2x) of the Daily Performance of an Index.

	Two Times
One Year Index	the Inverse (-2x) of One Year Index	Index Volatility
Performance	Performance	0%	5%	10%	15%	20%	25%	30%	35%	40%	45%	50%	55%	60%
-60%	120%	525.0%	520.3%	506.5%	484.2%	454.3%	418.1%	377.1%	332.8%	286.7%	240.4%	195.2%	152.2%	112.2%
-55%	110%	393.8%	390.1%	379.2%	361.6%	338.0%	309.4%	277.0%	242.0%	205.6%	169.0%	133.3%	99.3%	67.7%
-50%	100%	300.0%	297.0%	288.2%	273.9%	254.8%	231.6%	205.4%	177.0%	147.5%	117.9%	88.9%	61.4%	35.8%
-45%	90%	230.6%	228.1%	220.8%	209.0%	193.2%	174.1%	152.4%	128.9%	104.6%	80.1%	56.2%	33.4%	12.3%
-40%	80%	177.8%	175.7%	169.6%	159.6%	146.4%	130.3%	112.0%	92.4%	71.9%	51.3%	31.2%	12.1%	-5.7%
-35%	70%	136.7%	134.9%	129.7%	121.2%	109.9%	96.2%	80.7%	63.9%	46.5%	28.9%	11.8%	-4.5%	-19.6%
-30%	60%	104.1%	102.6%	98.1%	90.8%	81.0%	69.2%	55.8%	41.3%	26.3%	11.2%	-3.6%	-17.6%	-30.7%
-25%	50%	77.8%	76.4%	72.5%	66.2%	57.7%	47.4%	35.7%	23.1%	10.0%	-3.2%	-16.0%	-28.3%	-39.6%
-20%	40%	56.3%	55.1%	51.6%	46.1%	38.6%	29.5%	19.3%	8.2%	-3.3%	-14.9%	-26.2%	-36.9%	-46.9%
-15%	30%	38.4%	37.4%	34.3%	29.4%	22.8%	14.7%	5.7%	-4.2%	-14.4%	-24.6%	-34.6%	-44.1%	-53.0%
-10%	20%	23.5%	22.5%	19.8%	15.4%	9.5%	2.3%	-5.8%	-14.5%	-23.6%	-32.8%	-41.7%	-50.2%	-58.1%
-5%	10%	10.8%	10.0%	7.5%	3.6%	-1.7%	-8.1%	-15.4%	-23.3%	-31.4%	-39.6%	-47.7%	-55.3%	-62.4%
0%	0%	0.0%	-0.7%	-3.0%	-6.5%	-11.3%	-17.1%	-23.7%	-30.8%	-38.1%	-45.5%	-52.8%	-59.6%	-66.0%
5%	-10%	-9.3%	-10.0%	-12.0%	-15.2%	-19.6%	-24.8%	-30.8%	-37.2%	-43.9%	-50.6%	-57.2%	-63.4%	-69.2%
10%	-20%	-17.4%	-18.0%	-19.8%	-22.7%	-26.7%	-31.5%	-36.9%	-42.8%	-48.9%	-55.0%	-61.0%	-66.7%	-71.9%
15%	-30%	-24.4%	-25.0%	-26.6%	-29.3%	-32.9%	-37.3%	-42.3%	-47.6%	-53.2%	-58.8%	-64.3%	-69.5%	-74.3%
20%	-40%	-30.6%	-31.1%	-32.6%	-35.1%	-38.4%	-42.4%	-47.0%	-51.9%	-57.0%	-62.2%	-67.2%	-72.0%	-76.4%
25%	-50%	-36.0%	-36.5%	-37.9%	-40.2%	-43.2%	-46.9%	-51.1%	-55.7%	-60.4%	-65.1%	-69.8%	-74.2%	-78.3%
30%	-60%	-40.8%	-41.3%	-42.6%	-44.7%	-47.5%	-50.9%	-54.8%	-59.0%	-63.4%	-67.8%	-72.0%	-76.1%	-79.9%
35%	-70%	-45.1%	-45.5%	-46.8%	-48.7%	-51.3%	-54.5%	-58.1%	-62.0%	-66.0%	-70.1%	-74.1%	-77.9%	-81.4%
40%	-80%	-49.0%	-49.4%	-50.5%	-52.3%	-54.7%	-57.7%	-61.1%	-64.7%	-68.4%	-72.2%	-75.9%	-79.4%	-82.7%
45%	-90%	-52.4%	-52.8%	-53.8%	-55.5%	-57.8%	-60.6%	-63.7%	-67.1%	-70.6%	-74.1%	-77.5%	-80.8%	-83.8%
50%	-100%	-55.6%	-55.9%	-56.9%	-58.5%	-60.6%	-63.2%	-66.1%	-69.2%	-72.5%	-75.8%	-79.0%	-82.1%	-84.9%
55%	-110%	-58.4%	-58.7%	-59.6%	-61.1%	-63.1%	-65.5%	-68.2%	-71.2%	-74.2%	-77.3%	-80.3%	-83.2%	-85.9%
60%	-120%	-60.9%	-61.2%	-62.1%	-63.5%	-65.4%	-67.6%	-70.2%	-73.0%	-75.8%	-78.7%	-81.5%	-84.2%	-86.7%

The tables below show performance examples of an UltraPro and UltraPro Short ProShares Fund that have investment objectives to correspond to three times (3x) and three times the inverse of (-3x), respectively, the daily performance of an index. In the charts below, areas shaded lighter represent those scenarios where a Fund will return the same as or outperform (i.e., return more than) the index performance times the stated multiple in the Fund’s investment objective; conversely, areas shaded in red represent those scenarios where the Fund will underperform (i.e., return less than) the index performance times the stated multiple in the Fund’s investment objective.

Estimated Fund Return Over One Year When the Fund Objective is to Seek Daily Investment Results, Before Fund Fees and Expenses and Leverage Costs, that Correspond to Three Times (3x) the Daily Performance of an Index.

One Year Index Performance	Three Times (3x) Index Performance	Index Volatility
		0%	5%	10%	15%	20%	25%	30%	35%	40%	45%	50%	55%	60%
-60%	-180%	-93.6%	-93.6%	-93.8%	-94.0%	-94.3%	-94.7%	-95.1%	-95.6%	-96.0%	-96.5%	-97.0%	-97.4%	-97.8%
-55%	-165%	-90.9%	-91.0%	-91.2%	-91.5%	-91.9%	-92.4%	-93.0%	-93.7%	-94.4%	-95.0%	-95.7%	-96.3%	-96.9%
-50%	-150%	-87.5%	-87.6%	-87.9%	-88.3%	-88.9%	-89.6%	-90.5%	-91.3%	-92.3%	-93.2%	-94.1%	-95.0%	-95.8%
-45%	-135%	-83.4%	-83.5%	-83.9%	-84.4%	-85.2%	-86.2%	-87.3%	-88.5%	-89.7%	-90.9%	-92.1%	-93.3%	-94.3%
-40%	-120%	-78.4%	-78.6%	-79.0%	-79.8%	-80.8%	-82.1%	-83.5%	-85.0%	-86.6%	-88.2%	-89.8%	-91.3%	-92.7%
-35%	-105%	-72.5%	-72.7%	-73.3%	-74.3%	-75.6%	-77.2%	-79.0%	-81.0%	-83.0%	-85.0%	-87.0%	-88.9%	-90.7%
-30%	-90%	-65.7%	-66.0%	-66.7%	-67.9%	-69.6%	-71.6%	-73.8%	-76.2%	-78.8%	-81.3%	-83.8%	-86.2%	-88.4%
-25%	-75%	-57.8%	-58.1%	-59.1%	-60.6%	-62.6%	-65.0%	-67.8%	-70.8%	-73.9%	-77.0%	-80.1%	-83.0%	-85.7%
-20%	-60%	-48.8%	-49.2%	-50.3%	-52.1%	-54.6%	-57.6%	-60.9%	-64.5%	-68.3%	-72.1%	-75.8%	-79.3%	-82.6%
-15%	-45%	-38.6%	-39.0%	-40.4%	-42.6%	-45.5%	-49.1%	-53.1%	-57.5%	-62.0%	-66.5%	-71.0%	-75.2%	-79.1%
-10%	-30%	-27.1%	-27.6%	-29.3%	-31.9%	-35.3%	-39.6%	-44.3%	-49.5%	-54.9%	-60.3%	-65.6%	-70.6%	-75.2%
-5%	-15%	-14.3%	-14.9%	-16.8%	-19.9%	-24.0%	-28.9%	-34.5%	-40.6%	-46.9%	-53.3%	-59.5%	-65.4%	-70.9%
0%	0%	0.0%	-0.7%	-3.0%	-6.5%	-11.3%	-17.1%	-23.7%	-30.8%	-38.1%	-45.5%	-52.8%	-59.6%	-66.0%
5%	15%	15.8%	14.9%	12.3%	8.2%	2.7%	-4.0%	-11.6%	-19.8%	-28.4%	-36.9%	-45.3%	-53.3%	-60.7%
10%	30%	33.1%	32.1%	29.2%	24.4%	18.0%	10.3%	1.6%	-7.8%	-17.6%	-27.5%	-37.1%	-46.3%	-54.8%
15%	45%	52.1%	51.0%	47.6%	42.2%	34.9%	26.1%	16.1%	5.3%	-5.9%	-17.2%	-28.2%	-38.6%	-48.4%
20%	60%	72.8%	71.5%	67.7%	61.5%	53.3%	43.3%	31.9%	19.7%	6.9%	-5.9%	-18.4%	-30.3%	-41.3%
25%	75%	95.3%	93.9%	89.5%	82.6%	73.2%	61.9%	49.1%	35.2%	20.9%	6.4%	-7.7%	-21.2%	-33.7%
30%	90%	119.7%	118.1%	113.2%	105.4%	94.9%	82.1%	67.7%	52.1%	35.9%	19.7%	3.8%	-11.3%	-25.4%
35%	105%	146.0%	144.2%	138.8%	130.0%	118.2%	104.0%	87.8%	70.4%	52.2%	34.0%	16.2%	-0.7%	-16.4%
40%	120%	174.4%	172.3%	166.3%	156.5%	143.4%	127.5%	109.5%	90.0%	69.8%	49.5%	29.6%	10.7%	-6.8%
45%	135%	204.9%	202.6%	195.9%	185.0%	170.4%	152.7%	132.7%	111.1%	88.6%	66.1%	44.0%	23.0%	3.5%
50%	150%	237.5%	235.0%	227.5%	215.5%	199.3%	179.8%	157.6%	133.7%	108.8%	83.8%	59.4%	36.2%	14.6%
55%	165%	272.4%	269.6%	261.4%	248.1%	230.3%	208.7%	184.3%	157.9%	130.4%	102.8%	75.9%	50.3%	26.5%
60%	180%	309.6%	306.5%	297.5%	282.9%	263.3%	239.6%	212.7%	183.6%	153.5%	123.1%	93.5%	65.3%	39.1%

Estimated Fund Return Over One Year When the Fund Objective is to Seek Daily Investment Results, Before Fees and Expenses, that Correspond to Three Times the Inverse (-3x) of the Daily Performance of an Index.

One Year Index Performance	Three Times the Inverse (-3x) of One Year Index Performance	Index Volatility
		0%	5%	10%	15%	20%	25%	30%	35%	40%	45%	50%	55%	60%
-60%	180%	462.5%	439.2%	371.5%	265.2%	129.1%	973.9%	810.5%	649.2%	498.3%	363.6%	248.6%	154.4%	80.2%
-55%	165%	997.4%	981.1%	933.5%	858.8%	763.2%	654.2%	539.5%	426.2%	320.2%	225.6%	144.9%	78.7%	26.6%
-50%	150%	700.0%	688.1%	653.4%	599.0%	529.3%	449.8%	366.2%	283.6%	206.3%	137.4%	78.5%	30.3%	-7.7%
-45%	135%	501.1%	492.1%	466.0%	425.1%	372.8%	313.1%	250.3%	188.2%	130.1%	78.3%	34.1%	-2.1%	-30.7%
-40%	120%	363.0%	356.1%	336.0%	304.5%	264.2%	218.2%	169.8%	122.0%	77.3%	37.4%	3.3%	-24.6%	-46.6%
-35%	105%	264.1%	258.7%	242.9%	218.1%	186.4%	150.3%	112.2%	74.6%	39.4%	8.0%	-18.8%	-40.7%	-58.0%
-30%	90%	191.5%	187.2%	174.6%	154.7%	129.3%	100.4%	69.9%	39.8%	11.6%	-13.5%	-34.9%	-52.5%	-66.4%
-25%	75%	137.0%	133.5%	123.2%	107.1%	86.5%	62.9%	38.1%	13.7%	-9.2%	-29.7%	-47.1%	-61.4%	-72.7%
-20%	60%	95.3%	92.4%	83.9%	70.6%	53.6%	34.2%	13.8%	-6.3%	-25.2%	-42.0%	-56.4%	-68.2%	-77.5%
-15%	45%	62.8%	60.4%	53.4%	42.3%	28.1%	11.9%	-5.1%	-21.9%	-37.7%	-51.7%	-63.7%	-73.5%	-81.2%
-10%	30%	37.2%	35.1%	29.2%	19.9%	7.9%	-5.7%	-20.1%	-34.2%	-47.5%	-59.3%	-69.4%	-77.7%	-84.2%
-5%	15%	16.6%	14.9%	9.8%	1.9%	-8.3%	-19.8%	-32.0%	-44.1%	-55.3%	-65.4%	-74.0%	-81.0%	-86.5%
0%	0%	0.0%	-1.5%	-5.8%	-12.6%	-21.3%	-31.3%	-41.7%	-52.0%	-61.7%	-70.3%	-77.7%	-83.7%	-88.5%
5%	-15%	-13.6%	-14.9%	-18.6%	-24.5%	-32.0%	-40.6%	-49.7%	-58.6%	-66.9%	-74.4%	-80.7%	-85.9%	-90.0%
10%	-30%	-24.9%	-26.0%	-29.2%	-34.4%	-40.9%	-48.4%	-56.2%	-64.0%	-71.2%	-77.7%	-83.2%	-87.8%	-91.3%
15%	-45%	-34.2%	-35.2%	-38.1%	-42.6%	-48.3%	-54.8%	-61.7%	-68.5%	-74.8%	-80.5%	-85.3%	-89.3%	-92.4%
20%	-60%	-42.1%	-43.0%	-45.5%	-49.4%	-54.5%	-60.2%	-66.3%	-72.3%	-77.8%	-82.8%	-87.1%	-90.6%	-93.3%
25%	-75%	-48.8%	-49.6%	-51.8%	-55.3%	-59.7%	-64.8%	-70.2%	-75.4%	-80.4%	-84.8%	-88.6%	-91.7%	-94.1%
30%	-90%	-54.5%	-55.2%	-57.1%	-60.2%	-64.2%	-68.7%	-73.5%	-78.2%	-82.6%	-86.5%	-89.8%	-92.6%	-94.8%
35%	-105%	-59.4%	-60.0%	-61.7%	-64.5%	-68.0%	-72.1%	-76.3%	-80.5%	-84.4%	-87.9%	-90.9%	-93.4%	-95.3%
40%	-120%	-63.6%	-64.1%	-65.7%	-68.2%	-71.3%	-75.0%	-78.8%	-82.5%	-86.0%	-89.2%	-91.9%	-94.1%	-95.8%
45%	-135%	-67.2%	-67.7%	-69.1%	-71.3%	-74.2%	-77.5%	-80.9%	-84.3%	-87.4%	-90.3%	-92.7%	-94.7%	-96.2%
50%	-150%	-70.4%	-70.8%	-72.1%	-74.1%	-76.7%	-79.6%	-82.7%	-85.8%	-88.7%	-91.2%	-93.4%	-95.2%	-96.6%
55%	-165%	-73.1%	-73.5%	-74.7%	-76.5%	-78.9%	-81.5%	-84.4%	-87.1%	-89.7%	-92.0%	-94.0%	-95.6%	-96.9%
60%	-180%	-75.6%	-75.9%	-77.0%	-78.7%	-80.8%	-83.2%	-85.8%	-88.3%	-90.7%	-92.8%	-94.6%	-96.0%	-97.2%

The foregoing tables are intended to isolate the effect of index volatility and index performance on the return of a Geared Fund. The Fund’s actual returns may be significantly greater or less than the returns shown above as a result of any of the factors discussed above or under “Correlation Risk” and “Compounding Risk” in the Prospectus.

Non-Diversified Status (All Funds, except the DJ Brookfield Global Infrastructure ETF, the S&P 500 Dividend Aristocrats ETF, the S&P MidCap 400 Dividend Aristocrats ETF, the Russell 2000 Dividend Growers ETF, the MSCI EAFE Dividend Growers ETF, the MSCI Emerging Markets Dividend Growers ETF, the High Yield–Interest Rate Hedged, the Investment Grade—Interest Rate Hedged and the Short Term USD Emerging Markets Bond ETF)

Each Fund, except for the DJ Brookfield Global Infrastructure ETF, the S&P 500 Dividend Aristocrats ETF, the S&P MidCap 400 Dividend Aristocrats ETF, the Russell 2000 Dividend Growers ETF, the MSCI EAFE Dividend Growers ETF, the MSCI Emerging Markets Dividend Growers ETF, the High Yield-Interest Rate Hedged, the Investment Grade—Interest Rate Hedged and the Short Term USD Emerging Markets Bond ETF, is a “non-diversified” series of the Trust. A Fund’s classification as a “non-diversified” investment company means that the proportion of the Fund’s assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. Each Fund, however, intends to seek to qualify as a “regulated investment company” (“RIC”) for purposes of the Code, which imposes diversification requirements on these Funds that are less restrictive than the requirements applicable to the “diversified” investment companies under the 1940 Act. With respect to a “non-diversified” Fund, a relatively high percentage of such a Fund’s assets may be invested in the securities of a limited number of issuers, primarily within the same economic sector. That Fund’s portfolio securities, therefore, may be more susceptible to any single economic, political, or regulatory occurrence than the portfolio securities of a more diversified investment company. Under current law, a Fund that is “non-diversified” but operates continuously as a “diversified” fund for three years shall become “diversified,” and thereafter may not operate as a “non-diversified” fund absent a shareholder vote.

Risks to Management (All Funds)

There may be circumstances outside the control of the Advisor, Trust, Administrator (as defined below), transfer agent, Custodian (as defined below), any sub-custodian, Distributor (as defined below), and/or a Fund that make it, for all practical purposes, impossible to re-position such Fund and/or to process a purchase or redemption order. Examples of such circumstances include: natural disasters; public service disruptions or utility problems such as those caused by fires, floods, extreme weather conditions, and power outages resulting in telephone, telecopy, and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the aforementioned parties, as well as the DTC, the NSCC, or any other participant in the purchase process; and similar extraordinary events. Accordingly, while the Advisor has implemented and tested a business continuity plan that transfers functions of any disrupted facility to another location and has effected a disaster recovery plan, circumstances, such as those above, may prevent a Fund from being operated in a manner consistent with its investment objective and/or principal investment strategies.

Risks to Cybersecurity (All Funds)

With the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, each Fund is susceptible to operational and information security risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to gaining unauthorized access to digital systems for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites. Cyber security failures or breaches of a Fund’s third party service provider (including, but not limited to, index providers, the administrator and transfer agent) or the issuers of securities in which the Funds invest, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. The Funds and their shareholders could be negatively impacted as a result. While the Funds have established business continuity plans and systems to prevent such cyber attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Funds cannot control the cyber security plans and systems put in place by issuers in which the Funds invest.

Risks of Index Funds (All Funds, except the CDS Funds)

Each Fund seeks performance that corresponds to the performance of an index. There is no guarantee or assurance that the methodology used to create any index will result in a Fund achieving high, or even positive, returns. Any index may underperform more traditional indices. In turn, the Fund could lose value while other indices or measures of market performance increase in level or performance. In addition, each Fund may be subject to the risk that an index provider may not follow its stated methodology for determining the level of the index and/or achieve the index provider’s intended performance objective.

INVESTMENT RESTRICTIONS

Each Fund has adopted certain investment restrictions as fundamental policies that cannot be changed without the approval of the holders of a majority of the outstanding voting securities of the Fund, as that term is defined in the 1940 Act. As defined in the 1940 Act, the vote of a majority of the outstanding voting securities means the lesser of: (i) 67% or more of the voting securities of the Fund present at a duly called meeting of shareholders, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund. (All policies of a Fund not specifically identified in this SAI or its Prospectus as fundamental may be changed without a vote of the shareholders of the Fund, upon approval of a majority of the Trustees.) For purposes of the following limitations, all percentage limitations apply immediately after a purchase or initial investment.

A Fund may not:

1.	Make investments for the purpose of exercising control or management.

2.	Purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies that invest in real estate or interests therein.

3.	Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers’ acceptances and repurchase agreements and purchase and sale contracts and any similar instruments shall not be deemed to be the making of a loan, and except, further, that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Prospectus and this SAI, as they may be amended from time to time.

4.	Issue senior securities to the extent such issuance would violate applicable law.

5.

Borrow money, except that the Fund (i) may borrow from banks (as defined in the 1940 Act) in amounts up to 33  1/3% of its total assets (including the amount borrowed), (ii) may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (iii) may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, (iv) may purchase securities on margin to the extent permitted by applicable law and (v) may enter into reverse repurchase agreements. The Fund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Fund’s investment policies as set forth in the Prospectus and SAI, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.

6.	Underwrite securities of other issuers, except insofar as the Fund technically may be deemed an underwriter under the 1933 Act, in selling portfolio securities.

7.	Purchase or sell commodities or contracts on commodities, except to the extent the Fund may do so in accordance with applicable law and the Fund’s Prospectus and SAI, as they may be amended from time to time.

8.	Concentrate (i.e., hold more than 25% of its assets in the stocks of a single industry or group of industries) its investments in issuers of one or more particular industries, except that a Fund will concentrate to approximately the same extent that its index concentrates in the stocks of such particular industry or industries. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and tax-free securities of state or municipal governments and their political subdivisions (and repurchase agreements collateralized by government securities) are not considered to be issued by members of any industry.

Obligations under futures contracts, forward contracts and swap agreements that are “covered” consistent with any SEC guidance, including any SEC Staff no-action or interpretive positions, will not be considered senior securities for purposes of a Fund’s investment restriction concerning senior securities.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the general supervision by the Board, the Advisor is responsible for decisions to buy and sell securities and derivatives for each of the Funds and the selection of brokers and dealers to effect transactions. Purchases from dealers serving as market makers may include a dealer’s mark-up or reflect a dealer’s mark-down. Purchases and sales of U.S. government securities are normally transacted through issuers, underwriters or major dealers in U.S. government securities acting as principals. Such transactions, along with other fixed income securities transactions, are made on a net basis and do not typically involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices; and transactions involving baskets of equity securities typically include brokerage commissions. As an alternative to directly purchasing securities, the Advisor may find efficiencies and cost savings by purchasing futures or using other derivative instruments like total return swaps or forward agreements. The Advisor may also choose to cross trade securities between clients to save costs where allowed under applicable law.

The policy for each Fund regarding purchases and sales of securities is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the policy is to pay commissions that are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Advisor believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Advisor from obtaining a high quality of brokerage and execution services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Advisor relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and execution services received from the broker. Such determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable. In addition to commission rates, when selecting a broker for a particular transaction, the Advisor considers but is not limited to the following efficiency factors: the broker’s availability, willingness to commit capital, reputation and integrity, facilities reliability, access to research, execution capacity and responsiveness.

The Advisor may give consideration to placing portfolio transactions with those brokers and dealers that also furnish research and other execution related services to the Fund or the Advisor. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; information about market conditions generally; equipment that facilitates and improves trade execution; and appraisals or evaluations of portfolio securities.

For purchases and sales of derivatives (i.e., financial instruments whose value is derived from the value of an underlying asset, interest rate or index) the Advisor evaluates counterparties on the following factors: reputation and financial strength; execution prices; commission costs; ability to handle complex orders; ability to give prompt and full execution, including the ability to handle difficult trades; accuracy of reports and confirmations provided; reliability, type and quality of research provided; financing costs and other associated costs related to the transaction; and whether the total cost or proceeds in each transaction is the most favorable under the circumstances.

Consistent with a client’s investment objective, the Advisor may enter into guarantee close agreements with certain brokers. In all such cases, the agreement calls for the execution price at least to match the closing price of the security. In some cases, depending upon the circumstances, the broker may obtain a price that is better than the closing price and which under the agreement provides additional benefits to clients. The Advisor will generally distribute such benefits pro rata to applicable client trades.

In addition, the Advisor, any of its affiliates or employees and the Funds have a policy not to enter into any agreement or other understanding - whether written or oral - under which brokerage transactions or remuneration are directed to a broker to pay for distribution of a Fund’s shares. The table below sets forth the brokerage commissions paid by each Fund for the period noted for each Fund that was operational during that period. Because the New Funds were not operational at the end of the Trust’s last fiscal year, information on brokerage commissions paid by the New Funds is not included in this SAI.

	Commissions Paid During Fiscal Year Ended May 31, 2012	Commissions Paid During Fiscal Year Ended May 31, 2013	Commissions Paid During Fiscal Year Ended May 31, 2014	Aggregate Total

Fund
DJ Brookfield Global Infrastructure ETF	$0.00	$0.00	$15.73	$15.73
Global Listed Private Equity ETF	$0.00	$108.32	$443.14	$551.46
Large Cap Core Plus	$16,494.78	$15,577.75	$34,375.40	$66.447.93
S&P 500 Dividend Aristocrats ETF	$0.00	$0.00	$2,325.53	$2,325.53
High Yield–Interest Rate Hedged	$0.00	$778.48	$9,516.12	$10,294.60
Investment Grade–Interest Rate Hedged	$0.00	$0.00	$4,378.84	$4,378.84
USD Covered Bond	$0.00	$0.00	$0.00	$0.00
German Sovereign/Sub-Sovereign ETF	$0.00	$0.00	$0.00	$0.00
Short Term USD Emerging Markets ETF	$0.00	$0.00	$0.00	$0.00
Hedge Replication ETF	$1,694.53	$1,406.81	$2,365.10	$5,466.44
Merger ETF	$0.00	$3,948.91	$3,354.22	$7,303.13
RAFI® Long/Short	$3,231.02	$3,675.33	$14,390.80	$21,297.15
30 Year TIPS/TSY Spread	$0.00	$5.12	$0.00	$5.12
Short S&P500®	$174,963.36	$118,856.32	$93,067.90	$386,887.58
Short QQQ®	$39,327.84	$21,514.62	$10,659.67	$71,502.13
Short Dow30 SM	$28,006.02	$16,362.42	$13,356.66	$57,725.10
Short MidCap400	$3,285.92	$1,444.96	$1,490.82	$6,221.70
Short Russell2000	$44,750.28	$24,081.62	$14,423.74	$83,255.64
Short SmallCap600	$0.00	$0.00	$0.00	$0.00
UltraShort S&P500®	$280,941.76	$205,224.80	$141,723.64	$627,890.20
UltraShort QQQ®	$132,179.04	$69,943.44	$26,034.88	$228,157.36
UltraShort Dow30 SM	$56,391.48	$31,813.44	$20,141.94	$108,346.86
UltraShort MidCap400	$4,852.32	$2,509.76	$1,008.86	$8,370.94
UltraShort Russell2000	$82,998.34	$30,568.90	$17,066.46	$130,633.70
UltraShort SmallCap600	$0.00	$0.00	$0.00	$0.00
UltraPro Short S&P500®	$127,328.96	$106,339.20	$73,607.51	$307,275.67

	Commissions Paid During Fiscal Year Ended May 31, 2012	Commissions Paid During Fiscal Year Ended May 31, 2013	Commissions Paid During Fiscal Year Ended May 31, 2014	Aggregate Total

UltraPro Short QQQ®	$30,373.80	$31,456.32	$23,652.01	$85,482.13
UltraPro Short Dow30SM	$15,240.84	$15,408.24	$16,514.94	$47,164.02
UltraPro Short MidCap400	$2,339.04	$1,290.08	$687.38	$4,316.50
UltraPro Short Russell2000	$17,079.74	$11,580.16	$7,172.86	$35,832.76
Short Basic Materials	$0.00	$0.00	$0.00	$0.00
Short Financials	$0.00	$0.00	$0.00	$0.00
Short Oil & Gas	$0.00	$0.00	$0.00	$0.00
Short Real Estate	$0.00	$0.00	$0.00	$0.00
Short S&P Regional Banking	$0.00	$0.00	$0.00	$0.00
UltraShort Basic Materials	$0.00	$0.00	$0.00	$0.00
UltraShort Nasdaq Biotechnology	$0.00	$0.00	$0.00	$0.00
UltraShort Consumer Goods	$0.00	$0.00	$0.00	$0.00
UltraShort Consumer Services	$0.00	$0.00	$0.00	$0.00
UltraShort Financials	$0.00	$0.00	$0.00	$0.00
UltraShort Health Care	$0.00	$0.00	$0.00	$0.00
UltraShort Industrials	$0.00	$0.00	$0.00	$0.00
UltraShort Oil & Gas	$0.00	$0.00	$0.00	$0.00
UltraShort Real Estate	$0.00	$0.00	$0.00	$0.00
UltraShort Semiconductors	$0.00	$0.00	$0.00	$0.00
UltraShort Technology	$0.00	$0.00	$0.00	$0.00
UltraShort Telecommunications	$0.00	$0.00	$0.00	$0.00
UltraShort Utilities	$0.00	$0.00	$0.00	$0.00
UltraPro Short Financials	$0.00	$0.00	$0.00	$0.00
Short MSCI EAFE	$0.00	$0.00	$0.00	$0.00
Short MSCI Emerging Markets	$0.00	$0.00	$0.00	$0.00
Short FTSE China 50	$0.00	$0.00	$0.00	$0.00
UltraShort MSCI EAFE	$0.00	$0.00	$0.00	$0.00
UltraShort MSCI Emerging Markets	$0.00	$0.00	$0.00	$0.00
UltraShort FTSE Europe	$0.00	$0.00	$0.00	$0.00
UltraShort MSCI Pacific ex-Japan	$0.00	$0.00	$0.00	$0.00
UltraShort MSCI Brazil Capped	$0.00	$0.00	$0.00	$0.00
UltraShort FTSE China 50	$0.00	$0.00	$0.00	$0.00
UltraShort MSCI Japan	$0.00	$0.00	$0.00	$0.00
UltraShort MSCI Mexico Capped IMI	$0.00	$0.00	$0.00	$0.00
Short 7-10 Year Treasury	$229.12	$183.04	$488.92	$901.08
Short 20+ Year Treasury	$14,616.34	$9,640.96	$9,036.96	$33,294.26
Short High Yield	$0.00	$0.00	$0.00	$0.00
Short Investment Grade Corporate	$0.00	$0.00	$0.00	$0.00
UltraShort 3-7 Year Treasury	$0.00	$0.00	$0.00	$0.00
UltraShort 7-10 Year Treasury	$13,152.00	$6,332.16	$4,631.66	$24,115.52
UltraShort 20+ Year Treasury	$193,763.84	$95,079.68	$99.361.96	$388,205.48
UltraShort TIPS	$0.00	$0.00	$0.00	$0.00
UltraPro Short 20+ Year Treasury	$7.68	$106.24	$1,932.80	$2,046.72
Ultra S&P500®	$160,407.27	$223,556.19	$260,211.63	$644,175.09
Ultra QQQ®	$104,643.96	$80,405.24	$74,762.55	$259,811.75
Ultra Dow30SM	$29,539.20	$22,749.30	$28,642.78	$80.931.28
Ultra MidCap400	$35,528.26	$130,837.02	$418,919.89	$585,285.17

	Commissions Paid During Fiscal Year Ended May 31, 2012	Commissions Paid During Fiscal Year Ended May 31, 2013	Commissions Paid During Fiscal Year Ended May 31, 2014	Aggregate Total

Ultra Russell2000	$41,879.50	$237,077.25	$486,780.15	$765,736.90
Ultra SmallCap600	$747.12	$1,342.11	$4,709.75	$6,798.98
UltraPro S&P500®	$96,514.78	$121,878.44	$181,715.38	$400,108.60
UltraPro QQQ®	$53,190.07	$74,528.22	$78,916.27	$206,634.56
UltraPro Dow30SM	$13,438.45	$14,651.74	$24,238.36	$52,328.55
UltraPro MidCap400	$8,627.50	$7,029.58	$7,512.25	$23,169.33
UltraPro Russell2000	$26,896.90	$23,347.15	$57,600.63	$107,844.68
Ultra Basic Materials	$16,606.67	$6,880.43	$27,108.70	$50,595.80
Ultra Nasdaq Biotechnology	$1,466.35	$3,442.42	$20,429.08	$25,337.85
Ultra Consumer Goods	$906.51	$2,157.49	$3,346.32	$6,410.32
Ultra Consumer Services	$2,043.92	$1,526.96	$3,595.92	$7,166.80
Ultra Financials	$50,205.01	$32,022.86	$33,838.75	$116,066.62
Ultra Health Care	$1,927.64	$1,672.83	$9,478.94	$13,079.41
Ultra Industrials	$588.32	$4,687.23	$5,282.56	$10,558.11
Ultra Oil & Gas	$10,364.48	$18,342.32	$16,773.03	$45,479.83
Ultra Real Estate	$10,708.78	$59,770.32	$78,192.09	$148,671.19
Ultra S&P Regional Banking	$506.78	$517.23	$1,324.26	$2,348.27
Ultra Semiconductors	$2,604.15	$2,951.57	$2,649.51	$8,205.23
Ultra Technology	$3,483.30	$11,010.29	$14,079.93	$28,573.52
Ultra Telecommunications	$819.36	$544.78	$1,402.70	$2,766.84
Ultra Utilities	$635.58	$701.60	$524.92	$1,862.10
UltraPro Financials	$0.00	$628.83	$972.22	$1,601.05
Ultra MSCI EAFE	$0.00	$0.00	$0.00	$0.00
Ultra MSCI Emerging Markets	$600.45	$0.00	$0.00	$600.45
Ultra FTSE Europe	$0.00	$0.00	$0.00	$0.00
Ultra MSCI Pacific ex-Japan	$0.00	$0.00	$0.00	$0.00
Ultra MSCI Brazil Capped	$0.00	$0.00	$0.00	$0.00
Ultra FTSE China 50	$0.00	$0.00	$0.00	$0.00
Ultra MSCI Japan	$0.00	$0.00	$0.00	$0.00
Ultra MSCI Mexico Capped IMI	$0.00	$0.00	$0.00	$0.00
Ultra 7-10 Year Treasury	$2,641.92	$4,395.52	$148,526.76	$155,564.20
Ultra 20+ Year Treasury	$785.92	$238.08	$81.72	$1,105.72
Ultra High Yield	$0.00	$23.98	$182.52	$206.50
Ultra Investment Grade Corporate	$0.00	$26.39	$1,213.18	$1,239.57

Securities of Regular Broker-Dealers. The Funds are required to identify any securities of its “regular brokers and dealers” (as such term is defined in the 1940 Act) which they may hold at the close of their most recent fiscal year. “Regular brokers or dealers” of the Trust are the ten brokers or dealers that, during the most recent fiscal year: (i) received the greatest dollar amounts of brokerage commissions from the Trust’s portfolio transactions; (ii) engaged as principal in the largest dollar amounts of portfolio transactions of the Trust; or (iii) sold the largest dollar amounts of the Trust’s Shares. Below is a list of the Funds’ holdings in shares of regular broker-dealers as of May 31, 2014. Because the New Funds were not operational at the end of the Trust’s last fiscal year, information on holdings of the New Funds in shares of regular broker-dealers is not included in this SAI.

Fund	Broker-Dealer	Dollar Amount of Holdings
ProShares Large Cap Core Plus	Bank of America Corp.	$2,851,000
	Citigroup, Inc.	$2,578,000
	JPMorgan Chase & Co.	$1,918,000
	Morgan Stanley & Co. Inc.	$1,474,000

ProShares Investment Grade–Interest Rate Hedged	Bank of America Corp.	$2,204,000
	Barclays Capital, Inc.	$403,000
	Citigroup, Inc.	$2,706,000
	Goldman Sachs & Co.	$2,112,000
	JPMorgan Chase & Co.	$2,329,000
	Morgan Stanley & Co. Inc.	$2,125,000
	Credit Suisse Group	$480,000

ProShares USD Covered Bond	Barclays Capital, Inc.	$305,000
	Credit Suisse Group	$301,000

ProShares Hedge Replication ETF	Bank of America Corp.	$45,000
	Bank of New York Mellon Corp.	$11,000
	Citigroup, Inc.	$41,000
	Goldman Sachs & Co.	$19,000
	JPMorgan Chase & Co.	$60,000
	Morgan Stanley & Co. Inc.	$12,000
	Prudential Financial, Inc.	$11,000

ProShares RAFI® Long/Short	Bank of America Corp.	$839,000
	Bank of New York Mellon Corp.	$237,000
	Citigroup, Inc.	$633,000
	Goldman Sachs & Co.	$314,000
	JPMorgan Chase & Co.	$698,000
	Morgan Stanley & Co. Inc.	$255,000
	Prudential Financial, Inc.	$319,000

ProShares Ultra S&P500®	Bank of America Corp.	$17,494,000
	Bank of New York Mellon Corp.	$4,290,000
	Citigroup, Inc.	$15,793,000
	Goldman Sachs & Co.	$7,359,000
	JPMorgan Chases & Co.	$23,005,000
	Morgan Stanley & Co., Inc.	$4,732,000
	Prudential Financial, Inc.	$4,159,000

ProShares Ultra Dow30SM	Goldman Sachs & Co.	$15,223,000
	JPMorgan Chases & Co.	$5,293,000

ProShares UltraPro S&P500®	Bank of America Corp.	$3,702,000
	Bank of New York Mellon Corp.	$908,000
	Citigroup, Inc.	$3,342,000
	Goldman Sachs & Co.	$1,556,000
	JPMorgan Chase & Co.	$4,869,000
	Morgan Stanley & Co., Inc.	$1,002,000
	Prudential Financial, Inc.	$880,000

ProShares UltraPro Dow30SM	Goldman Sachs & Co.	$5,322,000
	JPMorgan Chase & Co.	$1,851,000

ProShares Ultra Financials	Bank of America Corp.	$30,440,000
	Bank of New York Mellon Corp.	$7,463,000
	Citigroup, Inc.	$27,480,000
	Goldman Sachs & Co.	$12,802,000
	JPMorgan Chases & Co.	$40,035,000
	Morgan Stanley & Co., Inc.	$8,236,000
	Prudential Financial, Inc.	$7,237,000

Fund	Broker-Dealer	Dollar Amount of Holdings
ProShares UltraPro Financials	Bank of America Corp.	$1,108,000
	Bank of New York Mellon Corp.	$272,000
	Citigroup, Inc.	$1,000,000
	Goldman Sachs & Co.	$466,000
	JPMorgan Chase & Co.	$1,457,000
	Morgan Stanley & Co. Inc.	$300,000
	Prudential Financial, Inc.	$263,000

The Funds may experience substantial differences in brokerage commissions from year to year. High portfolio turnover and correspondingly greater brokerage commissions, to a great extent, depend on the purchase, redemption, and exchange activity of a Fund’s investors, as well as each Fund’s investment objective and strategies.

BATS EXCHANGE CLP PROGRAM

Certain Funds listed on the BATS exchange participate in the BATS Competitive Liquidity Provider (“CLP”) Program. The BATS CLP Program is designed to incent market makers to provide liquidity in less actively traded products to help strengthen their investment appeal. Participation in the program may have potential impacts on the price and liquidity of Funds in the program. In particular, there could be adverse impacts on a purchaser’s sale of a Fund that leaves the program. ProShare Advisors LLC pays a fee for each of its Funds participating in the BATS CLP Program. Payment of a CLP Fee is intended to generate more quotes and trading than might otherwise exist absent this payment. The CDS Funds each entered the program on August 5, 2014 for a fee of $30,000. The Global Listed Private Equity ETF, the Short Term USD Emerging Markets Bond ETF, the High Yield–Interest Rate Hedged, the Investment Grade–Interest Rate Hedged, and the Merger ETF each entered the program on January 2, 2015 for a fee of $30,000. The BATS CLP Program is a pilot program. Unless extended, the BATS CLP Program is scheduled to be terminated on or about July 28, 2015.

The list of Funds that participate in liquidity provider programs, such as the BATS CLP Program, may change periodically. Please see www.ProShares.com/resources/liquidity_programs.html for the most up-to-date list.

MANAG EMENT OF PROSHARES TRUST

The Board of Trustees and its Leadership Structure

The Board has general oversight responsibility with respect to the operation of the Trust and the Funds. The Board has engaged the Advisor to manage the Funds and is responsible for overseeing the Advisor and other service providers to the Trust and the Funds in accordance with the provisions of the federal securities laws.

The Board is currently composed of four Trustees, including three Independent Trustees who are not “interested persons” of the Funds, as that term is defined in the 1940 Act (each an “Independent Trustee”). In addition to four regularly scheduled meetings per year, the Board holds executive sessions (with and without employees of the Advisor), special meetings, and/or informal conference calls relating to specific matters that may require discussion or action prior to its next regular meeting. The Independent Trustees have retained “independent legal counsel” as the term is defined in the 1940 Act.

The Board has appointed Michael L. Sapir to serve as Chairman of the Board. Mr. Sapir is also the Co-Founder and Chief Executive Officer of the Advisor and, as such, is not an Independent Trustee. The Chairman’s primary role is to participate in the preparation of the agenda for Board meetings, determine (with the advice of counsel) which matters need to be acted upon by the Board, and to ensure that the Board obtains all the information necessary to perform its functions and take action. The Chairman also presides at all meetings of the Board and acts, with the assistance of staff, as a liaison with service providers, officers, attorneys and the Independent Trustees between meetings. The Chairman may perform such other functions as may be requested by the Board from time to time. The Board does not have a lead Independent Trustee.

The Board has determined that its leadership structure is appropriate in light of the characteristics of the Trust and each of the Funds. These characteristics include, among other things, the fact that all Funds are organized under one Trust; all Funds are exchange-traded funds; all Funds have common service providers; and that the majority of Funds are geared funds, with similar principal investment strategies. As a result, the Board addresses governance and management issues that are often common to all or most of the Funds. In light of these characteristics, the Board has determined that a four-member Board, including three Independent Trustees, is of an adequate size to oversee the operations of the Trust, and that, in light of the small size of the Board, a complex Board leadership structure is not necessary or desirable. The relatively small size of the Board facilitates ready communication among the Board members, and between the Board and management, both at Board meetings and between meetings, further leading to the determination that a complex board structure was unnecessary. In view of the small size of the Board, the Board has concluded that designating one of the three Independent Trustees as the “lead Independent Trustee” would not be likely to meaningfully enhance the effectiveness of the Board. The Board reviews its leadership structure periodically and believes that its structure is appropriate to enable the Board to exercise its oversight of the Funds.

The Board oversight of the Trust and the Funds extends to the Trust’s risk management processes. The Board and its Audit Committee consider risk management issues as part of their responsibilities throughout the year at regular and special meetings. The Advisor and other service providers prepare regular reports for Board and Audit Committee meetings that address a variety of risk-related matters, and the Board as a whole or the Audit Committee may also receive special written reports or presentations on a variety of risk issues at the request of the Board or the Audit Committee. For example, the portfolio managers of the Funds meet regularly with the Board to discuss portfolio performance, including investment risk, counterparty risk and the impact on the Funds of investments in particular securities or derivatives. As noted above, given the relatively small size of the Board, the Board determined it is not necessary to adopt a complex leadership structure in order for the Board to effectively exercise its risk oversight function.

The Board has appointed a chief compliance officer (“CCO”) for the Trust (who is also the Chief Compliance Officer for the Advisor). The CCO reports directly to the Board and participates in the Board’s meetings. The Independent Trustees meet at least annually in executive session with the CCO, and the Funds’ CCO prepares and presents an annual written compliance report to the Board. The CCO also provides updates to the Board on the operation of the Trust’s compliance policies and procedures and on how these procedures are designed to mitigate risk. Finally, the CCO and/or other officers or employees of the Advisor report to the Board in the event any material risk issues arise.

In addition, the Audit Committee of the Board meets regularly with the Trust’s independent public accounting firm to review reports on, among other things, the Funds’ controls over financial reporting.

The Trustees, their birth date, term of office and length of time served, principal business occupations during the past five years and the number of portfolios in the Fund Complex overseen and other directorships, if any, held by each Trustee, are shown below. Unless noted otherwise, the addresses of each Trustee is: c/o ProShares Trust, 7501 Wisconsin Avenue, Suite 1000, Bethesda, MD 20814.

Name and Birth Date	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Operational Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees

William D. Fertig Birth Date: 9/56	Indefinite; June 2011 to present	Context Capital Management (Alternative Asset Management): Chief Investment Officer (September 2002 to present)	ProShares (145) ProFunds (112) Access One Trust (3)	Key Energy Services

Russell S. Reynolds, III Birth Date: 7/57	Indefinite; November 2005 to present	RSR Partners, Inc. (Executive Recruitment): Managing Director (May 2007 to present)	ProShares (145) ProFunds (112) Access One Trust (3)	RSR Partners, Inc.

Michael C. Wachs Birth Date: 10/61	Indefinite; November 2005 to present	Linden Lane Advisors LLC (Real Estate Development): Principal (2010 to present); Spring Mill Capital Management, LLC (Real Estate Development): Principal (July 2009 to 2010)	ProShares (145) ProFunds (112) Access One Trust (3)

Name and Birth Date	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Operational Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Interested Trustee

Michael L. Sapir** Birth Date: 5/58	Indefinite; 2002 to present	Co-Founder and Chief Executive Officer of the Advisor (November 2005 to present); ProFund Advisors LLC (April 1997 to present); and of ProShare Capital Management LLC (August 2008 to present)	ProShares (145) ProFunds (112) Access One Trust (3)

*	The “Fund Complex” consists of all operational registered investment companies under the 1940 Act that are advised by ProShare Advisors LLC and any registered investment companies that have an investment adviser that is an affiliated person of ProShare Advisors LLC. Investment companies that are non-operational (and therefore, not publicly offered) as of the date of this SAI are excluded from these figures.
**	Mr. Sapir is an “interested person,” as defined by the 1940 Act, because of his ownership interest in the Advisor.

The Board was formed in 2002 prior to the inception of the Trust’s operations. Messrs. Reynolds, Wachs and Sapir were appointed to serve as the Board’s initial trustees prior to the Trust’s operations. Mr. Fertig was added in June 2011. Each Trustee was and is currently believed to possess the specific experience, qualifications, attributes and skills necessary to serve as a Trustee of the Trust. In addition to their years of service as Trustees to ProFunds and Access One Trust, and gathering experience with funds with investment objectives and principal investment strategies similar to the Trust’s Funds, each individual brings experience and qualifications from other areas. In particular, Mr. Reynolds has significant senior executive experience in the areas of human resources and recruitment and executive organization; Mr. Wachs has significant experience in the areas of investment and real estate development; Mr. Sapir has significant experience in the field of investment management, both as an executive and as an attorney; and Mr. Fertig has significant experience in the areas of investment and asset management.

Committees

The Board has established an Audit Committee to assist the Board in performing oversight responsibilities. The Audit Committee is composed exclusively of Independent Trustees. Currently, the Audit Committee is composed of Messrs. Reynolds, Wachs and Fertig. Among other things, the Audit Committee makes recommendations to the full Board of Trustees with respect to the engagement of an independent registered public accounting firm and reviews with the independent registered public accounting firm the plan and results of the internal controls, audit engagement and matters having a material effect on the Trust’s financial operations. During the past fiscal year, the Audit Committee met four times, and the Board of Trustees met four times.

Listed below for each Trustee is a dollar range of securities beneficially owned in the Trust, together with the aggregate dollar range of equity securities in all registered investment companies overseen by each Trustee that are in the same family of investment companies as the Trust, as of December 31, 2014.

Name of Trustee	Dollar Range of Equity Securities in the Trust	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Independent Trustees
William D. Fertig, Trustee	None	None
Russell S. Reynolds, III, Trustee	$10,001 – $50,000	$10,001 – $50,000
Michael C. Wachs, Trustee	None	$10,001 – $50,000

Interested Trustee
Michael L. Sapir, Trustee and Chairman	Over $100,000	Over $100,000

As of September 2, 2014, the Trustees and officers of the Trust, as a group, owned outstanding shares that entitled them to give voting instructions with respect to less than one percent of the shares of any series of the Trust.

No Independent Trustee (or an immediate family member thereof) has any share ownership in securities of the Advisor, the principal underwriter of the Trust, or any entity controlling, controlled by or under common control with the Advisor or principal underwriter of the Trust (not including registered investment companies) as of December 31, 2013.

No Independent Trustee (or an immediate family member thereof) had any direct or indirect interest, the value of which exceeded $120,000, in the Advisor, the principal underwriter of the Trust, or any entity controlling, controlled by or under common control with the Advisor or the principal underwriter of the Trust (not including registered investment companies) during the two most recently completed calendar years.

No Independent Trustee (or an immediate family member thereof) during the two most recently completed calendar years had: (i) any material interest, direct or indirect, in any transaction or series of similar transactions, in which the amount involved exceeded $120,000; or (ii) any direct or indirect relationship of any nature, in which the amount involved exceeded $120,000, with:

•	the Trust;

•	an officer of the Trust;

•

an investment company, or person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser or principal underwriter as the Trust or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with the Advisor or principal underwriter of the Trust;

•

an officer of an investment company, or a person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser or principal underwriter as the Trust or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with the Advisor or principal underwriter of the Trust;

•	the Advisor or the principal underwriter of the Trust;

•	an officer of the Advisor or the principal underwriter of the Trust;

•	a person directly or indirectly controlling, controlled by, or under common control with the Trust or the principal underwriter of the Trust; or

•	an officer of a person directly or indirectly controlling, controlled by, or under common control with the Advisor or the principal underwriter of the Trust.

Compensation of Trustees

During 2013, each Independent Trustee was paid a $155,000 annual retainer for service as Trustee on the Board and for service as Trustee for other funds in the Fund Complex, $7,500 for attendance at each quarterly in-person meeting of the Board of Trustees, $3,000 for attendance at each special meeting of the Board of Trustees, and $3,000 for attendance at telephonic meetings. Trustees who are also Officers or affiliated persons receive no remuneration from the Trust for their services as Trustees. The Officers, other than the CCO, receive no compensation directly from the Trust for performing the duties of their offices.

The Trust does not accrue pension or retirement benefits as part of each Fund’s expenses, and Trustees are not entitled to benefits upon retirement from the Board of Trustees.

The following table shows aggregate compensation paid to the Trustees for their service on the Board for the fiscal year ended May 31, 2014.

Name	Aggregate Compensation From Funds	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Trust and Fund Complex Paid to Trustees
Independent Trustees
William D. Fertig, Trustee	$168,526.78	$0	$0	$203,000.00
Russell S. Reynolds, III, Trustee	$168,526.78	$0	$0	$203,000.00
Michael C. Wachs, Trustee	$168,526.78	$0	$0	$203,000.00

Interested Trustee
Michael L. Sapir, Trustee and Chairman	$0	$0	$0	$0

Officers

The Trust’s executive officers (the “Officers’), their date of birth, term of office and length of time served and their principal business occupations during the past five years, are shown below. Unless noted otherwise, the address of each Trustee and officer is: c/o ProShares Trust, 7501 Wisconsin Avenue, Suite 1000, Bethesda, MD 20814.

Name and Birth Date	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Todd B. Johnson Birth Date: 1/64	President	Indefinite; January 2014 to present	Chief Investment Officer of the Advisor (December 2008 to present); ProFund Advisors LLC (December 2008 to present); and ProShare Capital Management LLC (February 2009 to present).

Charles S. Todd Three Canal Plaza, Suite 100 Portland, ME 04101 Birth Date: 9/71	Treasurer	Indefinite; December 2008 to present	Business Head, Treasurer Services, formerly Director, Foreside Management Services, LLC (December 2008 to present); Vice President/Assistant Vice President within the Fund Administration Department of JPMorgan Chase Bank, National Association(June 2000 to December 2008).

Victor M. Frye, Esq. Birth Date: 10/58	Chief Compliance Officer and AML Officer	Indefinite; November 2005 to present	Counsel and Chief Compliance Officer of the Advisor (December 2004 to present) and ProFund Advisors LLC (October 2002 to present); Secretary of ProFunds Distributors, Inc. (April 2008 to present).

Timothy N. Coakley Birth Date: 8/67	Secretary	Indefinite; July 2015 to present	Chief Financial Officer of the Advisor (October 2005 to present); ProFund Advisors LLC; and ProShare Capital Management LLC (January 2000 to present).

The Officers, under the supervision of the Board, manage the day-to-day operations of the Trust. One Trustee and all of the Officers of the Trust are directors, officers or employees of ProShare Advisors or Foreside Management Services, LLC. The other Trustees are Independent Trustees. The Trustees and some Officers are also directors and officers of some or all of the other funds in the Fund Complex. The Fund Complex includes all funds advised by ProShare Advisors and any funds that have an investment adviser that is an affiliated person of ProShare Advisors.

Compensation of Officers

The Officers, other than the CCO, receive no compensation directly from the Trust for performing the duties of their offices.

INVESTMENT ADVISOR

ProShare Advisors, located at 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814, serves as the investment adviser to all of the Funds and provides investment advice and management services to the Funds. ProShare Advisors is owned by Michael L. Sapir, Louis M. Mayberg and William E. Seale.

Michael L. Sapir, Co-Founder and Chief Executive Officer of ProShare Advisors since inception and ProFund Advisors LLC since April 1997. Mr. Sapir formerly practiced law, primarily representing financial institutions for over 13 years, most recently as a partner in a Washington, D.C.-based law firm. He holds degrees from Georgetown University Law Center (J.D.) and the University of Miami (M.B.A. and B.A.).

Louis M. Mayberg, President of ProShare Advisors from inception to April 2012 and ProFund Advisors LLC from April 1997 to April 2012. Mr. Mayberg co-founded National Capital Companies, L.L.C., an investment bank specializing in financial services companies mergers and acquisitions and equity underwritings in 1986, and managed its financial services hedge fund. He holds a Bachelor of Business Administration degree with a major in Finance from The George Washington University.

William E. Seale, Ph.D., Chief Economist of ProShare Advisors since inception and ProFund Advisors LLC since 2005. Dr. Seale has more than 30 years of experience in the financial markets. His background includes a five-year presidential appointment as a commissioner of the U.S. Commodity Futures Trading Commission and an appointment as Chairman of the Department of Finance at The George Washington University. He earned his degrees at the University of Kentucky.

Portfolio Management

Listed below for each portfolio manager is a dollar range of securities beneficially owned in the Funds managed by the portfolio manager, together with the aggregate dollar range of equity securities in all registered investment companies in the Fund Complex as of May 31, 2014.

Name of Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned in the Funds Managed by the Portfolio Manager	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies in the Family of Investment Companies

Rachel Ames	None	None
Alexander Ilyasov	None	None
Charles Lowery	$1 - $10,000	$1 - $10,000
Michelle Liu	None	None
Michael Neches	None	None
Jeffrey Ploshnick	None	$1 - $10,000

Portfolio Managers’ Compensation

ProShare Advisors believes that its compensation program is competitively positioned to attract and retain high-caliber investment professionals. The compensation package for portfolio managers consists of a fixed base salary, an annual incentive bonus opportunity and a competitive benefits package. A portfolio manager’s salary compensation is designed to be competitive with the marketplace and reflect a portfolio manager’s relative experience and contribution to the firm. Fixed base salary compensation is reviewed and adjusted annually to reflect increases in the cost of living and market rates.

The annual incentive bonus opportunity provides cash bonuses based upon the overall firm’s performance and individual contributions. Principal consideration for each portfolio manager is given to appropriate risk management, teamwork and investment support activities in determining the annual bonus amount.

Portfolio managers are eligible to participate in the firm’s standard employee benefits programs, which include a competitive 401(k) retirement savings program with employer match, life insurance coverage, and health and welfare programs.

Other Accounts Managed by Portfolio Managers

Portfolio managers are generally responsible for multiple investment company accounts. As described below, certain inherent conflicts of interest arise from the fact that a portfolio manager has responsibility for multiple accounts, including conflicts relating to the allocation of investment opportunities. Listed below for each portfolio manager are the number and type of accounts managed or overseen by such portfolio manager as of May 31, 2014.

Name of Portfolio Manager	Number of All Registered Investment Companies Managed/Total Assets	Number of All Other Pooled Investment Vehicles Managed/Total Assets	Number of All Other Accounts Managed/ Total Assets
Rachel Ames	88/$13.79 billion	0/$0	0/$0
Alexander Ilyasov	43/$1.22 billion	0/$0	0/$0
Charles Lowery	76/$4.42 billion	0/$0	0/$0
Michelle Liu	18/$8.35 billion	0/$0	0/$0
Michael Neches	164/$18.21 billion	0/$0	0/$0
Jeffrey Ploshnick	12/$491.00 million	7/$870.27 million	0 /$0

In the course of providing advisory services, the Advisor may simultaneously recommend the sale of a particular security for one account while recommending the purchase of the same security for another account if such recommendations are consistent with each client’s investment strategies. The Advisor also may recommend the purchase or sale of securities that may also be recommended by ProFund Advisors LLC, an affiliate of the Advisor.

The Advisor, its principals, officers and employees (and members of their families) and affiliates may participate directly or indirectly as investors in the Advisor’s clients, such as the Funds. Thus the Advisor may recommend to clients the purchase or sale of securities in which it, or its officers, employees or related persons have a financial interest. The Advisor may give advice and take actions in the performance of its duties to its clients that differ from the advice given or the timing and nature of actions taken, with respect to other clients’ accounts and/or employees’ accounts that may invest in some of the same securities recommended to clients.

In addition, the Advisor, its affiliates and principals may trade for their own accounts. Consequently, non-customer and proprietary trades may be executed and cleared through any prime broker or other broker utilized by clients. It is possible that officers or employees of the Advisor may buy or sell securities or other instruments that the Advisor has recommended to, or purchased for, its clients and may engage in transactions for their own accounts in a manner that is inconsistent with the Advisor’s recommendations to a client. Personal securities transactions by employees may raise potential conflicts of interest when such persons trade in a security that is owned by, or considered for purchase or sale for, a client. The Advisor has adopted policies and procedures designed to detect and prevent such conflicts of interest and, when they do arise, to ensure that it effects transactions for clients in a manner that is consistent with its fiduciary duty to its clients and in accordance with applicable law.

Any “access person” of the Advisor, (as defined under the 1940 Act and the Investment Advisers Act of 1940 (the “Advisers Act”)), may make security purchases subject to the terms of the ProShare Advisors Code of Ethics that are consistent with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act.

The Advisor and its affiliated persons may come into possession from time to time of material nonpublic and other confidential information about companies which, if disclosed, might affect an investor’s decision to buy, sell, or hold a security. Under applicable law, the Advisor and its affiliated persons would be prohibited from improperly disclosing or using this information for their personal benefit or for the benefit of any person, regardless of whether the person is a client of the Advisor. Accordingly, should the Advisor or any affiliated person come into possession of material nonpublic or other confidential information with respect to any company, the Advisor and its affiliated persons will have no responsibility or liability for failing to disclose the information to clients as a result of following its policies and procedures designed to comply with applicable law. However, each Index Fund is managed using what is commonly referred to as an index strategy in an attempt to simulate either the daily movement or a multiple, the inverse or an inverse multiple of the daily movement of its index, and the use of such index strategies may reduce conflicts of interest compared to funds using non-index investment strategies.

Investment Advisory Agreement

All Funds (Except the Hedged FTSE Europe ETF and the Hedged FTSE Japan ETF)

Under an investment advisory agreement between ProShare Advisors and the Trust, on behalf of each Fund (the “Agreement” or “Advisory Agreement”), each Fund (other than the Morningstar Alternatives Solution ETF, the DJ Brookfield Global Infrastructure ETF, the Global Listed Private Equity ETF, the S&P 500 Dividend Aristocrats ETF, the S&P MidCap 400 Dividend Aristocrats ETF, the Russell 2000 Dividend Growers ETF, the MSCI EAFE Dividend Growers ETF, the MSCI Emerging Markets Dividend Growers ETF, the Hedged FTSE Europe ETF, the Hedged FTSE Japan ETF, the High Yield–Interest Rate Hedged, the Investment Grade—Interest Rate Hedged, the USD Covered Bond, the German Sovereign/Sub-Sovereign ETF, the Short Term USD Emerging Markets Bond ETF, the 30 Year TIPS/TSY Spread and the CDS Funds) pays ProShare Advisors a fee at an annualized rate, based on its average daily net assets, of 0.75%. ProShare Advisors has entered into an Advisory Fee Waiver Agreement for each of these Funds that reduces the annualized rate based on its average daily net assets, as follows: 0.75% of the first $4.0 billion of average daily net assets of the Fund; 0.70% of the average daily net assets of the Fund over $4.0 billion to $5.5 billion; 0.65% of the average daily net assets of the Fund over $5.5 billion to $7.0 billion; 0.60% of the average daily net assets of the Fund over $7.0 billion to $8.5 billion; and 0.55% of the average daily net assets of the Fund over $8.5 billion. The fee waiver arrangement will remain in effect through at least September 30, 2017 and prior to such date ProShare Advisors may not terminate the arrangement without the approval of the Board.

The Morningstar Alternatives Solution ETF pays ProShare Advisors a fee at an annualized rate based on its average daily net assets of 0.07%. ProShare Advisors has entered into an Advisory and Management Services Fee Waiver Agreement that waives this investment advisory fee for the Morningstar Alternatives Solution ETF through at least October 31, 2016. Prior to this date, ProShare Advisors may not terminate the arrangement without the approval of the Board.

The DJ Brookfield Global Infrastructure ETF pays ProShare Advisors a fee at an annualized rate based on its average daily net assets of 0.45%. Each of the Global Listed Private Equity ETF, the MSCI EAFE Dividend Growers ETF, the High Yield—Interest Rate Hedged and the Short Term USD Emerging Markets Bond ETF pays ProShare Advisors a fee at an annualized rate based on its average daily net assets of 0.50%. Each of the S&P 500 Dividend Aristocrats ETF, the USD Covered Bond and the German Sovereign/Sub-Sovereign ETF pays ProShare Advisors a fee at an annualized rate based on its average daily net assets of 0.35%. Each of the S&P MidCap 400 Dividend Aristocrats ETF and the Russell 2000 Dividend Growers ETF pays ProShare Advisors a fee at an annualized rate based on its average daily net assets of 0.40%. The MSCI Emerging Markets Dividend Growers ETF pays ProShare Advisors a fee at an annualized rate based on its average daily net assets of 0.60%. The Investment Grade—Interest Rate Hedged pays ProShare Advisors a fee at an annualized rate based on its average daily net assets of 0.30%. The 30 Year TIPS/TSY Spread pays ProShare Advisors a fee at an annualized rate based on its average daily net assets of 0.55%. The CDS Funds each pays ProShare Advisors a fee at an annualized rate based on its average daily net assets of 0.65%. ProShare Advisors manages the investment and the reinvestment of the assets of each of the Funds in accordance with the investment objectives, policies, and limitations of the Fund, subject to the general supervision and control of the Trustees and the Officers of the Trust. ProShare Advisors bears all costs associated with providing these advisory services.

Except for the Morningstar Alternatives Solution ETF, the Hedged FTSE Europe ETF and the Hedged FTSE Japan ETF, ProShare Advisors has contractually agreed to waive investment advisory and management services fees and to reimburse other expenses (exclusive of transaction costs, interest, taxes, dividends (including dividend expenses on securities sold short), litigation, indemnification, expenses associated with investment in other funds as permitted by the then current registration statement, and extraordinary expenses as determined under generally accepted accounting principles) to the extent total annual Fund operating expenses, as a percentage of average daily net assets, exceed 0.95% through September 30, 2015 (0.45% for each of the DJ Brookfield Global Infrastructure ETF, the Large Cap Core Plus and the German Sovereign/Sub-Sovereign ETF, 0.60% for each of the Global Listed Private Equity ETF and the MSCI Emerging Markets Dividend Growers ETF, 0.35% for each of the S&P 500 Dividend Aristocrats ETF and the USD Covered Bond, 0.50% for each of the MSCI EAFE Dividend Growers ETF, the High Yield–Interest Rate Hedged, the Short Term USD Emerging Markets Bond ETF, the CDS North American HY Credit ETF and the CDS Short North American HY Credit ETF, 0.30% for the Investment Grade—Interest Rate Hedged, and 0.75% for each of the Merger ETF and the 30 Year TIPS/TSY Spread, each through September 30, 2015; and, 0.40% for each of the S&P MidCap 400 Dividend Aristocrats ETF and the Russell 2000 Dividend Growers ETF and 0.95% for the UltraShort Gold Miners, the UltraShort Junior Miners, the UltraShort Homebuilders & Supplies, the UltraShort Oil & Gas Exploration & Production, the UltraPro Short Nasdaq Biotechnology, the Ultra Gold Miners, the Ultra Junior Miners, the Ultra Homebuilders & Supplies, the Ultra Oil & Gas Exploration & Production and the UltraPro Nasdaq Biotechnology, each through September 30, 2016). ProShare Advisors, on behalf of the Morningstar Alternatives Solution ETF, has contractually agreed to waive investment advisory and management services fees and to reimburse other expenses (exclusive of transaction costs, interest, taxes, dividends (including dividend expenses on securities sold short), litigation, indemnification, expenses associated with investment in other funds as permitted by the then current registration statement, and extraordinary expenses as determined under generally accepted accounting principles but inclusive of acquired fund fees and expenses) to the extent total annual Fund operating expenses, as a percentage of average daily net assets, exceed 0.95% through September 30, 2016. After these dates, the applicable expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular contractual period (but not investment advisory or management service fees waived during the term of any Investment Advisory and Management Services Fee Waiver Agreement) may be recouped by ProShare Advisors within five years (or three years in the case of the High Yield-Interest Rate Hedged) of the end of that contractual period to the extent that recoupment will not cause a Fund’s expenses to exceed any expense limitation in place at that time.

Hedged FTSE Europe ETF and Hedged FTSE Japan ETF

Pursuant to an investment advisory and management agreement between ProShare Advisors and the Trust on behalf of the Hedged FTSE Europe ETF and the Hedged FTSE Japan ETF, the Hedged FTSE Europe ETF pays ProShare Advisors a fee at an annualized rate based on its average daily net assets of 0.27%, the Hedged FTSE Japan ETF pays ProShare Advisors a fee at an annualized rate based on its average daily net assets of 0.23%.

ProShare Advisors is responsible for substantially all expenses of the Hedged FTSE Europe ETF and the Hedged FTSE Japan ETF, except for: (i) brokerage and other transaction expenses and other fees, charges, taxes, levies or expenses (such as stamp taxes) incurred in connection with the execution of portfolio transactions or in connection with creation and redemption transactions (including without limitation any fees, charges, taxes, levies or expenses related to the purchase or sale of an amount of any currency, or the patriation or repatriation of any security or other asset, related to the execution of portfolio transactions or any creation or redemption transactions); (ii) legal fees or expenses in connection with any arbitration, litigation or pending or threatened arbitration or litigation, including any settlements in connection therewith; (iii) compensation and expenses of the Independent Trustees; (iv) compensation and expenses of counsel to the Independent Trustees, (v) compensation and expenses of the Trust’s chief compliance officer and his or her staff; (vi) extraordinary expenses (in each case as determined by a majority of the Independent Trustees); (vii) distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act; (viii) interest and taxes of any kind or nature (including, but not limited to, income, excise, transfer and withholding taxes); (ix) fees and expense related to the provision of securities lending services; and (x) the fee payable to the Adviser. The payment or assumption by ProShare Advisors of any expenses of the Hedged FTSE Europe ETF and the Hedged FTSE Japan ETF that ProShare Advisors is not required by the investment advisory and management agreement to pay or assume shall not obligate ProShare Advisors to pay or assume the same or any similar expense of the Hedged FTSE Europe ETF and the Hedged FTSE Japan ETF on any subsequent occasion. The internal expenses of pooled investment vehicles in which the Hedged FTSE Europe ETF and the Hedged FTSE Japan ETF may invest (acquired fund fees and expenses) are not expenses of the Hedged FTSE Europe ETF and the Hedged FTSE Japan ETF and are not paid by ProShare Advisors.

All Funds

ProShare Advisors, from its own resources, including profits from advisory fees received from the Funds, also may make payments to broker-dealers and other financial institutions for their services and expenses incurred in connection with the distribution and promotion of the Funds’ Shares. In this regard, the Advisor or an affiliate of the Advisor, may directly or indirectly make cash payments to certain broker-dealers for participating in activities that are designed to make registered representatives and other professionals more knowledgeable about exchange traded products, including the Funds, or for other activities, such as participation in marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems. As of October 1, 2014, the Advisor had an arrangement to make payments, other than for the educational programs and marketing activities described above, only to Charles Schwab & Co., Inc. (“Schwab”). Pursuant to the arrangement with Schwab, Schwab has agreed to promote certain ProShares ETFs to Schwab’s customers and not to charge certain of its customers any commissions when those customers purchase or sell shares of certain ProShares ETFs. These payments, which may be significant, are paid by the Advisor from its own resources and not from the assets of the Funds.

A discussion regarding the basis for the Board of Trustees approving the Advisory Agreement of the Trust will be (or is) available in the Trust’s Annual and/or Semi-Annual Report to shareholders. The Investment Advisory fees paid, as well as any amounts reimbursed pursuant to the Expense Limitation Agreement, for the fiscal years ended May 31, 2012, May 31, 2013 and May 31, 2014 for each Fund that was operational as of each date are set forth below. Because the New Funds were not operational at the end of the Trust’s last fiscal year, information on investment advisory fees paid by the New Funds is not included in this SAI.

Fund	Investment Advisory Fees Paid during the Year Ended May 31, 2014	Reimbursements and Waivers by the Advisor during the Fiscal Year Ended May 31, 2014

DJ Brookfield Global Infrastructure ETF	$3,433	($41,667)
Global Listed Private Equity ETF	$28,407	($132,774)
Large Cap Core Plus	$1,597,773	($1,191,213)
S&P 500 Dividend Aristocrats ETF	$193,518	($195,618)
High Yield–Interest Rate Hedged	$322,333	($308,453)
Investment Grade–Interest Rate Hedged	$73,528	($144,739)
USD Covered Bond	$23,010	($145,812)
German Sovereign/Sub-Sovereign ETF	$16,462	($171,515)
Short Term USD Emerging Markets Bond ETF	$31,806	($80,643)
Hedge Replication ETF	$234,841	($227,708)
Merger ETF	$28,981	($145,488)
RAFI® Long/Short	$408,143	($124,835)

Fund	Investment Advisory Fees Paid during the Year Ended May 31, 2014	Reimbursements and Waivers by the Advisor during the Fiscal Year Ended May 31, 2014

30 Year TIPS/TSY Spread	$20,119	($131,357)
Short S&P500®	$13,208,387	$0
Short QQQ®	$1,381,428	($186,400)
Short Dow30SM	$2,121,612	($87,547)
Short MidCap400	$285,493	($67,023)
Short Russell2000	$3,658,115	($320,853)
Short SmallCap600	$152,550	($79,633)
UltraShort S&P500®	$12,635,722	$0
UltraShort QQQ®	$2,939,006	($291,235)
UltraShort Dow30SM	$1,868,378	($89,610)
UltraShort MidCap400	$101,740	($82,318)
UltraShort Russell2000	$2,039,756	($232,325)
UltraShort SmallCap600	$46,047	($84,396)
UltraPro Short S&P500®	$3,900,820	$0
UltraPro Short QQQ®	$1,598,845	($231,611)
UltraPro Short Dow30SM	$825,647	($84,462)
UltraPro Short MidCap400	$49,131	($86,240)
UltraPro Short Russell2000	$489,032	($114,850)
Short Basic Materials	$18,935	($85,203)
Short Financials	$236,486	($81,481)
Short Oil & Gas	$21,580	($84,539)
Short Real Estate	$316,851	($78,137)
Short S&P Regional Banking	$12,784	($84,742)
UltraShort Basic Materials	$167,308	($78,264)
UltraShort Nasdaq Biotechnology	$131,192	($87,276)
UltraShort Consumer Goods	$37,460	($84,726)
UltraShort Consumer Services	$42,100	($85,138)
UltraShort Financials	$782,986	($83,862)
UltraShort Health Care	$20,806	($85,043)
UltraShort Industrials	$36,405	($84,941)
UltraShort Oil & Gas	$457,719	($70,451)
UltraShort Real Estate	$395,174	($85,246)
UltraShort Semiconductors	$60,008	($84,749)
UltraShort Technology	$47,654	($85,311)
UltraShort Telecommunications	$8,332	($85,488)
UltraShort Utilities	$33,987	($85,431)
UltraPro Short Financials	$21,920	($77,162)
Short MSCI EAFE	$613,041	($55,652)
Short MSCI Emerging Markets	$2,161,138	$0
Short FTSE China 50	$53,446	($87,711)
UltraShort MSCI EAFE	$56,942	($100,572)
UltraShort MSCI Emerging Markets	$581,174	($73,966)
UltraShort FTSE Europe	$337,255	($71,458)
UltraShort MSCI Pacific ex-Japan	$11,118	($105,667)
UltraShort MSCI Brazil Capped	$127,875	($97,300)
UltraShort FTSE China 50	$904,346	($127,628)
UltraShort MSCI Japan	$78,475	($101,530)
UltraShort MSCI Mexico Capped IMI	$9,948	($106,382)
Short 7-10 Year Treasury	$442,326	($72,247)
Short 20+ Year Treasury	$11,102,649	$0

Fund	Investment Advisory Fees Paid during the Year Ended May 31, 2014	Reimbursements and Waivers by the Advisor during the Fiscal Year Ended May 31, 2014

Short High Yield	$419,259	($88,851)
Short Investment Grade Corporate	$31,507	($101,924)
UltraShort 3-7 Year Treasury	$31,137	($84,602)
UltraShort 7-10 Year Treasury	$2,323,291	($41,396)
UltraShort 20+ Year Treasury	$31,485,799	$0
UltraShort TIPS	$84,641	($83,834)
UltraPro Short 20+ Year Treasury	$752,924	($69,669)
Ultra S&P500®	$18,156,389	$0
Ultra QQQ®	$4,856,525	($472,770)
Ultra Dow30SM	$2,040,078	($115,875)
Ultra MidCap400	$5,678,512	$0
Ultra Russell2000	$7,652,068	($1,085,833)
Ultra SmallCap600	$206,961	($232,243)
UltraPro S&P500®	$4,175,949	($4,007)
UltraPro QQQ®	$3,120,727	($380,692)
UltraPro Dow30SM	$748,204	($121,088)
UltraPro MidCap400	$269,697	($171,991)
UltraPro Russell2000	$1,339,933	($564,268)
Ultra Basic Materials	$859,311	($136,361)
Ultra Nasdaq Biotechnology	$1,723,167	($304,102)
Ultra Consumer Goods	$99,917	($141,150)
Ultra Consumer Services	$167,941	($139,731)
Ultra Financials	$6,095,955	($130,065)
Ultra Health Care	$669,446	($143,366)
Ultra Industrials	$213,301	($148,680)
Ultra Oil & Gas	$1,045,410	($139,708)
Ultra Real Estate	$2,515,962	($159,448)
Ultra S&P Regional Banking	$128,633	($127,312)
Ultra Semiconductors	$225,560	($122,440)
Ultra Technology	$954,526	($147,367)
Ultra Telecommunications	$46,642	($125,076)
Ultra Utilities	$120,863	($127,169)
UltraPro Financials	$173,819	($126,031)
Ultra MSCI EAFE	$138,523	($96,634)
Ultra MSCI Emerging Markets	$286,465	($89,814)
Ultra FTSE Europe	$152,663	($80,292)
Ultra MSCI Pacific ex-Japan	$15,711	($105,488)
Ultra MSCI Brazil Capped	$57,649	($103,779)
Ultra FTSE China 50	$293,170	($93,873)
Ultra MSCI Japan	$243,922	($87,883)
Ultra MSCI Mexico Capped IMI	$36,037	($104,949)
Ultra 7-10 Year Treasury	$3,580,301	($30,130)
Ultra 20+ Year Treasury	$155,146	($116,798)
Ultra High Yield	$22,121	($156,454)
Ultra Investment Grade Corporate	$27,158	($143,344)

Fund	Investment Advisory Fees Paid during the Year Ended May 31, 2013	Reimbursements and Waivers by the Advisor during the Fiscal Year Ended May 31, 2013

Global Listed Private Equity ETF	$6,521	($50,457)
Large Cap Core Plus	$678,164	($300,763)
High Yield–Interest Rate Hedged	$3,277	($35,304)
USD Covered Bond	$37,862	($71,651)
German Sovereign/Sub-Sovereign ETF	$14,378	($100,580)
Hedge Replication ETF	$217,335	($197,656)
Merger ETF	$16,813	($78,786)
RAFI® Long/Short	$124,344	($120,648)
30 Year TIPS/TSY Spread	$21,800	($70,939)
Short S&P500®	$13,890,035	$0
Short QQQ®	$1,684,155	($210,803)
Short Dow30SM	$1,976,707	($109,379)
Short MidCap400	$191,650	($75,017)
Short Russell2000	$3,208,237	($327,982)
Short SmallCap600	$261,798	($72,938)
UltraShort S&P500®	$14,159,785	$0
UltraShort QQQ®	$3,327,064	($347,112)
UltraShort Dow30SM	$2,137,050	($108,215)
UltraShort MidCap400	$210,363	($67,617)
UltraShort Russell2000	$2,382,495	($311,491)
UltraShort SmallCap600	$86,862	($80,077)
UltraPro Short S&P500®	$3,964,326	$0
UltraPro Short QQQ®	$1,244,248	($207,185)
UltraPro Short Dow30SM	$702,290	($97,767)
UltraPro Short MidCap400	$59,947	($87,989)
UltraPro Short Russell2000	$503,875	($128,239)
Short Basic Materials	$59,750	($88,078)
Short Financials	$536,457	($92,135)
Short Oil & Gas	$37,322	($81,862)
Short Real Estate	$190,418	($94,489)
Short S&P Regional Banking	$29,138	($85,983)
UltraShort Basic Materials	$309,026	($67,083)
UltraShort Nasdaq Biotechnology	$37,171	($97,176)
UltraShort Consumer Goods	$20,889	($84,630)
UltraShort Consumer Services	$54,551	($86,065)
UltraShort Financials	$1,368,409	($115,102)
UltraShort Health Care	$34,221	($83,343)
UltraShort Industrials	$47,106	($84,155)
UltraShort Oil & Gas	$524,733	($94,716)
UltraShort Real Estate	$816,831	($123,948)
UltraShort Semiconductors	$88,521	($82,890)
UltraShort Technology	$79,132	($84,864)
UltraShort Telecommunications	$14,215	($82,775)
UltraShort Utilities	$20,358	($83,487)
UltraPro Short Financials	$14,852	($45,243)
Short MSCI EAFE	$1,216,522	($129,054)
Short MSCI Emerging Markets	$1,891,510	($105,816)
Short FTSE China 50	$65,328	($91,438)
UltraShort MSCI EAFE	$97,285	($79,096)
UltraShort MSCI Emerging Markets	$556,811	($107,216)

Fund	Investment Advisory Fees Paid during the Year Ended May 31, 2013	Reimbursements and Waivers by the Advisor during the Fiscal Year Ended May 31, 2013

UltraShort FTSE Europe	$1,009,557	($183,551)
UltraShort MSCI Pacific ex-Japan	$14,107	($109,807)
UltraShort MSCI Brazil Capped	$119,882	($101,697)
UltraShort FTSE China 50	$1,116,506	($149,965)
UltraShort MSCI Japan	$73,052	($106,613)
UltraShort MSCI Mexico Capped IMI	$13,942	($110,278)
Short 7-10 Year Treasury	$142,840	($85,356)
Short 20+ Year Treasury	$6,510,795	($1,300)
Short High Yield	$307,318	($100,222)
Short Investment Grade Corporate	$29,809	($105,121)
UltraShort 3-7 Year Treasury	$36,011	($86,567)
UltraShort 7-10 Year Treasury	$2,284,161	($60,804)
UltraShort 20+ Year Treasury	$23,530,452	$0
UltraShort TIPS	$33,436	($86,399)
UltraPro Short 20+ Year Treasury	$201,608	($49,571)
Ultra S&P500®	$12,049,231	$0
Ultra QQQ®	$4,594,523	($462,111)
Ultra Dow30SM	$1,639,801	($132,710)
Ultra MidCap400	$2,600,721	$0
Ultra Russell2000	$3,980,409	($582,849)
Ultra SmallCap600	$167,856	($141,261)
UltraPro S&P500®	$2,272,319	($108,655)
UltraPro QQQ®	$1,791,212	($274,876)
UltraPro Dow30SM	$380,515	($120,937)
UltraPro MidCap400	$199,649	($128,869)
UltraPro Russell2000	$633,883	($343,289)
Ultra Basic Materials	$1,165,567	($142,601)
Ultra Nasdaq Biotechnology	$349,458	($171,277)
Ultra Consumer Goods	$118,782	($129,013)
Ultra Consumer Services	$96,539	($134,279)
Ultra Financials	$5,755,793	($164,160)
Ultra Health Care	$380,988	($119,565)
Ultra Industrials	$154,829	($139,231)
Ultra Oil & Gas	$1,585,598	($163,130)
Ultra Real Estate	$2,783,667	($136,930)
Ultra S&P Regional Banking	$27,873	($125,565)
Ultra Semiconductors	$258,338	($117,834)
Ultra Technology	$616,590	($137,177)
Ultra Telecommunications	$33,979	($125,696)
Ultra Utilities	$132,374	($124,574)
UltraPro Financials	$29,794	($81,727)
Ultra MSCI EAFE	$82,050	($102,405)
Ultra MSCI Emerging Markets	$241,918	($73,550)
Ultra FTSE Europe	$52,457	($100,840)
Ultra MSCI Pacific ex-Japan	$20,173	($110,083)
Ultra MSCI Brazil Capped	$86,115	($105,733)
Ultra FTSE China 50	$250,343	($91,294)
Ultra MSCI Japan	$149,833	($114,024)
Ultra MSCI Mexico Capped IMI	$24,007	($109,759)
Ultra 7-10 Year Treasury	$2,522,238	($119,392)

Fund	Investment Advisory Fees Paid during the Year Ended May 31, 2013	Reimbursements and Waivers by the Advisor during the Fiscal Year Ended May 31, 2013

Ultra 20+ Year Treasury	$137,912	($128,045)
Ultra High Yield	$36,919	($114,264)
Ultra Investment Grade Corporate	$37,133	($103,998)

Fund	Investment Advisory Fees Paid during the Year Ended May 31, 2012	Reimbursements and Waivers by the Advisor during the Fiscal Year Ended May 31, 2012

Large Cap Core Plus	$741,251	($140,171)
USD Covered Bond	$1,243	($33,137)
German Sovereign/Sub-Sovereign ETF	$5,015	($49,035)
Hedge Replication ETF	$102,387	($138,079)
RAFI® Long/Short	$129,742	($97,484)
30 Year TIPS/TSY Spread	$8,640	($41,271)
Short S&P500®	$16,212,601	$0.00
Short QQQ®	$1,920,149	($226,567)
Short Dow30SM	$2,055,174	($64,174)
Short MidCap400	$292,869	($60,793)
Short Russell2000	$3,479,133	($355,832)
Short SmallCap600	$273,116	($59,970)
UltraShort S&P500®	$16,547,129	$0.00
UltraShort QQQ®	$4,889,437	($451,873)
UltraShort Dow30SM	$2,463,951	($58,860)
UltraShort MidCap400	$297,995	($54,976)
UltraShort Russell2000	$2,817,667	($313,916)
UltraShort SmallCap600	$157,301	($72,547)
UltraPro Short S&P500®	$3,678,309	$0.00
UltraPro Short QQQ®	$846,528	($143,185)
UltraPro Short Dow30SM	$471,054	($69,532)
UltraPro Short MidCap400	$83,444	($84,319)
UltraPro Short Russell2000	$483,760	($103,825)
Short Basic Materials	$56,795	($87,378)
Short Financials	$865,023	($73,603)
Short Oil & Gas	$73,019	($88,063)
Short Real Estate	$259,726	($77,887)
Short S&P Regional Banking	$111,760	($82,611)
UltraShort Basic Materials	$600,023	($107,885)
UltraShort Nasdaq Biotechnology	$24,531	($90,382)
UltraShort Consumer Goods	$35,676	($88,395)
UltraShort Consumer Services	$89,147	($88,339)
UltraShort Financials	$2,482,290	($76,871)
UltraShort Health Care	$27,360	($88,205)
UltraShort Industrials	$64,675	($86,279)
UltraShort Oil & Gas	$730,842	($74,415)
UltraShort Real Estate	$1,225,535	($121,316)
UltraShort Semiconductors	$140,871	($78,777)
UltraShort Technology	$109,135	($84,450)
UltraShort Telecommunications	$18,886	($88,755)
UltraShort Utilities	$25,748	($89,139)
Short MSCI EAFE	$1,548,896	($150,730)

Fund	Investment Advisory Fees Paid during the Year Ended May 31, 2012	Reimbursements and Waivers by the Advisor during the Fiscal Year Ended May 31, 2012

Short MSCI Emerging Markets	$1,865,531	($130,505)
Short FTSE China 50	$77,656	($88,647)
UltraShort MSCI EAFE	$167,720	($84,378)
UltraShort MSCI Emerging Markets	$706,973	($88,086)
UltraShort FTSE Europe	$895,296	($123,451)
UltraShort MSCI Pacific ex-Japan	$18,842	($112,385)
UltraShort MSCI Brazil Capped	$108,209	($102,679)
UltraShort FTSE China 50	$1,442,875	($146,242)
UltraShort MSCI Japan	$142,190	($119,874)
UltraShort MSCI Mexico Capped IMI	$18,150	($113,389)
Short 7-10 Year Treasury	$120,947	($60,086)
Short 20+ Year Treasury	$6,533,144	$0.00
Short High Yield	$276,549	($82,739)
Short Investment Grade Corporate	$22,821	($64,492)
UltraShort 3-7 Year Treasury	$32,905	($48,514)
UltraShort 7-10 Year Treasury	$3,041,604	$0.00
UltraShort 20+ Year Treasury	$30,485,040	$0.00
UltraShort TIPS	$21,024	($60,116)
UltraPro Short 20+ Year Treasury	$5,560	($33,449)
Ultra S&P500®	$11,740,906	$0.00
Ultra QQQ®	$5,140,839	($441,792)
Ultra Dow30SM	$2,049,852	($100,105)
Ultra MidCap400	$1,055,188	($72,040)
Ultra Russell2000	$1,750,761	($636,656)
Ultra SmallCap600	$258,652	($110,351)
UltraPro S&P500®	$2,257,233	($150,068)
UltraPro QQQ®	$1,322,947	($232,512)
UltraPro Dow30SM	$447,314	($103,136)
UltraPro MidCap400	$247,810	($146,861)
UltraPro Russell2000	$632,967	($370,002)
Ultra Basic Materials	$1,809,666	($118,555)
Ultra Nasdaq Biotechnology	$153,573	($145,468)
Ultra Consumer Goods	$96,029	($130,420)
Ultra Consumer Services	$76,701	($144,913)
Ultra Financials	$6,335,481	($89,985)
Ultra Health Care	$301,573	($116,534)
Ultra Industrials	$216,148	($127,545)
Ultra Oil & Gas	$2,105,181	($152,214)
Ultra Real Estate	$2,894,870	($91,258)
Ultra S&P Regional Banking	$29,919	($131,928)
Ultra Semiconductors	$339,654	($111,799)
Ultra Technology	$754,737	($143,436)
Ultra Telecommunications	$30,122	($128,886)
Ultra Utilities	$122,421	($122,428)
Ultra MSCI EAFE	$58,868	($89,487)
Ultra MSCI Emerging Markets	$193,322	($98,008)
Ultra FTSE Europe	$21,051	($112,639)
Ultra MSCI Pacific ex-Japan	$22,453	($112,195)
Ultra MSCI Brazil Capped	$101,072	($102,786)
Ultra FTSE China 50	$234,114	($84,026)

Fund	Investment Advisory Fees Paid during the Year Ended May 31, 2012	Reimbursements and Waivers by the Advisor during the Fiscal Year Ended May 31, 2012

Ultra MSCI Japan	$206,899	($112,183)
Ultra MSCI Mexico Capped IMI	$12,673	($113,496)
Ultra 7-10 Year Treasury	$903,969	($127,716)
Ultra 20+ Year Treasury	$147,890	($117,254)
Ultra High Yield	$24,012	($66,039)
Ultra Investment Grade Corporate	$20,205	($57,033)

During the fiscal year ended May 31, 2014, the Advisor recouped $11,158, $151,001 and $165,244 from the Short MSCI Emerging Markets, the Short 20+ Year Treasury and the Ultra MidCap400, respectively, pursuant to an Investment Advisory Agreement and the Expense Limitation Agreement between the Advisor and the Trust, on behalf of each Fund.

Management Services Agreement

ProShare Advisors, pursuant to a separate Management Services Agreement, performs certain administrative services on behalf of the Funds, such as negotiating, coordinating and implementing the Trust’s contractual obligations with the Funds’ service providers; monitoring, overseeing and reviewing the performance of such service providers to ensure adherence to applicable contractual obligations; and preparing or coordinating reports and presentations to the Board of Trustees with respect to such service providers as requested or as deemed necessary. For these services, the Trust pays to ProShare Advisors a fee at the annual rate of 0.10% of average daily net assets for each of the Funds. ProShare Advisors has entered into an Advisory and Management Services Fee Waiver Agreement that waives this management services fee for the Morningstar Alternatives Solution ETF through at least October 31, 2016. Prior to this date, ProShare Advisors may not terminate the arrangement without the approval of the Board.

For the three most recent fiscal years, each Fund that was operational for the period indicated paid ProShare Advisors the amount set forth below pursuant to the Management Services Agreement. Because the New Funds were not operational at the end of the Trust’s last fiscal year, information on fees paid pursuant to the Management Services Agreement by the New Funds is not included in this SAI.

Fund	Fees Paid during the Fiscal Year Ended May 31, 2014

DJ Brookfield Global Infrastructure ETF	$763
Global Listed Private Equity ETF	$5,681
Large Cap Core Plus	$213,035
S&P 500 Dividend Aristocrats ETF	$55,291
High Yield–Interest Rate Hedged	$64,466
Investment Grade–Interest Rate Hedged	$24,509
USD Covered Bond	$6,574
German Sovereign/Sub-Sovereign ETF	$4,703
Short Term USD Emerging Markets Bond ETF	$6,361
Hedge Replication ETF	$31,312
Merger ETF	$3,864
RAFI® Long/Short	$54,419
30 Year TIPS/TSY Spread	$3,658
Short S&P500®	$1,761,840
Short QQQ®	$184,189
Short Dow30SM	$282,880
Short MidCap400	$38,065
Short Russell2000	$487,745
Short SmallCap600	$20,340
UltraShort S&P500®	$1,686,077
UltraShort QQQ®	$391,865
UltraShort Dow30SM	$249,115
UltraShort MidCap400	$13,565
UltraShort Russell2000	$271,965

Fund	Fees Paid during the Fiscal Year Ended May 31, 2014

UltraShort SmallCap600	$6,140
UltraPro Short S&P500®	$520,105
UltraPro Short QQQ®	$213,178
UltraPro Short Dow30SM	$110,085
UltraPro Short MidCap400	$6,551
UltraPro Short Russell2000	$65,204
Short Basic Materials	$2,525
Short Financials	$31,531
Short Oil & Gas	$2,877
Short Real Estate	$42,246
Short S&P Regional Banking	$1,704
UltraShort Basic Materials	$22,308
UltraShort Nasdaq Biotechnology	$17,510
UltraShort Consumer Goods	$4,995
UltraShort Consumer Services	$5,613
UltraShort Financials	$104,397
UltraShort Health Care	$2,774
UltraShort Industrials	$4,854
UltraShort Oil & Gas	$61,029
UltraShort Real Estate	$52,689
UltraShort Semiconductors	$8,001
UltraShort Technology	$6,354
UltraShort Telecommunications	$1,111
UltraShort Utilities	$4,531
UltraPro Short Financials	$2,923
Short MSCI EAFE	$81,738
Short MSCI Emerging Markets	$288,150
Short FTSE China 50	$7,126
UltraShort MSCI EAFE	$7,592
UltraShort MSCI Emerging Markets	$77,489
UltraShort FTSE Europe	$44,967
UltraShort MSCI Pacific ex-Japan	$1,482
UltraShort MSCI Brazil Capped	$17,050
UltraShort FTSE China 50	$120,579
UltraShort MSCI Japan	$10,463
UltraShort MSCI Mexico Capped IMI	$1,327
Short 7-10 Year Treasury	$58,976
Short 20+ Year Treasury	$1,480,342
Short High Yield	$55,901
Short Investment Grade Corporate	$4,201
UltraShort 3-7 Year Treasury	$4,151
UltraShort 7-10 Year Treasury	$309,770
UltraShort 20+ Year Treasury	$4,196,638
UltraShort TIPS	$11,285
UltraPro Short 20+ Year Treasury	$100,389
Ultra S&P500®	$2,419,460
Ultra QQQ®	$647,532
Ultra Dow30SM	$272,009
Ultra MidCap400	$757,129
Ultra Russell2000	$1,019,382
Ultra SmallCap600	$27,595
UltraPro S&P500®	$556,021

Fund	Fees Paid during the Fiscal Year Ended May 31, 2014

UltraPro QQQ®	$416,094
UltraPro Dow30SM	$99,760
UltraPro MidCap400	$35,959
UltraPro Russell2000	$178,657
Ultra Basic Materials	$114,574
Ultra Nasdaq Biotechnology	$229,554
Ultra Consumer Goods	$13,322
Ultra Consumer Services	$22,392
Ultra Financials	$812,788
Ultra Health Care	$89,259
Ultra Industrials	$28,440
Ultra Oil & Gas	$139,387
Ultra Real Estate	$335,459
Ultra S&P Regional Banking	$17,151
Ultra Semiconductors	$30,074
Ultra Technology	$127,269
Ultra Telecommunications	$6,219
Ultra Utilities	$16,115
UltraPro Financials	$23,176
Ultra MSCI EAFE	$18,470
Ultra MSCI Emerging Markets	$38,195
Ultra FTSE Europe	$20,355
Ultra MSCI Pacific ex-Japan	$2,095
Ultra MSCI Brazil Capped	$7,687
Ultra FTSE China 50	$39,089
Ultra MSCI Japan	$32,523
Ultra MSCI Mexico Capped IMI	$4,805
Ultra 7-10 Year Treasury	$477,308
Ultra 20+ Year Treasury	$20,686
Ultra High Yield	$2,949
Ultra Investment Grade Corporate	$3,621

Fund	Fees Paid during the Fiscal Year Ended May 31, 2013

Global Listed Private Equity ETF	$1,304
Large Cap Core Plus	$90,421
High Yield–Interest Rate Hedged	$655
USD Covered Bond	$10,818
German Sovereign/Sub-Sovereign ETF	$4,108
Hedge Replication ETF	$28,978
Merger ETF	$2,242
RAFI® Long/Short	$16,579
30 Year TIPS/TSY Spread	$3,964
Short S&P500®	$1,851,983
Short QQQ®	$224,551
Short Dow30SM	$263,558
Short MidCap400	$25,553
Short Russell2000	$427,760
Short SmallCap600	$34,906
UltraShort S&P500®	$1,887,950
UltraShort QQQ®	$443,603

Fund	Fees Paid during the Fiscal Year Ended May 31, 2013

UltraShort Dow30SM	$284,937
UltraShort MidCap400	$28,048
UltraShort Russell2000	$317,662
UltraShort SmallCap600	$11,581
UltraPro Short S&P500®	$528,571
UltraPro Short QQQ®	$165,898
UltraPro Short Dow30SM	$93,638
UltraPro Short MidCap400	$7,993
UltraPro Short Russell2000	$67,183
Short Basic Materials	$7,966
Short Financials	$71,527
Short Oil & Gas	$4,976
Short Real Estate	$25,389
Short S&P Regional Banking	$3,885
UltraShort Basic Materials	$41,203
UltraShort Nasdaq Biotechnology	$4,956
UltraShort Consumer Goods	$2,785
UltraShort Consumer Services	$7,273
UltraShort Financials	$182,452
UltraShort Health Care	$4,563
UltraShort Industrials	$6,281
UltraShort Oil & Gas	$69,964
UltraShort Real Estate	$108,910
UltraShort Semiconductors	$11,803
UltraShort Technology	$10,551
UltraShort Telecommunications	$1,895
UltraShort Utilities	$2,714
UltraPro Short Financials	$1,980
Short MSCI EAFE	$162,201
Short MSCI Emerging Markets	$252,198
Short FTSE China 50	$8,710
UltraShort MSCI EAFE	$12,971
UltraShort MSCI Emerging Markets	$74,241
UltraShort FTSE Europe	$134,606
UltraShort MSCI Pacific ex-Japan	$1,881
UltraShort MSCI Brazil Capped	$15,984
UltraShort FTSE China 50	$148,866
UltraShort MSCI Japan	$9,740
UltraShort MSCI Mexico Capped IMI	$1,859
Short 7-10 Year Treasury	$19,045
Short 20+ Year Treasury	$868,096
Short High Yield	$40,975
Short Investment Grade Corporate	$3,975
UltraShort 3-7 Year Treasury	$4,801
UltraShort 7-10 Year Treasury	$304,551
UltraShort 20+ Year Treasury	$3,137,358
UltraShort TIPS	$4,458
UltraPro Short 20+ Year Treasury	$26,881
Ultra S&P500®	$1,606,547
Ultra QQQ®	$612,596
Ultra Dow30SM	$218,638
Ultra MidCap400	$346,759

Fund	Fees Paid during the Fiscal Year Ended May 31, 2013

Ultra Russell2000	$530,716
Ultra SmallCap600	$22,381
UltraPro S&P500®	$302,972
UltraPro QQQ®	$238,825
UltraPro Dow30SM	$50,735
UltraPro MidCap400	$26,620
UltraPro Russell2000	$84,517
Ultra Basic Materials	$155,407
Ultra Nasdaq Biotechnology	$46,594
Ultra Consumer Goods	$15,838
Ultra Consumer Services	$12,872
Ultra Financials	$767,430
Ultra Health Care	$50,798
Ultra Industrials	$20,644
Ultra Oil & Gas	$211,410
Ultra Real Estate	$371,151
Ultra S&P Regional Banking	$3,716
Ultra Semiconductors	$34,445
Ultra Technology	$82,211
Ultra Telecommunications	$4,530
Ultra Utilities	$17,650
UltraPro Financials	$3,972
Ultra MSCI EAFE	$10,940
Ultra MSCI Emerging Markets	$32,255
Ultra FTSE Europe	$6,994
Ultra MSCI Pacific ex-Japan	$2,690
Ultra MSCI Brazil Capped	$11,482
Ultra FTSE China 50	$33,379
Ultra MSCI Japan	$19,977
Ultra MSCI Mexico Capped IMI	$3,201
Ultra 7-10 Year Treasury	$336,294
Ultra 20+ Year Treasury	$18,388
Ultra High Yield	$4,923
Ultra Investment Grade Corporate	$4,951

Fund	Fees Paid during the Fiscal Year Ended May 31, 2012

Large Cap Core Plus	$98,832
USD Covered Bond	$355
German Sovereign/Sub-Sovereign ETF	$1,433
Hedge Replication ETF	$13,651
RAFI® Long/Short	$17,299
30 Year TIPS/TSY Spread	$1,571
Short S&P500®	$2,161,658
Short QQQ®	$256,017
Short Dow30SM	$274,020
Short MidCap400	$39,049
Short Russell2000	$463,880
Short SmallCap600	$36,415
UltraShort S&P500®	$2,206,262

Fund	Fees Paid during the Fiscal Year Ended May 31, 2012

UltraShort QQQ®	$651,918
UltraShort Dow30SM	$328,524
UltraShort MidCap400	$39,732
UltraShort Russell2000	$375,685
UltraShort SmallCap600	$20,973
UltraPro Short S&P500®	$490,436
UltraPro Short QQQ®	$112,869
UltraPro Short Dow30SM	$62,806
UltraPro Short MidCap400	$11,126
UltraPro Short Russell2000	$64,501
Short Basic Materials	$7,572
Short Financials	$115,335
Short Oil & Gas	$9,736
Short Real Estate	$34,630
Short S&P Regional Banking	$14,901
UltraShort Basic Materials	$80,002
UltraShort Nasdaq Biotechnology	$3,271
UltraShort Consumer Goods	$4,757
UltraShort Consumer Services	$11,886
UltraShort Financials	$330,969
UltraShort Health Care	$3,648
UltraShort Industrials	$8,623
UltraShort Oil & Gas	$97,445
UltraShort Real Estate	$163,403
UltraShort Semiconductors	$18,783
UltraShort Technology	$14,551
UltraShort Telecommunications	$2,518
UltraShort Utilities	$3,433
Short MSCI EAFE	$206,517
Short MSCI Emerging Markets	$248,735
Short FTSE China 50	$10,354
UltraShort MSCI EAFE	$22,363
UltraShort MSCI Emerging Markets	$94,262
UltraShort FTSE Europe	$119,372
UltraShort MSCI Pacific ex-Japan	$2,512
UltraShort MSCI Brazil Capped	$14,428
UltraShort FTSE China 50	$192,381
UltraShort MSCI Japan	$18,958
UltraShort MSCI Mexico Capped IMI	$2,420
Short 7-10 Year Treasury	$16,126
Short 20+ Year Treasury	$871,077
Short High Yield	$36,873
Short Investment Grade Corporate	$3,043
UltraShort 3-7 Year Treasury	$4,387
UltraShort 7-10 Year Treasury	$405,543
UltraShort 20+ Year Treasury	$4,064,632
UltraShort TIPS	$2,803
UltraPro Short 20+ Year Treasury	$741
Ultra S&P500®	$1,565,438
Ultra QQQ®	$685,438
Ultra Dow30SM	$273,311
Ultra MidCap400	$140,690

Fund	Fees Paid during the Fiscal Year Ended May 31, 2012

Ultra Russell2000	$233,432
Ultra SmallCap600	$34,487
UltraPro S&P500®	$300,961
UltraPro QQQ®	$176,391
UltraPro Dow30SM	$59,641
UltraPro MidCap400	$33,041
UltraPro Russell2000	$84,395
Ultra Basic Materials	$241,286
Ultra Nasdaq Biotechnology	$20,476
Ultra Consumer Goods	$12,804
Ultra Consumer Services	$10,227
Ultra Financials	$844,722
Ultra Health Care	$40,209
Ultra Industrials	$28,819
Ultra Oil & Gas	$280,688
Ultra Real Estate	$385,979
Ultra S&P Regional Banking	$3,989
Ultra Semiconductors	$45,287
Ultra Technology	$100,631
Ultra Telecommunications	$4,016
Ultra Utilities	$16,323
Ultra MSCI EAFE	$7,849
Ultra MSCI Emerging Markets	$25,776
Ultra FTSE Europe	$2,807
Ultra MSCI Pacific ex-Japan	$2,994
Ultra MSCI Brazil Capped	$13,476
Ultra FTSE China 50	$31,215
Ultra MSCI Japan	$27,586
Ultra MSCI Mexico Capped IMI	$1,690
Ultra 7-10 Year Treasury	$120,528
Ultra 20+ Year Treasury	$19,719
Ultra High Yield	$3,201
Ultra Investment Grade Corporate	$2,694

CODE OF ETHICS

The Trust, the Advisor and the Distributor each have adopted a consolidated code of ethics (the “COE”), under Rule 17j-1 under the 1940 Act, which is reasonably designed to ensure that all acts, practices and courses of business engaged in by personnel of the Trust, the Advisor and the Distributor reflect high standards of conduct and comply with the requirements of the federal securities. There can be no assurance that the COE will be effective in preventing deceptive, manipulative or fraudulent activities. The COE permits personnel subject to it to invest in securities, including securities that may be held or purchased by a Fund; however, such transactions are reported on a regular basis. The Advisor’s personnel that are Access Persons, as the terms is defined in the COE, subject to the COE are also required to report transactions in registered open-ended investment companies advised or sub-advised by the Advisor. The COE is on file with the SEC and is available to the public.

PROXY VOTING POLICY AND PROCEDURES

Background

The Board of Trustees has adopted policies and procedures with respect to voting proxies relating to portfolio securities of the Funds, pursuant to which the Board of Trustees has delegated responsibility for voting such proxies to the Advisor subject to the Board of Trustees’ continuing oversight.

Policies and Procedures

The Advisor’s proxy voting policies and procedures (the “Guidelines”) are reasonably designed to maximize shareholder value and protect shareowner interests when voting proxies. The Advisor’s Brokerage Allocation and Proxy Voting Review Committee (the “Proxy Committee”) exercises and documents the Advisor’s responsibilities with regard to voting of client proxies. The Proxy Committee is composed of employees of the Advisor. The Proxy Committee reviews and monitors the effectiveness of the Guidelines.

To assist the Advisor in its responsibility for voting proxies and the overall proxy voting process, the Advisor has retained Institutional Shareholder Services (“ISS”) as an expert in the proxy voting and corporate governance area. ISS is a subsidiary of Vestar Capital Partners VI, L.P., a leading U.S. middle market private equity firm specializing in management buyouts and growth capital investments. The services provided by ISS include in-depth research, global issuer analysis and voting recommendations as well as vote execution, reporting and record keeping. ISS issues quarterly reports for the Advisor to review to assure proxies are being voted properly. The Advisor and ISS also perform spot checks intra-quarter to match the voting activity with available shareholder meeting information. ISS’s management meets regularly to discuss its approach to new developments and amendments to existing policies. Information on such developments or amendments in turn is provided to the Proxy Committee. The Proxy Committee reviews and, as necessary, may amend periodically the Guidelines to address new or revised proxy voting policies or procedures.

The Guidelines are maintained and implemented by ISS and are an extensive list of common proxy voting issues with recommended voting actions based on the overall goal of achieving maximum shareholder value and protection of shareholder interests. Generally, proxies are voted in accordance with the voting recommendations contained in the Guidelines. If necessary, the Advisor will be consulted by ISS on non-routine issues. Proxy issues identified in the Guidelines include but are not limited to:

•	Election of Directors—considering factors such as director qualifications, term of office and age limits.

•	Proxy Contests—considering factors such as voting for nominees in contested elections and reimbursement of expenses.

•	Election of Auditors—considering factors such as independence and reputation of the auditing firm.

•	Proxy Contest Defenses—considering factors such as board structure and cumulative voting.

•	Tender Offer Defenses—considering factors such as poison pills (stock purchase rights plans) and fair price provisions.

•	Miscellaneous Governance Issues—considering factors such as confidential voting and equal access.

•	Capital Structure—considering factors such as common stock authorization and stock distributions.

•	Executive and Director Compensation—considering factors such as performance goals and employee stock purchase plans.

•	State of Incorporation—considering factors such as state takeover statutes and voting on reincorporation proposals.

•	Mergers and Corporate Restructuring—considering factors such as spin-offs and asset sales.

•	Mutual Fund Proxy Voting—considering factors such as election of directors and proxy contests.

•	Social and Corporate Responsibility Issues—considering factors such as social and environmental issues as well as labor issues.

A full description of each guideline and voting policy is maintained by the Advisor, and a complete copy of the Guidelines is available upon request.

Conflicts of Interest

From time to time, proxy issues may pose a material conflict of interest between Fund shareholders and the Advisor, the Distributor or any affiliates thereof. Due to the limited nature of the Advisor’s activities (e.g., no underwriting business, no publicly traded affiliates, no investment banking activities and no research recommendations), conflicts of interest are likely to be infrequent. Nevertheless, it shall be the duty of the Proxy Committee to monitor potential conflicts of interest. In the event a conflict of interest arises, the Advisor will direct ISS to use its independent judgment to vote affected proxies in accordance with approved guidelines. The Proxy Committee will disclose to the Board of Trustees the voting issues that created the conflict of interest and the manner in which such proxies were voted.

Record of Proxy Voting

The Advisor, with the assistance of ISS, shall maintain for a period of at least five years a record of each proxy statement received and materials that were considered when the proxy was voted during the calendar year. Information on how the Funds voted proxies relating to portfolio securities for the 12-month (or shorter) period ended June 30 will be available (1) without charge, upon request, by calling the Advisor at 866-PRO-5125, (2) on the Trust’s website, and (3) on the SEC’s website at http://www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS POLICY

The Trust has adopted a policy regarding the disclosure of information about each Fund’s portfolio holdings, which is reviewed on an annual basis. The Board of Trustees must approve all material amendments to this policy. A complete schedule of each Fund’s portfolio holdings as of the end of each fiscal quarter will be filed with the SEC (and publicly available) within 60 days of the end of the first and third fiscal quarters and within 70 days of the second and fourth quarters. In addition, each Fund’s portfolio holdings will be publicly disseminated each day the Funds are open for business via the Funds’ website at www.ProShares.com.

The portfolio composition file (“PCF”) and the IOPV file, which contain equivalent portfolio holdings information, will be made available as frequently as daily to the Funds’ service providers to facilitate the provision of services to the Funds and to certain other entities (“Entities”) in connection with the dissemination of information necessary for transactions in Creation Units, as contemplated by exemptive orders issued by the SEC and other legal and business requirements pursuant to which the Funds create and redeem Shares. Entities are generally limited to National Securities Clearing Corporation (“NSCC”) members and subscribers to various fee-based services, including large institutional investors (“Authorized Participants”) that have been authorized by the Distributor to purchase and redeem Creation Units and other institutional market participants that provide information services. Each business day, Fund portfolio holdings information will be provided to the Distributor or other agent for dissemination through the facilities of the NSCC and/or through other fee-based services to NSCC members and/or subscribers to the fee-based services, including Authorized Participants, and to entities that publish and/or analyze such information in connection with the process of purchasing or redeeming Creation Units or trading Shares of Funds in the secondary market.

Daily access to the PCF and IOPV file is permitted (i) to certain personnel of those service providers that are involved in portfolio management and providing administrative, operational, or other support to portfolio management, including Authorized Participants, and (ii) to other personnel of the Advisor and the Funds’ distributor, administrator, custodian and fund accountant who are involved in functions which may require such information to conduct business in the ordinary course.

Portfolio holdings information may not be provided prior to its public availability (“Non-Standard Disclosure”) in other circumstances except where appropriate confidentiality arrangements limiting the use of such information are in effect. Non-Standard Disclosure may be authorized by the Trust’s CCO or, in his absence, any other authorized officer of the Trust if he determines that such disclosure is in the best interests of the Fund’s shareholders, no conflict exists between the interests of the Fund’s shareholders and those of the Advisor or Distributor and such disclosure serves a legitimate business purpose. The length of lag, if any, between the date of the information and the date on which the information is disclosed shall be determined by the officer authorizing the disclosure.

OTHER SERVICE PROVIDERS

Administrator and Fund Accounting Agent

JPMorgan Chase Bank, National Association, One Beacon Street, 19th Floor, Boston, MA 02108, acts as Administrator to the Funds pursuant to an administration agreement dated June 16, 2006, as amended from time to time. The Administrator provides the Funds with all required general administrative services, including, without limitation, office space, equipment, and personnel; clerical and general back office services; bookkeeping and internal accounting; the determination of NAVs; and the preparation and filing of all financial reports, and all other materials, except registration statements and proxy statements, required to be filed or furnished by the Funds under federal and state securities laws. Citi Fund Services Ohio, Inc. (“Citi”), located at 3435 Stelzer Road, Suite 1000, Columbus, Ohio 43219, an indirect wholly-owned subsidiary of Citibank N.A., provides regulatory administrative services to the Trust (altogether, the “Regulatory Administrative Services”). For its services, Citi is paid a set fee allocated among each of the Funds.

The Administrator pays all fees and expenses that are directly related to the services provided by the Administrator to the Funds; each Fund reimburses the Administrator for all fees and expenses incurred by the Administrator which are not directly related to the services the Administrator provides to the Funds under the service agreement. Each Fund may also reimburse the Administrator for such out-of-pocket expenses as incurred by the Administrator in the performance of its duties. Prior to January 2012, the Administrator provided the Regulatory Administrative Services to the Funds. For these services (including the Regulatory Administrative Services) each Fund that was operational for the period indicated paid the Administrator the amounts set forth below. Because the New Funds were not operational at the end of the Trust’s last fiscal year, information on fees paid to the Administrator on behalf of the New Funds is not included in this SAI.

Fund	Fees Paid to the Administrator during the Fiscal Year Ended May 31, 2014	Fees Paid to Citi during the Fiscal Year Ended May 31, 2014

DJ Brookfield Global Infrastructure ETF	$1,344	$16
Global Listed Private Equity ETF	$30,588	$126
Large Cap Core Plus	$153,027	$4,693
S&P 500 Dividend Aristocrats ETF	$52,731	$1,194
High Yield–Interest Rate Hedged	$82,289	$1,405
Investment Grade–Interest Rate Hedged	$37,759	$527
USD Covered Bond	$93,749	$145
German Sovereign/Sub-Sovereign ETF	$93,743	$104
Short Term USD Emerging Markets Bond ETF	$12,513	$138
Hedge Replication ETF	$94,988	$691
Merger ETF	$47,576	$86
RAFI® Long/Short	$98,861	$1,199
30 Year TIPS/TSY Spread	$93,001	$81
Short S&P500®	$228,073	$39,043
Short QQQ®	$92,400	$4,065
Short Dow30SM	$115,586	$6,256
Short MidCap400	$59,068	$831
Short Russell2000	$152,163	$10,733
Short SmallCap600	$57,715	$460
UltraShort S&P500®	$226,173	$37,330
UltraShort QQQ®	$137,385	$8,661
UltraShort Dow30SM	$108,272	$5,513
UltraShort MidCap400	$56,501	$301
UltraShort Russell2000	$113,307	$6,015
UltraShort SmallCap600	$56,499	$135
UltraPro Short S&P500®	$159,948	$11,495
UltraPro Short QQQ®	$99,571	$4,695
UltraPro Short Dow30SM	$74,011	$2,429
UltraPro Short MidCap400	$56,499	$144
UltraPro Short Russell2000	$61,067	$1,441
Short Basic Materials	$56,499	$56
Short Financials	$56,500	$700
Short Oil & Gas	$56,499	$64
Short Real Estate	$57,545	$938
Short S&P Regional Banking	$56,499	$38
UltraShort Basic Materials	$56,521	$496
UltraShort Nasdaq Biotechnology	$56,987	$377
UltraShort Consumer Goods	$56,499	$110
UltraShort Consumer Services	$56,499	$124
UltraShort Financials	$72,342	$2,316
UltraShort Health Care	$56,499	$61
UltraShort Industrials	$56,499	$107
UltraShort Oil & Gas	$59,846	$1,352
UltraShort Real Estate	$57,559	$1,166
UltraShort Semiconductors	$56,500	$178
UltraShort Technology	$56,499	$141
UltraShort Telecommunications	$56,499	$25

Fund	Fees Paid to the Administrator during the Fiscal Year Ended May 31, 2014	Fees Paid to Citi during the Fiscal Year Ended May 31, 2014

UltraShort Utilities	$56,499	$100
UltraPro Short Financials	$50,567	$64
Short MSCI EAFE	$66,278	$1,823
Short MSCI Emerging Markets	$115,806	$6,383
Short FTSE China 50	$56,499	$155
UltraShort MSCI EAFE	$56,499	$169
UltraShort MSCI Emerging Markets	$64,445	$1,725
UltraShort FTSE Europe	$57,644	$1000
UltraShort MSCI Pacific ex-Japan	$56,499	$33
UltraShort MSCI Brazil Capped	$56,500	$377
UltraShort FTSE China 50	$76,641	$2,671
UltraShort MSCI Japan	$56,502	$231
UltraShort MSCI Mexico Capped IMI	$56,499	$30
Short 7-10 Year Treasury	$60,057	$1,296
Short 20+ Year Treasury	$221,051	$32,670
Short High Yield	$58,882	$1,242
Short Investment Grade Corporate	$56,509	$93
UltraShort 3-7 Year Treasury	$56,499	$92
UltraShort 7-10 Year Treasury	$120,964	$6,853
UltraShort 20+ Year Treasury	$289,009	$92,700
UltraShort TIPS	$56,499	$249
UltraPro Short 20+ Year Treasury	$71,217	$2,209
Ultra S&P500®	$300,263	$53,119
Ultra QQQ®	$228,864	$14,287
Ultra Dow30SM	$168,247	$6,009
Ultra MidCap400	$195,327	$16,594
Ultra Russell2000	$237,443	$22,557
Ultra SmallCap600	$95,368	$611
UltraPro S&P500®	$218,594	$12,276
UltraPro QQQ®	$193,694	$9,133
UltraPro Dow30SM	$116,791	$2,202
UltraPro MidCap400	$94,552	$793
UltraPro Russell2000	$147,062	$3,938
Ultra Basic Materials	$123,344	$2,535
Ultra Nasdaq Biotechnology	$154,257	$5,036
Ultra Consumer Goods	$94,218	$295
Ultra Consumer Services	$94,325	$495
Ultra Financials	$245,688	$17,978
Ultra Health Care	$113,359	$1,969
Ultra Industrials	$94,412	$628
Ultra Oil & Gas	$130,998	$3,085
Ultra Real Estate	$181,221	$7,436
Ultra S&P Regional Banking	$94,074	$377
Ultra Semiconductors	$94,042	$667
Ultra Technology	$127,404	$2,810
Ultra Telecommunications	$94,057	$137
Ultra Utilities	$94,118	$354
UltraPro Financials	$86,128	$510
Ultra MSCI EAFE	$56,501	$404
Ultra MSCI Emerging Markets	$56,508	$843
Ultra FTSE Europe	$56,506	$447

Fund	Fees Paid to the Administrator during the Fiscal Year Ended May 31, 2014	Fees Paid to Citi during the Fiscal Year Ended May 31, 2014

Ultra MSCI Pacific ex-Japan	$56,499	$46
Ultra MSCI Brazil Capped	$56,506	$170
Ultra FTSE China 50	$56,508	$865
Ultra MSCI Japan	$56,528	$722
Ultra MSCI Mexico Capped IMI	$56,499	$106
Ultra 7-10 Year Treasury	$149,046	$10,779
Ultra 20+ Year Treasury	$93,001	$457
Ultra High Yield	$94,020	$65
Ultra Investment Grade Corporate	$94,012	$81

Fund	Fees Paid to the Administrator during the Fiscal Year Ended May 31, 2013	Fees Paid to Citi during the Fiscal Year Ended May 31, 2013

Global Listed Private Equity ETF	$2,007	$39
Large Cap Core Plus	$114,272	$2,257
High Yield–Interest Rate Hedged	$1,008	$15
USD Covered Bond	$18,974	$273
German Sovereign/Sub-Sovereign ETF	$36,924	$103
Hedge Replication ETF	$85,494	$720
Merger ETF	$3,470	$58
RAFI® Long/Short	$95,524	$413
30 Year TIPS/TSY Spread	$39,695	$99
Short S&P500®	$230,461	$46,212
Short QQQ®	$102,505	$5,633
Short Dow30SM	$111,828	$6,603
Short MidCap400	$56,804	$639
Short Russell2000	$144,619	$10,740
Short SmallCap600	$59,975	$847
UltraShort S&P500®	$231,424	$47,210
UltraShort QQQ®	$147,293	$11,108
UltraShort Dow30SM	$116,206	$7,134
UltraShort MidCap400	$56,806	$705
UltraShort Russell2000	$122,765	$7,930
UltraShort SmallCap600	$56,804	$291
UltraPro Short S&P500®	$161,103	$13,204
UltraPro Short QQQ®	$88,216	$4,133
UltraPro Short Dow30SM	$69,548	$2,331
UltraPro Short MidCap400	$56,802	$201
UltraPro Short Russell2000	$61,799	$1,677
Short Basic Materials	$56,801	$200
Short Financials	$63,565	$1,801
Short Oil & Gas	$56,801	$125
Short Real Estate	$56,804	$639
Short S&P Regional Banking	$56,801	$98
UltraShort Basic Materials	$56,781	$1,030
UltraShort Nasdaq Biotechnology	$56,801	$124
UltraShort Consumer Goods	$56,802	$69
UltraShort Consumer Services	$56,801	$182
UltraShort Financials	$92,339	$4,581

Fund	Fees Paid to the Administrator during the Fiscal Year Ended May 31, 2013	Fees Paid to Citi during the Fiscal Year Ended May 31, 2013

UltraShort Health Care	$56,801	$115
UltraShort Industrials	$56,801	$158
UltraShort Oil & Gas	$62,731	$1,748
UltraShort Real Estate	$73,600	$2,742
UltraShort Semiconductors	$56,800	$295
UltraShort Technology	$56,800	$265
UltraShort Telecommunications	$56,801	$48
UltraShort Utilities	$56,802	$68
UltraPro Short Financials	$2,479	$53
Short MSCI EAFE	$87,287	$4,060
Short MSCI Emerging Markets	$108,932	$6,326
Short FTSE China 50	$56,801	$220
UltraShort MSCI EAFE	$43,409	$327
UltraShort MSCI Emerging Markets	$63,925	$1,862
UltraShort FTSE Europe	$79,877	$3,376
UltraShort MSCI Pacific ex-Japan	$56,801	$47
UltraShort MSCI Brazil Capped	$56,808	$401
UltraShort FTSE China 50	$83,960	$3,732
UltraShort MSCI Japan	$56,803	$244
UltraShort MSCI Mexico Capped IMI	$56,801	$46
Short 7-10 Year Treasury	$56,801	$475
Short 20+ Year Treasury	$195,662	$21,719
Short High Yield	$56,817	$1,028
Short Investment Grade Corporate	$56,791	$100
UltraShort 3-7 Year Treasury	$56,801	$120
UltraShort 7-10 Year Treasury	$120,140	$7,641
UltraShort 20+ Year Treasury	$262,624	$78,613
UltraShort TIPS	$56,801	$111
UltraPro Short 20+ Year Treasury	$30,159	$666
Ultra S&P500®	$280,622	$39,936
Ultra QQQ®	$225,512	$15,426
Ultra Dow30SM	$154,743	$5,477
Ultra MidCap400	$165,350	$8,922
Ultra Russell2000	$200,748	$13,270
Ultra SmallCap600	$96,122	$561
UltraPro S&P500®	$176,134	$7,607
UltraPro QQQ®	$159,978	$6,015
UltraPro Dow30SM	$96,088	$1,272
UltraPro MidCap400	$96,125	$669
UltraPro Russell2000	$121,867	$2,118
Ultra Basic Materials	$136,030	$3,910
Ultra Nasdaq Biotechnology	$98,772	$1,156
Ultra Consumer Goods	$94,680	$396
Ultra Consumer Services	$94,967	$322
Ultra Financials	$241,696	$19,278
Ultra Health Care	$96,953	$1,269
Ultra Industrials	$95,002	$518
Ultra Oil & Gas	$152,778	$5,325
Ultra Real Estate	$188,645	$9,300
Ultra S&P Regional Banking	$94,467	$94
Ultra Semiconductors	$94,463	$865

Fund	Fees Paid to the Administrator during the Fiscal Year Ended May 31, 2013	Fees Paid to Citi during the Fiscal Year Ended May 31, 2013

Ultra Technology	$110,510	$2,057
Ultra Telecommunications	$94,342	$113
Ultra Utilities	$94,507	$442
UltraPro Financials	$7,226	$103
Ultra MSCI EAFE	$56,800	$274
Ultra MSCI Emerging Markets	$56,796	$809
Ultra FTSE Europe	$56,800	$175
Ultra MSCI Pacific ex-Japan	$56,800	$67
Ultra MSCI Brazil Capped	$56,797	$288
Ultra FTSE China 50	$56,795	$836
Ultra MSCI Japan	$56,790	$497
Ultra MSCI Mexico Capped IMI	$56,800	$80
Ultra 7-10 Year Treasury	$151,015	$8,386
Ultra 20+ Year Treasury	$93,302	$458
Ultra High Yield	$56,793	$123
Ultra Investment Grade Corporate	$56,801	$124

Fund	Fees Paid to the Administrator during the Fiscal Year Ended May 31, 2012	Fees Paid to Citi during the Fiscal Period Ended May 31, 2012

Large Cap Core Plus	$109,047	$723
USD Covered Bond	$544	$0
German Sovereign/Sub-Sovereign ETF	$1,792	$33
Hedge Replication ETF	$21,884	$139
RAFI® Long/Short	$59,882	$124
30 Year TIPS/TSY Spread	$1,964	$33
Short S&P500®	$229,017	$16,309
Short QQQ®	$100,031	$1,767
Short Dow30SM	$104,418	$2,310
Short MidCap400	$49,873	$244
Short Russell2000	$141,610	$3,109
Short SmallCap600	$51,229	$181
UltraShort S&P500®	$230,081	$16,540
UltraShort QQQ®	$164,888	$4,784
UltraShort Dow30SM	$115,300	$2,354
UltraShort MidCap400	$49,707	$287
UltraShort Russell2000	$124,753	$2,212
UltraShort SmallCap600	$54,378	$112
UltraPro Short S&P500®	$144,182	$4,502
UltraPro Short QQQ®	$65,562	$1,034
UltraPro Short Dow30SM	$52,357	$630
UltraPro Short MidCap400	$57,110	$76
UltraPro Short Russell2000	$51,742	$492
Short Basic Materials	$57,993	$58
Short Financials	65,707	$758
Short Oil & Gas	$57,176	$61
Short Real Estate	$51,248	$288
Short S&P Regional Banking	$56,169	$59

Fund	Fees Paid to the Administrator during the Fiscal Year Ended May 31, 2012	Fees Paid to Citi during the Fiscal Period Ended May 31, 2012

UltraShort Basic Materials	$55,905	$443
UltraShort Nasdaq Biotechnology	$58,791	$32
UltraShort Consumer Goods	$58,420	$26
UltraShort Consumer Services	$56,642	$78
UltraShort Financials	$115,642	$2,258
UltraShort Health Care	$58,697	$30
UltraShort Industrials	$57,457	$47
UltraShort Oil & Gas	$61,129	$701
UltraShort Real Estate	$77,924	$1,085
UltraShort Semiconductors	$54,926	$129
UltraShort Technology	$55,979	$101
UltraShort Telecommunications	$58,978	$19
UltraShort Utilities	$58,750	$27
Short MSCI EAFE	$88,650	$1,400
Short MSCI Emerging Markets	$98,881	$1,807
Short FTSE China 50	$57,301	$85
UltraShort MSCI EAFE	$54,027	$156
UltraShort MSCI Emerging Markets	$60,225	$625
UltraShort FTSE Europe	$66,619	$1,079
UltraShort MSCI Pacific ex-Japan	$58,981	$17
UltraShort MSCI Brazil Capped	$56,003	$107
UltraShort FTSE China 50	$85,228	$1,437
UltraShort MSCI Japan	$54,888	$104
UltraShort MSCI Mexico Capped IMI	$59,003	$16
Short 7-10 Year Treasury	$20,419	$149
Short 20+ Year Treasury	$186,921	$6,561
Short High Yield	$37,655	$252
Short Investment Grade Corporate	$11,868	$29
UltraShort 3-7 Year Treasury	$12,014	$37
UltraShort 7-10 Year Treasury	$130,727	$3,014
UltraShort 20+ Year Treasury	$277,412	$27,359
UltraShort TIPS	$19,021	$21
UltraPro Short 20+ Year Treasury	$631	$13
Ultra S&P500®	$271,363	$13,295
Ultra QQQ®	$223,743	$5,239
Ultra Dow30SM	$158,984	$2,150
Ultra MidCap400	$122,435	$1,601
Ultra Russell2000	$154,991	$2,467
Ultra SmallCap600	$91,006	$256
UltraPro S&P500®	$166,871	$2,355
UltraPro QQQ®	$133,264	$1,590
UltraPro Dow30SM	$89,804	$567
UltraPro MidCap400	$90,813	$287
UltraPro Russell2000	$108,974	$928
Ultra Basic Materials	$151,405	$1,835
Ultra Nasdaq Biotechnology	$92,518	$175
Ultra Consumer Goods	$94,422	$106
Ultra Consumer Services	$95,131	$77
Ultra Financials	$240,275	$7,177
Ultra Health Care	$87,582	$333

Fund	Fees Paid to the Administrator during the Fiscal Year Ended May 31, 2012	Fees Paid to Citi during the Fiscal Period Ended May 31, 2012

Ultra Industrials	$90,939	$221
Ultra Oil & Gas	$160,972	$2,194
Ultra Real Estate	$182,152	$3,055
Ultra S&P Regional Banking	$96,592	$40
Ultra Semiconductors	$86,021	$373
Ultra Technology	$110,010	$873
Ultra Telecommunications	$96,231	$29
Ultra Utilities	$93,330	$161
Ultra MSCI EAFE	$57,652	$75
Ultra MSCI Emerging Markets	$62,763	$226
Ultra FTSE Europe	$59,183	$22
Ultra MSCI Pacific ex-Japan	$59,135	$25
Ultra MSCI Brazil Capped	$56,531	$117
Ultra FTSE China 50	$51,844	$265
Ultra MSCI Japan	$52,743	$184
Ultra MSCI Mexico Capped IMI	$59,460	$15
Ultra 7-10 Year Treasury	$112,579	$464
Ultra 20+ Year Treasury	$91,186	$120
Ultra High Yield	$9,542	$27
Ultra Investment Grade Corporate	$9,430	$20

Custodian and Index Receipt Agent

JPMorgan Chase Bank, National Association (“JPM”) also acts as Custodian and Index Receipt Agent to the Funds. JPM is located at 4 MetroTech Center, Brooklyn, NY 11245.

The Custodian is responsible for safeguarding the Funds’ cash and securities, receiving and delivering securities, collecting the Funds’ interest and dividends, and performing certain administrative duties, all as directed by authorized persons. The Custodian is also responsible for the appointment and oversight of any sub-custodian banks and for providing reports regarding such sub-custodian banks and clearing agencies.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP (“PwC”) serves as independent registered public accounting firm to the Funds. PwC provides audit services, tax return preparation and assistance, and consultation in connection with certain SEC filings. PwC is located at 100 East Pratt Street, Suite 1900, Baltimore, MD 21202.

Legal Counsel

Ropes & Gray LLP serves as counsel to the Funds. Ropes & Gray is located at Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

Principal Financial Officer/Treasurer Services

The Trust has entered into an agreement with Foreside Management Services, LLC (“Foreside”), pursuant to which Foreside provides the Trust with the services of an individual to serve as the Trust’s Principal Financial Officer and Treasurer. Neither Foreside nor the Treasurer have a role in determining the investment policies of the Trust or Funds, or which securities are to be purchased or sold by the Trust or a Fund. The Trust pays Foreside an annual flat fee of $100,000 per year and an additional annual flat fee of $3,500 per Fund, and will reimburse Foreside for certain out-of-pocket expenses incurred by Foreside in providing services to the Trust. For the fiscal years ended May 31, 2012, May 31, 2013 and May 31, 2014, the Trust paid $489,324, $515,075, and $532,199, respectively, to Foreside for services pursuant to its agreement. Foreside is located at Three Canal Plaza, Suite 100, Portland, ME 04101.

Distributor

SEI Investments Distribution Co. (“SEI”) serves as the distributor and principal underwriter in all fifty states and the District of Columbia. SEI is located at One Freedom Valley Drive, Oaks, PA 19456. The Distributor has no role in determining the investment policies of the Trust or any of the Funds, or which securities are to be purchased or sold by the Trust or any of the Funds. For the fiscal years ended May 31, 2012, May 31, 2013 and May 31, 2014, ProShare Advisors paid $1,541,365, $2,048,750, and $1,844,219, respectively, to the Distributor as compensation for services. The payment for the fiscal year ended May 31, 2013 reflects payment for fourteen months of service.

Distribution and Service Plan

Shares will be continuously offered for sale by the Trust through the Distributor only in Creation Units, as described below under “Purchase and Issuance of Creation Units.” Shares in less than Creation Units are not distributed by the Distributor. The Distributor also acts as agent for the Trust. The Distributor will deliver a Prospectus to persons purchasing Shares in Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the 1934 Act and a member of the Financial Industry Regulatory Authority, Inc. The Distributor has no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.

The Board has approved a Distribution and Service Plan under which each Fund may pay financial intermediaries such as broker-dealers and investment advisers (“Authorized Firms”) up to 0.25%, on an annualized basis, of average daily net assets of the Fund as reimbursement or compensation for distribution-related activities with respect to the Shares of the Fund and shareholder services. Under the Distribution and Service Plan, the Trust or the Distributor may enter into agreements (“Distribution and Service Agreements”) with Authorized Firms that purchase Shares on behalf of their clients.

The Distribution and Service Plan and Distribution and Service Agreements will remain in effect for a period of one year and will continue in effect thereafter only if such continuance is specifically approved annually by a vote of the Trustees. All material amendments of the Distribution and Service Plan must also be approved by the Board. The Distribution and Service Plan may be terminated at any time by a majority of the Board or by a vote of a majority of the outstanding Shares, as defined under the 1940 Act, of the affected Fund. The Distribution and Service Agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding Shares, as defined under the 1940 Act, of the affected Fund on not less than 60 days’ written notice to any other party to the Distribution and Service Agreements. The Distribution and Service Agreements shall terminate automatically if assigned. The Board has determined that, in its judgment, there is a reasonable likelihood that the Distribution and Service Plan will benefit the Funds and holders of Shares of the Funds. In the Board’s quarterly review of the Distribution and Service Plan and Distribution and Service Agreements, the Trustees will consider their continued appropriateness and the level of compensation and/or reimbursement provided therein.

The Distribution and Service Plan is intended to permit the financing of a broad array of distribution-related activities and services, as well as shareholder services, for the benefit of investors. These activities and services are intended to make the Shares an attractive investment alternative, which may lead to increased assets, increased investment opportunities and diversification, and reduced per share operating expenses. There are currently no plans to impose distribution fees.

COST S AND EXPENSES

Each Fund except for the Hedged FTSE Europe ETF, the Hedged FTSE Japan ETF, the S&P 500® ex-Consumer Discretionary ETF, the S&P 500® ex-Consumer Staples ETF, the S&P 500® ex-Energy ETF, the S&P 500® ex-Financials ETF, the S&P 500® ex-Health Care ETF, the S&P 500® ex-Industrials ETF, the S&P 500® ex-Materials ETF, the S&P 500® ex-Technology ETF and the S&P 500® ex-Utilities ETF bears all expenses of its operations other than those assumed by ProShare Advisors or the Administrator. Fund expenses include but are not limited to: the investment advisory fee; management services fee; administrative fees, index receipt agent fees, principal financial officer/treasurer services fees; compliance service fees, anti-money laundering administration fees; custodian and accounting fees and expenses, legal and auditing fees; securities valuation expenses; fidelity bonds and other insurance premiums; expenses of preparing and printing prospectuses, proxy statements, and shareholder reports and notices; registration fees and expenses; proxy and annual meeting expenses, if any; licensing fees; listing fees; all federal, state, and local taxes (including, without limitation, stamp, excise, income, and franchise taxes); organizational costs; and Independent Trustees’ fees and expenses.

ADDI TIONAL INFORMATION CONCERNING SHARES

Organization and Description of Shares of Beneficial Interest

The Trust is a Delaware statutory trust and registered investment company. The Trust was organized on May 29, 2002, and has authorized capital of unlimited Shares of beneficial interest of no par value which may be issued in more than one class or series. Currently, the Trust consists of multiple separately managed series. The Board of Trustees may designate additional series of beneficial interest and classify Shares of a particular series into one or more classes of that series.

All Shares of the Trust are freely transferable. The Shares do not have preemptive rights or cumulative voting rights, and none of the Shares have any preference to conversion, exchange, dividends, retirements, liquidation, redemption or any other feature. Shares have equal voting rights, except that, in a matter affecting a particular series or class of Shares, only Shares of that series or class may be entitled to vote on the matter. Trust shareholders are entitled to require the Trust to redeem Creation Units of their Shares. The Declaration of Trust confers upon the Board of Trustees the power, by resolution, to alter the number of Shares constituting a Creation Unit or to specify that Shares may be individually redeemable. The Trust reserves the right to adjust the stock prices of Shares to maintain convenient trading ranges for investors. Any such adjustments would be accomplished through stock splits or reverse stock splits which would have no effect on the net assets of the applicable Fund.

Under Delaware law, the Trust is not required to hold an annual shareholders meeting if the 1940 Act does not require such a meeting. Generally, there will not be annual meetings of Trust shareholders. Trust shareholders may remove Trustees from office by votes cast at a meeting of Trust shareholders or by written consent. If requested by shareholders of at least 10% of the outstanding Shares of the Trust, the Trust will call a meeting of Funds’ shareholders for the purpose of voting upon the question of removal of a Trustee of the Trust and will assist in communications with other Trust shareholders.

The Declaration of Trust of the Trust disclaims liability of the shareholders or the Officers of the Trust for acts or obligations of the Trust which are binding only on the assets and property of the Trust. The Declaration of Trust provides for indemnification of the Trust’s property for all loss and expense of any Funds shareholder held personally liable for the obligations of the Trust. The risk of a Trust shareholder incurring financial loss on account of shareholder liability is limited to circumstances where the Funds would not be able to meet the Trust’s obligations and this risk, thus, should be considered remote.

If a Fund does not grow to a size to permit it to be economically viable, the Fund may cease operations. In such an event, investors may be required to liquidate or transfer their investments at an inopportune time.

Book Entry Only System

The Depository Trust Company (“DTC”) acts as securities depositary for the Shares. The Shares of each Fund are represented by global securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC. Except as provided below, certificates will not be issued for Shares.

DTC has advised the Trust as follows: it is a limited-purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a “clearing corporation” within the meaning of the New York Uniform Commercial Code and a “clearing agency” registered pursuant to the provisions of Section 17A of the 1934 Act. DTC was created to hold securities of its participants (“DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE and the Financial Industry Regulatory Authority, Inc. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (“Indirect Participants”). DTC agrees with and represents to DTC Participants that it will administer its book-entry system in accordance with its rules and by-laws and requirements of law. Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial owners that are not DTC Participants). Beneficial owners will receive from or through the DTC

Participant a written confirmation relating to their purchase of Shares. The laws of some jurisdictions may require that certain purchasers of securities take physical delivery of such securities in definitive form. Such laws may impair the ability of certain investors to acquire beneficial interests in Shares.

Beneficial owners of Shares are not entitled to have Shares registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and are not considered the registered holder thereof. Accordingly, each Beneficial Owner must rely on the procedures of DTC, the DTC Participant and any Indirect Participant through which such Beneficial Owner holds its interests, to exercise any rights of a holder of Shares. The Trust understands that under existing industry practice, in the event the Trust requests any action of holders of Shares, or a Beneficial Owner desires to take any action that DTC, as the record owner of all outstanding Shares, is entitled to take, DTC would authorize the DTC Participants to take such action and that the DTC Participants would authorize the Indirect Participants and Beneficial owners acting through such DTC Participants to take such action and would otherwise act upon the instructions of Beneficial owners owning through them. As described above, the Trust recognizes DTC or its nominee as the owner of all Shares for all purposes. Conveyance of all notices, statements and other communications to Beneficial owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of Shares holdings of each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Distributions of Shares shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Shares as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants. The Trust has no responsibility or liability for any aspects of the records relating to or notices to Beneficial owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial owners owning through such DTC Participants.

DTC may determine to discontinue providing its service with respect to Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of Shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange. In addition, certain brokers may make a dividend reinvestment service available to their clients. Brokers offering such services may require investors to adhere to specific procedures and timetables in order to participate. Investors interested in such a service should contact their broker for availability and other necessary details.

PURCHASE AND REDEMPTION OF SHARES

The Trust issues and redeems Shares only in aggregations of Creation Units.

For the DJ Brookfield Global Infrastructure ETF, the Large Cap Core Plus, the High Yield-Interest Rate Hedged, the Investment Grade-Interest Rate Hedged, the Hedged FTSE Europe ETF, the Hedged FTSE Japan ETF, the S&P MidCap 400 Dividend Aristocrats ETF, the Russell 2000 Dividend Growers ETF, the Global Listed Private Equity ETF, the Hedge Replication ETF, the Merger ETF, the RAFI Long/Short, the 30 Year TIPS/TSY Spread, the Short SmallCap600, the UltraShort Consumer Services, the UltraShort Financials, the UltraShort Health Care, the UltraShort Industrials, the UltraShort Semiconductors, the UltraShort Technology, the UltraShort Utilities, the UltrasShort FTSE Europe, the UltraShort MSCI Brazil Capped, the UltraShort MSCI Japan, the Short 7-10 Year Treasury, the UltraShort 3-7 Year Treasury, the Ultra SmallCap600, UltraPro MidCap400, the Ultra Basic Materials, the Ultra Consumer Goods, the Ultra Consumer Services, the Ultra Health Care, the Ultra Industrials, the Ultra Semiconductors, the Ultra Technology, the Ultra Telecommunications, the Ultra Utiities, the UltraPro Financials, the Ultra MSCI EAFE, the Ultra MSCI Emerging Markets, the Ultra FTSE Europe, the Ultra FTSE China 50, the Ultra MSCI Japan, the Ultra 20+ Year Treasury, the Ultra High Yield and the Ultra Investment Grade Corporate, a Creation Unit is comprised of 25,000 Shares.

For the Morningstar Alternatives Solution ETF, a Creation Unit is comprised of 10,000 Shares.

For the USD Covered Bond, a Creation Unit is comprised of 65,000 shares.

For the UltraPro China A Shares, the Ultra China A Shares, the Short China A Shares, the UltraShort China A Shares, the UltraPro Short China A Shares, the UltraPro [    ] MLP, the Ultra [    ] MLP, the Short [    ] MLP, the UltraShort [    ] MLP, the UltraPro Short [    ] MLP, the UltraPro [    ] Cyber Security, the Ultra [    ] Cyber Security, the Short [    ] Cyber Security, the UltraShort [    ] Cyber Security, the UltraPro Short [    ] Cyber Security, the UltraPro Pharmaceuticals, the Ultra Pharmaceuticals, the Short Pharmaceuticals, the UltraShort Pharmaceuticals and the UltraPro Short Pharmaceuticals, a Creation Unit is comprised of [            ] Shares.

For all other Funds, a Creation Unit is comprised of 50,000 Shares.

The value of such Creation Unit for each Fund, other than the Funds specified below, as of each such Fund’s inception was $5,250,000.

The value of such Creation Unit for the Morningstar Alternatives Solution ETF, as of that Fund’s inception was $400,000.

The value of such Creation Unit for the DJ Brookfield Global Infrastructure ETF, the Global Listed Private Equity ETF, the Large Cap Core Plus, the S&P 500 Dividend Aristocrats ETF, the MSCI EAFE Dividend Growers ETF, the MSCI Emerging Markets Dividend Growers ETF, the German Sovereign/Sub-Sovereign ETF, the Hedge Replication ETF, the Merger ETF, the 30 Year TIPS/TSY Spread, each CDS Fund, the UltraPro Short Financials, the UltraShort FTSE Europe, the UltraShort MSCI Pacific ex-Japan, the UltraShort TIPS, the UltraPro Financials, the Ultra High Yield and the Ultra Investment Grade Corporate as of each such Fund’s inception was $2,000,000.

The value of such Creation Unit for the High Yield—Interest Rate Hedged, the Investment Grade—Interest Rate Hedged, the Short Term USD Emerging Markets Bond ETF, the UltraPro Short S&P500®, the UltraPro Short QQQ®, the UltraPro Short Dow30SM, the UltraPro Short MidCap400, the UltraPro Short Russell2000, the Short High Yield, the Short Investment Grade Corporate, the UltraShort 3-7 Year Treasury, the UltraPro S&P500®, the UltraPro QQQ®, the UltraPro Dow30SM, the UltraPro MidCap400 and the UltraPro Russell2000 as of each such Fund’s inception was $4,000,000.

The value of such Creation Unit for the Ultra 7-10 Year Treasury and the Ultra 20+ Year Treasury as of each such Fund’s inception was $3,500,000.

The value of such Creation Unit for the USD Covered Bond as of that Fund’s inception was $13,000,000.

The value of such Creation Unit for the Short Basic Materials, the Short Real Estate, the Short FTSE China 50 and the Short 20+ Year Treasury as of each such Fund’s inception was $2,500,000.

The value of such Creation Unit for the Short S&P Regional Banking, the UltraShort Nasdaq Biotechnology, the UltraShort MSCI Brazil Capped, the UltraShort MSCI Mexico Capped IMI, the Ultra Nasdaq Biotechnology, the Ultra S&P Regional Banking, the Ultra MSCI EAFE, the Ultra MSCI Emerging Markets, the Ultra FTSE China 50 and the Ultra MSCI Japan as of each such Fund’s inception was $3,000,000.

The value of such Creation Unit for the S&P MidCap 400 Dividend Aristocrats ETF, the Russell 2000 Dividend Growers ETF, the Hedged FTSE Europe, the Hedged FTSE Japan, the UltraShort Gold Miners, the UltraShort Junior Miners, the UltraShort Homebuilders & Supplies, the UltraShort Oil & Gas Exploration & Production, the UltraPro Short Nasdaq Biotechnology, the Short 7-10 Year Treasury, the Ultra Gold Miners, the Ultra Junior Miners, the Ultra Homebuilders & Supplies, the Ultra Oil & Gas Exploration & Production and the UltraPro Nasdaq Biotechnology, as of each Fund’s inception was $1,000,000.

The value of such Creation Unit for the UltraPro Short 20+ Year Treasury as of such Fund’s inception was $1,250,000.

The value of such Creation Unit for the Ultra FTSE Europe, the Ultra MSCI Pacific ex-Japan, the Ultra MSCI Brazil Capped and the Ultra MSCI Mexico Capped IMI as of each such Fund’s inception was $1,500,000.

The Board of Trustees of the Trust reserves the right to declare a split or a consolidation in the number of Shares outstanding of any Fund, and may make a corresponding change in the number of Shares constituting a Creation Unit, in the event that the per Share price in the secondary market rises (or declines) to an amount that falls outside the range deemed desirable by the Board.

Purchase and Issuance of Creation Units

The Trust issues and sells Shares only in Creation Units on a continuous basis through the Distributor, without a sales load, at their NAV next determined after receipt, on any Business Day (as defined herein), of an order in proper form.

A “Business Day” with respect to each Fund is any day on which the Exchange upon which it is listed is open for business.

Creation Units of Shares may be purchased only by or through a DTC Participant that has entered into an Authorized Participant Agreement with the Distributor. Such Authorized Participant will agree pursuant to the terms of such Authorized Participant Agreement on behalf of itself or any investor on whose behalf it will act, as the case may be, to certain conditions, including that such Authorized Participant will make available an amount of cash sufficient to pay the Balancing Amount, defined below, and the Transaction Fee, described below in “Transaction Fees”. The Authorized Participant may require the investor to enter into an agreement with such Authorized Participant with respect to certain matters, including payment of the Balancing Amount. Investors who are not Authorized Participants must make appropriate arrangements with an Authorized Participant. Investors should be aware that their particular broker may not be a DTC Participant or may not have executed an Authorized Participant Agreement, and that therefore orders to purchase Creation Units may have to be placed by the investor’s broker through an Authorized Participant. As a result, purchase orders placed through an Authorized Participant may result in additional charges to such investor. The Trust does not expect to enter into an Authorized Participant Agreement with more than a small number of DTC Participants.

As described below, at the discretion of the Advisor, the Funds may, at times, only accept in-kind purchase orders from Authorized Participants.

Portfolio Deposit

The consideration for purchase of a creation unit of a Fund may, at the discretion of the Advisor, consist of the in-kind deposit of a designated portfolio of securities (“Deposit Securities”) constituting a representation of the index for the Fund, the Balancing Amount, and the appropriate Transaction Fee (collectively, the “Portfolio Deposit”). The “Balancing Amount” will be the amount equal to the differential, if any, between the total aggregate market value of the Deposit Securities (or in the case of redemptions, the total aggregate market value of the Fund Securities as defined below) and the NAV of the Creation Units being purchased and will be paid to, or received from, the Trust after the NAV has been calculated. The Advisor may restrict purchases of Creation Units to be on an in-kind basis at any time and without prior notice, in all cases at the Advisor’s discretion.

The Index Receipt Agent makes available through the NSCC on each Business Day, either immediately prior to the opening of business on the Exchange or the night before, the list of the names and the required number of shares of each Deposit Security to be included in the current Portfolio Deposit (based on information at the end of the previous Business Day) for each applicable Fund. Such Portfolio Deposit is applicable, subject to any adjustments as described below, in order to effect purchases of Creation Units of Shares of such Fund until the next-announced Portfolio Deposit composition is made available.

The identity and number of shares of the Deposit Securities required for a Portfolio Deposit for each Fund changes as rebalancing adjustments and corporate action events are reflected from time to time by ProShare Advisors with a view to the investment objective of the applicable Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the securities constituting the relevant securities index, as applicable. The adjustments described above will reflect changes, known to ProShare Advisors on the date of announcement to be in effect by the time of delivery of the Portfolio Deposit, in the composition of the subject index being tracked by the relevant Fund, as applicable, or resulting from stock splits and other corporate actions. In addition, the Trust reserves the right to permit or require the substitution of an amount of cash (i.e., a “cash in lieu” amount) to be added to the Balancing Amount to replace any Deposit Security which may not be available in sufficient quantity for delivery or for other similar reasons. A Transaction Fee may be assessed on any “cash in lieu” amounts, as further described below under “Transaction Fees”. For the High Yield–Interest Rate Hedged, the Investment Grade—Interest Rate Hedged and the Short Term USD Emerging Markets Bond ETF, a minimum of 70% of the Deposit Securities must be delivered, unless such purchase is made on a cash-only basis.

In addition to the list of names and numbers of securities constituting the current Deposit Securities of a Portfolio Deposit, on each Business Day, the Balancing Amount effective through and including the previous Business Day, per outstanding Share of each applicable Fund, will be made available.

Shares may be issued in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit may have a greater value than the NAV of the Shares on the date the order is placed in proper form because, in addition to the available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Balancing Amount, plus (ii) up to 115% of the market value of the undelivered Deposit Securities (the “Additional Cash Deposit”). Additional amounts of cash may be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount up to 115% of the daily mark-to-market value of the missing Deposit Securities. Authorized Participants will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or any sub-custodian or purchased by the Trust and deposited into the Trust. In addition, a Transaction Fee, as described below, will be charged in all cases. The delivery of Shares so purchased will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

Cash Purchase Amount

Creation Units of all Funds may, at the discretion of the Advisor, be sold for cash (the “Cash Purchase Amount”). Creation Units are sold at their NAV plus a Transaction Fee, as described below. The Advisor may also restrict purchases of Creation Units to be on a cash-only basis at any time and without prior notice, in all cases at the Advisor’s discretion.

Purchase Cut-Off Times

An Authorized Participant may place an order to purchase (or redeem) Creation Units (i) through the Continuous Net Settlement clearing processes of NSCC as such processes have been enhanced to effect purchases (and redemptions) of Creation Units, such processes being referred to herein as the “Clearing Process,” or (ii) outside the Clearing Process, though orders for Global Funds (as defined below) may not be placed through the Clearing Process. In either case, a purchase order for a Fund must be received by the following cut-off times (which may be earlier if the relevant Exchange or any relevant bond market closes early):

Fund(s)	Typical Creation Cut-Off Time (Eastern Time)
DJ Brookfield Global Infrastructure ETF; Global Listed Private Equity ETF; MSCI Emerging Markets Dividend Growers ETF; and Merger ETF	Order must be received between 4:01 p.m. and 5:00 p.m. on any Business Day in order to receive the next Business Day’s NAV

MSCI EAFE Dividend Growers ETF

Order must be received between 11:31 a.m. and 5:00 p.m. on any Business Day in order to receive the next Business Day’s NAV

(These times may vary due to differences in when daylight savings time is effective between London and New York time. The actual cutoff times are between 4:31 p.m. London Time and 5:00 p.m. Eastern Time.)

Hedged FTSE Europe ETF and Hedged FTSE Japan ETF

10:30 a.m. in order to receive that day’s closing NAV per Share

(This time may vary due to differences in when daylight savings time is effective between London and New York time. The actual cutoff time is 3:30 p.m. London Time)

High Yield—Interest Rate Hedged and Investment Grade—Interest Rate Hedged	3:00 p.m. in order to receive that day’s closing NAV per Share

USD Covered Bond; Short Term USD Emerging Markets Bond ETF; 30 Year TIPS/TSY Spread; the CDS Funds; and Short or Ultra Fixed Income ProShares Funds	2:30 p.m. (3:00 p.m., if transmitted by mail; except 4:00 p.m., if transmitted by mail on behalf of Short High Yield, Short Investment Grade Corporate, Ultra High Yield or Ultra Investment Grade Corporate) in order to receive that day’s closing NAV per Share

German Sovereign/Sub-Sovereign ETF

9:30 a.m. (or 11:15 a.m., if transmitted by mail) in order to receive that day’s closing NAV per Share

(This time may vary due to differences in when daylight savings time is effective between London and New York time. The actual cutoff time is 2:30 p.m. London Time, or 4:15 p.m. London Time if transmitted by mail.)

UltraPro China A Shares, Ultra China A Shares, Short China A Shares, UltraShort China A Shares, UltraPro Short China A Shares, UltraPro [ ] MLP, Ultra [ ] MLP, Short [ ] MLP, UltraShort [ ] MLP, UltraPro Short [ ] MLP, UltraPro [ ] Cyber Security, Ultra [ ] Cyber Security, Short [ ] Cyber Security, UltraShort [ ] Cyber Security, UltraPro Short [ ] Cyber Security, UltraPro Pharmaceuticals, Ultra Pharmaceuticals, Short Pharmaceuticals, UltraShort Pharmaceuticals and UltraPro Short Pharmaceuticals	[ ] in order to receive that day’s closing NAV per Share

All other Funds	3:30 p.m. (4:00 p.m., if transmitted by mail) in order to receive that day’s closing NAV per Share

Purchases Through the Clearing Process

To purchase or redeem through the Clearing Process, an Authorized Participant must be a member of NSCC that is eligible to use the Continuous Net Settlement system. For purchase orders placed through the Clearing Process, the Authorized Participant Agreement authorizes the Distributor to transmit through the Funds’ transfer agent (the “Transfer Agent”) to NSCC, on behalf of an Authorized Participant, such trade instructions as are necessary to effect the Authorized Participant’s purchase order. Pursuant to such trade instructions to NSCC, the Authorized Participant agrees to deliver the requisite Deposit Securities and the Balancing Amount to the Trust, together with the Transaction Fee and such additional information as may be required by the Distributor.

Purchases Outside the Clearing Process

An Authorized Participant that wishes to place an order to purchase Creation Units outside the Clearing Process must state that it is not using the Clearing Process and that the purchase instead will be effected through a transfer of securities and cash directly through DTC or as described below for Global Funds (defined below). Purchases (and redemptions) of Creation Units of the Matching and Ultra ProShares Funds settled outside the Clearing Process will be subject to a higher Transaction Fee than those settled through the Clearing Process. Purchase orders effected outside the Clearing Process are likely to require transmittal by the Authorized Participant earlier on the transmittal date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Balancing Amount (for the Matching and Ultra ProShares Funds), each as applicable and at the discretion of the Advisor, or of the Cash Purchase Amount together with the applicable Transaction Fee.

For each of the following Funds that hold Non-U.S. Investments: the DJ Brookfield Global Infrastructure ETF; the Global Listed Private Equity ETF; the MSCI EAFE Dividend Growers ETF; the MSCI Emerging Markets Dividend Growers ETF; the Hedged FTSE Europe ETF; the Hedged FTSE Japan ETF; the German Sovereign/Sub-Sovereign ETF; the Short Term USD Emerging Markets Bond ETF; and the Merger ETF (each a “Global Fund” and collectively the “Global Funds”), when a purchase order is placed, the Distributor will inform the Advisor and the Custodian. The Custodian shall cause local sub-custodians of the applicable Global Fund to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, the Deposit Securities “free of payment,” with any appropriate adjustments as advised by the Trust, in accordance with the terms and conditions applicable to such account in such jurisdiction. If applicable, the sub-custodian(s) will confirm to the Custodian that the required Deposit Securities have been delivered and the Custodian will notify the Advisor and Distributor. The Authorized Participant must also make available to the Custodian no later than 12:00 noon Eastern Time or earlier in the event that the relevant Exchange or the relevant bond markets close early, by the third Business Day after the order is deemed received, through the Federal Reserve Bank wire transfer system, immediately available or same day funds in U.S. dollars estimated by the Trust to be sufficient to pay the Balancing Amount next determined after acceptance of the purchase order, together with any applicable Transaction Fees. For Global Funds, the Index Receipt Agent will not make available through the NSCC on each Business Day, the list of the names and the required number of shares of each Deposit Security to be included in the current Portfolio Deposit.

Rejection of Purchase Orders

The Trust reserves the absolute right to reject a purchase order transmitted to it by the Distributor in respect of any Fund if (a) the purchaser or group of purchasers, upon obtaining the Shares ordered, would own 80% or more of the currently outstanding Shares of any Fund; (b) the Deposit Securities delivered are not as specified by ProShare Advisors and ProShare Advisors has not consented to acceptance of an in-kind deposit that varies from the designated Deposit Securities; (c) acceptance of the purchase transaction order would have certain adverse tax consequences to the Fund; (d) the acceptance of the purchase transaction order would, in the opinion of counsel, be unlawful; (e) the acceptance of the purchase order transaction would otherwise, in the discretion of the Trust or ProShare Advisors, have an adverse effect on the Trust or the rights of beneficial owners; (f) the value of a Cash Purchase Amount, or the value of the Balancing Amount to accompany an in-kind deposit, exceeds a purchase authorization limit extended to an Authorized Participant by the Custodian and the Authorized Participant has not deposited an amount in excess of such purchase authorization with the Custodian prior to the relevant cut-off time for the Fund on the transmittal date; or (g) in the event that circumstances outside the control of the Trust, the Distributor and ProShare Advisors make it impractical to process purchase orders. The Trust shall notify a prospective purchaser of its rejection of the order of such person. The Trust and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of purchase transaction orders nor shall either of them incur any liability for the failure to give any such notification.

Redemption of Creation Units

Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Distributor on any Business Day. The Trust will not redeem Shares in amounts less than Creation Units. Beneficial owners also may sell Shares in the secondary market, but must accumulate enough Shares to constitute a Creation Unit in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit of Shares. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit.

As described below, at the discretion of the Advisor, the Funds may, at times, only accept in kind redemption orders from Authorized Participants.

Redemption in Fund Securities

Each Fund may provide redemptions in portfolio securities or cash at the Advisor’s discretion. With respect to the Matching and Ultra ProShares Funds, the Index Receipt Agent makes available through the NSCC immediately prior to the opening of business on the Exchange on each day that the Exchange is open for business the portfolio securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Fund Securities”). These securities, at times, may not be identical to Deposit Securities which are applicable to a purchase of Creation Units. A Fund may also, in its sole discretion, upon request of a shareholder, provide such redeeming shareholder a portfolio of securities which differs from the exact composition of the Fund Securities but does not differ in NAV.

The redemption proceeds for a Creation Unit generally consist of Fund Securities, as announced by the Index Receipt Agent through the NSCC on any Business Day, plus the Balancing Amount. The redemption Transaction Fee described below is deducted from such redemption proceeds.

Redemption in Cash

A Fund may in its discretion exercise its option to redeem such Shares in cash, and the redeeming shareholder will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash which a Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its Shares based on the NAV of Shares of the relevant Fund next determined after the redemption request is received in proper form (minus a redemption Transaction Fee and additional charge for requested cash redemptions, to offset the Fund’s brokerage and other transaction costs associated with the disposition of Fund Securities).

For certain redemptions, the proceeds will consist solely of cash in an amount equal to the NAV of the Shares being redeemed, as next determined after a receipt of a request in proper form, less the redemption Transaction Fee described below (the “Cash Redemption Amount”).

Suspension or Postponement of Right of Redemption

The right of redemption may be suspended or the date of payment postponed with respect to any Fund (1) for any period during which the Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the shares of the Fund’s portfolio securities or determination of its NAV is not reasonably practicable; (4) in such other circumstance as is permitted by the SEC; or (5) for up to 14 calendar days for any of the Global Funds or Short or Ultra International ProShares Funds during an international local holiday, as described below in “Other Information”.

Redemption Cut-Off Times

An Authorized Participant may place an order to redeem Creation Units (i) through the Clearing Process, or (ii) outside the Clearing Process. In either case, a redemption order for a Fund must be received by the following cut-off times (which may be earlier if the relevant Exchange or any relevant bond market closes early):

Fund(s)	Typical Redemption Cut-Off Time (Eastern Time)
DJ Brookfield Global Infrastructure ETF; Global Listed Private Equity ETF; MSCI Emerging Markets Dividend Growers ETF; and Merger ETF	Order must be received between 4:01 p.m. and 5:00 p.m. on any Business Day in order to receive the next Business Day’s NAV

Fund(s)	Typical Redemption Cut-Off Time (Eastern Time)
MSCI EAFE Dividend Growers ETF

Order must be received between 11:31 a.m. and 5:00 p.m. on any Business Day in order to receive the next Business Day’s NAV

(These times may vary due to differences in when daylight savings time is effective between London and New York time. The actual cutoff times are between 4:31 p.m. London Time and 5:00 p.m. Eastern Time.)

Hedged FTSE Europe ETF and Hedged FTSE Japan ETF

10:30 a.m. in order to receive that day’s closing NAV per Share

(This time may vary due to differences in when daylight savings time is effective between London and New York time. The actual cutoff time is 3:30 p.m. London Time)

High Yield—Interest Rate Hedged and Investment Grade—Interest Rate Hedged	3:00 p.m. in order to receive that day’s closing NAV per Share

USD Covered Bond; Short Term USD Emerging Markets Bond ETF; 30 Year TIPS/TSY Spread; the CDS Funds; and Short or Ultra Fixed Income ProShares Funds	2:30 p.m. (3:00 p.m., if transmitted by mail; except 4:00 p.m., if transmitted by mail on behalf of Short High Yield, Short Investment Grade Corporate, Ultra High Yield or Ultra Investment Grade Corporate) in order to receive that day’s closing NAV per Share

German Sovereign/Sub-Sovereign ETF

9:30 a.m. (or 11:15 a.m., if transmitted by mail) in order to receive that day’s closing NAV per Share

(This time may vary due to differences in when daylight savings time is effective between London and New York time. The actual cutoff time is 2:30 p.m. London Time, or 4:15 p.m. London Time if transmitted by mail.)

UltraPro China A Shares, Ultra China A Shares, the Short China A Shares, UltraShort China A Shares, UltraPro Short China A Shares, UltraPro [ ] MLP, Ultra [ ] MLP, Short [ ] MLP, UltraShort [ ] MLP, UltraPro Short [ ] MLP, UltraPro [ ] Cyber Security, Ultra [ ] Cyber Security, Short [ ] Cyber Security, UltraShort [ ] Cyber Security, UltraPro Short [ ] Cyber Security, UltraPro Pharmaceuticals, Ultra Pharmaceuticals, Short Pharmaceuticals, UltraShort Pharmaceuticals and UltraPro Short Pharmaceuticals	[ ] in order to receive that day’s closing NAV per Share

All other Funds	3:30 p.m. (4:00 p.m., if transmitted by mail) in order to receive that day’s closing NAV per Share

Placement of Redemption Orders Using the Clearing Process

Orders to redeem Creation Units of Funds through the Clearing Process must be delivered through an Authorized Participant that is a member of NSCC that is eligible to use the Continuous Net Settlement System. A redemption order for a Fund must be received by the cut-off times set forth in “Redemption Cut-Off Times” above.

All other procedures set forth in the Authorized Participant Agreement must be followed in order to receive the next determined NAV. The requisite Fund Securities and the Balancing Amount (minus a redemption Transaction Fee or additional charges for requested cash redemptions) or the Cash Redemption Amount, as applicable and at the discretion of the Advisor, will be transferred by the third (3rd) NSCC Business Day following the date on which such request for redemption is deemed received. Cash-only redemption orders and Global Fund orders may not be placed through the Clearing Process.

Placement of Redemption Orders Outside the Clearing Process

Orders to redeem Creation Units outside the Clearing Process (other than for Global Fund orders), including all cash-only redemptions, must be delivered through a DTC Participant that has executed the Authorized Participant Agreement. A DTC Participant who wishes to place an order for redemption of Creation Units to be effected outside the Clearing Process need not be a “participating party” under the Authorized Participant Agreement, but such orders must state that the DTC Participant is not using the Clearing Process and that the redemption of Creation Units will instead be effected through a transfer of Shares directly through DTC. A redemption order for a Fund must be received by the cut-off times set forth in “Redemption Cut-Off Times” above. The order must be accompanied or preceded by the requisite number of Shares of Funds specified in such order, which delivery must be made through DTC to the Custodian by the third Business Day (T+3) following such transmittal date. All other procedures set forth in the Authorized Participant Agreement must be properly followed in order to receive the next determined NAV.

After the Transfer Agent has deemed an order for redemption outside the Clearing Process received, the Transfer Agent will initiate procedures to transfer the requisite Fund Securities and the Balancing Amount (minus a redemption Transaction Fee or additional charges for requested cash redemptions), which are expected to be delivered within three Business Days, and the Cash Redemption Amount (by the third Business Day (T+3) following the transmittal date on which such redemption order is deemed received by the Transfer Agent).

In certain instances, Authorized Participants may create and redeem Creation Unit aggregations of the same Fund on the same trade date. In this instance, the Trust reserves the right to settle these transactions on a net basis.

For Global Funds, the Authorized Participant shall deliver Fund Shares of Global Funds to the Custodian through DTC “free of payment.” The transfer of Fund Shares must be ordered by the DTC Participant on the transmittal date in a timely fashion so as to ensure the delivery of the requisite number of Fund Shares through DTC to the Custodian by no later than 10:00 a.m. Eastern Time of the second Business Day (T+2) immediately following the transmittal date. Authorized Participants should be aware that the deadline for such transfers of Fund Shares through the DTC system may be significantly earlier than the close of business on the primary listing exchange. Those making redemption requests should ascertain the deadline applicable to transfers of Fund Shares through the DTC system by contacting the operations department of the broker or depositary institution affecting the transfer of Fund Shares. The Balancing Amount, if any, must be transferred in U.S. dollars directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than 2:00 p.m. Eastern Time on the second Business Day (T+2) immediately following the transmittal date. If the Custodian does not receive both the required Fund Shares and the Balancing Amount, if any, by 10:00 a.m. and 2:00 p.m., respectively, on the second Business Day (T+2) immediately following the transmittal date, such order will be deemed not in proper form and cancelled.

Cancellations

In the event an order is cancelled, the Authorized Participant will be responsible for reimbursing the Fund for all costs associated with cancelling the order, including costs for repositioning the portfolio, provided the Authorized Participant shall not be responsible for such costs if the order was cancelled for reasons outside the Authorized Participant’s control or the Authorized Participant was not otherwise responsible or at fault for such cancellation. Upon written notice to the Distributor, such cancelled order may be resubmitted the following Business Day, with a newly constituted Portfolio Deposit or Fund Securities to reflect the next calculated NAV.

Transaction Fees

Transaction fees payable to the Trust are imposed to compensate the Trust for the transfer and other transaction costs of a Fund associated with the issuance and redemption of Creation Units of Shares. A fixed Transaction Fee is applicable to each creation or redemption transaction, regardless of the number of Creation Units purchased or redeemed. In addition, a variable Transaction Fee equal to a percentage of the value of each Creation Unit purchased or redeemed may be applicable to a creation or redemption transaction. Purchasers of Creation Units of the Matching and Ultra ProShares Funds for cash may also be required to pay an additional charge to compensate the relevant Fund for brokerage, market impact or other expenses. Where the Trust permits an in-kind purchaser to substitute cash in lieu of depositing a portion of the Deposit Securities, the purchaser will be assessed an additional charge for cash purchases. The maximum Transaction Fee on purchases and redemptions will be 2.00% of the NAV of any Creation Unit, except that for the High Yield–Interest Rate Hedged, the Investment Grade—Interest Rate Hedged and the Short Term USD Emerging Markets Bond ETF, a Transaction Fee up to 3.00% will be charged on the cash used in lieu of depositing all or a portion of the Deposit Securities or the cash portion of any redemption transaction. The Transaction Fees charged to each Fund are presented in the Authorized Participant Handbook.

Purchasers of Shares in Creation Units are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust. Investors will also bear the costs of transferring securities from the Fund to their account or on their order. Investors who use the services of a broker or other such intermediary may be charged a fee for such services.

These fees may, in certain circumstances, be paid by the Advisor or otherwise waived.

Determination of NAV

The NAV per Share for each Fund is computed by dividing the value of the net assets of such Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares outstanding, rounded to the nearest cent. Expenses and fees, including the management and administration fees, are accrued daily and taken into account for purposes of determining NAV. The NAV calculation time for each Fund is listed in the chart below (which may be earlier if the relevant Exchange or any relevant bond market closes early):

Fund(s)	Typical NAV Calculation Time Eastern Time

MSCI EAFE Dividend Growers ETF

11:30 a.m. on days when NYSE Arca is open for trading

(This time may vary due to differences in when daylight savings time is effective between London and New York time. The actual valuation time is 4:30 p.m. London Time.)

High Yield—Interest Rate Hedged, Investment Grade—Interest Rate Hedged, USD Covered Bond, Short Term USD Emerging Markets Bond ETF, 30 Year TIPS/TSY Spread, the CDS Funds and the Short and Ultra Fixed Income ProShares Funds (other than Short High Yield, Short Investment Grade Corporate, Ultra High Yield and Ultra Investment Grade Corporate)	3:00 p.m. on each Business Day

German Sovereign/Sub-Sovereign ETF

11:15 a.m. on days when NYSE Arca is open for trading

(This time may vary due to differences in when daylight savings time is effective between London and New York time. The actual valuation time is 4:15 p.m. London Time.)

UltraPro China A Shares, Ultra China A Shares, Short China A Shares, UltraShort China A Shares, UltraPro Short China A Shares, UltraPro [ ] MLP, Ultra [ ] MLP, Short [ ] MLP, UltraShort [ ] MLP, UltraPro Short [ ] MLP, UltraPro [ ] Cyber Security, Ultra [ ] Cyber Security, Short [ ] Cyber Security, UltraShort [ ] Cyber Security, UltraPro Short [ ] Cyber Security, UltraPro Pharmaceuticals, Ultra Pharmaceuticals, Short Pharmaceuticals, UltraShort Pharmaceuticals and UltraPro Short Pharmaceuticals	[ ] in order to receive that day’s closing NAV per Share

All other Funds (including Short High Yield, Short Investment Grade Corporate, Ultra High Yield and Ultra Investment Grade Corporate)	Close of the regular trading session of the Exchange upon which it is listed (typically 4:00 p.m.) on each Business Day

The German Sovereign/Sub-Sovereign ETF, the DJ Brookfield Global Infrastructure ETF, the Global Listed Private Equity ETF, the Merger ETF, the MSCI EAFE Dividend Growers ETF; the MSCI Emerging Markets Dividend Growers ETF, the Hedged FTSE Europe ETF and the Hedged FTSE Japan ETF contain portfolio investments that are primarily listed or traded on foreign markets. To the extent a Fund’s portfolio investments trade in foreign markets on days when a Fund is not open for business or when the primary exchange for the Shares is not open, the value of the Fund’s assets may vary and shareholders may not be able to purchase or sell Fund Shares and Authorized Participants may not be able to create or redeem Creation Units. Also, certain portfolio investments may not be traded on days a Fund is open for business.

Securities and other assets are generally valued at their market value using information provided by a pricing service or market quotations. Certain short-term securities are valued on the basis of amortized cost. Futures contracts and options on securities, indexes and futures contracts are generally valued at their last sale price prior to the time at which the NAV per share of a class of shares of a Fund is determined. Alternatively, fair valuation procedures as described below may be applied if deemed more appropriate. Routine valuation of certain other derivatives is performed using procedures approved by the Board of Trustees.

When the Advisor determines that the price of a security is not readily available or deems the price unreliable, it may, in good faith, establish a fair value for that security in accordance with procedures established by and under the general supervision and responsibility of the Trust’s Board of Trustees. The use of a fair valuation method may be appropriate if, for example, market quotations do not accurately reflect fair value for an investment, an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (for example, a foreign exchange or market), a trading halt closes an exchange or market early, or other events result in an exchange or market delaying its normal close.

Continuous Offering

The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Trust on an ongoing basis, at any point a “distribution,” as such term is used in the 1933 Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the 1933 Act. For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Shares and sells some or all of the Shares comprising such Creation Units directly to its customers; or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether a person is an underwriter for the purposes of the 1933 Act depends upon all the facts and circumstances pertaining to that person’s activities. Thus, the examples mentioned above should not be considered a complete description of all the activities that could lead a person to be deemed an underwriter. Broker-dealer firms should also note that dealers who are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the 1933 Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. The Trust has been granted an exemption by the SEC from this prospectus delivery obligation in ordinary secondary market transactions involving Shares under certain circumstances, on the condition that purchasers of Shares are provided with a product description of the Shares. Broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to an ordinary secondary market transaction), and thus dealing with Shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the 1933 Act. Firms that incur a prospectus-delivery obligation with respect to Shares are reminded that under Rule 153 under the 1933 Act, a prospectus delivery obligation under Section 5(b)(2) of the 1933 Act owed to a national securities exchange member in connection with a sale on the national securities exchange is satisfied if a Fund’s prospectus is made available upon request at the national securities exchange on which the Shares of such Fund trade. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on a national securities exchange and not with respect to other transactions.

TAXATION

Overview

Set forth below is a discussion of certain U.S. federal income tax issues concerning the Funds and the purchase, ownership, and disposition of a Fund’s Shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances, nor to certain types of shareholders subject to special treatment under the federal income tax laws (for example, life insurance companies, banks and other financial institutions, and IRAs and other retirement plans). This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of a Fund’s Shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

Taxation of the Funds

Each Fund has elected and intends to qualify each year to be treated as a RIC under Subchapter M of the Code. A RIC generally is not subject to federal income tax on income and gains distributed in a timely manner to its shareholders. To qualify for treatment as a RIC, each Fund generally must, among other things:

(a) derive in each taxable year at least 90% of its gross income from (i) dividends, interest, payments with respect to certain securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and (ii) net income derived from interests in “qualified publicly traded partnerships” as described below (the income described in this subparagraph (a), “Qualifying Income”);

(b) diversify its holdings so that, at the end of each quarter of a Fund’s taxable year (or by the end of the 30-day period following the close of such quarter), (i) at least 50% of the fair market value of the Fund’s assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to a value not greater than 5% of the value of the Fund’s total assets and to an amount not greater than 10% of the outstanding voting securities of such issuer, and (ii) not greater than 25% of the value of its total assets is invested in (x) the securities (other than U.S. government securities and the securities of other RICs) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses, or (y) the securities of one or more qualified publicly traded partnerships (as defined below); and

(c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year.

In general, for purposes of the 90% gross income requirement described in subparagraph (a) above, income derived from a partnership will be treated as Qualifying Income only to the extent such income is attributable to items of income of the partnership which would be Qualifying Income if realized directly by the RIC. However, 100% of the net income of a RIC derived from an interest in a “qualified publicly traded partnership” (a partnership (x) the interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the Qualifying Income described in clause (i) of subparagraph (a) above) will be treated as Qualifying Income. In general, such entities will be treated as partnerships for federal income tax purposes because they meet the passive income requirement under Code section 7704(c)(2). In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership. Moreover, the amounts derived from investments in foreign currency will be treated as Qualifying Income for purposes of subparagraph (a) above. There is a possibility that the Internal Revenue Service (“IRS”) could issue guidance contrary to such treatment, which could affect a Fund’s ability to meet the 90% gross income test and adversely affect the manner in which that Fund is managed.

For purposes of the diversification test described in subparagraph (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. Also, for purposes of the diversification test in (b) above, the identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the IRS with respect to issuer identification for a particular type of investment may adversely affect the Fund’s ability to meet the diversification test in (b) above.

If, in any taxable year, a Fund were to fail to meet the 90% gross income, diversification or distribution test described above, the Fund could in some cases cure such failure, including by paying a Fund-level tax, paying interest, making additional distributions, or disposing of certain assets. If a Fund were ineligible to or did not cure such a failure for any taxable year, or otherwise failed to qualify as a RIC accorded special tax treatment under the Code, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including distributions of net tax-exempt income and net long-term capital gain (if any), would be taxable to shareholders as dividend income. In such a case, distributions from the Fund would not be deductible by the Fund in computing its taxable income. In addition, in order to requalify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

As noted above, if a Fund qualifies as a RIC that is accorded special tax treatment, the Fund will not be subject to federal income tax on income that is distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below).

Each of the Funds expects to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and its net capital gain (that is, the excess of its net long-term capital gains over its net short-term capital losses, in each case determined with reference to any loss carryforwards). Investment company taxable income that is retained by a Fund will be subject to tax at regular corporate rates. If a Fund retains any net capital gain, it will be subject to tax at regular corporate rates on the amount retained, but it may designate the retained amount as undistributed capital gains in a notice mailed within 60 days of the close of the Fund’s taxable year to its shareholders who, in turn, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds on a properly-filed U.S. tax return to the extent the credit exceeds such liabilities. If a Fund makes this designation, for federal income tax purposes, the tax basis of Shares owned by a shareholder of a Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The funds are not required to, and there can be no assurance that a Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

In determining the amount available to support a Capital Gain Dividend (as defined below), its taxable income and its earnings and profits, a RIC generally may elect to treat part or all of any post-October capital loss (defined as the greatest of net capital loss, net long-term capital loss, or net short-term capital loss, in each case attributable to the portion of the taxable year after October 31) or late-year ordinary loss (generally, (i) net ordinary loss from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31, plus (ii) other net ordinary loss attributable to the portion of the taxable year after December 31) as if incurred in the succeeding taxable year.

Amounts not distributed on a timely basis in accordance with a prescribed formula are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, each Fund must distribute during each calendar year an amount generally equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year, and (3) all such ordinary income and capital gains that were not distributed in previous years. For purposes of the required excise tax distribution, ordinary gains and losses from the sale, exchange, or other taxable disposition of property that would be properly taken into account after October 31 are generally treated as arising on January 1 of the following calendar year. Also, for these purposes, the Fund will be treated as having distributed any amount on which it is subject to corporate income tax for the taxable year ending within the calendar year. The Funds intend generally to make distributions sufficient to avoid imposition of the excise tax, although the Funds reserve the right to pay an excise tax rather than make an additional distribution when circumstances warrant (for example, the payment of the excise tax amount is deemed to be de minimis).

A distribution will be treated as paid on December 31 of a calendar year if it is declared by a Fund in October, November or December of that year with a record date in such a month and is paid by the Fund during January of the following year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a Fund’s net investment income. Instead, potentially subject to certain limitations, a Fund may carry net capital losses forward from any taxable year to subsequent taxable years to offset capital gains, if any, realized during such subsequent taxable years. Distributions from capital gains are generally made after applying any available capital loss carryforwards. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether the Funds retain or distribute such gains. If a Fund incurs or has incurred net capital losses in taxable years beginning after December 22, 2010 (post-2010 losses), those losses will be carried forward to one or more subsequent taxable years without expiration; any such carryforward losses will retain their character as short-term or long-term. If a Fund incurred net capital losses in a taxable year beginning on or before December 22, 2010 (“pre-2011 losses”), the Fund is permitted to carry such losses forward for eight taxable years; in the year to which they are carried forward, such losses are treated as short-term capital losses that first offset any short-term capital gains, and then offset any long-term capital gains. A Fund must use any post-2010 losses, which will not expire, before it uses any pre-2011 losses. This increases the likelihood that pre-2011 losses will expire unused at the conclusion of the eight-year carryforward period.

The Funds had the following pre-2011 losses capital loss carryforwards as of May 31, 2014. Because the New Funds were not operational at the end of the Trust’s last fiscal year, no information regarding the New Funds’ tax basis net capital loss carryforwards is included in this SAI.

FUND	Capital Loss Carryforwards Expiring October 31, 2016	Capital Loss Carryforwards Expiring October 31, 2017	Capital Loss Carryforwards Expiring October 31, 2018	Capital Loss Carryforwards Expiring October 31, 2019	Total
DJ Brookfield Global Infrastructure ETF	$0.00	$0.00	$0.00	$0.00	$0.00
Global Listed Private Equity ETF	$0.00	$0.00	$0.00	$0.00	$0.00
Large Cap Core Plus	$0.00	$0.00	$0.00	$0.00	$0.00
S&P 500 Dividend Aristocrats ETF	$0.00	$0.00	$0.00	$0.00	$0.00
High Yield–Interest Rate Hedged	$0.00	$0.00	$0.00	$0.00	$0.00
Investment Grade–Interest Rate Hedged	$0.00	$0.00	$0.00	$0.00	$0.00
USD Covered Bond	$0.00	$0.00	$0.00	$0.00	$0.00
German Sovereign/Sub-Sovereign ETF	$0.00	$0.00	$0.00	$0.00	$0.00
Short Term USD Emerging Markets Bond ETF	$0.00	$0.00	$0.00	$0.00	$0.00
Hedge Replication ETF	$0.00	$0.00	$0.00	$0.00	$0.00
Merger ETF	$0.00	$0.00	$0.00	$0.00	$0.00
RAFI® Long/Short	$0.00	$0.00	$0.00	$1,128,449	$1,128,449
30 Year TIPS/TSY Spread	$0.00	$0.00	$0.00	$0.00	$0.00
Short S&P500®	$0.00	$275,479,255	$396,002,468	$299,866,646	$971,348,369

FUND	Capital Loss Carryforwards Expiring October 31, 2016	Capital Loss Carryforwards Expiring October 31, 2017	Capital Loss Carryforwards Expiring October 31, 2018	Capital Loss Carryforwards Expiring October 31, 2019	Total

Short QQQ®	$0.00	$46,413,351	$59,184,627	$61,405,117	$167,003,095
Short Dow30SM	$0.00	$27,666,267	$74,285,143	$36,036,617	$137,988,027
Short MidCap400	$0.00	$14,091,075	$16,663,813	$4,855,600	$35,610,488
Short Russell2000	$0.00	$30,602,995	$85,827,210	$47,621,957	$164,052,162
Short SmallCap600	$0.00	$10,910,309	$9,744,816	$2,717,874	$23,372,999
UltraShort S&P500®	$0.00	$954,224,900	$1,614,347,476	$880,883,563	$3,449,455,939
UltraShort QQQ®	$0.00	$344,027,075	$546,154,861	$344,692,522	$1,234,874,458
UltraShort Dow30SM	$0.00	$211,568,661	$278,053,840	$125,976,993	$615,599,494
UltraShort MidCap400	$0.00	$62,058,079	$19,240,979	$11,668,164	$92,967,222
UltraShort Russell2000	$0.00	$197,617,837	$371,431,305	$109,741,367	$678,790,509
UltraShort SmallCap600	$0.00	$10,418,599	$18,395,839	$6,372,373	$35,186,811
UltraPro Short S&P500®	$0.00	$21,450,893	$80,591,829	$146,815,109	$248,857,831
UltraPro Short QQQ®	$0.00	$0.00	$13,723,268	$33,201,124	$46,924,392
UltraPro Short Dow30SM	$0.00	$0.00	$9,009,922	$4,829,732	$13,839,654
UltraPro Short MidCap400	$0.00	$0.00	$2,821,723	$1,324,062	$4,145,785
UltraPro Short Russell2000	$0.00	$0.00	$13,054,940	$5,215,974	$18,270,914
Short Basic Materials	$0.00	$0.00	$429,630	$0.00	$429,630
Short Financials	$0.00	$46,207,656	$34,680,899	$0.00	$80,888,555
Short Oil & Gas	$0.00	$1,584,332	$2,720,603	$2,060,582	$6,365,517
Short Real Estate	$0.00	$0.00	$3,968,005	$433,111	$4,401,116
Short S&P Regional Banking	$0.00	$0.00	$475,909	$8,353,085	$8,828,994
UltraShort Basic Materials	$0.00	$99,100,007	$110,459,179	$3,390,037	$212,949,223
UltraShort Nasdaq Biotechnology	$0.00	$0.00	$416,580	$0.00	$416, 580
UltraShort Consumer Goods	$0.00	$680,668	$14,284,380	$2,851,138	$17,816,186
UltraShort Consumer Services	$0.00	$37,806,587	$34,794,753	$9,718,804	$82,320,144
UltraShort Financials	$0.00	$884,851,934	$249,724,456	$0.00	$1,134,576,390
UltraShort Health Care	$0.00	$10,002,522	$2,787,142	$767,590	$13,557,254
UltraShort Industrials	$0.00	$17,061,076	$21,300,428	$0.00	$38,361,504
UltraShort Oil & Gas	$0.00	$72,588,775	$103,023,193	$31,249,573	$206,861,541
UltraShort Real Estate	$0.00	$2,597,807,224	$530,523,856	$76,086,424	$3,204,417,504
UltraShort Semiconductors	$0.00	$28,767,489	$21,740,228	$7,733,357	$58,241,074
UltraShort Technology	$0.00	$38,866,512	$17,058,910	$4,601,521	$60,526,943
UltraShort Telecommunications	$0.00	$5,230,287	$682,434	$0.00	$5,912,721
UltraShort Utilities	$0.00	$7,484,152	$3,786,581	$1,225,902	$12,496,635
UltraPro Short Financials	$0.00	$0.00	$0.00	$0.00	$0.00
Short MSCI EAFE	$0.00	$32,745,434	$18,597,569	$312,450	$51,655,453
Short MSCI Emerging Markets	$0.00	$39,141,253	$71,205,636	$17,217,308	$127,564,197
Short FTSE China 50	$0.00	$0.00	$1,040,187	$0.00	$1,040,187
UltraShort MSCI EAFE	$0.00	$67,426,453	$7,928,513	$3,521,302	$78,876,268
UltraShort MSCI Emerging Markets	$0.00	$520,833,289	$59,526,996	$9,114,905	$589,475,190
UltraShort FTSE Europe	$0.00	$3,795,429	$34,453,744	$9,069,132	$47,318,305
UltraShort MSCI Pacific ex-Japan	$0.00	$880,198	$3,676,210	$0.00	$4,556,408
UltraShort MSCI Brazil Capped	$0.00	$0.00	$15,737,286	$0.00	$15,737,286
UltraShort FTSE China 50	$0.00	$431,145,308	$131,146,062	$0.00	$562,291,370
UltraShort MSCI Japan	$0.00	$3,844,289	$6,349,708	$5,554,931	$15,748,928

FUND	Capital Loss Carryforwards Expiring October 31, 2016	Capital Loss Carryforwards Expiring October 31, 2017	Capital Loss Carryforwards Expiring October 31, 2018	Capital Loss Carryforwards Expiring October 31, 2019	Total

UltraShort MSCI Mexico Capped IMI	$0.00	$6,041,732	$5,186,144	$166,558	$11,394,434
Short 7-10 Year Treasury	$0.00	$0.00	$0.00	$0.00	$0.00
Short 20+ Year Treasury	$0.00	$228,972	$56,583,949	$84,404,610	$141,217,531
Short High Yield	$0.00	$0.00	$0.00	$0.00	$0.00
Short Investment Grade Corporate	$0.00	$0.00	$0.00	$0.00	$0.00
UltraShort 3-7 Year Treasury	$0.00	$0.00	$0.00	$0.00	$0.00
UltraShort 7-10 Year Treasury	$5,030,158	$249,611	$28,917,167	$143,647,522	$177,844,458
UltraShort 20+ Year Treasury	$0.00	$0.00	$664,186,865	$665,676,662	$1,329,863,527
UltraShort TIPS	$0.00	$0.00	$0.00	$0.00	$0.00
UltraPro Short 20+ Year Treasury	$0.00	$0.00	$0.00	$0.00	$0.00
Ultra S&P500®	$0.00	$224,902,494	$0.00	$0.00	$224,902,494
Ultra QQQ®	$0.00	$357,698,054	$0.00	$0.00	$357,698,054
Ultra Dow30SM	$0.00	$176,628,128	$0.00	$0.00	$176,628,128
Ultra MidCap400	$0.00	$0.00	$0.00	$0.00	$0.00
Ultra Russell2000	$36,802	$5,956,450	$0.00	$0.00	$5,956,450
Ultra SmallCap600	$0.00	$0.00	$0.00	$0.00	$0.00
UltraPro S&P500®	$0.00	$0.00	$0.00	$0.00	$0.00
UltraPro QQQ®	$0.00	$0.00	$0.00	$0.00	$0.00
UltraPro Dow30SM	$0.00	$0.00	$0.00	$0.00	$0.00
UltraPro MidCap400	$0.00	$0.00	$0.00	$0.00	$0.00
UltraPro Russell2000	$0.00	$0.00	$0.00	$0.00	$0.00
Ultra Basic Materials	$0.00	$0.00	$0.00	$0.00	$0.00
Ultra Nasdaq Biotechnology	$0.00	$0.00	$0.00	$128,779	$128,779
Ultra Consumer Goods	$0.00	$0.00	$0.00	$0.00	$0.00
Ultra Consumer Services	$0.00	$0.00	$0.00	$0.00	$0.00
Ultra Financials	$742,054,376	$1,407,263,015	$0.00	$48,453,600	$2,197,770,991
Ultra Health Care	$0.00	$0.00	$0.00	$0.00	$0.00
Ultra Industrials	$0.00	$0.00	$0.00	$0.00	$0.00
Ultra Oil & Gas	$0.00	$0.00	$0.00	$0.00	$0.00
Ultra Real Estate	$0.00	$0.00	0.00	$0.00	$0.00
Ultra S&P Regional Banking	$0.00	$0.00	$373,207	$876,570	$1,249,777
Ultra Semiconductors	$0.00	$15,242,865	$0.00	$0.00	$15,242,865
Ultra Technology	$0.00	$0.00	$0.00	$0.00	$0.00
Ultra Telecommunications	$0.00	$0.00	$0.00	$0.00	$0.00
Ultra Utilities	$0.00	$6,575,383	$0.00	$0.00	$6,575,383
UltraPro Financials	$0.00	$0.00	$0.00	$0.00	$0.00
Ultra MSCI EAFE	$0.00	$0.00	$0.00	$0.00	$0.00
Ultra MSCI Emerging Markets	$0.00	$0.00	$0.00	$0.00	$0.00
Ultra FTSE Europe	$0.00	$0.00	$71,352	$151,172	$222,524
Ultra MSCI Pacific ex-Japan	$0.00	$0.00	$41,236	$244	$41,480
Ultra MSCI Brazil Capped	$0.00	$0.00	$542,934	$628,038	$1,170,972
Ultra FTSE China 50	$0.00	$0.00	$173,812	$0.00	$173,812
Ultra MSCI Japan	$0.00	$0.00	$0.00	$1,410,349	$1,410,349
Ultra MSCI Mexico Capped IMI	$0.00	$0.00	$0.00	$77,432	$77,432
Ultra 7-10 Year Treasury	$0.00	$0.00	$0.00	$0.00	$0.00

FUND	Capital Loss Carryforwards Expiring October 31, 2016	Capital Loss Carryforwards Expiring October 31, 2017	Capital Loss Carryforwards Expiring October 31, 2018	Capital Loss Carryforwards Expiring October 31, 2019	Total

Ultra 20+ Year Treasury	$0.00	$0.00	$0.00	$0.00	$0.00
Ultra High Yield	$0.00	$0.00	$0.00	$0.00	$0.00
Ultra Investment Grade Corporate	$0.00	$0.00	$0.00	$0.00	$0.00

The Funds had available the following post-2010 losses capital loss carryforwards as of May 31, 2014:

FUND	Capital Loss Carryforwards

DJ Brookfield Global Infrastructure ETF	$0.00
Global Listed Private Equity ETF	$108,438
Large Cap Core Plus	$892,844
S&P 500 Dividend Aristocrats ETF	$0
High Yield–Interest Rate Hedged	$298,707
Investment Grade–Interest Rate Hedged	$0.00
USD Covered Bond	$0.00
German Sovereign/Sub-Sovereign ETF	$0.00
Short Term USD Emerging Markets Bond ETF	$0.00
Hedge Replication ETF	$0.00
Merger ETF	$428,485
RAFI® Long/Short	$1,158,552
30 Year TIPS/TSY Spread	$37,772
Short S&P500®	$945,162,306
Short QQQ®	$79,099,140
Short Dow30SM	$74,404,223
Short MidCap400	$17,293,004
Short Russell2000	$187,102,033
Short SmallCap600	$26,140,952
UltraShort S&P500®	$1,515,542,120
UltraShort QQQ®	$352,412,128
UltraShort Dow30SM	$170,656,338
UltraShort MidCap400	$33,705,374
UltraShort Russell2000	$376,751,272
UltraShort SmallCap600	$15,089,969
UltraPro Short S&P500®	$613,915,863
UltraPro Short QQQ®	$135,818,250
UltraPro Short Dow30SM	$81,347,786
UltraPro Short MidCap400	$14,295,332
UltraPro Short Russell2000	$115,629,819
Short Basic Materials	$2,724,781
Short Financials	$52,461,789
Short Oil & Gas	$2,053,734
Short Real Estate	$12,230,552
Short S&P Regional Banking	$2,782,673
UltraShort Basic Materials	$58,424,964
UltraShort Nasdaq Biotechnology	$6,026,588

FUND	Capital Loss Carryforwards

UltraShort Consumer Goods	$3,243,084
UltraShort Consumer Services	$10,175,724
UltraShort Financials	$357,921,594
UltraShort Health Care	$3,326,405
UltraShort Industrials	$9,645,878
UltraShort Oil & Gas	$71,719,654
UltraShort Real Estate	$155,504,293
UltraShort Semiconductors	$12,558,546
UltraShort Technology	$8,485,045
UltraShort Telecommunications	$1,540,198
UltraShort Utilities	$1,908,484
UltraPro Short Financials	$1,862,178
Short MSCI EAFE	$63,680,732
Short MSCI Emerging Markets	$45,789,422
Short FTSE China 50	$3,238,582
UltraShort MSCI EAFE	$8,273,535
UltraShort MSCI Emerging Markets	$81,573,924
UltraShort FTSE Europe	$138,663,596
UltraShort MSCI Pacific ex-Japan	$1,474,642
UltraShort MSCI Brazil Capped	$1,400,999
UltraShort FTSE China 50	$120,154,233
UltraShort MSCI Japan	$2,569,779
UltraShort MSCI Mexico Capped IMI	$1,710,011
Short 7-10 Year Treasury	$2,101,777
Short 20+ Year Treasury	$259,326,232
Short High Yield	$7,193,110
Short Investment Grade Corporate	$689,586
UltraShort 3-7 Year Treasury	$693,873
UltraShort 7-10 Year Treasury	$61,963,654
UltraShort 20+ Year Treasury	$2,918,997,508
UltraShort TIPS	$855,307
UltraPro Short 20+ Year Treasury	$2,755,286
Ultra S&P500®	$0.00
Ultra QQQ®	$0.00
Ultra Dow30SM	$0.00
Ultra MidCap400	$0.00
Ultra Russell2000	$0.00
Ultra SmallCap600	$0.00
UltraPro S&P500®	$0.00
UltraPro QQQ®	$0.00
UltraPro Dow30SM	$0.00
UltraPro MidCap400	$0.00
UltraPro Russell2000	$0.00
Ultra Basic Materials	$0.00
Ultra Nasdaq Biotechnology	$0.00
Ultra Consumer Goods	$0.00

FUND	Capital Loss Carryforwards

Ultra Consumer Services	$0.00
Ultra Financials	$0.00
Ultra Health Care	$0.00
Ultra Industrials	$0.00
Ultra Oil & Gas	$0.00
Ultra Real Estate	$0.00
Ultra S&P Regional Banking	$0.00
Ultra Semiconductors	$0.00
Ultra Technology	$0.00
Ultra Telecommunications	$0.00
Ultra Utilities	$0.00
UltraPro Financials	$360
Ultra MSCI EAFE	$0.00
Ultra MSCI Emerging Markets	$3,131,493
Ultra FTSE Europe	$0.00
Ultra MSCI Pacific ex-Japan	$0.00
Ultra MSCI Brazil Capped	$4,504,770
Ultra FTSE China 50	$6,909,584
Ultra MSCI Japan	$0.00
Ultra MSCI Mexico Capped IMI	$615,911
Ultra 7-10 Year Treasury	$55,634,551
Ultra 20+ Year Treasury	$0.00
Ultra High Yield	$0.00
Ultra Investment Grade Corporate	$0.00

Taxation of Fund Distributions

Distributions of investment income are generally taxable to shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. In general, a Fund will recognize long-term capital gain or loss on investments it has owned for more than one year, and short-term capital gain or loss on investments it has owned for one year or less. Tax rules can alter a Fund’s holding period in investments and thereby affect the tax treatment of gain or loss on such investments. Distributions of net capital gain – the excess of net long-term capital gain over net short-term capital losses, in each case determined with reference to any loss carryforwards – that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable to shareholders as long-term capital gains includible in net capital gain and taxable to individuals at reduced rates. Distributions of net short-term capital gain (as reduced by any net long-term capital loss for the taxable year) will be taxable to shareholders as ordinary income.

The Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals whose income exceeds certain threshold amounts, and of certain trusts and estates under similar rules. Certain details of the implementation of this tax remain subject to future guidance. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by the Fund of net investment income and capital gains as described above, and (ii) any net gain from the sale, redemption or exchange of Fund shares. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in the Fund.

Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares. Distributions are also taxable to shareholders even if they are paid from income or gains earned by a Fund before a shareholder’s investment (and thus were included in the price the shareholder paid for the Fund shares). Investors should be careful to consider the tax implications of buying shares of a Fund just prior to a distribution. The price of shares purchased at this time will include the amount of the forthcoming distribution, but the distribution will generally be taxable.

A dividend or Capital Gain Dividend with respect to shares of a Fund held by a tax-deferred or qualified plan, such as an IRA, retirement plan, or corporate pension or profit sharing plan, generally will not be taxable to the plan. Distributions from such plans will be taxable to individual participants under applicable tax rules without regard to the character of the income earned by the qualified plan. Shareholders should consult their tax advisors to determine the suitability of shares of a Fund as an investment through such plans and the precise effect of an investment on their particular situation.

Shareholders will be notified annually as to the U.S. federal tax status of Fund distributions, and shareholders receiving distributions in the form of newly issued Shares will receive a report as to the value of the Shares received.

Qualified Dividend Income

“Qualified dividend income” received by an individual is taxed at the rates applicable to net capital gain. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s Shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation that is readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company. In general, distributions of investment income reported by a Fund as derived from qualified dividend income will be treated as qualified dividend income in the hands of a shareholder taxed as an individual, provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s Shares.

Dividends-Received Deduction

In general, dividends of net investment income received by corporate shareholders of a Fund may qualify for the 70% dividends-received deduction generally available to corporations to the extent of the amount of eligible dividends received by the Fund from domestic corporations for the taxable year. A dividend received by a Fund will not be treated as a dividend eligible for the dividends-received deduction (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends received deduction may otherwise be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of various provisions of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)). The corporate alternative minimum tax may disallow the dividends received deduction in certain circumstances.

Repurchase Agreements

Any distribution of income that is attributable to (i) income received by a Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction or (ii) dividend income received by a Fund on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by the Fund, will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders.

Disposition of Shares

Upon a sale, exchange or other disposition of shares of a Fund, a shareholder will generally realize a taxable gain or loss depending upon his or her basis in the shares. A gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and generally will be long -term or short-term capital gain or loss depending upon the shareholder’s holding period for the shares. Any loss realized on a sale, exchange or other disposition will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the disposition of a Fund’s Shares held by the shareholder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any distributions of Capital Gain Dividends received or treated as having been received by the shareholder with respect to such shares.

Market Discount

If a Fund purchases in the secondary market a debt security that has a fixed maturity date of more than one year from its date of issuance at a price lower than the stated redemption price of such debt security (or, in the case of a debt security issued with “original issue discount” (described below), a price below the debt security’s “revised issue price”), the excess of the stated redemption price over the purchase price is “market discount.” If the amount of market discount is more than a de minimis amount, a portion of such market discount must be included as ordinary income (not capital gain) by a Fund in each taxable year in which the Fund owns an interest in such debt security and receives a principal payment on it. In particular, the Fund will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been includable in income. In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by a Fund at a constant rate over the time remaining to the debt security’s maturity or, at the election of the Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest. Gain realized on the disposition of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the accrued market discount.

Original Issue Discount

Certain debt securities may be treated as debt securities that were originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest income that is included in a Fund’s income and, therefore, subject to the distribution requirements applicable to RICs, even though the Fund may not receive a corresponding amount of cash until a partial or full repayment or disposition of the debt security.

Some debt securities may be purchased by the Funds at a discount that exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes (see above).

If the Fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or, if necessary, by disposition of portfolio securities including at a time when it may not be advantageous to do so. These dispositions may cause the Fund to realize higher amounts of short-term capital gains (generally taxed to shareholders at ordinary income tax rates) and, in the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger Capital Gain Dividend than if the Fund had not held such securities.

Options, Futures, Forward Contracts and Swaps

The tax treatment of certain contracts (including regulated futures contracts and non-equity options) entered into by the Fund will be governed by Section 1256 of the Code (“Section 1256 contracts”). Gains (or losses) on these contracts generally are considered to be 60% long-term and 40% short-term capital gains or losses (“60/40”), although foreign currency gains or losses arising from certain Section 1256 contracts may be treated as ordinary in character (see “Foreign Currency Transactions” below). Also, section 1256 contracts held by a Fund at the end of each taxable year (and for purposes of the 4% excise tax, on certain other dates prescribed in the Code) are “marked-to-market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gains or losses are treated as ordinary or 60/40 gains or losses, as appropriate.

The tax treatment of a payment made or received on a swap to which a Fund is a party, and in particular whether such payment is, in whole or in part, capital or ordinary in character, will vary depending upon the terms of the particular swap contract.

Transactions in options, futures, forward contracts, swaps and certain positions undertaken by the Funds may result in “straddles” for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund, and losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating taxable income for the taxable year in which the losses are realized. In addition, certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Certain elections that a Fund may make with respect to its straddle positions may also affect the amount, character and timing of the recognition of gains or losses from the affected positions.

Because only a few regulations implementing the straddle rules have been promulgated, the consequences of such transactions to the Funds are not entirely clear. The straddle rules may increase the amount of short-term capital gain realized by a Fund, which is taxed as ordinary income when distributed to shareholders. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a Fund that did not engage in such transactions.

More generally, investments by a Fund in options, futures, forward contracts, swaps and other derivative financial instruments are subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by a Fund are treated as ordinary or capital, accelerate the recognition of income or gains to a Fund and defer or possibly prevent the recognition or use of certain losses by a Fund. The rules could, in turn, affect the amount, timing or character of the income distributed to shareholders by a Fund. In addition, because the tax rules applicable to such instruments may be uncertain under current law, an adverse determination or future IRS guidance with respect to these rules (which determination or guidance could be retroactive) may affect whether a Fund has made sufficient distributions and otherwise satisfied the relevant requirements to maintain its qualification as a RIC and avoid a Fund-level tax.

Constructive Sales

Under certain circumstances, a Fund may recognize gain from a constructive sale of an “appreciated financial position” it holds if it enters into a short sale, forward contract or other transaction that substantially reduces the risk of loss with respect to the appreciated position. In that event, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but would not recognize any loss) from the constructive sale. The character of gain from a constructive sale would depend upon each Fund’s holding period in the property. Appropriate adjustments would be made in the amount of any gain or loss subsequently realized on the position to reflect the gain recognized on the constructive sale. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund’s holding period and the application of various loss deferral provisions of the Code. Constructive sale treatment does not generally apply to a transaction if such transaction is closed on or before the end of the 30th day after the close of the Fund’s taxable year and the Fund holds the appreciated financial position throughout the 60-day period beginning with the day such transaction closed. The term “appreciated financial position” excludes any position that is “marked-to-market.”

Foreign Investments and Taxes

Investment income and gains received by a Fund from foreign investments may be subject to foreign withholding and other taxes, which could decrease the Fund’s return on those investments. The effective rate of foreign taxes to which a Fund will be subject depends on the specific countries in which its assets will be invested and the extent of the assets invested in each such country and, therefore, cannot be determined in advance. If more than 50% of a Fund’s assets at year end consists of the securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portions of qualified taxes paid by the Fund to foreign countries in respect of foreign securities that the Fund has held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes paid by the Fund. A shareholder’s ability to claim an offsetting foreign tax credit or deduction in respect of foreign taxes paid by the Fund is subject to certain limitations imposed by the Code, which may result in the shareholder’s not receiving a full credit or deduction (if any) for the amount of such taxes. Shareholders who do not itemize on their U.S. federal income tax returns may claim a credit (but not a deduction) for such foreign taxes. Even if a Fund were eligible to make such an election for a given year, it may determine not to do so. Shareholders that are not subject to U.S. federal income tax, and those who invest in a Fund through tax-advantaged accounts (including those who invest through individual retirement accounts or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by the Fund.

Foreign Currency Transactions

Gains or losses attributable to fluctuations in exchange rates that occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of some investments, including debt securities and certain forward contracts denominated in a foreign currency, gains or losses attributable to fluctuations in the value of the foreign currency between the acquisition and disposition of the position also are treated as ordinary income or loss. In certain circumstances, a Fund may elect to treat foreign currency gain or loss attributable to a forward contract, a futures contract or an option as capital gain or loss. Furthermore, foreign currency gain or loss arising from certain types of section 1256 contracts is treated as capital gain or loss, although a Fund may elect to treat foreign currency gain or loss from such contracts as ordinary in character. These gains and losses, referred to under the Code as “section 988” gains or losses, increase or decrease the amount of a Fund’s investment company taxable income available (and required) to be distributed to its shareholders as ordinary income. If a Fund’s section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as ordinary dividends, thereby reducing each shareholder’s basis in his or her Fund Shares.

Certain of a Fund’s investments in derivative instruments and foreign currency-denominated instruments, and any of a Fund’s transactions in foreign currencies and hedging activities, are likely to produce a difference between its book income and its taxable income. If such a difference arises, and a Fund’s book income is less than its taxable income, the Fund could be required to make distributions exceeding book income to qualify as a RIC that is accorded special tax treatment. In the alternative, if a Fund’s book income exceeds its taxable income (including realized capital gains), the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter as gain from the sale or exchange of a capital asset.

Master Limited Partnerships

A Fund’s ability to invest in MLPs that are treated as QPTPs for federal income tax purposes is limited by the Fund’s intention to qualify as a RIC, and if the Fund does not appropriately limit such investments or if such investments are recharacterized for U.S. tax purposes, the Fund’s status as a RIC may be jeopardized. Among other limitations, a Fund is permitted to have no more than 25% of the total value if its total assets invested in qualified publicly traded partnerships (“QPTPs”), including MLPs.

A Fund’s investments in MLPs potentially will result in distributions from that Fund (i) constituting returns of capital not included in a shareholder’s income but reducing the shareholder’s tax basis in his or her shares; (ii) attributable to gain recognized with respect to that is recharacterized as ordinary income and, therefore, not offset by capital losses; or (iii) taxable to such shareholder even though they represent appreciation realized by that Fund prior to the shareholder’s investment therein. That Fund’s investments in MLPs will also potentially cause it to recognize taxable income on its investments in in excess of the cash generated thereby, and therefore require the Fund to sell investments, including when not otherwise advantageous to do so, in order to satisfy the distribution requirements for treatment as a RIC and to eliminate a Fund-level tax.

Passive Foreign Investment Companies

The Funds may invest in shares of foreign corporations that are classified under the Code as passive foreign investment companies (“PFICs”). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets, or 75% or more of its gross income is investment-type income. Certain distributions from a PFIC, as well as gain from the sale of PFIC shares, are treated as “excess distributions.” Excess distributions are taxable as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gains. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC shares. If a Fund receives an excess distribution with respect to PFIC stock, the Fund will itself be subject to tax on the portion of an excess distribution that is allocated to prior taxable years without the ability to reduce such tax by making distributions to Fund shareholders, and an interest factor will be added to the tax as if the tax had been payable in such prior taxable years.

The Funds may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions were received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. Another election would involve marking to market a Fund’s PFIC shares at the end of each taxable year, with the result that unrealized gains would be treated and reported as though they were realized as ordinary income on the last day of the taxable year. Any mark-to-market losses and any loss from an actual disposition of PFIC shares would be deductible by the Fund as ordinary losses to the extent of any net mark-to-market gains included in income in prior years. Making either of these two elections may require a Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirements, which also may accelerate the recognition of gain and affect the Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.” Because it is not always possible to identify a foreign corporation as a PFIC, the Fund may incur the tax and interest charges described above in some instances.

Mortgage Pooling Vehicles

The Funds may invest directly or indirectly in residual interests in real estate mortgage conduits (“REMICs”) (including by investing in residual interests in collateralized mortgage obligations (“CMOs”) with respect to which an election to be treated as a REMIC is in effect) or taxable mortgage pools (“TMPs”). Under a Notice issued by the IRS in October 2006 and Treasury regulations that have yet to be issued but may apply retroactively, a portion of a Fund’s income (including income allocated to the Fund from a REIT or other pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events. This Notice also provides, and the regulations are expected to provide, that excess inclusion income of a RIC will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. As a result, Funds investing in such interests may not be a suitable investment for charitable remainder trusts (see Unrelated Business Taxable Income, below).

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a return and pay tax on such income, and (iii) in the case of a foreign shareholder (defined below), will not qualify for any reduction in U.S. federal withholding tax. A shareholder will be subject to income tax on such inclusions without reference to any exemption therefrom otherwise available under the Code.

Unrelated Business Taxable Income

Under current law, income of a RIC that would be treated as UBTI if earned directly by a tax-exempt entity generally will not be attributed as UBTI to a tax-exempt entity that is a shareholder in the RIC. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if Shares in a Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code section 514(b).

A tax-exempt shareholder may also recognize UBTI if a Fund recognizes “excess inclusion income” (as described above) derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in RICs that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT (as defined in section 664 of the Code) that realizes any UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI as a result of investing in a Fund that recognizes “excess inclusion income.” Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a Share in a Fund that recognizes “excess inclusion income,” then the Fund will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, each Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. The Funds have not yet determined whether such an election will be made.

CRTs and other tax-exempt investors are urged to consult their tax advisors concerning the consequences of investing in a Fund.

Backup Withholding

Each Fund may be required to withhold federal income tax (“backup withholding”) from dividends and capital gains distributions paid to shareholders. Federal tax will be withheld if (1) the shareholder fails to furnish the Fund with the shareholder’s correct taxpayer identification number or social security number, (2) the IRS notifies the shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify to the Fund that he or she is not subject to backup withholding. The backup withholding rate is 28%. Any amounts withheld under the backup withholding rules may be credited against the shareholder’s federal income tax liability.

In order for a foreign investor to qualify for exemption from the backup withholding tax rates and for reduced withholding tax rates under income tax treaties, the foreign investor must comply with special certification and filing requirements. Foreign investors in a Fund should consult their tax advisors in this regard.

Foreign Shareholders

Distributions that are properly designated as Capital Gain Dividends generally will not be subject to withholding of U.S. federal income tax. In general, dividends, other than Capital Gain Dividends, paid by a Fund to a shareholder that is not a “United States person” within the meaning of the Code (such shareholder, a “foreign shareholder”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains or foreign-source dividend and interest income) that, if paid to a foreign shareholder directly, would not be subject to withholding. For distributions with respect to taxable years of the Funds beginning before January 1, 2014, however, this tax did not apply and a Fund was not required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign shareholder (w) that did not provide a satisfactory statement that the beneficial owner was not a United States person, (x) to the extent that the dividend was attributable to certain interest on an obligation if the foreign shareholder was the issuer or was a 10% shareholder of the issuer, (y) that was within certain foreign countries that had inadequate information exchange with the United States, or (z) to the extent the dividend was attributable to interest paid by a person that is a related person of the foreign shareholder and the foreign shareholder was a controlled foreign corporation) from U.S.-source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign shareholder, to the extent such distributions were properly reported as such by the Fund in a written notice to shareholders (“interest-related dividends”), and (ii) with respect to distributions (other than (a) distributions to an individual foreign shareholder who was present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (b) distributions subject to special rules regarding the disposition of U.S. real property interests as described below) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions were properly reported as such by the Fund in a written notice to the shareholders (“short-term capital gain dividends”). A Fund was permitted to report such part of its dividends as interest-related and/or short-term capital gain dividends as were eligible, but was not required to do so. In the case of Shares held through an intermediary, the intermediary may have withheld even if the Fund reported all or a portion of a payment as an interest-related or short-term capital gain dividend. In order to have qualified for this exemption from withholding, a foreign shareholder was required to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing the applicable w-8 form). This exemption from withholding for interest-related and short-term capital gain dividends has expired for distributions with respect to taxable years of a Fund beginning on or after January 1, 2014. Therefore, as of the date of this SAI, each Fund (or intermediary, as applicable) is currently required to withhold on distributions to foreign shareholders attributable to net interest or short-term capital gains that were formerly eligible for this withholding exemption. It is currently unclear whether Congress will extend this exemption for distributions with respect to taxable years of a RIC beginning on or after January 1, 2014, or what the terms of such an extension would be, including whether such exemption would have retroactive effect. Foreign shareholders should contact their intermediaries regarding the application of these rules to their accounts.

If a beneficial owner of Fund Shares who or which is a foreign shareholder has a trade or business in the United States, and dividends from the Fund are effectively connected with the conduct by the beneficial holder of that trade or business, the dividends will in general be subject to U.S. federal income taxation at regular income tax rates and, in the case of a foreign corporation, may also be subject to a branch profits tax.

In general, a beneficial holder of Shares that is a foreign shareholder is not subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of Shares of a Fund or on Capital Gain Dividends unless (i) such Capital Gain Dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States; (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the Capital Gain Dividend and certain other conditions are met; or (iii) the Fund Shares constitute “U.S. real property interests” (USRPIs) or the Capital Gain Dividends are attributable to gains from the sale or exchange of USRPIs in accordance with the rules described below.

If a shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States.

Special rules may apply to distributions to foreign shareholders from a Fund that is either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition thereof described below. Additionally, special rules may apply to the sale of Shares in any Fund that is a USRPHC or former USRPHC. Very generally, a USRPHC is a domestic corporation that holds (“USRPIs”)—which are in turn defined very generally as any interest in U.S. real property or any equity interest in a USRPHC or former USRPHC—if the fair market value of the corporation’s USRPIs equals or exceeds 50% of the sum of the fair market value of the corporation’s USRPIs, interests in real property located outside the United States, and other trade or business assets. A fund that holds (directly or indirectly) significant interests in REITs may be a USRPHC. The special rules discussed in the next paragraph also apply to distributions from a Fund that would be a USRPHC absent exclusions from USRPI treatment for interests in domestically controlled REITs (or, prior to January 1, 2014, RICs) and not greater-than-5% interests in publicly traded classes of stock in REITs or RICs.

If a Fund were a USRPHC or would be a USRPHC but for the exclusions from USRPI treatment described above, under a special “look-through” rule, amounts that are attributable directly or indirectly to distributions received by the Fund from a lower-tier REIT that the Fund is required to treat as USRPI gain in its hands, generally will retain their character as such in the hands of the Fund’s foreign shareholders. Prior to January 1, 2014, this special “look-through” rule also applied to any distributions from the Fund (including, in certain cases, distributions made by the Fund in redemption of its Shares) that were attributable to (a) gains realized on the disposition of USRPIs by the Fund and (b) distributions received by the Fund from a lower-tier RIC that the Fund was required to treat as USRPI gain in its hands. It is currently unclear whether Congress whether Congress will extend these former “look-through” provisions to distributions made on or after January 1, 2014, and what the terms of any such extension will be, including whether any such extension will have retroactive effect. . If a foreign shareholder holds (or has held in the prior year) more than a 5% interest in the Fund, such distributions generally will be treated as gains “effectively connected” with the conduct of a “U.S. trade or business,” and subject to tax at graduated rates. Moreover, such shareholders generally will be required to file a U.S. income tax return for the year in which the gain was recognized and the Fund will be required to withhold 35% of the amount of such distribution. In the case of all other foreign shareholders (i.e., those whose interests in the Fund did not exceed 5% at any time during the prior year), the USRPI distributions generally will be treated as ordinary income (regardless of any reporting by the Fund that such distribution is a Capital Gain Dividend or a short-term capital gain dividend), and the Fund generally must withhold 30% (or a lower applicable treaty rate) of the amount of the distribution paid to such foreign shareholder.

Foreign shareholders of such Funds also may be subject to “wash sale” rules to prevent the avoidance of the tax-filing and payment obligations discussed above through the sale and repurchase of Fund Shares.

In addition, a Fund that is a USRPHC or former USRPHC must typically withhold 10% of the amount realized in redemption by a greater-than-5% foreign shareholder, and that shareholder must typically file a U.S. income tax return for the year of the disposition of the USRPI and pay any additional tax due on the gain. Prior to January 1, 2014, such withholding generally was not required with respect to amounts paid in redemption of Shares of a Fund if the Fund was a domestically controlled USRPHC or, in certain limited cases, if the Fund (whether or not domestically controlled) holds substantial investments in RICs that are domestically controlled USRPHCs. The exemption from withholding for redemptions has expired and such withholding is required without regard to whether the Fund or any RIC in which it invests is domestically controlled. It is currently unclear whether Congress will extend this exemption for redemptions made on or after January 1, 2014, and what the terms of any such extension would be, including whether any such extension will have retroactive effect.

Foreign shareholders should consult their tax advisors and, if holding Shares through intermediaries, their intermediaries, concerning the application of these rules to an investment in a Fund.

Certain Additional Reporting and Withholding Requirements

The Foreign Account Tax Compliance Act (“FATCA”) generally requires a Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA. If a shareholder fails to provide this information or otherwise fails to comply with FATCA, a Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on dividends, including Capital Gain Dividends, and the proceeds of the sale, redemption or exchange of Fund shares. If a payment by a Fund is subject to FATCA withholding, the Fund is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign shareholders described above (e.g., Capital Gain Dividends and short-term capital gain and interest-related dividends), beginning July 1, 2014.

Each prospective investor is urged to consult its tax advisor regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.

Reporting Requirements Regarding Foreign Bank and Financial Accounts

Shareholders that are U.S. persons and own, directly or indirectly, more than 50% of a Fund could be required to report annually their “financial interest” in the Fund’s “foreign financial accounts,” if any, on FinCEN Form 114, Report of Foreign Bank and Financial Accounts (“FBAR”). Shareholders should consult a tax advisor, and persons investing in a Fund through an intermediary should contact their intermediary, regarding the applicability to them of this reporting requirement.

Tax Equalization

Each Fund intends to distribute its net investment income and capital gains to shareholders at least annually to qualify for treatment as a RIC under the Code. Under current law, provided a Fund is not treated as a “personal holding company” for U.S. federal income tax purposes, the Fund is permitted to treat on its tax return as dividends paid the portion of redemption proceeds paid to redeeming shareholders that represents the redeeming shareholders’ portion of the Fund’s undistributed investment company taxable income and net capital gain. This practice, which involves the use of tax “equalization”, may have the effect of reducing the amount of income and/or gains that a Fund is required to distribute as dividends to non-redeeming shareholders. Tax equalization is not available to a Fund treated as a personal holding company. The amount of any undistributed income and/or gains is reflected in the value of a Fund’s Shares. The total return on a shareholder’s investment will generally not be reduced as a result of a Fund’s use of this practice.

A Fund will be a personal holding company for federal income tax purposes if 50% or more of the Fund’s shares are owned, at any time during the last half of the Fund’s taxable year, directly or indirectly by five or fewer individuals. For this purpose, the term “individual” includes pension trusts, private foundations and certain other tax-exempt trusts. If a Fund becomes a personal holding company, it may be subject to a tax of 20% on all the investment income and gains of the Fund not distributed to shareholders on or before the fifteenth day of the third month following the close of the Fund’s taxable year. In addition, the Fund’s status as a personal holding company may limit the ability of the Fund to distribute dividends with respect to a taxable year in a manner qualifying for the dividends-paid deduction subsequent to the end of the taxable year and will prevent the Fund from using tax equalization, which may result in the Fund paying a fund-level income tax. Each Fund intends to distribute all of its income and gain in timely manner such that it will not be subject to an income tax or an otherwise applicable personal holding company tax, but there can be no assurance that a Fund will be successful in doing so each year.

Tax Shelter Disclosure

Under Treasury regulations, if a shareholder recognizes a loss on a disposition of a Fund’s Shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (including, for example, an insurance company holding separate account), the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but, under current guidance, shareholders of a RIC are not excepted. This filing requirement applies even though, as a practical matter, any such loss would not, for example, reduce the taxable income of an insurance company. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Creation and Redemption of Creation Units

An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the sum of the exchanger’s aggregate basis in the securities surrendered plus the amount of cash paid for such Creation Units. An Authorized Participant who redeems Creation Units will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of any securities received plus the amount of any cash received for such Creation Units. The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons purchasing or redeeming Creation Units should consult their own tax advisors with respect to the tax treatment of any creation or redemption transaction.

Other Taxation

The foregoing discussion is primarily a summary of certain U.S. federal income tax consequences of investing in a Fund based on the law in effect as of the date of this SAI. The discussion does not address in detail special tax rules applicable to certain classes of investors, such as, among others, IRAs and other retirement plans, tax-exempt entities, foreign investors, insurance companies, banks and other financial institutions, and investors making in-kind contributions to a Fund. Such shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. You should consult your tax advisor for more information about your own tax situation, including possible other federal, state, local and, where applicable, foreign tax consequences of investing in a Fund.

OTHER INFORMATION

Regular International Holidays

For each intervening holiday in the applicable foreign market that is not a holiday observed by the U.S. equity markets, the redemption settlement cycle will be extended by the number of days of such intervening holiday. In addition to holidays, other unforeseeable closings in a foreign market, including due to regulatory action, may also prevent a Fund from delivering securities within the normal settlement period.

In certain circumstances, the securities delivery cycles currently practicable for transferring portfolio securities to redeeming investors, coupled with foreign market holiday schedules, will require a delivery process longer than seven calendar days. The holidays applicable to various countries during such periods are listed below, as are instances where more than seven days will be needed to deliver redemption proceeds. Although certain holidays may occur on different dates in subsequent years, the number of days required to deliver redemption proceeds in any given year is not expected to exceed the maximum number of days listed below for each Fund. The proclamation of new holidays, the treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays, or changes in local securities delivery practice, could affect the information set forth herein.

The dates for the period October 1, 2014 through September 30, 2015 in which the regular holidays affecting the relevant securities markets of the below listed countries are as follows (please note these holiday schedules are subject to potential changes in the relevant securities markets):

October 1, 2014 – September 30, 2015

Australia	Austria	Belgium	Brazil	Canada	Chile	China
October 6 November 4 November 27 December 24 December 25 December 26 December 31 January 1 January 26 March 9 April 3 April 6 April 27 June 8 August 3	December 8 December 24 December 25 December 26 December 31 January 1 January 6 April 3 April 6 May 1 May 14 May 25 June 4	November 11 December 24 December 25 December 26 December 31 January 1 April 3 April 6 May 1 May 14 May 25 July 21	November 20 December 24 December 25 December 31 January 1 February 16 February 17 April 3 April 21 May 1 June 4 July 9 September 7	October 13 November 11 December 24 December 25 December 26 January 1 February 16 April 3 May 18 July 1 August 3 September 7	October 31 December 8 December 24 December 25 December 30 December 31 January 1 April 2 April 3 May 1 May 21 June 29 July 16 September 17 September 18	October 1 October 2 October 3 October 6 October 7 December 25 December 26 February 18 February 19 February 20 February 23 February 24 April 3 April 6 May 1 May 25 July 1 September 28

Colombia	Czech Republic	Denmark	Egypt	Finland	France	Germany
October 13 November 3 November 11 November 17 November 27 December 8 December 25 January 1 January 12 March 23 April 2 April 3 May 1 May 18 June 8 June 15 June 29 July 20 August 7 August 17	October 28 November 17 December 24 December 25 December 26 December 31 January 1 April 6 May 1 May 8 July 6 September 28	December 24 December 25 December 26 December 31 January 1 April 2 April 3 April 6 May 1 May 14 May 15 May 25 June 5	October 5 October 6 January 7 January 25 April 12 April 13 July 1 July 19 July 23 September 23 September 24	December 24 December 25 December 26 December 31 January 1 January 6 April 3 April 6 May 1 May 14 June 19	November 11 December 24 December 25 December 26 December 31 January 1 April 3 April 6 April 13 May 1 May 4 May 8 May 20 May 25 July 14 August 31	October 3 December 24 December 25 December 26 December 30 December 31 January 1 February 16 April 3 April 6 May 1 May 14 May 25 June 4

Greece	Hong Kong	Hungary	India	Indonesia	Ireland	Israel
October 28 December 24 December 25 December 26 December 31 January 1 January 6 February 16 February 23 March 25 April 3 April 6 April 10 April 13 May 1 May 25 June 1 August 14	October 1 October 2 December 24 December 25 December 26 December 31 January 1 January 30 February 18 February 19 February 20 April 3 April 6 April 7 May 1 May 25 July 1 September 28	October 23 October 24 October 31 December 24 December 25 December 26 December 31 January 1 January 2 April 3 April 6 May 1 May 25 August 20 August 21	October 2

October 3

October 6

October 23

October 24

November 4

November 6

December 25

January 1

January 3

January 26

February 17

March 5

March 21

April 1

April 3

April 14

May 1

May 4

July 1

July 18

August 15

August 19

September 17

September 24

September 30

December 25 December 26 December 31 January 1 February 19 March 20 April 3 May 14 June 2 August 17 September 24	October 27 December 24 December 25 December 26 December 31 January 1 March 17 April 3 April 6 May 1 May 4 May 25 June 1 July 13 August 3 August 31	October 3

October 8

October 9

October 12

October 13

October 14

October 15

October 16

December 16

December 17

March 5

April 3

April 5

April 6

April 7

April 8

April 9

April 10

April 22

April 23

April 24

May 24

July 26

September 13

September 14

September 15

September 22

September 23

September 27

September 28

September 29

September 30

Italy	Japan	Korea	Malaysia	Mexico	Morocco	The Netherlands
December 8 December 24 December 25 December 26 December 31 January 1 January 6 April 3 April 6 May 1 June 2

October 13

November 3

November 11

November 24

November 27

December 23

December 25

December 26

December 29

December 30

December 31

January 1

January 2

January 12

February 11

April 29

May 4

May 5

May 6

July 20

September 21

September 22

September 23

		October 3 October 9 November 13 December 25 December 31 January 1 January 2 February 18 February 19 February 20 May 1 May 5 May 25 September 28 September 29	October 6 October 22 October 23 December 25 January 1 February 2 February 19 February 20 May 1 June 1 August 31 September 16 September 24	November 17 December 12 December 24 December 25 January 1 February 2 March 16 April 2 April 3 May 1 May 5 September 16	October 6 November 6 November 18 January 1 May 1 July 30 August 14 August 21 September 24 September 25	December 24 December 25 December 26 December 31 January 1 April 3 April 6 April 27 April 30 May 1 May 5 May 12 May 14 May 25

New Zealand	Norway	Peru	The Philippines	Poland	Portugal	Russia
October 27 November 27 December 24 December 25 December 26 December 31 January 1 January 2 January 19 January 26 February 6 April 2 April 3 April 6 April 27 June 1	December 24 December 25 December 26 December 31 January 1 April 1 April 2 April 3 April 6 May 1 May 14 May 25	October 8 December 8 December 24 December 25 December 31 January 1 April 2 April 3 May 1 June 29 July 28 July 29	October 6 December 24 December 25 December 26 December 30 December 31 January 1 February 19 April 2 April 3 April 9 May 1 June 12 August 21 August 26 August 31 September 24	November 11 December 24 December 25 December 26 December 31 January 1 January 6 April 3 April 6 May 1 June 4	December 1 December 8 December 24 December 25 December 26 December 31 January 1 February 17 April 3 April 6 May 1 June 4 June 10	October 13

November 3

November 4

November 11

November 27

December 24

December 25

December 26

December 31

January 1

January 2

January 7

January 19

February 16

February 23

March 9

April 3

April 6

May 1

May 4

May 11

May 25

June 12

July 3

August 31

September 7

Singapore	South Africa	Spain	Sweden	Switzerland	Taiwan	Thailand
October 6 October 22 October 23 December 24 December 25 December 31 January 1 January 30 February 18 February 19 February 20 April 3 May 1 June 1 July 17 August 10 September 24	December 16 December 24 December 25 December 26 December 31 January 1 March 27 April 3 April 6 April 27 May 1 June 16 August 10 September 24	November 10 December 8 December 24 December 25 December 26 December 31 January 1 January 6 March 19 April 2 April 3 April 6 April 8 April 9 May 1 June 4	October 31 December 24 December 25 December 26 December 31 January 1 January 5 January 6 April 2 April 3 April 6 April 30 May 1 May 13 May 14 June 19	December 24 December 25 December 26 December 31 January 1 January 2 April 3 April 6 May 1 May 14 May 25	October 10 January 1 February 18 February 19 February 20 May 1 September 28	October 23 December 5 December 10 December 31 January 1 March 4 April 6 April 13 April 14 April 15 May 1 May 5 June 1 July 1 July 30 August 12

Turkey	United Kingdom
October 3 October 6 October 7 October 28 October 29 January 1 April 23 May 1 May 19 July 16 July 17 September 22 September 23 September 24 September 25	October 13 November 11 November 27 December 6 December 24 December 25 December 26 December 31 January 1 April 3 April 6 May 1 May 4 May 25 August 31

Redemptions

The longest redemption cycle for a Fund is a function of the longest redemption cycle among the countries whose stocks comprise the Funds. Under certain conditions, a Fund may pay redemption proceeds more than seven days after the tender of a Creation Unit for redemption, but generally a Fund will not take more than fourteen calendar days from the date of the tender to pay redemption proceeds.

Index Provider Disclaimers

Barclays Capital

BARCLAYS CAPITAL DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE BARCLAYS CAPITAL INDEXES OR ANY DATA INCLUDED THEREIN AND BARCLAYS CAPITAL SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. BARCLAYS CAPITAL MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY PROSHARES TRUST, INVESTORS, FUND SHAREHOLDERS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BARCLAYS CAPITAL INDEXES OR ANY DATA INCLUDED THEREIN. BARCLAYS CAPITAL MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BARCLAYS CAPITAL INDEXES OR ANY DATA INCLUDED THEREIN WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL BARCLAYS CAPITAL HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

BofA Merrill Lynch

The Shares are not sponsored, endorsed, sold or promoted by BofA Merrill Lynch. Neither BofA Merrill Lynch nor any of Standard & Poor’s, a division of The McGraw-Hill Companies, Inc., Standard & Poor’s Financial Services LLC, MSCI, Inc. or Frank Russell Company (the “Exchanges and Entities”) have passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Shares, nor do they make any representation or warranty, express or implied, to the owners of the Shares or any member of the public regarding the advisability of investing in securities generally or in the Shares particularly or the ability of the Index to track general hedge fund performance. BofA Merrill Lynch’s and the Exchanges and Entities’ only relationship to the Trust is the licensing of certain trademarks and trade names of BofA Merrill Lynch and the Exchanges and Entities and of the Index, which indices are determined, composed and calculated by BofA Merrill Lynch without regard to the Trust or the Shares. BofA Merrill Lynch and the Exchanges and Entities have no obligation to take the needs of the Trust or the owners of the Shares into consideration in determining, composing or calculating the Index. BofA Merrill Lynch and the Exchanges and Entities are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Shares to be issued or in the determination or calculation of the equation by which the Shares are to be converted into or redeemed for cash or other assets. BofA Merrill Lynch and the Exchanges and Entities have no obligation or liability in connection with the administration, marketing or trading of the Shares.

BOFA MERRILL LYNCH AND THE EXCHANGES AND ENTITIES DO NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN AND BOFA MERRILL LYNCH AND THE EXCHANGES AND ENTITIES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. BOFA MERRILL LYNCH AND THE EXCHANGES AND ENTITIES MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY TRUST, OWNERS OF THE SHARES OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN. BOFA MERRILL LYNCH AND THE EXCHANGES AND ENTITIES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL BOFA MERRILL LYNCH OR THE EXCHANGES AND ENTITIES HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

The BofA Merrill Lynch Marks are trademarks of Merrill Lynch, Pierce, Fenner & Smith Incorporated or its affiliates and have been licensed for use by Trust. S&P, MSCI and Russell, respectively, are trademarks of Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. and Standard & Poor’s Financial Services LLC, MSCI, Inc. and Frank Russell Company and have been licensed for use by BofA Merrill Lynch.

Credit Suisse

CREDIT SUISSE SECURITIES (USA) LLC AND ITS AFFILIATES (COLLECTIVELY, “CREDIT SUISSE”) DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEX, OR ANY DATA INCLUDED THEREIN AND CREDIT SUISSE SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. CREDIT SUISSE MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE CREDIT SUISSE INDEXES OR ANY DATA INCLUDED THEREIN. CREDIT SUISSE MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTIBILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE CREDIT SUISSE INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL CREDIT SUISSE HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

FTSE

ProShares Hedged FTSE Europe, ProShares Hedged FTSE Japan, ProShares Ultra, Short and UltraShort FTSE China 50 and ProShares Ultra and UltraShort FTSE Developed Europe are not in any way sponsored, endorsed, sold or promoted by FTSE International Limited (“FTSE”) or by the London Stock Exchange Group Companies (“LSEG”) (together the “Licensor Parties”) and none of the Licensor Parties make any claim, prediction, warranty or representation whatsoever, expressly or impliedly, either as to the (i) results to be obtained from the use of the FTSE China 50 Index and the FTSE Developed Europe Index (the “Indices”) (ii) the figure at which an Index is said to stand at any particular time on any particular day or otherwise, or (iii) the suitability of the Index for the purpose to which it is being put in connection with the ProShares Hedged FTSE Europe ETF, the ProShares Hedged FTSE Japan ETF, the ProShares Ultra, Short and UltraShort FTSE China 50 and ProShares Ultra and UltraShort FTSE Developed Europe. None of the Licensor Parties have provided or will provide any financial or investment advice or recommendation in relation to the Index to ProShares or its clients. The Index is calculated by FTSE or its agent. None of the Licensor Parties shall be (a) liable (whether in negligence or otherwise) to any person for any error in the Index and (b) under any obligation to advise any person of any error therein.

All rights in the Indices vest in FTSE. “FTSE®” is a trademark of the LSEG and is used by FTSE under license.

Morningstar, Inc.

ProShares Morningstar Alternatives Solution ETF is not sponsored, endorsed, sold or promoted by Morningstar, Inc. Morningstar makes no representation or warranty, express or implied, to the owners of ProShares Morningstar Alternatives Solution ETF or any member of the public regarding the advisability of investing in securities generally or in ProShares Morningstar Alternatives Solution ETF in particular or the ability of Morningstar® Diversified Alternatives IndexSM to track general stock market performance. Morningstar’s only relationship to ProShares Trust is the licensing of: (i) certain service marks and service names of Morningstar; and (ii) the Morningstar® Diversified Alternatives IndexSM which is determined, composed and calculated by Morningstar without regard to ProShares Trust or ProShares Morningstar Alternatives Solution ETF. Morningstar has no obligation to take the needs of ProShares Trust or the owners of ProShares Morningstar Alternatives Solution ETF into consideration in determining, composing or calculating the Morningstar® Diversified Alternatives IndexSM. Morningstar is not responsible for and has not participated in the determination of the prices and amount of the Morningstar® Diversified Alternatives IndexSM or the timing of the issuance or sale of ProShares Morningstar Alternatives Solution ETF or in the determination or calculation of the equation by which ProShares Morningstar Alternatives Solution ETF is converted into cash. Morningstar has no obligation or liability in connection with the administration, marketing or trading of ProShares Morningstar Alternatives Solution ETF.

MORNINGSTAR, INC. DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE PROSHARES MORNINGSTAR ALTERNATIVES SOLUTION ETF OR ANY DATA INCLUDED THEREIN AND MORNINGSTAR SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. MORNINGSTAR MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY PROSHARES TRUST, OWNERS OR USERS OF THE PROSHARES MORNINGSTAR ALTERNATIVES SOLUTION ETF, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE PROSHARES MORNINGSTAR ALTERNATIVES SOLUTION ETF OR ANY DATA INCLUDED THEREIN. MORNINGSTAR MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE FUND OR ANY DATA INCLUDED THEREIN. WITHOUT

LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MORNINGSTAR HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

MSCI

MSCI ® is a registered trademark of Morgan Stanley & Company, Inc. The Funds are not sponsored, endorsed, sold or promoted by Morgan Stanley or any affiliate of Morgan Stanley. Neither Morgan Stanley, any of its affiliates nor any other party involved in making or compiling the MSCI Indexes makes any representation or warranty, express or implied, to the owners of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the MSCI Indexes to track general stock market performance. Morgan Stanley is the licensor of certain trademarks, service marks and trade names of MSCI and of the MSCI Indexes, which are determined, composed and calculated by Morgan Stanley without regard to the Funds. Morgan Stanley has no obligation to take the needs of the Funds into consideration in determining, composing or calculating the MSCI Indexes. Morgan Stanley is not responsible for and has not participated in the determination of the prices and amount of Shares of the Funds or the timing of the issuance or sale of such Shares. Neither Morgan Stanley, any of its affiliates nor any other party involved in making or compiling the MSCI Indexes has any obligation or liability to owners of the Funds in connection with the administration of the Funds, or the marketing or trading of Shares of the Funds. Although Morgan Stanley obtains information for inclusion in or for use in the calculation of the MSCI Indexes from sources which Morgan Stanley considers reliable, neither Morgan Stanley, any of its affiliates nor any other party involved in making or compiling the MSCI Indexes guarantees the accuracy and or the completeness of the MSCI Indexes or any data included therein. Neither Morgan Stanley, any of its affiliates nor any other party involved in making or compiling the MSCI Indexes makes any warranty, express or implied, as to results to be obtained by the Funds, or any other person or entity from the use of the MSCI Indexes or any data included therein in connection with the rights licensed hereunder or for any other use. Neither Morgan Stanley, any of its affiliates nor any other party involved in making or compiling the MSCI Indexes shall have any liability for any errors, omissions or interruptions of or in connection with the MSCI Indexes or any data included therein. Neither Morgan Stanley, any of its affiliates nor any other party involved in making or compiling the MSCI Indexes makes any express or implied warranties, and Morgan Stanley hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the MSCI Indexes or any data included therein. Without limiting any of the foregoing, in no event shall Morgan Stanley, any of its affiliates or any other party involved in making or compiling the MSCI Indexes have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Russell

Russell 2000® (the “Russell Index”) is a trademark of the Russell Investment Group and/or its affiliates (“Russell”).

RUSSELL DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE RUSSELL INDEX OR ANY DATA INCLUDED THEREIN AND RUSSELL SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. RUSSELL MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY PROSHARES TRUST, INVESTORS, FUND SHAREHOLDERS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE RUSSELL INDEX OR ANY DATA INCLUDED THEREIN. RUSSELL MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE RUSSELL INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL RUSSELL HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

S&P Dow Jones Indices

Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The Indexes are a product of S&P Dow Jones Indices LLC or its affiliates, and have been licensed for use by ProShares. The Funds are not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, any of their third party licensors, or any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the Indexes to track general market performance. S&P Dow Jones Indices’ only relationship to ProShares with respect to the Indexes is the licensing of the Indexes and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices. The Indexes are determined, composed and calculated by S&P Dow Jones Indices without regard to ProShares or the Funds. S&P Dow Jones Indices have no obligation to take the needs of ProShares or the owners of the Funds into consideration in determining, composing or calculating the Indexes. S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of the Funds or the timing of the issuance or sale of the Funds or in the determination or calculation of the equation by which the Funds are to be converted into cash or redeemed, as the case may be. S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of the Funds. There is no assurance that investment products based on the Indexes will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC and its subsidiaries are not investment advisers. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.

S&P DOW JONES INDICES DO NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDEXES OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICE SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY PROSHARES, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEXES OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBLITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND PROSHARES, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

Solactive

“Solactive®” is a trademark of Solactive AG and has been licensed for use by ProShares. ProShares have not been passed on by Solactive AG as to their legality or suitability. ProShares based on the Solactive® Diversified USD Covered Bond Index are not sponsored, endorsed, sold or promoted by Solactive AG, and it makes no representation regarding the advisability of investing in ProShares. THIS ENTITY AND ITS AFFILIATES MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO PROSHARES.

FINANCIAL STATEMENTS

The audited Financial Statements, for each Fund that commenced operations prior to May 31, 2014, and the report of PricewaterhouseCoopers LLP, as independent registered public accounting firm, for the fiscal year ended May 31, 2014, that appear in the Annual Report to shareholders dated May 31, 2014, are hereby incorporated by reference in this SAI. The Annual Report to shareholders is delivered with this SAI to shareholders requesting this SAI.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THE PROSPECTUS OR IN THIS STATEMENT OF ADDITIONAL INFORMATION, WHICH THE PROSPECTUS INCORPORATES BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR PRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY PROSHARES TRUST. THIS STATEMENT OF ADDITIONAL INFORMATION DOES NOT CONSTITUTE AN OFFERING BY PROSHARES TRUST IN ANY JURISDICTION IN WHICH SUCH AN OFFERING MAY NOT LAWFULLY BE MADE.

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

Standard & Poor’s.

AAA— An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA — An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A — An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB — An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB — An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B — An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC — An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC — An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C — A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D — An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to ‘D’ upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

The ratings may be modified by the addition of a plus (+) or a minus (-) sign to show relative standing within the major rating categories.

NR — This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Moody’s.

Aaa — Obligations rated “Aaa” are judged to be of the highest quality, with minimal credit risk.

Aa — Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

A — Obligations rated “A” are considered upper-medium grade and are subject to low credit risk.

Baa — Obligations rated “Baa” are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba — Obligations rated “Ba” are judged to have speculative elements and are subject to substantial credit risk.

B — Obligations rated “B” are considered speculative and are subject to high credit risk.

Caa — Obligations rated “Caa” are judged to be of poor standing and are subject to very high credit risk.

Ca — Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C — Obligations rated “C” are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Fitch Investor Services.

AAA — Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA — Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A — High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB — Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for timely payment of financial commitments is considered adequate but adverse changes in circumstances and in economic conditions are more likely to impair this capacity.

BB — Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B — Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC — Substantial credit risk. Default is a real possibility.

CC — Very high levels of credit risk. Default of some kind appears probable.

C — Exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a ‘C’ category rating for an issuer include:

•	the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

•	the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

•	Fitch otherwise believes a condition of ‘RD’ or ‘D’ to be imminent or inevitable, including through the formal announcement of a coercive debt exchange.

RD — Restricted default. ‘RD’ ratings indicate an issuer that in Fitch’s opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased business. This would include:

•	the selective payment default on a specific class or currency of debt;

•

the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

•	the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

•	execution of a coercive debt exchange on one or more material financial obligations.

D — Default. ‘D’ ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Dominion Ratings Services of Canada (DBRS).

AAA — Highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

AA — Superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from AAA only to a small degree. Unlikely to be significantly vulnerable to future events.

A — Good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than AA. May be vulnerable to future events, but qualifying negative factors are considered manageable.

BBB — Adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

BB — Speculative, non investment-grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.

B — Highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.

CCC/CC/C — Very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although CC and C ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the CCC to B range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the C category.

D — A financial obligation has not been met or it is clear that a financial obligation will not be met in the near future or a debt instrument has been subject to a distressed exchange. A downgrade to D may not immediately follow an insolvency or restructuring filing as grace periods or extenuating circumstances may exist.

DESCRIPTION OF S&P’S MUNICIPAL NOTE RATINGS:

Municipal notes with maturities of three years or less are usually given note ratings (designated SP-1 or SP-2) to distinguish more clearly the credit quality of notes as compared to bonds. Notes rated SP-1 have a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given the designation of SP-1+. Notes rated SP-2 have a satisfactory capacity to pay principal and interest.

DESCRIPTION OF MOODY’S MUNICIPAL NOTE RATINGS:

Moody’s ratings for state and municipal notes and other short-term loans are designated Moody’s Investment Grade (MIG) and for variable rate demand obligations are designated Variable Moody’s Investment Grade (VMIG). This distinction recognizes the differences between short-term credit risk and long-term risk. Loans bearing the designation MIG-1/VMIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans bearing/with the designation MIG-2/VMIG-2 are of high quality, with ample margins of protection, although not as large as the preceding group.

DESCRIPTION OF S&P COMMERCIAL PAPER RATINGS:

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted A-1+.

DESCRIPTION OF MOODY’S COMMERCIAL PAPER RATINGS:

The rating Prime-1 is the highest commercial paper rating assigned by Moody’s. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations.

DESCRIPTION OF FITCH INVESTORS SERVICE’S COMMERCIAL PAPER RATINGS:

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than the strongest issue.

DESCRIPTION OF DOMINION RATINGS SERVICES OF CANADA — COMMERCIAL PAPER AND SHORT-TERM DEBT RATINGS:

All three DBRS rating categories for short term debt use “high”, “middle” or “low” as subset grades to designate the relative standing of the credit within a particular rating category. The following comments provide separate definitions for the three grades in the Prime Credit Quality area, as this is where ratings for active borrowers in Canada continue to be heavily concentrated.

R-1 (high): Short term debt rated “R-1 (high)” is of the highest credit quality, and indicates an entity which possesses unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels and profitability which is both stable and above average. Companies achieving an “R-1 (high)” rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results and no substantial qualifying negative factors. Given the extremely tough definition which DBRS has established for an “R-1 (high)”, few entities are strong enough to achieve this rating.

R-1 (middle): Short term debt rated “R-1 (middle)” is of superior credit quality and, in most cases, ratings in this category differ from “R-1 (high)” credits to only a small degree. Given the extremely tough definition which DBRS has for the “R-1 (high)” category (which few companies are able to achieve), entities rated “R-1 (middle)” are also considered strong credits which typically exemplify above average strength in key areas of consideration for debt protection.

R-1 (low): Short term debt rated “R-1 (low)” is of good credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios is not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors which exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

DESCRIPTION OF THOMSON BANK WATCH SHORT-TERM RATINGS:

TBW-1: The highest category; indicates a very high likelihood that principal and interest will be paid on a timely basis.

TBW-2: The second-highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as of issues rated ‘TBW-1’.

TBW-3: The lowest investment-grade category; indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

TBW-4: The lowest rating category; this rating is regarded as non-investment grade and therefore speculative.

DESCRIPTION OF THOMSON BANKWATCH LONG-TERM RATINGS:

AA: Indicates a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category.

A: Indicates the ability to repay principal and interest is strong. Issues rated “A” could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

BBB: The lowest investment-grade category; indicates an acceptable capacity to repay principal and interest. Issues rated “BBB” are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

NON-INVESTMENT GRADE (ISSUES REGARDED AS HAVING SPECULATIVE CHARACTERISTICS IN THE LIKELIHOOD OF TIMELY REPAYMENT OF PRINCIPAL AND INTEREST.)

BB: While not investment grade, the “BB” rating suggests that the likelihood of default is considerably less than for lower-rated issues. However, there are significant uncertainties that could affect the ability to adequately service debt obligations.

B: Issues rated “B” show a higher degree of uncertainty and therefore greater likelihood of default than higher-rated issues. Adverse development could well negatively affect the payment of interest and principal on a timely basis.

CCC: Issues rated “CCC” clearly have a high likelihood of default, with little capacity to address further adverse changes in financial circumstances.

CC: “CC” is applied to issues that are subordinate to other obligations rated “CCC” and are afforded less protection in the event of bankruptcy or reorganization.

D: Default

These long-term debt ratings can also be applied to local currency debt. In such cases the ratings defined above will be preceded by the designation “local currency.”

A RATING IN THE LONG-TERM DEBT CATEGORIES MAY INCLUDE A PLUS (+) OR MINUS (-) DESIGNATION, WHICH INDICATES WHERE WITHIN THE RESPECTIVE CATEGORY THE ISSUE IS PLACE.

Appendix B

Although the Trust does not have information concerning the beneficial ownership of Shares nominally held by Depository Trust Company (“DTC”), the name and percentage ownership of each DTC participant that owned of record 5% or more of the outstanding Shares of a Fund participants, as of September 2, 2014 is set forth below*:

Fund Name:	Name and Address:	Percentage Owned:
ProShares DJ Brookfield Global Infrastructure ETF	PERSHING LLC One Pershing Plaza Jersey City, NJ 07399	8%
	NATIONAL FINANCIAL SERVICES LLC 200 Liberty Street New York, NY 10281	8%
	WEDBUSH SECURITIES INC. 1212 Avenue of the Americas New York, NY	9%
	TD AMERITRADE CLEARING, INC 4211 South 102nd Street Omaha, NE 68127	27%
	MERRILL LYNCH 101 Hudson Street Jersey City, NJ 07302	30%

ProShares Global Listed Private Equity ETF	CITIGROUP GLOBAL MARKETS, INC. 111 Wall Street, 4TH Floor New York, NY 10005	30%
	MERRILL LYNCH 101 Hudson Street Jersey City, NJ 07302	27%
	RBC CAPITAL MARKETS LLC One Liberty Plaza New York, NY 10006	16%
	CANTOR FITZGERALD & CO. 110 East 59th Street, 7th Floor New York, NY 10022	7%
	NATIONAL FINANCIAL SERVICES LLC 200 Liberty Street New York, NY 10281	5%

ProShares Large Cap Core Plus	MORGAN STANLEY 1 Pierre Pont Plaza, 5th Floor Brooklyn, NY 11201	20%
	TD AMERITRADE CLEARING, INC 4211 South 102nd Street Omaha, NE 68127	15%
	NATIONAL FINANCIAL SERVICES LLC 200 Liberty Street New York, NY 10281	10%

*	A person who beneficially owns, directly or indirectly, 25% or more of the voting securities of a Fund may be deemed to “control” (as defined in the 1940 Act) that Fund, and may be able to exercise a controlling influence over any matter submitted to shareholders of that Fund.

Fund Name:	Name and Address:	Percentage Owned:
	FIRST CLEARING, LLC Riverfront Plaza, 901 East Byrd Street Richmond, VA 23219	9%
	BNY MELLON 525 William Penn Way, Suite 0400 Pittsburgh, PA 15259	9%
	CHARLES SCHWAB & CO., INC. 101 Montgomery Street San Francisco, CA 94101	9%

ProShares S&P 500 Dividend Aristocrats ETF	MORGAN STANLEY 1 Pierre Pont Plaza, 5th Floor Brooklyn, NY 11201	16%
	NATIONAL FINANCIAL SERVICES LLC 200 Liberty Street New York, NY 10281	15%
	UBS FINANCIAL SERVICES INC. 51 West 52nd Street New York, NY 10019	11%
	CHARLES SCHWAB & CO., INC. 101 Montgomery Street San Francisco, CA 94101.	8%
	TD AMERITRADE CLEARING, INC 4211 South 102nd Street Omaha, NE 68127	7%
	PERSHING LLC One Pershing Plaza Jersey City, NJ 07399	6%
	MERRILL LYNCH 101 Hudson Street Jersey City, NJ 07302	6%

ProShares MSCI EAFE Dividend Growers ETF	GOLDMAN SACHS INTERNATIONAL LIMITED Church Street Station PO Box 3197 New York, NY 10008	73%
	GOLDMAN SACHS & CO. Church Street Station PO Box 3197 New York, NY 10008	16%
	NATIONAL FINANCIAL SERVICES LLC 200 Liberty Street New York, NY 10281	6%

ProShares High Yield–Interest Rate Hedged	MORGAN STANLEY 1 Pierre Pont Plaza, 5th Floor Brooklyn, NY 11201	20%
	TD AMERITRADE CLEARING, INC 4211 South 102nd Street Omaha, NE 68127	14%
	CHARLES SCHWAB & CO., INC. 101 Montgomery Street San Francisco, CA 94101	12%

Fund Name:	Name and Address:	Percentage Owned:
	NATIONAL FINANCIAL SERVICES LLC 200 Liberty Street New York, NY 10281	10%
	MERRILL LYNCH 101 Hudson Street Jersey City, NJ 07302	9%
	PERSHING LLC One Pershing Plaza Jersey City, NJ 07399	9%

ProShares Investment Grade–Interest Rate Hedged	TD AMERITRADE CLEARING, INC 4211 South 102nd Street Omaha, NE 68127	21%
	MORGAN STANLEY 1 Pierre Pont Plaza, 5th Floor Brooklyn, NY 11201	18%
	UBS FINANCIAL SERVICES INC. 51 West 52nd Street New York, NY 10019	14%
	CHARLES SCHWAB & CO., INC. 101 Montgomery Street San Francisco, CA 94101.	10%
	NATIONAL FINANCIAL SERVICES LLC 200 Liberty Street New York, NY 10281	7%
	PERSHING LLC One Pershing Plaza Jersey City, NJ 07399	5%

ProShares USD Covered Bond	MORGAN STANLEY 1 Pierre Pont Plaza, 5th Floor Brooklyn, NY 11201	33%
	J.P. MORGAN CLEARING CORPORATION 70 Fargo St Boston, MA 02210	20%
	CREDIT SUISSE SECURITIES (USA) LLC 7033 Louis Stephens Drive Research Triangle Park, NC 27560	19%
	NATIONAL FINANCIAL SERVICES LLC 200 Liberty Street New York, NY 10281	8%
	PERSHING LLC One Pershing Plaza Jersey City, NJ 07399	8%

ProShares German Sovereign/Sub-Sovereign ETF	J.P. MORGAN CLEARING CORPORATION 70 Fargo St Boston, MA 02210	78%
	CHARLES SCHWAB & CO., INC. 101 Montgomery Street San Francisco, CA 94101	7%
ProShares Short Term USD Emerging Markets Bond ETF	MERRILL LYNCH 101 Hudson Street Jersey City, NJ 07302	30%

Fund Name:	Name and Address:	Percentage Owned:
	RBC CAPITAL MARKETS LLC One Liberty Plaza New York, NY 10006	17%
	TD AMERITRADE CLEARING, INC 4211 South 102nd Street Omaha, NE 68127	13%
	J.P. MORGAN CLEARING CORPORATION 70 Fargo St Boston, MA 02210	13%
	BANK OF AMERICA 901 Main Street, 21st Floor Dallas, TX 75202	8%
	CHARLES SCHWAB & CO., INC. 101 Montgomery Street San Francisco, CA 94101.	6%

ProShares Hedge Replication ETF	MERRILL LYNCH 101 Hudson Street Jersey City, NJ 07302	35%
	FIRST CLEARING, LLC Riverfront Plaza, 901 East Byrd Street Richmond, VA 23219	17%
	UBS FINANCIAL SERVICES INC. 51 West 52nd Street New York, NY 10019	14%
	MORGAN STANLEY 1 Pierre Pont Plaza, 5th Floor Brooklyn, NY 11201	10%
	NATIONAL FINANCIAL SERVICES LLC 200 Liberty Street New York, NY 10281	7%

ProShares Merger ETF	RBC CAPITAL MARKETS LLC One Liberty Plaza New York, NY 10006	68%
	J.P. MORGAN CLEARING CORPORATION 70 Fargo St Boston, MA 02210	11%

ProShares RAFI® Long/Short	CHARLES SCHWAB & CO., INC. 101 Montgomery Street San Francisco, CA 94101.	20%
	TD AMERITRADE CLEARING, INC 4211 South 102nd Street Omaha, NE 68127	19%
	PERSHING LLC One Pershing Plaza Jersey City, NJ 07399	17%
	MERRILL LYNCH 101 Hudson Street Jersey City, NJ 07302	12%
	NATIONAL FINANCIAL SERVICES LLC 200 Liberty Street New York, NY 10281	10%

Fund Name:	Name and Address:	Percentage Owned:
	JPMORGAN 14201 Dallas Parkway 121 1JIP Proxy Services Dallas, TX 75254	6%
ProShares 30 Year TIPS/TSY Spread	GOLDMAN SACHS EXECUTION & CLEARING Church Street Station PO Box 3197 New York, NY 10008	64%
	J.P. MORGAN CLEARING CORPORATION 70 Fargo St Boston, MA 02210	11%
	LPL FINANCIAL 9785 Towne Centre Drive San Diego, CA 92121	7%

ProShares CDS North American HY Credit ETF	MERRILL LYNCH 101 Hudson Street Jersey City, NJ 07302	85%
	J.P. MORGAN CLEARING CORPORATION 70 Fargo St Boston, MA 02210	11%

ProShares CDS Short North American HY Credit ETF	PERSHING LLC One Pershing Plaza Jersey City, NJ 07399	35%
	J.P. MORGAN CLEARING CORPORATION 70 Fargo St Boston, MA 02210	34%
	MERRILL LYNCH 101 Hudson Street Jersey City, NJ 07302	20%

ProShares Short S&P500®	NATIONAL FINANCIAL SERVICES LLC 200 Liberty Street New York, NY 10281	12%
	CHARLES SCHWAB & CO., INC. 101 Montgomery Street San Francisco, CA 94101.	12%
	FIRST CLEARING, LLC Riverfront Plaza, 901 East Byrd Street Richmond, VA 23219	9%
	MORGAN STANLEY 1 Pierre Pont Plaza, 5th Floor Brooklyn, NY 11201	8%
	TD AMERITRADE CLEARING, INC 4211 South 102nd Street Omaha, NE 68127	7%
	STATE STREET BANK & TRUST CO. 1776 Heritage Drive North Quincy, MA 02171	5%

Fund Name:	Name and Address:	Percentage Owned:
ProShares Short QQQ®	MORGAN STANLEY 1 Pierre Pont Plaza, 5th Floor Brooklyn, NY 11201	16%
	CHARLES SCHWAB & CO., INC. 101 Montgomery Street San Francisco, CA 94101.	10%
	NATIONAL FINANCIAL SERVICES LLC 200 Liberty Street New York, NY 10281	10%
	BROWN BROTHERS HARRIMAN & CO. 50 Post Office Square Boston, MA 02110	6%
	TD AMERITRADE CLEARING, INC 4211 South 102nd Street Omaha, NE 68127	6%
	J.P. MORGAN CLEARING CORPORATION 70 Fargo St Boston, MA 02210	6%
	FIRST CLEARING, LLC Riverfront Plaza, 901 East Byrd Street Richmond, VA 23219	6%

ProShares Short Dow30SM	CHARLES SCHWAB & CO., INC. 101 Montgomery Street San Francisco, CA 94101.	14%
	NATIONAL FINANCIAL SERVICES LLC 200 Liberty Street New York, NY 10281	11%
	FIRST CLEARING, LLC Riverfront Plaza, 901 East Byrd Street Richmond, VA 23219	10%
	MORGAN STANLEY 1 Pierre Pont Plaza, 5th Floor Brooklyn, NY 11201	10%
	TD AMERITRADE CLEARING, INC 4211 South 102nd Street Omaha, NE 68127	7%
	BROWN BROTHERS HARRIMAN & CO. 50 Post Office Square Boston, MA 02110	6%

ProShares Short MidCap400	NATIONAL FINANCIAL SERVICES LLC 200 Liberty Street New York, NY 10281	81%

ProShares Short Russell2000	NATIONAL FINANCIAL SERVICES LLC 200 Liberty Street New York, NY 10281	38%
	CHARLES SCHWAB & CO., INC. 101 Montgomery Street San Francisco, CA 94101.	15%
	MORGAN STANLEY 1 Pierre Pont Plaza, 5th Floor Brooklyn, NY 11201	10%

Fund Name:	Name and Address:	Percentage Owned:
	TD AMERITRADE CLEARING, INC 4211 South 102nd Street Omaha, NE 68127	5%

ProShares Short SmallCap600	FIRST CLEARING, LLC Riverfront Plaza, 901 East Byrd Street Richmond, VA 23219	18%
	MERRILL LYNCH 101 Hudson Street Jersey City, NJ 07302	17%
	NATIONAL FINANCIAL SERVICES LLC 200 Liberty Street New York, NY 10281	14%
	TD AMERITRADE CLEARING, INC 4211 South 102nd Street Omaha, NE 68127	11%
	RBC CAPITAL MARKETS LLC One Liberty Plaza New York, NY 10006	7%
	FIRST CLEARING, LLC Riverfront Plaza, 901 East Byrd Street Richmond, VA 23219	7%

ProShares UltraShort S&P500®	NATIONAL FINANCIAL SERVICES LLC 200 Liberty Street New York, NY 10281	13%
	CHARLES SCHWAB & CO., INC. 101 Montgomery Street San Francisco, CA 94101.	13%
	TD AMERITRADE CLEARING, INC 4211 South 102nd Street Omaha, NE 68127	10%
	MERRILL LYNCH 101 Hudson Street Jersey City, NJ 07302	7%
	BROWN BROTHERS HARRIMAN & CO. 50 Post Office Square Boston, MA 02110	7%
	FIRST CLEARING, LLC Riverfront Plaza, 901 East Byrd Street Richmond, VA 23219	6%

ProShares UltraShort QQQ®	CHARLES SCHWAB & CO., INC. 101 Montgomery Street San Francisco, CA 94101.	17%
	NATIONAL FINANCIAL SERVICES LLC 200 Liberty Street New York, NY 10281	16%
	TD AMERITRADE CLEARING, INC 4211 South 102nd Street Omaha, NE 68127	14%
	E*TRADE SECURITIES LLC 135 E. 57th Street New York, NY 10022	7%
	BROWN BROTHERS HARRIMAN & CO. 50 Post Office Square Boston, MA 02110	6%

Fund Name:	Name and Address:	Percentage Owned:
	SCOTTRADE INC 280 Park Avenue New York, NY 10017	5%

ProShares UltraShort Dow30SM	NATIONAL FINANCIAL SERVICES LLC 200 Liberty Street New York, NY 10281	17%
	CHARLES SCHWAB & CO., INC. 101 Montgomery Street San Francisco, CA 94101.	14%
	TD AMERITRADE CLEARING, INC 4211 South 102nd Street Omaha, NE 68127	13%
	BROWN BROTHERS HARRIMAN & CO. 50 Post Office Square Boston, MA 02110	10%
	SCOTTRADE INC 280 Park Avenue New York, NY 10017	7%
	E*TRADE SECURITIES LLC 135 E. 57th Street New York, NY 10022	7%

ProShares UltraShort MidCap400	MERRILL LYNCH 101 Hudson Street Jersey City, NJ 07302	23%
	CHARLES SCHWAB & CO., INC. 101 Montgomery Street San Francisco, CA 94101.	15%
	RBC CAPITAL MARKETS LLC One Liberty Plaza New York, NY 10006	13%
	NATIONAL FINANCIAL SERVICES LLC 200 Liberty Street New York, NY 10281	10%
	GMP SECURITIES L.P. 331 Madison Avenue New York, NY 10017	8%
	TD AMERITRADE CLEARING, INC 4211 South 102nd Street Omaha, NE 68127	6%

ProShares UltraShort Russell2000	CHARLES SCHWAB & CO., INC. 101 Montgomery Street San Francisco, CA 94101.	15%
	NATIONAL FINANCIAL SERVICES LLC 200 Liberty Street New York, NY 10281	13%
	DEUTSCHE BANK SECURITIES 5022 Gate Parkway, Suite 200 Jacksonville, FL 32256	10%
	TD AMERITRADE CLEARING, INC 4211 South 102nd Street Omaha, NE 68127	10%
	MERRILL LYNCH 101 Hudson Street Jersey City, NJ 07302	6%

Fund Name:	Name and Address:	Percentage Owned:
ProShares UltraShort SmallCap600	MERRILL LYNCH 101 Hudson Street Jersey City, NJ 07302	45%
	NATIONAL FINANCIAL SERVICES LLC 200 Liberty Street New York, NY 10281	12%
	CHARLES SCHWAB & CO., INC. 101 Montgomery Street San Francisco, CA 94101.	11%
	VANGUARD BROKERAGE SERVICES 100 Vanguard Boulevard Malvern, PA 19355	6%
	LPL FINANCIAL 9785 Towne Centre Drive San Diego, CA 92121	6%
	TD AMERITRADE CLEARING, INC 4211 South 102nd Street Omaha, NE 68127	5%

ProShares UltraPro Short S&P500®	NATIONAL FINANCIAL SERVICES LLC 200 Liberty Street New York, NY 10281	16%
	CHARLES SCHWAB & CO., INC. 101 Montgomery Street San Francisco, CA 94101.	14%
	TD AMERITRADE CLEARING, INC 4211 South 102nd Street Omaha, NE 68127	12%
	BROWN BROTHERS HARRIMAN & CO. 50 Post Office Square Boston, MA 02110	10%
	E*TRADE SECURITIES LLC 135 E. 57th Street New York, NY 10022	6%
	SCOTTRADE INC 280 Park Avenue New York, NY 10017	5%

ProShares UltraPro Short QQQ®	NATIONAL FINANCIAL SERVICES LLC 200 Liberty Street New York, NY 10281	12%
	E*TRADE SECURITIES LLC 135 E. 57th Street New York, NY 10022	12%
	TD AMERITRADE CLEARING, INC 4211 South 102nd Street Omaha, NE 68127	12%
	CHARLES SCHWAB & CO., INC. 101 Montgomery Street San Francisco, CA 94101.	12%
	MERRILL LYNCH 101 Hudson Street Jersey City, NJ 07302	8%

Fund Name:	Name and Address:	Percentage Owned:
	BROWN BROTHERS HARRIMAN & CO. 50 Post Office Square Boston, MA 02110	5%

ProShares UltraPro Short Dow30SM	NATIONAL FINANCIAL SERVICES LLC 200 Liberty Street New York, NY 10281	18%
	CHARLES SCHWAB & CO., INC. 101 Montgomery Street San Francisco, CA 94101.	15%
	SCOTTRADE INC 280 Park Avenue New York, NY 10017	11%
	TD AMERITRADE CLEARING, INC 4211 South 102nd Street Omaha, NE 68127	11%
	E*TRADE SECURITIES LLC 135 E. 57th Street New York, NY 10022	8%

ProShares UltraPro Short MidCap400	MERRILL LYNCH 101 Hudson Street Jersey City, NJ 07302	45%
	RBC CAPITAL MARKETS LLC One Liberty Plaza New York, NY 10006	8%
	NATIONAL FINANCIAL SERVICES LLC 200 Liberty Street New York, NY 10281	8%
	CHARLES SCHWAB & CO., INC. 101 Montgomery Street San Francisco, CA 94101.	7%
	BROWN BROTHERS HARRIMAN & CO. 50 Post Office Square Boston, MA 02110	6%

ProShares UltraPro Short Russell2000	NATIONAL FINANCIAL SERVICES LLC 200 Liberty Street New York, NY 10281	12%
	MERRILL LYNCH 101 Hudson Street Jersey City, NJ 07302	11%
	CHARLES SCHWAB & CO., INC. 101 Montgomery Street San Francisco, CA 94101.	10%
	TD AMERITRADE CLEARING, INC 4211 South 102nd Street Omaha, NE 68127	9%
	JPMORGAN 14201 Dallas Parkway 121 1JIP Proxy Services Dallas, TX 75254	7%
	BNP PARIBAS NEW YORK BRANCH 525 Washington Blvd., 9th Floor Jersey City, NJ 07310	7%
	BNP PARIBAS PRIME BROKERAGE INC. 525 Washington Blvd., 9th Floor Jersey City, NJ 07310	7%

Fund Name:	Name and Address:	Percentage Owned:
	SCOTTRADE INC 280 Park Avenue New York, NY 10017	5%

ProShares Short Basic Materials	MERRILL LYNCH 101 Hudson Street Jersey City, NJ 07302	19%
	NATIONAL FINANCIAL SERVICES LLC 200 Liberty Street New York, NY 10281	17%
	CHARLES SCHWAB & CO., INC. 101 Montgomery Street San Francisco, CA 94101.	14%
	GOLDMAN SACHS & CO. Church Street Station PO Box 3197 New York, NY 10008	14%
	TD AMERITRADE CLEARING, INC 4211 South 102nd Street Omaha, NE 68127	9%
	WILLIAM BLAIR & COMPANY L.L.C. 666 5th Ave #14 New York, NY 10103	8%

ProShares Short Financials	NATIONAL FINANCIAL SERVICES LLC 200 Liberty Street New York, NY 10281	18%
	CHARLES SCHWAB & CO., INC. 101 Montgomery Street San Francisco, CA 94101.	15%
	TD AMERITRADE CLEARING, INC 4211 South 102nd Street Omaha, NE 68127	10%
	SCOTTRADE INC 280 Park Avenue New York, NY 10017	8%
	FIRST CLEARING, LLC Riverfront Plaza, 901 East Byrd Street Richmond, VA 23219	6%
	VANGUARD BROKERAGE SERVICES 100 Vanguard Boulevard Malvern, PA 19355	5%
	MERRILL LYNCH 101 Hudson Street Jersey City, NJ 07302	5%

ProShares Short Oil & Gas	MERRILL LYNCH 101 Hudson Street Jersey City, NJ 07302	32%
	WILLIAM BLAIR & COMPANY L.L.C. 666 5th Ave #14 New York, NY 10103	21%
	GOLDMAN SACHS & CO. Church Street Station PO Box 3197 New York, NY 10008	8%

Fund Name:	Name and Address:	Percentage Owned:
	TD AMERITRADE CLEARING, INC 4211 South 102nd Street Omaha, NE 68127	7%

ProShares Short Real Estate	NATIONAL FINANCIAL SERVICES LLC 200 Liberty Street New York, NY 10281	54%
	CHARLES SCHWAB & CO., INC. 101 Montgomery Street San Francisco, CA 94101.	15%
	FIRST CLEARING, LLC Riverfront Plaza, 901 East Byrd Street Richmond, VA 23219	10%

ProShares Short S&P Regional Banking	MERRILL LYNCH 101 Hudson Street Jersey City, NJ 07302	39%
	CHARLES SCHWAB & CO., INC. 101 Montgomery Street San Francisco, CA 94101.	11%
	NATIONAL FINANCIAL SERVICES LLC 200 Liberty Street New York, NY 10281	11%
	SCOTTRADE INC 280 Park Avenue New York, NY 10017	9%
	FIRST CLEARING, LLC Riverfront Plaza, 901 East Byrd Street Richmond, VA 23219	6%
	E*TRADE SECURITIES LLC 135 E. 57th Street New York, NY 10022	6%

ProShares UltraShort Basic Materials	NATIONAL FINANCIAL SERVICES LLC 200 Liberty Street New York, NY 10281	24%
	MERRILL LYNCH 101 Hudson Street Jersey City, NJ 07302	20%
	CHARLES SCHWAB & CO., INC. 101 Montgomery Street San Francisco, CA 94101	15%
	TD AMERITRADE CLEARING, INC 4211 South 102nd Street Omaha, NE 68127	6%
	BROWN BROTHERS HARRIMAN & CO. 50 Post Office Square Boston, MA 02110	6%
	E*TRADE SECURITIES LLC 135 E. 57th Street New York, NY 10022	6%
	SCOTTRADE INC 280 Park Avenue New York, NY 10017	5%

Fund Name:	Name and Address:	Percentage Owned:
ProShares UltraShort Nasdaq Biotechnology	BROWN BROTHERS HARRIMAN & CO. 50 Post Office Square Boston, MA 02110	12%
	STATE STREET BANK & TRUST CO. 1776 Heritage Drive North Quincy, MA 02171	9%
	CHARLES SCHWAB & CO., INC. 101 Montgomery Street San Francisco, CA 94101	9%
	NATIONAL FINANCIAL SERVICES LLC 200 Liberty Street New York, NY 10281	8%
	TD AMERITRADE CLEARING, INC 4211 South 102nd Street Omaha, NE 68127	8%
	MERRILL LYNCH 101 Hudson Street Jersey City, NJ 07302	7%
	E*TRADE SECURITIES LLC 135 E. 57th Street New York, NY 10022	5%

ProShares UltraShort Consumer Goods	MERRILL LYNCH 101 Hudson Street Jersey City, NJ 07302	30%
	BROWN BROTHERS HARRIMAN & CO. 50 Post Office Square Boston, MA 02110	25%
	SG AMERICAS SECURITIES, LLC 480 Washington Blvd., 21ST Floor Jersey City, NJ 07310	16%
	CHARLES SCHWAB & CO., INC. 101 Montgomery Street San Francisco, CA 94101	9%
	NATIONAL FINANCIAL SERVICES LLC 200 Liberty Street New York, NY 10281	5%
	VANGUARD BROKERAGE SERVICES 100 Vanguard Boulevard Malvern, PA 19355	5%

ProShares UltraShort Consumer Services	BROWN BROTHERS HARRIMAN & CO. 50 Post Office Square Boston, MA 02110	47%
	SG AMERICAS SECURITIES, LLC 480 Washington Blvd., 21ST Floor Jersey City, NJ 07310	13%
	MERRILL LYNCH 101 Hudson Street Jersey City, NJ 07302	11%
	CHARLES SCHWAB & CO., INC. 101 Montgomery Street San Francisco, CA 94101	9%
	NATIONAL FINANCIAL SERVICES LLC 200 Liberty Street New York, NY 10281	6%

Fund Name:	Name and Address:	Percentage Owned:
ProShares UltraShort Financials	NATIONAL FINANCIAL SERVICES LLC 200 Liberty Street New York, NY 10281	17%
	CHARLES SCHWAB & CO., INC. 101 Montgomery Street San Francisco, CA 94101.	16%
	TD AMERITRADE CLEARING, INC 4211 South 102nd Street Omaha, NE 68127	11%
	BROWN BROTHERS HARRIMAN & CO. 50 Post Office Square Boston, MA 02110	8%
	SCOTTRADE INC 280 Park Avenue New York, NY 10017	7%
	E*TRADE SECURITIES LLC 135 E. 57th Street New York, NY 10022	6%
	PERSHING LLC One Pershing Plaza Jersey City, NJ 07399	6%

ProShares UltraShort Health Care	CHARLES SCHWAB & CO., INC. 101 Montgomery Street San Francisco, CA 94101.	38%
	MERRILL LYNCH 101 Hudson Street Jersey City, NJ 07302	30%
	JPMORGAN 14201 Dallas Parkway 121 1JIP Proxy Services Dallas, TX 75254	6%
	VANGUARD BROKERAGE SERVICES 100 Vanguard Boulevard Malvern, PA 19355	6%

ProShares UltraShort Industrials	MERRILL LYNCH 101 Hudson Street Jersey City, NJ 07302	35%
	JEFFERIES LLC 520 Madison Avenue New York, NY 10022	22%
	SG AMERICAS SECURITIES, LLC 480 Washington Blvd., 21ST Floor Jersey City, NJ 07310	22%

ProShares UltraShort Oil & Gas	CHARLES SCHWAB & CO., INC. 101 Montgomery Street San Francisco, CA 94101.	20%
	NATIONAL FINANCIAL SERVICES LLC 200 Liberty Street New York, NY 10281	16%
	TD AMERITRADE CLEARING, INC 4211 South 102nd Street Omaha, NE 68127	11%

Fund Name:	Name and Address:	Percentage Owned:
	SCOTTRADE INC 280 Park Avenue New York, NY 10017	8%
	E*TRADE SECURITIES LLC 135 E. 57th Street New York, NY 10022	8%
	MERRILL LYNCH 101 Hudson Street Jersey City, NJ 07302	5%

ProShares UltraShort Real Estate	CHARLES SCHWAB & CO., INC. 101 Montgomery Street San Francisco, CA 94101.	17%
	NATIONAL FINANCIAL SERVICES LLC 200 Liberty Street New York, NY 10281	12%
	TD AMERITRADE CLEARING, INC 4211 South 102nd Street Omaha, NE 68127	11%
	GOLDMAN SACHS & CO. Church Street Station PO Box 3197 New York, NY 10008	10%
	E*TRADE SECURITIES LLC 135 E. 57th Street New York, NY 10022	5%
	SG AMERICAS SECURITIES, LLC 480 Washington Blvd., 21ST Floor Jersey City, NJ 07310	5%

ProShares UltraShort Semiconductors	CHARLES SCHWAB & CO., INC. 101 Montgomery Street San Francisco, CA 94101.	22%
	NATIONAL FINANCIAL SERVICES LLC 200 Liberty Street New York, NY 10281	21%
	MERRILL LYNCH 101 Hudson Street Jersey City, NJ 07302	10%
	E*TRADE SECURITIES LLC 135 E. 57th Street New York, NY 10022	10%
	TD AMERITRADE CLEARING, INC 4211 South 102nd Street Omaha, NE 68127	8%
	SCOTTRADE INC 280 Park Avenue New York, NY 10017	5%

ProShares UltraShort Technology	MERRILL LYNCH 101 Hudson Street Jersey City, NJ 07302	25%
	NATIONAL FINANCIAL SERVICES LLC 200 Liberty Street New York, NY 10281	19%

Fund Name:	Name and Address:	Percentage Owned:
	CHARLES SCHWAB & CO., INC. 101 Montgomery Street San Francisco, CA 94101.	12%
	TD AMERITRADE CLEARING, INC 4211 South 102nd Street Omaha, NE 68127	10%
	E*TRADE SECURITIES LLC 135 E. 57th Street New York, NY 10022	7%
	VANGUARD BROKERAGE SERVICES 100 Vanguard Boulevard Malvern, PA 19355	5%

ProShares UltraShort Telecommunications	MERRILL LYNCH 101 Hudson Street Jersey City, NJ 07302	89%

ProShares UltraShort Utilities	NATIONAL FINANCIAL SERVICES LLC 200 Liberty Street New York, NY 10281	45%
	CHARLES SCHWAB & CO., INC. 101 Montgomery Street San Francisco, CA 94101.	27%
	MERRILL LYNCH 101 Hudson Street Jersey City, NJ 07302	11%

ProShares UltraPro Short Financials	BROWN BROTHERS HARRIMAN & CO. 50 Post Office Square Boston, MA 02110	62%
	MERRILL LYNCH 101 Hudson Street Jersey City, NJ 07302	33%

ProShares Short MSCI EAFE	NATIONAL FINANCIAL SERVICES LLC 200 Liberty Street New York, NY 10281	75%
	MORGAN STANLEY 1 Pierre Pont Plaza, 5th Floor Brooklyn, NY 11201	7%

ProShares Short MSCI Emerging Markets	MORGAN STANLEY 1 Pierre Pont Plaza, 5th Floor Brooklyn, NY 11201	19%
	CHARLES SCHWAB & CO., INC. 101 Montgomery Street San Francisco, CA 94101.	15%
	MIZUHO TRUST & BANKING CO. (USA) 135 W. 50th St., 16th Floor New York, NY 10020	10%
	JP MORGAN 14201 Dallas Parkway 121 1JIP Proxy Services Dallas, TC 75254	8%
	NATIONAL FINANCIAL SERVICES LLC 200 Liberty Street New York, NY 10281	7%

Fund Name:	Name and Address:	Percentage Owned:
ProShares Short FTSE China 50	MERRILL LYNCH 101 Hudson Street Jersey City, NJ 07302	24%
	NATIONAL FINANCIAL SERVICES LLC 200 Liberty Street New York, NY 10281	15%
	CHARLES SCHWAB & CO., INC. 101 Montgomery Street San Francisco, CA 94101.	13%
	E*TRADE SECURITIES LLC 135 E. 57th Street New York, NY 10022	10%
	GOLDMAN SACHS & CO. Church Street Station PO Box 3197 New York, NY 10008	8%
	TD AMERITRADE CLEARING, INC 4211 South 102nd Street Omaha, NE 68127	6%

ProShares UltraShort MSCI EAFE	NATIONAL FINANCIAL SERVICES LLC 200 Liberty Street New York, NY 10281	27%
	CHARLES SCHWAB & CO., INC. 101 Montgomery Street San Francisco, CA 94101.	18%
	MERRILL LYNCH 101 Hudson Street Jersey City, NJ 07302	9%
	PERSHING LLC One Pershing Plaza Jersey City, NJ 07399	7%
	J.P. MORGAN CLEARING CORPORATION 70 Fargo St Boston, MA 02210	6%
	CANTOR FITZGERALD & CO. 110 East 59th Street, 7th Floor New York, NY 10022	5%

ProShares UltraShort MSCI Emerging Markets	NATIONAL FINANCIAL SERVICES LLC 200 Liberty Street New York, NY 10281	16%
	TD AMERITRADE CLEARING, INC 4211 South 102nd Street Omaha, NE 68127	14%
	BROWN BROTHERS HARRIMAN & CO. 50 Post Office Square Boston, MA 02110	10%
	CHARLES SCHWAB & CO., INC. 101 Montgomery Street San Francisco, CA 94101.	9%

ProShares UltraShort FTSE Europe	BROWN BROTHERS HARRIMAN & CO. 50 Post Office Square Boston, MA 02110	16%

Fund Name:	Name and Address:	Percentage Owned:
	NATIONAL FINANCIAL SERVICES LLC 200 Liberty Street New York, NY 10281	14%
	TD AMERITRADE CLEARING, INC 4211 South 102nd Street Omaha, NE 68127	13%
	JP MORGAN 14201 Dallas Parkway 121 1JIP Proxy Services Dallas, TC 75254	10%
	CHARLES SCHWAB & CO., INC. 101 Montgomery Street San Francisco, CA 94101	10%
	E*TRADE SECURITIES LLC 135 E. 57th Street New York, NY 10022	6%

ProShares UltraShort MSCI Pacific ex-Japan	MERRILL LYNCH 101 Hudson Street Jersey City, NJ 07302	52%
	CHARLES SCHWAB & CO., INC. 101 Montgomery Street San Francisco, CA 94101.	21%
	KNIGHT CAPITAL GROUP 405 Lexington Ave New York, NY 10174	18%

ProShares UltraShort MSCI Brazil Capped	CREDIT SUISSE SECURITIES (USA) LLC 7033 Louis Stephens Drive Research Triangle Park, NC 27560	23%
	MERRILL LYNCH 101 Hudson Street Jersey City, NJ 07302	12%
	PERSHING LLC One Pershing Plaza Jersey City, NJ 07399	11%
	CHARLES SCHWAB & CO., INC. 101 Montgomery Street San Francisco, CA 94101	10%
	BROWN BROTHERS HARRIMAN & CO. 50 Post Office Square Boston, MA 02110	10%
	TD AMERITRADE CLEARING, INC 4211 South 102nd Street Omaha, NE 68127	9%

ProShares UltraShort FTSE China 50	BROWN BROTHERS HARRIMAN & CO. 50 Post Office Square Boston, MA 02110	13%
	NATIONAL FINANCIAL SERVICES LLC 200 Liberty Street New York, NY 10281	11%
	TD AMERITRADE CLEARING, INC 4211 South 102nd Street Omaha, NE 68127	10%

Fund Name:	Name and Address:	Percentage Owned:
	CHARLES SCHWAB & CO., INC. 101 Montgomery Street San Francisco, CA 94101.	10%
	HSBC GLOBAL CUSTODY, HONG KONG 5/F, Tower 1 HSBC Centre 1 Sham Mong Road Kowloon	7%
	E*TRADE SECURITIES LLC 135 E. 57th Street New York, NY 10022	7%
	MERRILL LYNCH 101 Hudson Street Jersey City, NJ 07302	6%

ProShares UltraShort MSCI Japan	MERRILL LYNCH 101 Hudson Street Jersey City, NJ 07302	39%
	NATIONAL FINANCIAL SERVICES LLC 200 Liberty Street New York, NY 10281	12%
	CHARLES SCHWAB & CO., INC. 101 Montgomery Street San Francisco, CA 94101	9%
	E*TRADE SECURITIES LLC 135 E. 57th Street New York, NY 10022	7%
	BROWN BROTHERS HARRIMAN & CO. 50 Post Office Square Boston, MA 02110	7%

ProShares UltraShort MSCI Mexico Capped IMI	MERRILL LYNCH 101 Hudson Street Jersey City, NJ 07302	43%
	CHARLES SCHWAB & CO., INC. 101 Montgomery Street San Francisco, CA 94101	25%
	GOLDMAN SACHS & CO. Church Street Station PO Box 3197 New York, NY 10008	10%
	E*TRADE SECURITIES LLC 135 E. 57th Street New York, NY 10022	8%

ProShares Short 7-10 Year Treasury	BNP PARIBAS SECURITIES SERVICES 51 West 52nd Street, 36th Floor New York, NY 10019	14%
	BROWN BROTHERS HARRIMAN & CO. 50 Post Office Square Boston, MA 02110	12%
	PERSHING LLC One Pershing Plaza Jersey City, NJ 07399	9%

Fund Name:	Name and Address:	Percentage Owned:
	CHARLES SCHWAB & CO., INC. 101 Montgomery Street San Francisco, CA 94101.	8%
	BARCLAYS WEALTH CLIENT ACCESS 70 Hudson Street Jersey City, NJ 07302	7%
	RAYMOND JAMES & ASSOCIATES, INC. 160 Broadway Suite 600 New York, NY 10038	7%
	NATIONAL FINANCIAL SERVICES LLC 200 Liberty Street New York, NY 10281	6%

ProShares Short 20+ Year Treasury	NATIONAL FINANCIAL SERVICES LLC 200 Liberty Street New York, NY 10281	12%
	MORGAN STANLEY 1 Pierre Pont Plaza, 5th Floor Brooklyn, NY 11201	12%
	CHARLES SCHWAB & CO., INC. 101 Montgomery Street San Francisco, CA 94101	11%
	FIRST CLEARING, LLC Riverfront Plaza, 901 East Byrd Street Richmond, VA 23219	10%
	PERSHING LLC One Pershing Plaza Jersey City, NJ 07399	6%
	BROWN BROTHERS HARRIMAN & CO. 50 Post Office Square Boston, MA 02110	5%

ProShares Short High Yield	CHARLES SCHWAB & CO., INC. 101 Montgomery Street San Francisco, CA 94101	20%
	PERSHING LLC One Pershing Plaza Jersey City, NJ 07399	11%
	NATIONAL FINANCIAL SERVICES LLC 200 Liberty Street New York, NY 10281	11%
	UBS SECURITIES LLC 1000 Harbor Blvd. Weehawken, NJ 07086	8%
	BARCLAYS WEALTH CLIENT ACCESS 70 Hudson Street Jersey City, NJ 07302	7%
	TD AMERITRADE CLEARING, INC 4211 South 102nd Street Omaha, NE 68127	6%

ProShares Short Investment Grade Corporate	NATIONAL FINANCIAL SERVICES LLC 200 Liberty Street New York, NY 10281	36%
	CHARLES SCHWAB & CO., INC. 101 Montgomery Street San Francisco, CA 94101.	28%

Fund Name:	Name and Address:	Percentage Owned:
	E*TRADE SECURITIES LLC 135 E. 57th Street New York, NY 10022	8%
	TD AMERITRADE CLEARING, INC 4211 South 102nd Street Omaha, NE 68127	6%

ProShares UltraShort 3-7 Year Treasury	CHARLES SCHWAB & CO., INC. 101 Montgomery Street San Francisco, CA 94101.	24%
	MERRILL LYNCH 101 Hudson Street Jersey City, NJ 07302	20%
	RBC CAPITAL MARKETS LLC One Liberty Plaza New York, NY 10006	15%
	TD AMERITRADE CLEARING, INC 4211 South 102nd Street Omaha, NE 68127	10%
	NATIONAL FINANCIAL SERVICES LLC 200 Liberty Street New York, NY 10281	7%

ProShares UltraShort 7-10 Year Treasury	CHARLES SCHWAB & CO., INC. 101 Montgomery Street San Francisco, CA 94101.	22%
	BROWN BROTHERS HARRIMAN & CO. 50 Post Office Square Boston, MA 02110	14%
	NATIONAL FINANCIAL SERVICES LLC 200 Liberty Street New York, NY 10281	12%
	TD AMERITRADE CLEARING, INC 4211 South 102nd Street Omaha, NE 68127	6%
	PICTET & CIE Route Des Acacias 60 Ch-1211 Geneva 73 Switzerland	6%
	BNY MELLON 525 William Penn Way, Suite 0400 Pittsburgh, PA 15259	6%

ProShares UltraShort 20+ Year Treasury	CHARLES SCHWAB & CO., INC. 101 Montgomery Street San Francisco, CA 94101	16%
	NATIONAL FINANCIAL SERVICES LLC 200 Liberty Street New York, NY 10281	12%
	BROWN BROTHERS HARRIMAN & CO. 50 Post Office Square Boston, MA 02110	12%
	MERRILL LYNCH 101 Hudson Street Jersey City, NJ 07302	7%
	TD AMERITRADE CLEARING, INC 4211 South 102nd Street Omaha, NE 68127	7%

Fund Name:	Name and Address:	Percentage Owned:
	PERSHING LLC One Pershing Plaza Jersey City, NJ 07399	5%

ProShares UltraShort TIPS	PERSHING LLC One Pershing Plaza Jersey City, NJ 07399	71%
	MERRILL LYNCH 101 Hudson Street Jersey City, NJ 07302	16%

ProShares UltraPro Short 20+ Year Treasury	NATIONAL FINANCIAL SERVICES LLC 200 Liberty Street New York, NY 10281	25%
	CHARLES SCHWAB & CO., INC. 101 Montgomery Street San Francisco, CA 94101	17%
	TD AMERITRADE CLEARING, INC 4211 South 102nd Street Omaha, NE 68127	12%
	BROWN BROTHERS HARRIMAN & CO. 50 Post Office Square Boston, MA 02110	7%
	MERRILL LYNCH 101 Hudson Street Jersey City, NJ 07302	6%

ProShares Ultra S&P500®	NATIONAL FINANCIAL SERVICES LLC 200 Liberty Street New York, NY 10281	19%
	CHARLES SCHWAB & CO., INC. 101 Montgomery Street San Francisco, CA 94101	17%
	FIRST CLEARING, LLC Riverfront Plaza, 901 East Byrd Street Richmond, VA 23219	10%
	TD AMERITRADE CLEARING, INC 4211 South 102nd Street Omaha, NE 68127	9%
	PERSHING LLC One Pershing Plaza Jersey City, NJ 07399	6%

ProShares Ultra QQQ®	CHARLES SCHWAB & CO., INC. 101 Montgomery Street San Francisco, CA 94101.	21%
	NATIONAL FINANCIAL SERVICES LLC 200 Liberty Street New York, NY 10281	20%
	TD AMERITRADE CLEARING, INC 4211 South 102nd Street Omaha, NE 68127	12%
	E*TRADE SECURITIES LLC 135 E. 57th Street New York, NY 10022	6%

Fund Name:	Name and Address:	Percentage Owned:
ProShares Ultra Dow30SM	MORGAN STANLEY 1 Pierre Pont Plaza, 5th Floor Brooklyn, NY 11201	20%
	NATIONAL FINANCIAL SERVICES LLC 200 Liberty Street New York, NY 10281	17%
	CHARLES SCHWAB & CO., INC. 101 Montgomery Street San Francisco, CA 94101	13%
	TD AMERITRADE CLEARING, INC 4211 South 102nd Street Omaha, NE 68127	7%
	MERRILL LYNCH 101 Hudson Street Jersey City, NJ 07302	6%
	E*TRADE SECURITIES LLC 135 E. 57th Street New York, NY 10022	5%

ProShares Ultra MidCap400	NATIONAL FINANCIAL SERVICES LLC 200 Liberty Street New York, NY 10281	18%
	GOLDMAN SACHS & CO. Church Street Station PO Box 3197 New York, NY 10008	18%
	CHARLES SCHWAB & CO., INC. 101 Montgomery Street San Francisco, CA 94101	12%
	TD AMERITRADE CLEARING, INC 4211 South 102nd Street Omaha, NE 68127	7%
	RBC CAPITAL MARKETS LLC One Liberty Plaza New York, NY 10006	7%
	E*TRADE SECURITIES LLC 135 E. 57th Street New York, NY 10022	6%

ProShares Ultra Russell2000	CHARLES SCHWAB & CO., INC. 101 Montgomery Street San Francisco, CA 94101.	21%
	NATIONAL FINANCIAL SERVICES LLC 200 Liberty Street New York, NY 10281	16%
	TD AMERITRADE CLEARING, INC 4211 South 102nd Street Omaha, NE 68127	10%
	GOLDMAN SACHS & CO. Church Street Station PO Box 3197 New York, NY 10008	8%
	RBC CAPITAL MARKETS LLC One Liberty Plaza New York, NY 10006	5%

Fund Name:	Name and Address:	Percentage Owned:
ProShares Ultra SmallCap600	FIRST CLEARING, LLC Riverfront Plaza, 901 East Byrd Street Richmond, VA 23219	18%
	NATIONAL FINANCIAL SERVICES LLC 200 Liberty Street New York, NY 10281	17%
	MERRILL LYNCH 101 Hudson Street Jersey City, NJ 07302	17%
	CHARLES SCHWAB & CO., INC. 101 Montgomery Street San Francisco, CA 94101	15%
	TD AMERITRADE CLEARING, INC 4211 South 102nd Street Omaha, NE 68127	9%

ProShares UltraPro S&P500®	NATIONAL FINANCIAL SERVICES LLC 200 Liberty Street New York, NY 10281	21%
	CHARLES SCHWAB & CO., INC. 101 Montgomery Street San Francisco, CA 94101	15%
	TD AMERITRADE CLEARING, INC 4211 South 102nd Street Omaha, NE 68127	10%
	E*TRADE SECURITIES LLC 135 E. 57th Street New York, NY 10022	7%
	RBC INVESTOR SERVICES 155 Wellington Street. W, 3rd Floor Toronto, ON, Canada M5V3L3	6%
	MERRILL LYNCH 101 Hudson Street Jersey City, NJ 07302	6%

ProShares UltraPro QQQ®	NATIONAL FINANCIAL SERVICES LLC 200 Liberty Street New York, NY 10281	23%
	CHARLES SCHWAB & CO., INC. 101 Montgomery Street San Francisco, CA 94101	20%
	TD AMERITRADE CLEARING, INC 4211 South 102nd Street Omaha, NE 68127	11%
	E*TRADE SECURITIES LLC 135 E. 57th Street New York, NY 10022	9%
	SCOTTRADE INC 280 Park Avenue New York, NY 10017	6%
	MERRILL LYNCH 101 Hudson Street Jersey City, NJ 07302	5%

Fund Name:	Name and Address:	Percentage Owned:
ProShares UltraPro Dow30SM	NATIONAL FINANCIAL SERVICES LLC 200 Liberty Street New York, NY 10281	28%
	CHARLES SCHWAB & CO., INC. 101 Montgomery Street San Francisco, CA 94101.	12%
	TD AMERITRADE CLEARING, INC 4211 South 102nd Street Omaha, NE 68127	8%
	E*TRADE SECURITIES LLC 135 E. 57th Street New York, NY 10022	7%
	GOLDMAN SACHS EXECUTION AND CLEARING Church Street Station PO Box 3197 New York, NY 10008	7%
	SCOTTRADE INC 280 Park Avenue New York, NY 10017	7%
	UNION BANK 530 B Street, Suite 203 San Diego, CA 92101	7%
	MERRILL LYNCH 101 Hudson Street Jersey City, NJ 07302	5%

ProShares UltraPro MidCap400	CHARLES SCHWAB & CO., INC. 101 Montgomery Street San Francisco, CA 94101.	38%
	NATIONAL FINANCIAL SERVICES LLC 200 Liberty Street New York, NY 10281	15%
	TD AMERITRADE CLEARING, INC 4211 South 102nd Street Omaha, NE 68127	11%
	MERRILL LYNCH 101 Hudson Street Jersey City, NJ 07302	10%
	RBC CAPITAL MARKETS LLC One Liberty Plaza New York, NY 10006	7%
	E*TRADE SECURITIES LLC 135 E. 57th Street New York, NY 10022	6%

ProShares UltraPro Russell2000	BROWN BROTHERS HARRIMAN & CO. 50 Post Office Square Boston, MA 02110	41%
	NATIONAL FINANCIAL SERVICES LLC 200 Liberty Street New York, NY 10281	17%
	CHARLES SCHWAB & CO., INC. 101 Montgomery Street San Francisco, CA 94101.	9%
	TD AMERITRADE CLEARING, INC 4211 South 102nd Street Omaha, NE 68127	6%

Fund Name:	Name and Address:	Percentage Owned:
	E*TRADE SECURITIES LLC 135 E. 57th Street New York, NY 10022	5%

ProShares Ultra Basic Materials	CITIGROUP GLOBAL MARKETS, INC. 111 Wall Street, 4TH Floor New York, NY 10005	28%
	NATIONAL FINANCIAL SERVICES LLC 200 Liberty Street New York, NY 10281	19%
	CHARLES SCHWAB & CO., INC. 101 Montgomery Street San Francisco, CA 94101.	12%
	TD AMERITRADE CLEARING, INC 4211 South 102nd Street Omaha, NE 68127	7%
	MERRILL LYNCH 101 Hudson Street Jersey City, NJ 07302	6%

ProShares Ultra NASDAQ Biotechnology	NATIONAL FINANCIAL SERVICES LLC 200 Liberty Street New York, NY 10281	31%
	CHARLES SCHWAB & CO., INC. 101 Montgomery Street San Francisco, CA 94101	15%
	TD AMERITRADE CLEARING, INC 4211 South 102nd Street Omaha, NE 68127	11%
	E*TRADE SECURITIES LLC 135 E. 57th Street New York, NY 10022	6%
	SCOTTRADE INC 280 Park Avenue New York, NY 10017	5%

ProShares Ultra Consumer Goods	NATIONAL FINANCIAL SERVICES LLC 200 Liberty Street New York, NY 10281	26%
	CHARLES SCHWAB & CO., INC. 101 Montgomery Street San Francisco, CA 94101	15%
	SG AMERICAS SECURITIES, LLC 480 Washington Blvd., 21ST Floor Jersey City, NJ 07310	14%
	CANTOR FITZGERALD & CO. 110 East 59th Street, 7th Floor New York, NY 10022	14%
	MERRILL LYNCH 101 Hudson Street Jersey City, NJ 07302	9%

ProShares Ultra Consumer Services	NATIONAL FINANCIAL SERVICES LLC 200 Liberty Street New York, NY 10281	35%

Fund Name:	Name and Address:	Percentage Owned:
	CHARLES SCHWAB & CO., INC. 101 Montgomery Street San Francisco, CA 94101.	31%
	GOLDMAN SACHS &CO. Church Street Station PO Box 3197 New York, NY 10008	8%
	TD AMERITRADE CLEARING, INC 4211 South 102nd Street Omaha, NE 68127	7%

ProShares Ultra Financials	NATIONAL FINANCIAL SERVICES LLC 200 Liberty Street New York, NY 10281	14%
	CHARLES SCHWAB & CO., INC. 101 Montgomery Street San Francisco, CA 94101.	13%
	TD AMERITRADE CLEARING, INC 4211 South 102nd Street Omaha, NE 68127	8%
	BROWN BROTHERS HARRIMAN & CO. 50 Post Office Square Boston, MA 02110	8%
	MERRILL LYNCH 101 Hudson Street Jersey City, NJ 07302	7%
	PERSHING LLC One Pershing Plaza Jersey City, NJ 07399	7%
	MORGAN STANLEY 1 Pierre Pont Plaza, 5th Floor Brooklyn, NY 11201	6%
	E*TRADE SECURITIES LLC 135 E. 57th Street New York, NY 10022	6%

ProShares Ultra Health Care	NATIONAL FINANCIAL SERVICES LLC 200 Liberty Street New York, NY 10281	24%
	CHARLES SCHWAB & CO., INC. 101 Montgomery Street San Francisco, CA 94101.	19%
	TD AMERITRADE CLEARING, INC 4211 South 102nd Street Omaha, NE 68127	11%
	PERSHING LLC One Pershing Plaza Jersey City, NJ 07399	6%
	MERRILL LYNCH 101 Hudson Street Jersey City, NJ 07302	6%

ProShares Ultra Industrials	MERRILL LYNCH 101 Hudson Street Jersey City, NJ 07302	23%
	NATIONAL FINANCIAL SERVICES LLC 200 Liberty Street New York, NY 10281	19%

Fund Name:	Name and Address:	Percentage Owned:
	CHARLES SCHWAB & CO., INC. 101 Montgomery Street San Francisco, CA 94101	14%
	JEFFERIES LLC 520 Madison Avenue New York, NY 10022	10%
	SG AMERICAS SECURITIES, LLC 480 Washington Blvd., 21ST Floor Jersey City, NJ 07310	10%

ProShares Ultra Oil & Gas	NATIONAL FINANCIAL SERVICES LLC 200 Liberty Street New York, NY 10281	21%
	CHARLES SCHWAB & CO., INC. 101 Montgomery Street San Francisco, CA 94101.	14%
	TD AMERITRADE CLEARING, INC 4211 South 102nd Street Omaha, NE 68127	10%
	MERRILL LYNCH 101 Hudson Street Jersey City, NJ 07302	8%
	E*TRADE SECURITIES LLC 135 E. 57th Street New York, NY 10022	6%
	SCOTTRADE INC 280 Park Avenue New York, NY 10017	5%

ProShares Ultra Real Estate	MERRILL LYNCH 101 Hudson Street Jersey City, NJ 07302	12%
	BROWN BROTHERS HARRIMAN & CO. 50 Post Office Square Boston, MA 02110	11%
	CHARLES SCHWAB & CO., INC. 101 Montgomery Street San Francisco, CA 94101.	11%
	NATIONAL FINANCIAL SERVICES LLC 200 Liberty Street New York, NY 10281	11%
	PERSHING LLC One Pershing Plaza Jersey City, NJ 07399	9%
	TD AMERITRADE CLEARING, INC 4211 South 102nd Street Omaha, NE 68127	7%

ProShares Ultra S&P Regional Banking	MERRILL LYNCH 101 Hudson Street Jersey City, NJ 07302	22%
	NATIONAL FINANCIAL SERVICES LLC 200 Liberty Street New York, NY 10281	20%

Fund Name:	Name and Address:	Percentage Owned:
	CHARLES SCHWAB & CO., INC. 101 Montgomery Street San Francisco, CA 94101	17%
	TD AMERITRADE CLEARING, INC 4211 South 102nd Street Omaha, NE 68127	10%

ProShares Ultra Semiconductors	MERRILL LYNCH 101 Hudson Street Jersey City, NJ 07302	18%
	NATIONAL FINANCIAL SERVICES LLC 200 Liberty Street New York, NY 10281	17%
	CHARLES SCHWAB & CO., INC. 101 Montgomery Street San Francisco, CA 94101.	15%
	PERSHING LLC One Pershing Plaza Jersey City, NJ 07399	10%
	TD AMERITRADE CLEARING, INC 4211 South 102nd Street Omaha, NE 68127	9%

ProShares Ultra Technology	CHARLES SCHWAB & CO., INC. 101 Montgomery Street San Francisco, CA 94101.	25%
	NATIONAL FINANCIAL SERVICES LLC 200 Liberty Street New York, NY 10281	20%
	TD AMERITRADE CLEARING, INC 4211 South 102nd Street Omaha, NE 68127	10%
	PERSHING LLC One Pershing Plaza Jersey City, NJ 07399	6%
	E*TRADE SECURITIES LLC 135 E. 57th Street New York, NY 10022	6%

ProShares Ultra Telecommunications	MERRILL LYNCH 101 Hudson Street Jersey City, NJ 07302	79%
	NATIONAL FINANCIAL SERVICES LLC 200 Liberty Street New York, NY 10281	6%

ProShares Ultra Utilities	CHARLES SCHWAB & CO., INC. 101 Montgomery Street San Francisco, CA 94101	25%
	NATIONAL FINANCIAL SERVICES LLC 200 Liberty Street New York, NY 10281	23%
	TD AMERITRADE CLEARING, INC 4211 South 102nd Street Omaha, NE 68127	13%
	MERRILL LYNCH 101 Hudson Street Jersey City, NJ 07302	7%

Fund Name:	Name and Address:	Percentage Owned:
	E*TRADE SECURITIES LLC 135 E. 57th Street New York, NY 10022	5%

ProShares UltraPro Financials	CITIGROUP GLOBAL MARKETS, INC. 111 Wall Street, 4TH Floor New York, NY 10005	26%
	MERRILL LYNCH 101 Hudson Street Jersey City, NJ 07302	19%
	PERSHING LLC One Pershing Plaza Jersey City, NJ 07399	13%
	NATIONAL FINANCIAL SERVICES LLC 200 Liberty Street New York, NY 10281	10%
	CHARLES SCHWAB & CO., INC. 101 Montgomery Street San Francisco, CA 94101	10%
	TD AMERITRADE CLEARING, INC 4211 South 102nd Street Omaha, NE 68127	7%

ProShares Ultra MSCI EAFE	PERSHING LLC One Pershing Plaza Jersey City, NJ 07399	44%
	CITIGROUP GLOBAL MARKETS, INC. 111 Wall Street, 4TH Floor New York, NY 10005	30%
	NATIONAL FINANCIAL SERVICES LLC 200 Liberty Street New York, NY 10281	9%
	JP MORGAN 14201 Dallas Parkway 121 1JIP Proxy Services Dallas, TC 75254	8%

ProShares Ultra MSCI Emerging Markets	CHARLES SCHWAB & CO., INC. 101 Montgomery Street San Francisco, CA 94101.	16%
	NATIONAL FINANCIAL SERVICES LLC 200 Liberty Street New York, NY 10281	15%
	TD AMERITRADE CLEARING, INC 4211 South 102nd Street Omaha, NE 68127	10%
	MERRILL LYNCH 101 Hudson Street Jersey City, NJ 07302	8%
	J.P. MORGAN CLEARING CORPORATION 70 Fargo St Boston, MA 02210	7%
	BROWN BROTHERS HARRIMAN & CO. 50 Post Office Square Boston, MA 02110	6%

Fund Name:	Name and Address:	Percentage Owned:
ProShares Ultra FTSE Europe	CITIGROUP GLOBAL MARKETS, INC. 111 Wall Street, 4TH Floor New York, NY 10005	37%
	NATIONAL FINANCIAL SERVICES LLC 200 Liberty Street New York, NY 10281	11%
	BROWN BROTHERS HARRIMAN & CO. 50 Post Office Square Boston, MA 02110	8%
	PERSHING LLC One Pershing Plaza Jersey City, NJ 07399	6%
	TD AMERITRADE CLEARING, INC 4211 South 102nd Street Omaha, NE 68127	5%
	MORGAN STANLEY 1 Pierre Pont Plaza, 5th Floor Brooklyn, NY 11201	5%
	CHARLES SCHWAB & CO., INC. 101 Montgomery Street San Francisco, CA 94101	5%

ProShares Ultra MSCI Pacific ex-Japan	MERRILL LYNCH 101 Hudson Street Jersey City, NJ 07302	53%
	CHARLES SCHWAB & CO., INC. 101 Montgomery Street San Francisco, CA 94101	19%

ProShares Ultra MSCI Brazil Capped	MERRILL LYNCH 101 Hudson Street Jersey City, NJ 07302	34%
	CHARLES SCHWAB & CO., INC. 101 Montgomery Street San Francisco, CA 94101.	18%
	TD AMERITRADE CLEARING, INC 4211 South 102nd Street Omaha, NE 68127	8%
	BREMER TRUST N.A. 445 Minnesota Street, Suite 2000 St. Paul, MN 55101	7%
	NATIONAL FINANCIAL SERVICES LLC 200 Liberty Street New York, NY 10281	7%

ProShares Ultra FTSE China 50	NATIONAL FINANCIAL SERVICES LLC 200 Liberty Street New York, NY 10281	19%
	CHARLES SCHWAB & CO., INC. 101 Montgomery Street San Francisco, CA 94101.	17%
	BROWN BROTHERS HARRIMAN & CO. 50 Post Office Square Boston, MA 02110	12%

Fund Name:	Name and Address:	Percentage Owned:
	MERRILL LYNCH 101 Hudson Street Jersey City, NJ 07302	9%
	TD AMERITRADE CLEARING, INC 4211 South 102nd Street Omaha, NE 68127	7%
	JP MORGAN 14201 Dallas Parkway 121 1JIP Proxy Services Dallas, TC 75254	7%

ProShares Ultra MSCI Japan	MERRILL LYNCH 101 Hudson Street Jersey City, NJ 07302	21%
	BNP PARIBAS SECURITIES SERVICES 51 West 52nd Street, 36th Floor New York, NY 10019	12%
	BROWN BROTHERS HARRIMAN & CO. 50 Post Office Square Boston, MA 02110	10%
	NATIONAL FINANCIAL SERVICES LLC 200 Liberty Street New York, NY 10281	9%
	MORGAN STANLEY 1 Pierre Pont Plaza, 5th Floor Brooklyn, NY 11201	8%
	CHARLES SCHWAB & CO., INC. 101 Montgomery Street San Francisco, CA 94101	8%
	TD AMERITRADE CLEARING, INC 4211 South 102nd Street Omaha, NE 68127	5%

ProShares Ultra MSCI Mexico Capped IMI	MERRILL LYNCH 101 Hudson Street Jersey City, NJ 07302	33%
	NATIONAL FINANCIAL SERVICES LLC 200 Liberty Street New York, NY 10281	19%
	JP MORGAN 14201 Dallas Parkway 121 1JIP Proxy Services Dallas, TC 75254	14%
	CHARLES SCHWAB & CO., INC. 101 Montgomery Street San Francisco, CA 94101.	13%

ProShares Ultra 7-10 Year Treasury	FIRST CLEARING, LLC Riverfront Plaza, 901 East Byrd Street Richmond, VA 23219	36%
	PERSHING LLC One Pershing Plaza Jersey City, NJ 07399	11%
	RBC CAPITAL MARKETS LLC One Liberty Plaza New York, NY 10006	9%

Fund Name:	Name and Address:	Percentage Owned:
	TD AMERITRADE CLEARING, INC 4211 South 102nd Street Omaha, NE 68127	9%
	NATIONAL FINANCIAL SERVICES LLC 200 Liberty Street New York, NY 10281	7%
	MORGAN STANLEY 1 Pierre Pont Plaza, 5th Floor Brooklyn, NY 11201	5%

ProShares Ultra 20+ Year Treasury	CHARLES SCHWAB & CO., INC. 101 Montgomery Street San Francisco, CA 94101	26%
	J.P. MORGAN CLEARING CORPORATION 70 Fargo St Boston, MA 02210	13%
	TD AMERITRADE CLEARING, INC 4211 South 102nd Street Omaha, NE 68127	11%
	MERRILL LYNCH 101 Hudson Street Jersey City, NJ 07302	8%
	NATIONAL FINANCIAL SERVICES LLC 200 Liberty Street New York, NY 10281	7%
	SCOTTRADE INC 280 Park Avenue New York, NY 10017	7%
	RBC CAPITAL MARKETS LLC One Liberty Plaza New York, NY 10006	6%

ProShares Ultra High Yield	TD AMERITRADE CLEARING, INC 4211 South 102nd Street Omaha, NE 68127	18%
	PERSHING LLC One Pershing Plaza Jersey City, NJ 07399	18%
	MERRILL LYNCH 101 Hudson Street Jersey City, NJ 07302	16%

ProShares Ultra Investment Grade Corporate	MERRILL LYNCH 101 Hudson Street Jersey City, NJ 07302	48%
	CHARLES SCHWAB & CO., INC. 101 Montgomery Street San Francisco, CA 94101	13%
	PERSHING LLC One Pershing Plaza Jersey City, NJ 07399	9%
	J.P. MORGAN CLEARING CORPORATION 70 Fargo St Boston, MA 02210	9%
	NATIONAL FINANCIAL SERVICES LLC 200 Liberty Street New York, NY 10281	7%

PART C. OTHER INFORMATION

ProShares Trust

Item 28. Exhibits

(a)	Articles of Incorporation

(1)	Certificate of Trust of the Registrant.[1]

(2)	Certificate of Amendment to the Certificate of Trust of the Registrant (changing the name from ProFunds ETF Trust to xtraShares Trust).[2]

(3)	Certificate of Amendment to the Certificate of Trust of the Registrant (changing the name from xtraShares Trust to ProShares Trust).[3]

(4)	Amended and Restated Declaration of Trust of the Registrant.[8]

(b)	By-Laws

(1)	Amended and Restated By-Laws of the Registrant.[8]

(c)	Instruments Defining Rights of Security Holders

Not applicable.

(d)	Investment Advisory Contracts

(1)	Investment Advisory Agreement between Registrant and ProShare Advisors LLC[4] and Amendment No. 26 to Schedule A, dated June 11, 2015. [17]

(2)	Advisory Fee Waiver Agreement between ProShare Advisors LLC and Registrant, dated May 30, 2014. [13]

(a)	Amendment No. 2 to the Advisory Fee Waiver Agreement between ProShare Advisors LLC and Registrant, dated June 11, 2015.[17]

(3)	Form of Investment Advisory and Management Agreement between ProShare Advisors LLC and Registrant, dated June 11, 2015.[17]

(4)	Form of Investment Advisory Agreement between ProShares Advisors LLC and Registrant, dated [ ], 2015.[18]

(e)	Underwriting Contracts

(1)	Distribution Agreement between Registrant and SEI Investments Distribution Co.[5]

(f)	Bonus or Profit Sharing Contracts

Not applicable.

(g)	Custodian Agreements

(1)	Domestic Custody Agreement between Registrant and JPMorgan Chase Bank, N.A.[5]

(a)	Cash Trade Execution Rider.[7]

(b)	Amendment No.3 to Cash Trade Execution Rider.[7]

(c)	Amended and Restated Global Custody Rider.[10]

(d)	Amendment No. 24 to Schedule A of Fee Schedules for Global Custody and Agency Services, dated November 12, 2012. [11]

(e)	Amendment No. XX to the Domestic Custody Agreement between the Registrant and JPMorgan Chase, N.A., dated June 11, 2015. [18]

(h)	Other Material Contracts

(1)	Management Services Agreement between Registrant and ProShares Advisors LLC[4] and Amendment No. XX to Schedule A, dated [ ], 2015.[18]

(2)	Expense Limitation Agreement between Registrant and ProShare Advisors LLC[4] and Amended Schedule A, dated June 11, 2015.

(3)	Expense Limitation Agreement between Registrant and ProShare Advisors LLC, dated May 1, 2013[12] and Schedule A, dated October 1, 2014.[14]

(4)	Advisory and Management Services Fee Waiver Agreement between Registrant and ProShare Advisors LLC, on behalf of ProShares Morningstar Alternatives Solution ETF, dated October 8, 2014. [16]

(5)	Fund Services Agreement (Administration and Compliance Services, Regulatory Services, Accounting Services) between Registrant and JPMorgan Investor Services Co.[5] and Amendment No. XX, dated [ ], 2015.[18]

(6)	Agency Services Agreement between Registrant and JPMorgan Chase Bank, N.A.[5] and Amendment No. XX to Exhibit A, dated [ ], 2015.[18]

(7)	Form of Authorized Participant Agreement between Registrant and SEI Investments Distribution Co.[3]

(8)	PFO/Treasurer Services Agreement between Registrant and Foreside Compliance Services, LLC[5] and Amendment No. 1, dated January 17, 2007.[7]

(9)	Regulatory Administration Agreement between Registrant and Citi Fund Services Ohio, Inc., dated January 1, 2012.[10]

(i)	Legal Opinion[18]

(j)	Consent of Independent Registered Public Accounting Firm

Not applicable.

(k)	Omitted Financial Statements

Not applicable.

(l)	Initial Capital Agreements

(1)	Investor Letter.[6]

(m)	Rule 12b-1 Plan

(1)	Form of Distribution Plan.[3]

(n)	Rule 18f-3 Plan

Not applicable.

(o)	Reserved

Not applicable.

(p)	Codes of Ethics

(1)	Amended and Restated Combined Code of Ethics of the Registrant and Advisor, dated September 8, 2014.[14]

(2)	Rule 17j-1 Code of Ethics of the Distributor, dated April 29, 2014.[14]

(q)	Powers of Attorney

(1)	Power of Attorney from William D. Fertig, dated September 19, 2011.[9]

(2)	Power of Attorney from Louis M. Mayberg, dated September 19, 2011.[9]

(3)	Power of Attorney from Russell S. Reynolds, III, dated September 19, 2011.[9]

(4)	Power of Attorney from Michael L. Sapir, dated September 19, 2011.[9]

(5)	Power of Attorney from Michael C. Wachs, dated September 19, 2011.[9]

(1)	Filed with Initial Registration Statement on June 5, 2002.
(2)	Previously filed on July 17, 2003 as part of Pre-Effective Amendment No. 2 under the Securities Act of 1933 and incorporated by reference herein.
(3)	Previously filed on May 22, 2006 as part of Pre-Effective Amendment No. 6 under the Securities Act of 1933 and incorporated by reference herein.
(4)	Previously filed on June 19, 2006 as part of Pre-Effective Amendment No. 7 under the Securities Act of 1933 and incorporated by reference herein.
(5)	Previously filed on August 30, 2006 as part of Post-Effective Amendment No. 1 under the Securities Act of 1933 and incorporated by reference herein.
(6)	Previously filed on December 29, 2006 as part of Post-Effective Amendment No. 2 under the Securities Act of 1933 and incorporated by reference herein.
(7)	Previously filed on September 28, 2010 as part of Post-Effective Amendment No. 27 under the Securities Act of 1933 and incorporated by reference herein.
(8)	Previously filed on December 30, 2010 as part of Post-Effective Amendment No. 30 under the Securities Act of 1933 and incorporated by reference herein.
(9)	Previously filed on September 28, 2011 as part of Post-Effective Amendment No. 47 under the Securities Act of 1933 and incorporated by reference herein.
(10)	Previously filed on January 23, 2012 as part of Post-Effective Amendment No. 57 under the Securities Act of 1933 and incorporated by reference herein.
(11)	Previously filed on December 6, 2012 as part of Post-Effective Amendment No. 77 under the Securities Act of 1933 and incorporated by reference herein.
(12)	Previously filed on May 2, 2013 as part of Post-Effective Amendment No. 87 under the Securities Act of 1933 and incorporated by reference herein.
(13)	Previously filed on July 23, 2014 as part of Post-Effective Amendment No. 119 under the Securities Act of 1933 and incorporated by reference herein.
(14)	Previously filed on September 22, 2014 as part of Post-Effective Amendment No. 123 under the Securities Act of 1933 and incorporated by reference herein.
(15)	Previously filed on October 6, 2014 as part of Post-Effective Amendment No. 125 under the Securities Act of 1933 and incorporated by reference herein.
(16)	Previously filed on October 8, 2014 as part of Post-Effective Amendment No. 126 under the Securities Act of 1933 and incorporated by reference herein.
(17)	Previously filed on June 22, 2015 as part of Post Effective Amendment No. 146 und the Securities Act of 1933 and incorporated by reference herein.
(18)	To be filed by amendment.

Item 29. Persons Controlled By or Under Common Control With Registrant

Provide a list or diagram of all persons directly or indirectly controlled by or under common control with the Registrant. For any person controlled by another person, disclose the percentage of voting securities owned by the immediately controlling person or other basis of that person’s control. For each company, also provide the state or other sovereign power under the laws of which the company is organized.

None.

Item 30. Indemnification

State the general effect of any contract, arrangements or statute under which any director, officer, underwriter or affiliated person of the registrant is insured or indemnified against any liability incurred in their official capacity, other than insurance provided by any director, officer, affiliated person, or underwriter for their own protection.

Reference is made to Article Eight of the Registrant’s Amended and Restated Declaration of Trust which is incorporated herein by reference:

The Registrant (also, the “Trust”) is organized as a Delaware business trust is operated pursuant to an Amended and Restated Declaration of Trust, dated December 13, 2010 (the “Declaration of Trust”), that permits the Registrant to indemnify every person who is, or has been, a Trustee, officer, employee or agent of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof. This indemnification is subject to the following conditions:

No indemnification shall be provided hereunder to a Covered Person:

(a)	For any liability to the Trust or its Shareholders arising out of a final adjudication by the court of other body before which the proceeding was brought that the Covered Person engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

(b)	With respect to any matter as to which the Covered Person shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Trust;

(c)	For any criminal proceeding finally adjudicated for which the Covered Person had reasonable cause to believe that his or her conduct was unlawful; or

(d)	In the event of a settlement of other disposition not involving a final adjudication (as provided in paragraph (a), (b) or (c) of this Section 8.5.2) and resulting in a payment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of this office by the court or other body approving the settlement or other disposition, or a reasonable determination, based on a review of readily available facts (as opposed to a full trial-type inquiry), that he or she did not engage in such conduct, such determination being made by : (i) a vote of a majority of the Disinterested Trustees (as such term is defined in Section 8.5.5) acting on the matter); or (ii) a writer opinion of independent legal counsel.

The rights of indemnification under the Declaration of Trust may be insured against by policies maintained by the Trust, and shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person, and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained in the Declaration of Trust shall affect any rights to indemnification to which Trust personnel other than Covered Persons may be entitled by contract or otherwise under law.

Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under Section 8.5 of the Declaration of Trust shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he or she is not entitled to indemnification under Section 8.5 of the Declaration of Trust, provided that either: Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of this office by the court or other body approving the settlement or other disposition, or a reasonable determination, based on a review of readily available facts (as opposed to a full trial-type inquiry), that he or she did not engage in such conduct, such determination being made by : (i) a vote of a majority of the Disinterested Trustees (as such term is defined in Section 8.5.5) acting on the matter (provided that a majority of Disinterested Trustees then in office act on the matter); or (ii) a writer opinion of independent legal counsel.

(a)	Such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

(b)	A majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or independent legal counsel in a written opinion shall determine, based upon a review of the readily available facts (as opposed to the facts available upon a full trial), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

As used in Section 8.5 of the Declaration of Trust, the following words shall have the meanings set forth below:

(c)	A “Disinterested Trustee” is one (i) who is not an Interested Person of the Trust (including anyone, as such Disinterested Trustees, who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), and (ii) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending;

(d)	“Claim,” “action,” “suite” or “proceeding” shall apply to all claims, actions, suits, proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and

(e)	“Liability” and “expenses” shall include without limitation, attorneys’ and accountants’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

Item 31. Business and Other Connections of Investment Adviser

Describe any other business, profession, vocation or employment of a substantial nature in which the investment adviser and each director, officer or partner of the investment adviser, or has been, engaged within the last two fiscal years for his or her own account or in the capacity of director, officer, employee, partner or trustee (disclose the name and principal business address of any company for which a person listed above serves in the capacity of director, officer, employee, partner or trustee, and the nature of the relationship.)

Reference is made to the caption “Management” in the Prospectuses constituting Part A which is incorporated herein by reference and “Management of ProShares Trust” in the Statement of Additional Information constituting Part B which is incorporated herein by reference.

The information as to the directors and officers of ProShare Advisors LLC is set forth in ProShare Advisors LLC’s Form ADV filed with the Securities and Exchange Commission on April 7, 2005 (Reference No. 5524427696B2B2), as amended, and is incorporated herein by reference.

Item 32. Principal Underwriters

(a)	State the name of each investment company (other than the registrant) for which each principal underwriter currently distributing securities of the registrant also acts as a principal underwriter, depositor or investment adviser.

Registrant’s distributor, SEI Investments Distribution Co. (the “Distributor”), acts as distributor for:

Adviser Managed Trust Fund

Bishop Street Funds

BlackRock Funds III (f/k/a Barclays Global Investors Funds)

Causeway Capital Management Trust

CNI Charter Funds

Community Reinvestment Act Qualified Investment Fund

FaithShares Trust

Global X Funds

iShares Inc.

iShares MSCI Emerging Markets Small Cap Index Fund, Inc.

iShares MSCI Russia Capped Index Fund, Inc.

iShares Trust

ProShares Trust II

RiverPark Funds

Schwab Strategic Trust

SEI Alpha Strategy Portfolios, LP

SEI Daily Income Trust

SEI Liquid Asset Trust

SEI Opportunity Fund, LP

SEI Structured Credit Fund, LP

SEI Tax Exempt Trust

SEI Institutional Managed Trust

SEI Institutional International Trust

SEI Asset Allocation Trust

SEI Institutional Investments Trust

TD Asset Management USA Funds

The Advisors’ Inner Circle Fund

The Advisors’ Inner Circle Fund II

The Arbitrage Funds

Wilshire Mutual Funds, Inc.

Wilshire Variable Insurance Trust

The Distributor provides numerous financial services to investment managers, pension plan sponsors, and bank trust departments. These services include portfolio evaluation, performance measurement and consulting services (“Funds Evaluation”) and automated execution, clearing and settlement of securities transactions (“MarketLink”).

(b)	Provide the information required by the following table with respect to each director, officer or partner of each principal underwriter named in answer to Item 25. Unless otherwise noted, the business address of each director or officer is Oaks, PA 19456

Name	Position and Office with Underwriter	Positions and Offices with Registrant
William M. Doran	Director	None
Edward D. Loughlin	Director	None
Wayne M. Withrow	Director	None
Kevin P. Barr	President & Chief Executive Officer	None
Maxine J. Chou	Chief Financial Officer, Chief Operations Officer & Treasurer	None
John C. Munch	General Counsel & Secretary	None
Karen E. LaTourette	Chief Compliance Officer, Anti-Money Laundering Officer and Assistant Secretary	None
Mark J. Held	Senior Vice President	None
Lori L. White	Vice President & Assistant Secretary	None
John P. Coary	Vice President and Assistant Secretary	None
John J. Cronin	Vice President	None
Robert M. Silvestri	Vice President	None

Item 33. Location of Accounts and Records

State the names and address of each person maintaining principal possession of each account, book or other document required to be maintained by Section 31(a) of the 1940 Act [15 u.s.c. 80a-30(a)] and the rules under that section.

The books, accounts and other documents required by Section 31(a) under the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are maintained in the physical possession of:

JP Morgan Chase Bank, N.A.

Attn: General Counsel

4 MetroTech Center

Brooklyn, NY 11245

J.P. Morgan Investor Services Co.

70 Fargo Street – Suite 3 East

Boston, MA 02210-1950

Attention: Fund Regulatory Services Department

ProShare Advisors LLC

c/o ProFund Advisors LLC

Attn: General Counsel

7501 Wisconsin Avenue, Suite 1000

Bethesda, MD 20814-6527

SEI Investments Distribution Co.

Attn: General Counsel

One Freedom Valley Drive

Oaks, Pennsylvania 19456-1100

Item 34. Management Services

Provide a summary of the substantive provisions of any management-related service contract not discussed in Part A or Part B, disclosing the parties to the contract and the total amount paid and by whom, for the fund’s last three fiscal years.

Item 35. Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this post-effective amendment (the “Amendment”) to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Bethesda and the State of Maryland on August 20, 2015.

ProShares Trust

By:	/s/ Todd B. Johnson
Todd B. Johnson President

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated.

Signature	Title	Date

/s/ Michael L. Sapir Michael L. Sapir	Trustee, Chairman	August 20, 2015

/s/ Russell S. Reynolds, III * Russell S. Reynolds, III	Trustee	August 20, 2015

/s/ Michael C. Wachs * Michael C. Wachs	Trustee	August 20, 2015

/s/ William D. Fertig*	Trustee	August 20, 2015
William D. Fertig

/s/ Todd B. Johnson Todd B. Johnson	President	August 20, 2015

/s/ Charles S. Todd	Treasurer	August 20, 2015
Charles S. Todd

* By:	/s/ Robert J. Borzone, Jr.
Robert J. Borzone, Jr.
As Attorney-in-fact

Date: August 20, 2015